EXHIBIT 10.1

SEQUOIA RESIDENTIAL FUNDING, INC.
Depositor

WELLS FARGO BANK, N.A.
 Master Servicer and Securities Administrator

and

U.S. BANK NATIONAL ASSOCIATION
 Trustee

POOLING AND SERVICING AGREEMENT

dated as of September 1, 2011

SEQUOIA MORTGAGE TRUST 2011-2

ATTACHMENTS

Exhibit A	Forms of Certificates
Exhibit B	Form of Residual Certificate Transfer Affidavit (Transferee)
Exhibit C	Residual Certificate Transfer Affidavit (Transferor)
Exhibit D	Form of Custodial Agreement
Exhibit E-1	Form of Rule 144A Transfer Certificate
Exhibit E-2	Form of Purchaser’s Letter for Qualified Institutional Buyers
Exhibit F	Form of Purchaser’s Letter for Institutional Accredited Investor
Exhibit G	Form of ERISA Transfer Affidavit
Exhibit H-1	List of Purchase Agreements
Exhibit H-2	List of Servicing Agreements
Exhibit I	Additional Disclosure Notification
Exhibit J	Back-up Certificate to Form 10-K Certificate
Exhibit K	Servicing Criteria to Be Addressed in Assessment of Compliance
Exhibit L	Additional Form 10-D Disclosure
Exhibit M	Additional Form 10-K Disclosure
Exhibit N	Additional Form 8-K Disclosure
Exhibit O	Form of NRSRO Certification

Schedule A	Mortgage Loan Schedule

This POOLING AND SERVICING AGREEMENT, dated as of September 1, 2011 (the “Agreement”), by and among SEQUOIA RESIDENTIAL FUNDING, INC., a Delaware corporation, as depositor (the “Depositor”), U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”), and WELLS FARGO BANK, N.A., a national banking association, in its dual capacities as master servicer (the “Master Servicer”) and securities administrator (the “Securities Administrator”).

PRELIMINARY STATEMENT

The Depositor has acquired the Mortgage Loans from the Seller and at the Closing Date is the owner of the Mortgage Loans and related property being conveyed by the Depositor to the Trustee hereunder for inclusion in the Trust Fund.  On the Closing Date, the Depositor will acquire the Certificates from the Trustee as consideration for the Depositor’s transfer to the Trust Fund of the Mortgage Loans, and the other property constituting the Trust Fund.  The Depositor has duly authorized the execution and delivery of this Agreement to provide for the conveyance to the Trustee of the Mortgage Loans and the related property constituting the Trust Fund.  All covenants and agreements made by the Seller in the Mortgage Loan Purchase and Sale Agreement, each Purchase Agreement, each Servicing Agreement and in this Agreement and by the Depositor, the Master Servicer, the Securities Administrator and the Trustee herein, with respect to the Mortgage Loans and the other property constituting the Trust Fund, are for the benefit of the Holders from time to time of the Certificates.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee are entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

As provided herein, the Trustee, at the direction of the Securities Administrator, shall elect that the Trust Fund be treated for federal income tax purposes as comprising two real estate mortgage investment conduits (each, a “REMIC” or, in the alternative, the “Lower-Tier REMIC” and the “Upper-Tier REMIC,” respectively).  Each Certificate, other than the Class R Certificate and the Class LT-R Certificate, is hereby designated as a regular interest in the Upper-Tier REMIC, as described herein.  The Class R Certificate represents and is hereby designated as the sole class of residual interest in the Upper-Tier REMIC.

The Class LT-R Certificate evidences ownership of the sole class of residual interest in the Lower-Tier REMIC (the “LT-R Interest”).  The Lower-Tier REMIC shall hold as its assets all property of the Trust Fund, other than the interests in any REMIC formed hereby.  Each Lower-Tier Interest other than the LT-R Interest shall be uncertificated and is hereby designated as a regular interest in the Lower-Tier REMIC and the LT-R Interest is hereby designated as the sole Class of residual interest in the Lower-Tier REMIC.  The Upper-Tier REMIC shall hold as its assets the Lower-Tier Interests other than the LT-R Interest.

The Lower-Tier REMIC Interests

The following table sets forth (or describes) the Class designation, interest rate, and initial Class Principal Amount for each Class of Lower-Tier Interests:

Lower-Tier REMIC Interest Designation	Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
LT-A1	(1)	(2)	A-1, A-IO
LT-B1	(1)	(2)	B-1
LT-B2	(1)	(2)	B-2
LT-B3	(1)	(2)	B-3
LT-B4	(1)	(2)	B-4
LT-B5	(1)	(2)	B-5
LT-R	(1)	(3)	N/A

(1)	The interest rate with respect to any Distribution Date (and the related Accrual Period) for this Lower-Tier Interest will be a per annum rate equal to the Net WAC Rate for such Distribution Date.

(2)
This interest shall have an initial class principal amount equal to the aggregate Initial Class Principal Amount of its Corresponding Class(es) of Certificates (other than any interest-only certificates).

(3)	The LT-R Interest is the sole class of residual interest in the Lower-Tier REMIC.

On each Distribution Date, the Available Distribution Amount distributable as interest shall be deemed to have been distributed as interest with respect to the Lower-Tier Interests based on the interest rates described above.  On each Distribution Date, Interest Shortfalls shall be allocated to each Lower-Tier Interest to the same extent that such Interest Shortfalls are allocated to the related Class of Upper-Tier Interests.

On each Distribution Date, the remaining Available Distribution Amount distributable with respect to principal shall be deemed to have been distributed to the Lower-Tier Interests as follows:

(i)
first, to the Lower-Tier Interest LT-A1, until its Class Principal Amount equals the sum of the Class Principal Amount of the Class A-1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(ii)
second, to the LT-B1 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-1 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iii)
third, to the LT-B2 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-2 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(iv)
fourth, to the LT-B3 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-3 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(v)
fifth, to the LT-B4 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-4 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02;

(vi)
sixth, to the LT-B5 Interest until its Class Principal Amount equals the Class Principal Amount of the Class B-5 Certificate immediately after taking account of the distributions to such Class of Certificates pursuant to Section 5.02; and

(vii)	finally, to the LT-R Interest, any remaining amounts.

The Certificates and the Upper-Tier REMIC

The following table sets forth (or describes) the Class designation, Certificate Interest Rate, initial Class Principal Amount (or initial Class Notional Amount) and minimum denomination for each Class of Certificates comprising interests in the Trust Fund created hereunder.  The Class A-1, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates represent regular interests in the Upper-Tier REMIC; the Class R Certificate represents the sole class of residual interest in the Upper-Tier REMIC; and the Class LT-R Certificate represents the sole class of residual interest in the Lower-Tier REMIC and does not represent an interest in the Upper Tier REMIC.

Class Designation	Certificate Interest Rate	Initial Class Principal Amount or Class Notional Amount	Minimum Denominations or Percentage Interest
Class A-1	(1)	$347,460,000	$100,000
Class A-IO	(2)	(3)	$1,000,000
Class B-1	Net WAC Rate	$10,319,000	$100,000
Class B-2	Net WAC Rate	$4,878,000	$100,000
Class B-3	Net WAC Rate	$5,440,000	$100,000
Class B-4	Net WAC Rate	$3,002,000	$100,000
Class B-5	Net WAC Rate	$4,128,254	$100,000
Class R	Net WAC Rate	(4)	100%

(1)	The Certificate Interest Rate of the Class A-1 Certificates will be an annual rate equal to the lesser of (a) the Net WAC Rate and (b) 3.900%.

(2)	The Certificate Interest Rate of the Class A-IO Certificates will be an annual rate equal to the excess, if any, of the Net WAC Rate over 3.900%.

(3)
The Class A-IO Certificate is an interest only Certificate and for any Distribution Date the Class Notional Amount of the Class A-IO Certificates is equal to the Class Principal Amount of the Class A-1 Certificates immediately before such Distribution Date.  The initial Class Notional Amount of the Class A-IO Certificates is $347,460,000.

(4)	Amounts allocated to the Class LT-R Certificate pursuant to Sections 5.02(a)(xiii) and 5.02(d) shall be excluded from the Available Distribution Amount for the Upper-Tier REMIC.

As of the Cut-off Date, the Mortgage Loans had an Aggregate Stated Principal Balance of $375,227,254.13.

In consideration of the mutual agreements herein contained, the Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby agree as follows.

ARTICLE I

DEFINITIONS

Section 1.01              Definitions.  The following words and phrases, unless the context otherwise requires, shall have the following meanings:

10-K Filing Deadline:  As defined in Section 6.21(b)(i) hereof.

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, those mortgage master servicing practices of prudent mortgage master servicing institutions which master service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accountant:  A Person engaged in the practice of accounting who (except when this Agreement provides that an Accountant must be Independent) may be employed by or affiliated with the Depositor or an Affiliate of the Depositor.

Accountant’s Attestation:  As defined in Section 6.24.

Accrual Period:  With respect to any Distribution Date and for each Class of Certificates, the calendar month preceding the month in which the Distribution Date occurs.  Interest shall accrue on all Classes of Certificates and on all Lower-Tier Interests on the basis of a 360-day year consisting of twelve 30-day months.

Acknowledgements:  The Assignment of Representations and Warranties Agreements and the Assignment, Assumption and Recognition Agreements, each dated September 27, 2011, assigning rights under the Purchase Agreements and the Servicing Agreements, respectively, from the Seller to the Depositor and from the Depositor to the Trustee, for the benefit of the Certificateholders, acknowledged by the Master Servicer, and providing certain rights to the Controlling Holder.

Additional Form 10-D Disclosure:  As defined in Section 6.21(a)(i).

Additional Form 10-K Disclosure:  As defined in Section 6.21(b)(i).

Additional Servicer: Each affiliate of a Servicer that services any of the Mortgage Loans and each Person who is not an affiliate of the Depositor or a Servicer, who services 10% or more of the Mortgage Loans (measured by aggregate Stated Principal Balance of the Mortgage Loans annually at the commencement of the calendar year prior to the year in which an Item 1123 Certificate is required to be delivered).  For clarification purposes, the Master Servicer and the Securities Administrator are Additional Servicers.

Advance:  The payments required to be made by the Master Servicer or the applicable Servicer with respect to any Distribution Date pursuant to this Agreement or the Servicing Agreements, as applicable, the amount of any such payment being equal to the aggregate of the payments of principal and interest (net of the Master Servicing Fee and/or the applicable Servicing Fee) on the Mortgage Loans that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that the Master Servicer or the Servicers have determined would constitute Nonrecoverable Advances if advanced.

Adverse REMIC Event:  Either (i) loss of status as a REMIC, within the meaning of Section 860D of the Code, for any group of assets identified as a REMIC in the Preliminary Statement to this Agreement, or (ii) imposition of any tax, including the tax imposed under Section 860F(a)(1) on prohibited transactions, and the tax imposed under Section 860G(d) on certain contributions to a REMIC, on any REMIC created hereunder to the extent such tax would be payable from assets held as part of the Trust Fund.

Affiliate:  With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person.  For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

 Aggregate Expense Rate:  The sum of the Master Servicing Fee Rate and the applicable Servicing Fee Rate.

Aggregate Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances for all Mortgage Loans which were outstanding on the Due Date in the month preceding the month of such Distribution Date.

Aggregate Voting Interests:  The aggregate of the Voting Interests of all the Certificates under this Agreement.

Agreement:  This Pooling and Servicing Agreement and all amendments and supplements hereto.

Applicable Credit Support Percentage:  As to any Class of Subordinate Certificates and any Distribution Date, the sum of the Class Subordination Percentage of such Class and the aggregate of the Class Subordination Percentages of all other Classes (if any) of Subordinate Certificates having higher numerical Class designations than such Class.

Appraised Value:  With respect to any Mortgage Loan, the Appraised Value of the related Mortgaged Property shall be the lesser of:  (i) the value (or the Reconciled Market Value if more than one appraisal is received) thereof as determined by a Qualified Appraiser at the time of origination of the Mortgage Loan, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan; provided, however, that in the case of a Refinancing Mortgage Loan, such value (or the Reconciled Market Value if more than one appraisal is received) of the Mortgaged Property is based solely upon the value determined by an appraisal or appraisals made for the originator of such Refinancing Mortgage Loan at the time of origination of such Refinancing Mortgage Loan by a Qualified Appraiser.

Appraiser Independence Requirements: The Appraiser Independence Requirements effective as of October 15, 2010, as amended and in effect from time to time.

Assessment of Compliance:  As defined in Section 6.23(a).

Authenticating Agent:  Any authenticating agent appointed by the Trustee pursuant to Section 6.10 until any successor authenticating agent for the Certificates is named, and thereafter  “Authenticating Agent” shall mean any such successor.  The initial Authenticating Agent shall be the Securities Administrator under this Agreement.

Authorized Officer:  Any Person who may execute an Officer’s Certificate on behalf of the Depositor.

Available Distribution Amount:  With respect to any Distribution Date, the sum of the following amounts: (i) all scheduled payments of interest (net of the Servicing Fees and the Master Servicing Fee) and principal due during the related Due Period, together with any Advances in respect thereof; (ii) Insurance Proceeds received during the related Prepayment Period; (iii) Liquidation Proceeds received during the related Prepayment Period (net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances and Servicing Advances, if any); (iv) Subsequent Recoveries received during the related Prepayment Period; (v) all Principal Prepayments, together with any accrued interest thereon, identified as having been received on the Mortgage Loans during the related Prepayment Period, plus any amounts received from the Servicers or the Master Servicer in respect of Prepayment Interest Shortfalls on such Mortgage Loans; (vi) amounts received with respect to such Distribution Date as the Substitution Amount and the Repurchase Price in respect of a Deleted Mortgage Loan or a Mortgage Loan purchased by an Originator or the Seller as of such Distribution Date as a result of a breach of a representation or warranty or by the Controlling Holder pursuant to Section 2.07; and (vii) the Clean-up Call Price paid by the party exercising its right to purchase the Mortgage Loans and terminate the Trust Fund, if applicable; minus

(A) amounts applied to reimburse Advances and Servicing Advances previously made and other amounts as to which the Servicers are entitled to be reimbursed pursuant to the Servicing Agreements; (B) amounts applied to reimburse Advances and Servicing Advances previously made as to which the Master Servicer is entitled to be reimbursed pursuant to this Agreement; and (C) the sum of all related fees, charges and other costs, including indemnification amounts and costs of arbitration (other than the Master Servicing Fee and amounts required to be paid by the Master Servicer from the Master Servicing Fee) payable or reimbursable to the Master Servicer, the Securities Administrator and the Trustee from the Trust Fund under this Agreement and the Custodian under the Custodial Agreement, subject to an aggregate maximum amount of $300,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter) to be paid to such parties collectively, in the order claims for payment of such amounts are received by the Securities Administrator; provided, however, that if a claim is presented for an amount that, when combined with the amount of prior claims paid during that year, would exceed $300,000, then only a portion of such claim will be paid that will make the total amount paid during that year equal to $300,000 and the excess remaining unpaid, together with any additional claims received during that year, will be deferred until the following anniversary year and if the total amount of such deferred claims exceeds $300,000 then payment in such following anniversary year (and each subsequent anniversary year as may be needed until such deferred claims are paid in full) shall be apportioned among the Master Servicer, the Securities Administrator, the Custodian and the Trustee, in proportion to the aggregate amount of deferred claims submitted by such entity as of the last day of the prior year; provided that, in no event will the aggregate amount reimbursable to the Trustee exceed $100,000 annually (per year from the Closing Date to the first anniversary of the Closing Date and each subsequent anniversary year thereafter).

Back-Up Certificate:  As defined in Section 6.21(e).

Bankruptcy:  As to any Person, the making of an assignment for the benefit of creditors, the filing of a voluntary petition in bankruptcy, adjudication as a bankrupt or insolvent, the entry of an order for relief in a bankruptcy or insolvency proceeding, the seeking of reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief, or seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator, dissolution, or termination, as the case may be, of such Person pursuant to the provisions of either the Bankruptcy Code or any other similar state laws.

Bankruptcy Code:  The United States Bankruptcy Code, as amended.

Benefit Plan Opinion:  An Opinion of Counsel satisfactory to the Certificate Registrar, the Depositor and the Trustee to the effect that any proposed transfer will not (i) cause the assets of the Trust Fund to be regarded as plan assets for purposes of the Plan Asset Regulations or (ii) give rise to any fiduciary duty on the part of the Depositor or the Trustee.

Book-Entry Certificates:  Beneficial interests in Certificates designated as “Book-Entry Certificates” in this Agreement, ownership and transfers of which shall be evidenced or made through book entries by a Clearing Agency as described in Section 3.09; provided, that after the occurrence of a Book-Entry Termination whereupon book-entry registration and transfer are no longer permitted and Definitive Certificates are to be issued to Certificate Owners, such Book-Entry Certificates shall no longer be “Book-Entry Certificates.”  As of the Closing Date, the following Classes of Certificates constitute Book-Entry Certificates:  Class A-1, Class A-IO, Class B-1, Class B-2 and Class B-3.

Book-Entry Termination:  As defined in Section 3.09(c).

Business Day:  Any day other than (i) a Saturday or a Sunday, (ii) a legal holiday in the States of California, Maryland, Minnesota, Missouri or New York, (iii) a day on which banking institutions in the States of California, Maryland, Minnesota, Missouri or New York are authorized or obligated by law or executive order to be closed or (iv) a day on which the New York Stock Exchange or the Federal Reserve Bank of New York is closed.

Certificate:  Any one of the certificates signed by the Trustee and authenticated by the Securities Administrator as Authenticating Agent in substantially the forms attached hereto as Exhibit A.

Certificate Interest Rate:  With respect to each Class of Certificates and any Distribution Date, the applicable per annum rate described in the Preliminary Statement to this Agreement.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

Certificate Principal Amount:  With respect to any Certificate (other than the Class A-IO, Class R and Class LT-R Certificates), at the time of determination, the maximum specified dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the initial principal amount set forth on the face of such Certificate, less (i) the amount of all principal distributions previously made with respect to such Certificate; (ii) the principal portion of all Realized Losses previously allocated to such Certificate; and (iii) any Certificate Writedown Amount previously allocated to such Certificate; provided, however, that on any Distribution Date on which a Subsequent Recovery is distributed, the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has been applied will be increased sequentially, in order of seniority, by an amount equal to the lesser of (A) the principal portion of any Certificate Writedown Amount or Realized Loss amount previously allocated to that Certificate to the extent not previously recovered and (B) the principal portion of any Subsequent Recovery allocable to such Certificate after application (for this purpose) to more senior Classes of Certificates pursuant to this Agreement; and provided further that on any Distribution Date on which the Aggregate Stated Principal Balance of the Mortgage Loans exceeds the aggregate Certificate Principal Amount, such excess will be allocated to increase the Certificate Principal Amount of any Certificate then outstanding to which a Certificate Writedown Amount or Realized Loss amount has previously been allocated, sequentially in order of seniority, up to the principal amount of such Certificate Writedown Amount or Realized Loss to the extent not previously recovered.  The Class A-IO, Class R and Class LT-R Certificates are issued without Certificate Principal Amounts.

Certificate Register and Certificate Registrar:  The register maintained and the registrar appointed pursuant to Section 3.02.  The Securities Administrator will act as the initial Certificate Registrar.

Certificate Writedown Amount:  The amount by which the aggregate Certificate Principal Amount of all the Certificates (other than the Class A-IO, Class R and Class LT-R Certificates) on any Distribution Date (after giving effect to distributions of principal and allocations of Realized Losses on that Distribution Date) exceeds the Aggregate Stated Principal Balance of the Mortgage Loans for the Distribution Date.

Certificateholder:  The meaning provided in the definition of “Holder.”

Certification:  As defined in the Custodial Agreement.

Civil Relief Act:  The Servicemembers Civil Relief Act, as amended, or any similar state or local law.

Class:  Collectively, Certificates bearing the same class designation.  In the case of the Lower-Tier REMIC, the term “Class” refers to all Lower-Tier Interests having the same alphanumeric designation.

Class LT-R Certificate:  The Class LT-R Certificate executed by the Trustee and authenticated and delivered by the Authenticating Agent, substantially in the form annexed as Exhibit A and evidencing ownership of the LT-R Interest.

Class R Certificate:  The Class R Certificate executed by the Trustee, and authenticated and delivered by the Authenticating Agent, substantially in the form annexed hereto as Exhibit A, and evidencing the ownership of the sole residual interest in the Upper-Tier REMIC.

Class Notional Amount:  With respect to the Interest-Only Certificates, the applicable class notional amount calculated as provided in the Preliminary Statement to this Agreement.

Class Principal Amount:  With respect to each Class of Certificates (other than the Class A-IO, Class R and Class LT-R Certificates), the aggregate of the Certificate Principal Amounts of all Certificates of such Class at the date of determination.  With respect to any Lower-Tier Interest, the initial Class Principal Amount as shown or described in the table set forth in the Preliminary Statement to this Agreement for the Lower-Tier REMIC, as reduced by principal distributed with respect to such Lower-Tier Interest and Realized Losses allocated to such Lower-Tier Interest at the date of determination.

Class Subordination Percentage:  With respect to each Class of Subordinate Certificates, for each Distribution Date, the percentage obtained by dividing the Class Principal Amount of such Class prior to any distributions of principal or allocations of Realized Losses on that Distribution Date by the aggregate of the Class Principal Amounts of all Classes of Certificates (other than the Class A-IO, Class R and Class LT-R Certificates) prior to any distributions of principal or allocations of Realized Losses on that Distribution Date.

Clean-up Call:  The optional purchase of the Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund on any date on which the Aggregate Stated Principal Balance is less than 20% or 5%, as applicable, of the Aggregate Stated Principal Balance as of the Cut-off Date, in accordance with Section 7.01(d) or (e) of this Agreement.

Clean-up Call Price:  The price paid by the party exercising the Clean-up Call pursuant to Section 7.01(d) or (e) of this Agreement, which is equal to the sum of (i) 100% of the aggregate outstanding principal balance of the Mortgage Loans plus accrued interest thereon, to, but not including, the first day of the month in which the Clean-up Call Price is to be distributed and (ii) the fair market value of any REO Property; provided, however, that such purchase price may be increased as is necessary, as determined by the Depositor, to avoid disqualification of any REMIC created under this Agreement as a REMIC.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.  As of the Closing Date, the Clearing Agency shall be The Depository Trust Company.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  September 27, 2011.

Code:  The Internal Revenue Code of 1986, as amended, and as it may be further amended from time to time, any successor statutes thereto, and applicable U.S. Department of Treasury regulations issued pursuant thereto in temporary or final form.

Commission:  U.S. Securities and Exchange Commission.

Controlling Holder:  At any time, any Affiliate of the Depositor other than the Seller, so long as such entity is the Holder of the majority of the Class Principal Amount of the most subordinate Class of Certificates then outstanding with a Class Principal Amount greater than zero; if an Affiliate of the Depositor other than the Seller is no longer the Holder of such Certificates, then no entity will have any rights under this Agreement as a Controlling Holder.  Neither the Depositor nor the Seller shall be a Controlling Holder.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Cooperative Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, that includes the allocation of individual dwelling units to the holders of the shares of the Cooperative Corporation.

Cooperative Shares:  Shares issued by a Cooperative Corporation.

Corporate Trust Office:  With respect to the Trustee, the corporate trust office of the Trustee located at 60 Livingston Avenue, EP-MN-WS3D, St. Paul, Minnesota, 55107, Attention: Structured Finance/Sequoia Mortgage Loan Trust 2011-2, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Master Servicer and the Securities Administrator or the principal corporate trust office of any successor Trustee.  With respect to the Certificate Registrar and presentment of Certificates for registration of transfer, exchange or final payment, Sixth Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention:  Corporate Trust Services Sequoia Mortgage Trust 2011-2.

Corresponding Class of Certificates:  With respect to each Lower-Tier Interest, the Class or Classes of Certificates appearing opposite such Lower-Tier Interest, as described in the Preliminary Statement to this Agreement.

Credit Support Depletion Date:  The first Distribution Date, if any, on which the aggregate of the Class Principal Amounts of the Subordinate Certificates has been reduced to zero.

Current Interest:  With respect to each Class of Certificates and any Distribution Date, the aggregate amount of interest accrued at the applicable Certificate Interest Rate during the related Accrual Period on the Class Principal Amount or Class Notional Amount, as applicable, of such Class prior to any distributions of principal or allocations of Realized Losses prior to such Distribution Date.

Custodial Accounts:  Each Custodial Account (other than an Escrow Account) established and maintained by a Servicer pursuant to a Servicing Agreement with respect to the Mortgage Loans.

Custodial Agreement:  The Custodial Agreement, dated as of September 1, 2011, among the Depositor, the Seller, the Trustee, Wells Fargo Bank, N.A., as Custodian and Wells Fargo Bank, N.A., as Master Servicer, as amended from time to time.  A copy of the Custodial Agreement is attached hereto as Exhibit D.

Custodian:  A Person who is at any time appointed by the Trustee as a custodian of all or a portion of the Mortgage Documents and the Trustee Mortgage Files and listed on the Mortgage Loan Schedule as the Custodian of such Mortgage Documents and Trustee Mortgage Files.  The initial Custodian is Wells Fargo Bank, N.A.

Cut-off Date:  September 1, 2011.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction in the Scheduled Payment for such Mortgage Loan by a court of competent jurisdiction in a proceeding under the Bankruptcy Code, which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defective Mortgage Loan:  The meaning specified in Section 2.04.

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

Definitive Certificate:  A Certificate of any Class issued in definitive, fully registered, certificated form, which shall initially be the Class B-4, Class B-5, Class LT-R and Class R Certificates.

Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with a Qualified Substitute Mortgage Loan in accordance with a Purchase Agreement or Servicing Agreement.

Delinquent:  Any Mortgage Loan with respect to which the Scheduled Payment due on a Due Date is not received, based on the Mortgage Bankers Association method of calculating delinquency.

Demand:  As defined in Section 4.04(a).

Depositor:  Sequoia Residential Funding, Inc., a Delaware corporation having its principal place of business in California, or its successors in interest.

Determination Date:  With respect to each Distribution Date, the 16th day of the month in which such Distribution Date occurs, or, if such 16th day is not a Business Day, the next succeeding Business Day; provided, however, that with respect to a Servicer and such Servicer's Advance obligations pursuant to the related Servicing Agreement, the Determination Date is the date set forth in the related Servicing Agreement.

Disqualified Organization:  A “disqualified organization” as defined in Section 860E(e)(5) of the Code.

Distribution Account:  The separate Eligible Account created and maintained by the Securities Administrator, on behalf of the Trustee, pursuant to Section 4.01.  Funds in the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account) shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

Distribution Date:  The 25th day of each month or, if such 25th day is not a Business Day, the next succeeding Business Day, commencing in October 2011.

Distribution Date Statement:  As defined in Section 4.02.

Due Date:  With respect to any Mortgage Loan, the date on which a Scheduled Payment is due under the related Mortgage Note as indicated in the applicable Servicing Agreement, exclusive of any days of grace.

Due Period:  As to any Distribution Date, the period beginning on the second day of the calendar month preceding the month in which such Distribution Date occurs, and ending on the first day of the calendar month in which such Distribution Date occurs.

Eligible Account:  Any account or accounts maintained with a federal or state chartered depository institution or trust company the short-term and long-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) are rated in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations and in one of the two highest rating categories of the Rating Agency with respect to long-term unsecured debt obligations at the time any amounts are held on deposit therein. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee or the Paying Agent.  If the rating of the short-term or long-term unsecured debt obligations of the depository institution or trust company that maintains the account or accounts is no longer in the highest rating category of the Rating Agency with respect to short-term unsecured debt obligations or in one of the two highest rating categories of the Rating Agency with respect to long-term unsecured debt obligations, the funds on deposit therewith in connection with this transaction shall be transferred to an Eligible Account within 30 days of such downgrade.

Eligible Investments:  At any time, any one or more of the following obligations and securities:

(i)           direct obligations of, and obligations fully guaranteed by the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America;

(ii)          (a) demand or time deposits, federal funds or bankers’ acceptances issued by any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or the short-term deposit rating and/or the long-term unsecured debt obligations or deposits of such depository institution or trust company at the time of such investment or contractual commitment providing for such investment are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the FDIC;

(iii)         repurchase obligations with a term not to exceed thirty (30) days and with respect to any security described in clause (i)  above and entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above;

(iv)         securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof that are rated in the highest rating category by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, in each case at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investments therein will cause the then outstanding principal amount of securities issued by such corporation and held as Eligible Investments to exceed 10% of the aggregate outstanding principal balances of all of the Mortgage Loans and Eligible Investments;

(v)          commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than one year after the date of issuance thereof) that is rated in the highest rating category by the Rating Agency at the time of such investment; and

(vi)         any money market funds rated in one of the two highest rating categories by the Rating Agency for long-term unsecured debt with a maturity of more than one year or in the highest rating category with respect to short-term obligations, including any such fund managed or advised by the Trustee or any of its Affiliates;

provided, however, that no instrument or security shall be a Eligible Investment if such instrument or security evidences a right to receive only interest payments with respect to the obligations underlying such instrument or if such security provides for payment of both principal and interest with a yield to maturity in excess of 120% of the yield to maturity at par or if such instrument or security is purchased at a price greater than par.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  The Class R, Class LT-R, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates and any Certificate that does not satisfy the applicable rating requirement under the Underwriter’s Exemption.

Escrow Account:  As defined in Section 1.01 of each Servicing Agreement.

Event of Default:  Any one of the conditions or circumstances enumerated in Section 6.14.

Exception Report:  As defined in the Custodial Agreement.

Exchange Act:  The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

Fannie Mae:  Fannie Mae or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

FIRREA:  The Financial Institutions Reform, Recovery, and Enforcement Act of 1989, as amended and in effect from time to time.

Fitch:  Fitch, Inc., or any successor in interest.

Form 8-K Disclosure Information:  As defined in Section 6.21(c)(i).

Freddie Mac:  Freddie Mac, or any successor thereto.

Holder or Certificateholder:  The registered owner of any Certificate as recorded on the books of the Certificate Registrar except that, solely for the purposes of taking any action or giving any consent pursuant to this Agreement, any Certificate registered in the name of the Trustee, the Master Servicer, the Securities Administrator or either Servicer, or any Affiliate thereof shall be deemed not to be outstanding in determining whether the requisite percentage necessary to take such action or effect such consent has been obtained, and, in determining whether the Trustee shall be protected in taking such action or in relying upon such consent, only Certificates which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded.  The Trustee, the Certificate Registrar and the Securities Administrator may request and conclusively rely on certifications by the Master Servicer, the Securities Administrator  or either Servicer in determining whether any Certificates are registered to an Affiliate of the Master Servicer, the Securities Administrator  or either Servicer.

HUD:  The United States Department of Housing and Urban Development, or any successor thereto.

Independent:  When used with respect to any Accountants, a Person who is “independent” within the meaning of Rule 2-01(b) of the Securities and Exchange Commission’s Regulation S-X.  When used with respect to any other Person, a Person who (a) is in fact independent of another specified Person and any Affiliate of such other Person, (b) does not have any material direct financial interest in such other Person or any Affiliate of such other Person, and (c) is not connected with such other Person or any Affiliate of such other Person as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

Insurance Policy:  With respect to any Mortgage Loan, any insurance policy, including all names and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds paid by any Insurance Policy (excluding proceeds required to be applied to the restoration and repair of the related Mortgaged Property or released to the Mortgagor), in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

Insured Expenses:  Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

Interest Distribution Amount:  For each Class of Certificates on any Distribution Date, the Current Interest for such Class as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Shortfalls, which shall be allocated to each Class on a pro rata basis based on the amount of Current Interest payable to each such Class.

Interest-Only Certificates:  The Class A-IO Certificates.

Interest Shortfall:  As to any Class of Certificates and any Distribution Date, the amount by which (i) the Interest Distribution Amount for such Class on all prior Distribution Dates exceeds (ii) amounts distributed in respect of interest to such Class on prior Distribution Dates.

Item 1123 Certificate:  As defined in Section 6.22.

Latest Possible Maturity Date:  The Distribution Date occurring in September 2041.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) as to which, prior to the close of business on the Business Day immediately preceding the Due Date, the applicable Servicer has determined that all recoverable Liquidation Proceeds and Insurance Proceeds have been received.

Liquidation Proceeds:  All cash amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other net proceeds received in connection with the disposition of an REO Property.

Loan-To-Value Ratio:  With respect to any Mortgage Loan and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

Lower-Tier Interest:  Any one of the interests in the Lower-Tier REMIC as described in the Preliminary Statement to this Agreement.

Lower-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

LT-R Interest:  The residual interest in the Lower-Tier REMIC, as described in the Preliminary Statement to this Agreement.

Master Servicer:  Wells Fargo Bank, N.A., a national banking association organized under the laws of the United States in its capacity as Master Servicer and any successor in interest, or if any successor master servicer shall be appointed as herein provided, then such successor master servicer.

Master Servicer Compensating Interest Payment:  As to any Distribution Date and the Master Servicer, the lesser of (1) the Master Servicing Fee for such date and (2) any Prepayment Interest Shortfalls for such date (to the extent such Prepayment Interest Shortfalls are required to be paid but are not actually paid by the Servicers as a Servicer Compensating Interest Payment).

Master Servicing Fee:  With respect to any Distribution Date, an amount equal to the product of one-twelfth of the Master Servicing Fee Rate and the Stated Principal Balance of each Mortgage Loan as of the first day of the related Due Period.

Master Servicing Fee Rate:  0.0175% per annum.

Master Servicing Transfer Costs:  All reasonable costs and expenses incurred by the Trustee in connection with the appointment of a successor master servicer and the transfer of master servicing from a predecessor master servicer, including, without limitation, any reasonable costs or expenses associated with the identification and engagement of a successor master servicer, the documentation of the assumption of master servicing by the successor master servicer, the complete transfer of all master servicing data and the completion, correction or manipulation of such master servicing data as may be required by the Trustee or the successor master servicer to correct any errors or insufficiencies in the master servicing data or otherwise to enable the Trustee or other successor master servicer to master service the Mortgage Loans properly and effectively.

Moody’s:  Moody’s Investors Service, Inc., or any successor in interest.

Mortgage:  A mortgage, deed of trust or other instrument creating a first lien on, or first priority ownership interest in, an estate in fee simple in real property securing a Mortgage Note, together with improvements thereto.

Mortgage Documents:  With respect to each Mortgage Loan, the mortgage documents required to be delivered to the Custodian pursuant to the Custodial Agreement.

Mortgage Loan:  A Mortgage and the related Mortgage Note or other evidences of indebtedness secured by each such Mortgage conveyed, transferred, sold, assigned to or deposited with the Trustee pursuant to Section 2.01 (including any Qualified Substitute Mortgage Loan and REO Property), including without limitation, each Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Purchase and Sale Agreement:  The mortgage loan purchase and sale agreement, dated as of September 27, 2011, between the Seller and the Depositor.

Mortgage Loan Schedule:  The schedule attached hereto as Schedule A, which shall identify each Mortgage Loan, as such schedule may be amended by the Depositor or the Servicer from time to time to reflect the addition of Qualified Substitute Mortgage Loans to, or the deletion of Deleted Mortgage Loans from, the Trust Fund.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage under a Mortgage Loan.

Mortgaged Property:  The underlying property securing a Mortgage Loan which, with respect to a Cooperative Loan, is the related Cooperative Shares and Proprietary Lease.

Mortgage Rate:  As to any Mortgage Loan and any Distribution Date, the annual rate of interest borne by the related Mortgage Note as of the related Due Date, taking into account any Servicing Modification or other amendments to the Mortgage Note.

Mortgagor:  The obligor on a Mortgage Note.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan or any other disposition of related Mortgaged Property, the related Liquidation Proceeds net of Advances, Servicing Advances, related Servicing Fees and/or Master Servicing Fees and any other accrued and unpaid servicing fees received and retained in connection with the liquidation of such Mortgage Loan or Mortgaged Property.

Net Mortgage Rate:  With respect to any Mortgage Loan and any Distribution Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the Aggregate Expense Rate.

Net Prepayment Interest Shortfall:  With respect to any Mortgage Loan and any Distribution Date, the amount by which any Prepayment Interest Shortfall for the related Due Period exceeds the amount of Master Servicer Compensating Interest Payment paid by the Master Servicer and Servicer Compensating Interest Payment paid by the applicable Servicer in respect of such shortfall for such Due Period.

Net WAC Rate:  With respect to any Distribution Date, the weighted average of the Net Mortgage Rates for all the Mortgage Loans as of the first day of the calendar month immediately preceding the calendar month of that Distribution Date, weighted on the basis of their Stated Principal Balances.

Non-Book-Entry Certificate:  Any Certificate other than a Book-Entry Certificate.

Non-permitted Foreign Holder:  As defined in Section 3.03(f).

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer and/or a Servicer (as certified in an Officer’s Certificate of the Master Servicer and/or Servicer, as applicable), which in the good faith judgment of such party, shall not be ultimately recoverable by such party from the related Mortgagor, related Liquidation Proceeds or otherwise.

Non-Upper-Tier REMIC:  As defined in Section 10.01(d).

Non-U.S. Person:  Any person other than a “United States person” within the meaning of Section 7701(a)(30) of the Code.

Notional Amount:  With respect to an Interest-Only Certificate and any Distribution Date, such Certificate’s Percentage Interest of the Class Notional Amount of such Class of Certificates for such Distribution Date.

NRSRO:  Any nationally recognized statistical rating organization for purposes of Rule 17g-5 under the Exchange Act.

NRSRO Certification:  A certification in the form of Exhibit O hereto.

Officer’s Certificate:  (a) With respect to the Depositor, a certificate signed by two Authorized Officers of the Depositor, (b) with respect to the Master Servicer or the Securities Administrator, a certificate signed by the Chairman of the Board, any Vice Chairman, the President, any Vice President or any Assistant Vice President of the Master Servicer or the Securities Administrator, (c) with respect to a Servicer, a certificate signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, one of the Assistant Treasurers or Assistant Secretaries of a Servicer, or any other duly authorized officers or agents of a Servicer, and in each case delivered to the Trustee, the Securities Administrator or the Master Servicer, as required hereby.

Opinion of Counsel:  A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, the Securities Administrator or the Master Servicer, as required hereby, and who may be in-house or outside counsel to the Depositor, the Master Servicer, the Securities Administrator or the Trustee but which must be Independent outside counsel with respect to any such opinion of counsel concerning the transfer of any Residual Certificate or concerning certain matters with respect to ERISA or the taxation, or the federal income tax status, of each REMIC.

Original Applicable Credit Support Percentage:  With respect to each Class of Subordinate Certificates, the related Applicable Credit Support Percentage as of the Closing Date, which shall be equal to the corresponding approximate percentage set forth in the table below opposite its Class designation:

Class B-1	7.40%
Class B-2	4.65%
Class B-3	3.35%
Class B-4	1.90%
Class B-5	1.10%

Original Subordinate Class Principal Amount:  The aggregate of the Class Principal Amounts of the Classes of Subordinate Certificates as of the Closing Date.

Originator:  Each of First Republic Bank, PHH Mortgage Corporation, Wells Fargo Bank, N.A., SunTrust Mortgage, Inc., PrimeLending, a PlainsCapital Company, and Sterling Savings Bank, each as seller under the related Purchase Agreement, and any successor thereto.

Paying Agent:  Any paying agent appointed pursuant to Section 3.08.  The initial Paying Agent shall be the Securities Administrator under this Agreement.

Percentage Interest:  With respect to any Certificate, its percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by all Certificates of the same Class as such Certificate.  With respect to any Certificate, other than an Interest-Only Certificate, if applicable, or the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall equal the initial Certificate Principal Amount thereof divided by the initial Class Principal Amount of all Certificates of the same Class.  With respect to each of the Class R Certificates and the Class LT-R Certificates, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise, be equal to 100%.  With respect to an Interest-Only Certificate, the Percentage Interest evidenced thereby shall equal its initial Notional Amount as set forth on the face thereof divided by the initial Class Notional Amount of such Class.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  An employee benefit plan or other retirement arrangement which is subject to Section 406 of ERISA and/or Section 4975 of the Code or any entity whose underlying assets include “plan assets” of such plan or arrangement under the Plan Asset Regulations by reason of their investment in the entity.

Plan Asset Regulations:  The U.S. Department of Labor regulations set forth in 29 C.F.R. Section 2510.3-101, as modified by Section 3(42) of ERISA.

Prepayment Interest Shortfall:  With respect to a Mortgage Loan and any Distribution Date, the amount by which interest paid by the related Mortgagor in connection with a Principal Prepayment on the Mortgage Loan is less than one month’s interest at the related Mortgage Rate on the Stated Principal Balance of that Mortgage Loan as of the preceding Distribution Date.

Prepayment Period:  With respect to each Distribution Date, the calendar month immediately preceding the month in which the Distribution Date occurs.

Primary Mortgage Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Principal Distribution Amount:  With respect to any Distribution Date, the sum of (a) the principal portion of each Scheduled Payment (before taking into account any Deficient Valuations or Debt Service Reductions) due on the related Due Date, whether or not received, (b) the principal portion of each Principal Prepayment made by a Mortgagor during the related Prepayment Period; (c) the principal portion of each other unscheduled collection, including any Subsequent Recoveries, Insurance Proceeds and Net Liquidation Proceeds (other than with respect to any Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period) received during the related Prepayment Period; (d) that portion of the Repurchase Price representing principal of any Mortgage Loans repurchased by an Originator or the Seller in accordance with a Purchase Agreement, by the Seller in accordance with Section 2.04 herein or by the Controlling Holder in accordance with Section 2.07 herein, in each case to the extent received during the related Prepayment Period; (e) the principal portion of any related Substitution Amount received during the related Prepayment Period; and (f) on the Distribution Date on which the Trust Fund is to be terminated pursuant to Article VII hereof, that portion of the Clean-up Call Price in respect of principal.

Principal Forbearance Amount:  With respect to a Mortgage Loan that was the subject of a Servicing Modification, the amount of principal of the Mortgage Loan, if any, that has been deferred and that does not accrue interest.

Principal Prepayment:  Any full or partial payment or other recovery of principal on a Mortgage Loan that is received in advance of its scheduled Due Date and that is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Proprietary Lease:  With respect to any Cooperative Property, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Cooperative Shares.

Prospectus:  The prospectus supplement dated September  23, 2011 and the accompanying prospectus dated February 16, 2011, relating to the Class A-1, Class B-1, Class B-2 and Class B-3 Certificates, together with any supplement thereto.

Purchase Agreement: Each agreement listed on Exhibit H-1, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Qualified Appraiser:  With respect to each Mortgage Loan, an appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan, and such appraiser and the appraisal made by such appraiser both satisfy the requirements of Fannie Mae or Freddie Mac (including but not limited to the Appraiser Independence Requirements) and Title XI of FIRREA and the regulations promulgated thereunder, all as in effect on the date the Mortgage Loan was originated.

Qualified Substitute Mortgage Loan:  A mortgage loan substituted by the Originator or the Seller, as applicable, for a Deleted Mortgage Loan in accordance with the applicable Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, which must, on the date of such substitution, (a) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted Mortgage Loan, an aggregate principal balance), not in excess of the Stated Principal Balance of the Deleted Mortgage Loan (the amount of any shortfall will be paid by the Originator or the Seller, as applicable, and distributed to Trust Fund in the month of substitution), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Deleted Mortgage Loan, (c) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (d) have a Loan-to-Value Ratio at origination no greater than that of the Deleted Mortgage Loan and (e) comply as of the date of substitution with each representation and warranty relating to the Mortgage Loans set forth in the applicable Purchase Agreement.

Rating Agency:  Fitch.

Rating Agency Information:  The notices, information, reports, certifications and oral and written statements required to be provided to the Rating Agency pursuant to this Agreement or Rule 17g-5 under the Exchange Act.

Realized Loss:  (a) With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan plus accrued interest) as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the Due Date as to which interest was last paid by the borrower to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds received during the month in which such liquidation occurred, to the extent not previously applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan;

(b) with respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation;

(c) with respect to each Mortgage Loan that has been the subject of a Servicing Modification, any principal due on the Mortgage Loan that has been written off by a Servicer and any Principal Forbearance Amount; and

(d)  with respect to each Class of Certificates, the amount by which the Class Principal Amount is reduced as a result of clauses (a), (b) or (c) above.

Reconciled Market Value:  The estimated market value of a Mortgaged Property or REO Property as reasonably determined by the applicable Servicer based on different results obtained from different permitted valuation methods or at different time periods, all in accordance with such Servicer's customary servicing procedures.

Record Date:  As to any Distribution Date, the last Business Day of the month preceding the month of such Distribution Date (or the Closing Date, in the case of the first Distribution Date).

Refinancing Mortgage Loan:  Any Mortgage Loan originated in connection with the refinancing of an existing mortgage loan.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarifications and interpretations as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relevant Servicing Criteria:  The Servicing Criteria applicable to each party, as set forth on an exhibit to each Servicing Agreement and Exhibit K hereto.  Multiple parties can have responsibility for the same Relevant Servicing Criteria.  With respect to a Servicing Function Participant engaged by the Master Servicer, the Securities Administrator  or any Servicer, the term “Relevant Servicing Criteria” may refer to a portion of the Relevant Servicing Criteria applicable to such parties.

Relief Act Shortfalls:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Civil Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  Each pool of assets in the Trust Fund designated as a REMIC as described in the Preliminary Statement to this Agreement.

REMIC Provisions:  The provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of the Code, and related provisions, and regulations, including proposed regulations and rulings, and administrative pronouncements promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan or otherwise treated as having been acquired pursuant to the REMIC Provisions.

Reportable Event:  As defined in Section 6.21(c)(i).

Reporting Servicer:  As defined in Section 6.21(b)(i).

Repurchase Price: With respect to any Mortgage Loan and the applicable Originator, the “Repurchase Price” as defined in the applicable Purchase Agreement or Servicing Agreement or in the case of the Seller, the “Repurchase Price” as defined in the Mortgage Loan Purchase and Sale Agreement.

Residual Certificate:  The Class LT-R Certificates and the Class R Certificates.

Responsible Officer:  With respect to any party, any officer in the corporate trust, servicing or master servicing department or similar group of such party with direct responsibility for the administration of this Agreement and also, with respect to a particular matter related to this transaction, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

Restricted Certificate:   Any Class A-IO, Class B-4, Class B-5, Class R or Class LT-R Certificate.

Rule 15Ga-1 Information:  As defined in Section 4.04(a).

Rule 17g-5 Information Provider:  The Securities Administrator.

Rule 17g-5 Website:  The website maintained by the Securities Administrator pursuant to Section 4.03.

S&P:  Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor in interest.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified in the Servicing Agreements, shall give effect to any related Debt Service Reduction, any Deficient Valuation and any Servicing Modification that affects the amount of the monthly payment due on such Mortgage Loan.

Securities Act:  The Securities Act of 1933, as amended, and the rules and regulations thereunder.

Securities Administrator:  Wells Fargo Bank, N.A., not in its individual capacity but solely as Securities Administrator, or any successor in interest, or if any successor Securities Administrator shall be appointed as herein provided, then such successor Securities Administrator.  Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

Seller:  Redwood Residential Acquisition Corporation, a Delaware corporation.

Senior Certificate:  Any one of the Class A-1 and Class A-IO Certificates, as applicable.

Senior Percentage:  With respect to each Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Class Principal Amount of the Class A-1 Certificates prior any distributions of principal or allocations of Realized Losses on such Distribution Date, and the denominator of which is the Aggregate Stated Principal Balance of all of the Mortgage Loans as of the preceding Distribution Date.

Senior Prepayment Percentage:  With respect to any Distribution Date occurring before the Distribution Date in October 2016, 100%.  Except as provided herein, the Senior Prepayment Percentage for any Distribution Date occurring in or after October 2016 shall be as follows:

(i) in or after October 2016 to and including September 2017, the Senior Percentage plus 70% of the Subordinate Percentage for that Distribution Date;

(ii) in or after October 2017 to and including September 2018, the Senior Percentage plus 60% of the Subordinate Percentage for that Distribution Date;

(iii) in or after October 2018 to and including September 2019, the Senior Percentage plus 40% of the Subordinate Percentage for that Distribution Date;

(iv) in or after October 2019 to and including September 2020, the Senior Percentage plus 20% of the Subordinate Percentage for that Distribution Date; and

(v) in or after October 2020, the Senior Percentage for that Distribution Date;

provided, however, that there shall be no reduction in the Senior Prepayment Percentage unless the Step-Down Test is satisfied; and provided, further, that if on any such Distribution Date on or after the Distribution Date in October 2016, the Senior Percentage exceeds the initial Senior Percentage, the Senior Prepayment Percentage for that Distribution Date shall again equal 100%.

If on any Distribution Date the allocation to the Senior Certificates then entitled to distributions of principal of Principal Prepayments and other amounts in the percentage required above would reduce the aggregate of the Class Principal Amounts of those Certificates to below zero, the Senior Prepayment Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero.

Senior Principal Distribution Amount:  With respect to the Mortgage Loans and any Distribution Date, the sum of:

(1)          the Senior Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)          the Senior Prepayment Percentage of the amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount”;

(3)          with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the lesser of:

(x)           Net Liquidation Proceeds allocable to principal received with respect to that Mortgage Loan; and

(y)           the Senior Prepayment Percentage of the Stated Principal Balance of that Mortgage Loan; and

(4)          any amounts described in clauses (1) through (3) that remain unpaid with respect to the Senior Certificates from prior Distribution Dates;

provided, however, that

(A)
if on any Distribution Date the allocation to the Class A-1 Certificates then entitled to distributions of principal of Principal Prepayments and other amounts in the percentage required above would reduce the Class Principal Amount of those Certificates to below zero, the distribution to the Class of Certificates of the Senior Prepayment Percentage of those amounts  for such Distribution Date shall be limited to the percentage necessary to reduce that Class Principal Amount to zero;

(B)
if on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates has been reduced to less than or equal to 0.85% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount for each succeeding Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will  be zero, until the aggregate of the Class Principal Amount of the Class A-1 Certificates is reduced to zero; and

(C)
until the Class Principal Amount of the Class A-1 Certificates is reduced to zero, if on any Distribution Date, the Subordinate Percentage for such Distribution Date is less than 7.40%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

Servicer:  Each Servicer under a Servicing Agreement.

Servicer Compensating Interest Payment:  As to any Distribution Date and either Servicer, the lesser of (1) the Servicing Fee for such Servicer for such date and (2) any Prepayment Interest Shortfalls with respect to any Mortgage Loans serviced by such Servicer for such date.

Servicer Remittance Date:  The 18th day of each calendar month or, if such 18th day is not a Business Day, the next succeeding Business Day, commencing in October 2011.

Servicing Advances:  As defined in the applicable Servicing Agreement.

Servicing Agreement:  Each agreement listed on Exhibit H-2, as amended or supplemented from time to time as permitted thereunder and as modified by the related Acknowledgment.

Servicing Criteria:  The criteria set forth in paragraph (d) of Item 1122 of Regulation AB, as such may be amended from time to time.

Servicing Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of (a) one-twelfth of the Servicing Fee Rate and (b) the Stated Principal Balance of such Mortgage Loan as of the first day of the related Due Period.

Servicing Fee Rate:   A per annum rate equal to 0.25%, or such other rate as may be agreed to by the Master Servicer pursuant to Section 9.01(b) of this Agreement and the related Servicing Agreement.

Servicing Function Participant:  Any Subservicer or Subcontractor, other than each Servicer, the Master Servicer, the Securities Administrator or the Trustee, that is participating in the servicing function within the meaning of Regulation AB, unless such Person’s activities relate only to 5% or less of the Mortgage Loans.

Servicing Modification:  Any reduction of the Mortgage Rate on or the outstanding principal balance of a Mortgage Loan, any extension of the final maturity date of a Mortgage Loan, any increase to the Stated Principal Balance of a Mortgage Loan by adding to the Stated Principal Balance unpaid principal and interest and other amounts owing under the Mortgage Loan, any Principal Forbearance Amount and any other modification, in each case pursuant to a modification of a Mortgage Loan that is in default or for which, in the judgment of the Servicer of such Mortgage Loan, default is reasonably foreseeable in accordance with the related Servicing Agreement.

Servicing Officer:  Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Master Servicer by the Servicers on the Closing Date pursuant to the Servicing Agreements, as such list may from time to time be amended.

Sponsor:  RWT Holdings, Inc., a Delaware corporation.

Startup Day:  The day designated as such pursuant to Section 10.01(b) hereof.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the unpaid principal balance of such Mortgage Loan as of the most recent Due Date as determined by the amortization schedule for the Mortgage Loan at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Servicing Modification, Principal Prepayments and related Liquidation Proceeds allocable to principal and to the payment of principal due on such Due Date (but not unscheduled Principal Prepayments received on such Due Date) and irrespective of any delinquency in payment by the related Mortgagor.

Step-Down Test:  As to any Distribution Date, the test will be satisfied if both of the following conditions are met:

First, the aggregate outstanding principal balance of all Mortgage Loans 60 days or more Delinquent (including Mortgage Loans in foreclosure, REO or bankruptcy status), Mortgage Loans subject to a Servicing Modification within the twelve months prior to that Distribution Date and any Mortgage Loans 120 or more days Delinquent that were purchased by the Controlling Holder within the 12 months prior to that Distribution Date, averaged over the preceding six month period, as a percentage of the aggregate Class Principal Amount of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

Second, cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) with respect to each Distribution Date occurring in the period from October 2016 to and including September 2017, 30% of the Original Subordinate Class Principal Amount, (b) with respect to each Distribution Date occurring in the period from October 2017 to and including September 2018, 35% of the Original Subordinate Class Principal Amount, (c) with respect to each Distribution Date occurring in the period from October 2018 to and including September 2019, 40% of the Original Subordinate Class Principal Amount, (d) with respect to each Distribution Date in the period from October 2019 to and including September 2020, 45% of the Original Subordinate Class Principal Amount and (e) with respect to the Distribution Date occurring in October 2020 and thereafter, 50% of the Original Subordinate Class Principal Amount.

Subcontractor:  Any vendor, subcontractor or other Person that is not responsible for the overall servicing of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of any Servicer (or a Subservicer of any Servicer), the Master Servicer or the Securities Administrator.

Subordinate Certificate:  Any of the Class B-1, Class B-2, Class B-3, Class B-4 or Class B-5 Certificates.

Subordinate Class Percentage:  As to any Distribution Date and any Class of Subordinate Certificates, a fraction, expressed as a percentage, the numerator of which is the Class Principal Amount of such Class on such date, and the denominator of which is the aggregate of the Class Principal Amounts of all Classes of Subordinate Certificates on such date.

Subordinate Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Percentage for such Distribution Date.  The initial Subordinate Percentage is 7.40%.

Subordinate Prepayment Percentage:  With respect to any Distribution Date, the difference between 100% and the Senior Prepayment Percentage for that Distribution Date.

Subordinate Principal Distribution Amount:  With respect to any Distribution Date and the Mortgage Loans, an amount equal to the sum of:

(1)           the Subordinate Percentage of all amounts described in clause (a) of the definition of “Principal Distribution Amount” for that Distribution Date;

(2)           the Subordinate Prepayment Percentage of all amounts described in clauses (b), (c), (d), (e) and (f) of the definition of “Principal Distribution Amount” for that Distribution Date; and

(3)           with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, the amount of the Net Liquidation Proceeds allocated to principal received with respect thereto remaining after application thereof pursuant to clause (3) of the definition of “Senior Principal Distribution Amount” for that Distribution Date; and

(4)           any amounts described in clauses (1) through (3) for any previous Distribution Date that remain unpaid.

Notwithstanding the above, with respect to any Class of Subordinate Certificates (other than the Class B-1 Certificates), if on any Distribution Date the sum of the Class Subordination Percentage of such Class and the aggregate Class Subordinate Percentages of all Classes of Subordinate Certificates which have higher numerical Class designations than that Class is less than the  Original Applicable Credit Support Percentage for that Class, no distribution of principal will be made to any such Classes on that Distribution Date.  Instead, the Subordinate Principal Distribution Amount on that Distribution Date will be allocated among the more senior Classes of Subordinate Certificates, pro rata, based on their respective Class Principal Amounts.

Notwithstanding the above, with respect to each Class of Subordinate Certificates other than the Class B-1 Certificates, if on any Distribution Date the Class Principal Amount of that Class and the aggregate of the Class Principal Amount of all Classes of Subordinate Certificates that have a lower payment priority than that Class was reduced to less than or equal to 0.85% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the portion of the Subordinate Principal Distribution Amount otherwise distributable to such Class or Classes on each succeeding Distribution Date will be allocated among the Subordinate Certificates with a higher payment priority, pro rata, based on their respective Class Principal Amounts and the excess, if any, will be included in the Senior Principal Distribution Amount for such Distribution Date.

In addition, until the Class Principal Amount of the Class A-1 Certificates is reduced to zero, if on any Distribution Date, the Subordinate Percentage for such Distribution Date is less than 7.40%, the Senior Principal Distribution Amount for such Distribution Date will include all principal collections on the Mortgage Loans distributable on that Distribution Date, and the Subordinate Principal Distribution Amount will be zero.

If on any Distribution Date the aggregate of the Class Principal Amounts of the Subordinate Certificates was reduced to less than or equal to 0.85% of the Stated Principal Balance of the Mortgage Loans as of the Closing Date, the Senior Principal Distribution Amount on each succeeding Distribution Date will include all principal collections on the Mortgage Loans on that Distribution Date, and the Subordinate Principal Distribution Amount will  be zero, until the aggregate of the Class Principal Amounts of the Senior Certificates is reduced to zero, then all principal collections on the Mortgage Loans distributable on that Distribution Date will be paid  to the Subordinate Certificates then outstanding, sequentially in order of payment priority, until the Class Principal Amount of each such Certificate is reduced to zero.

Subsequent Recovery:  Any amount recovered by a Servicer (i) with respect to a Liquidated Mortgage Loan (after reimbursement of any unreimbursed Advances or expenses relating to such Liquidated Mortgage Loan as well as any other previously Liquidated Mortgage Loans) with respect to which a Realized Loss was incurred after the liquidation or disposition of such Mortgage Loan or (ii) as a Principal Forbearance Amount.

Subservicer:  Any Person that (i) services Mortgage Loans on behalf of any Servicer, and (ii) is responsible for the performance (whether directly or through sub-servicers or Subcontractors) of Servicing functions that are identified in Item 1122(d) of Regulation AB required to be performed under this Agreement, any related Servicing Agreement or any sub-servicing agreement.

Substitution Amount:  For any month in which an Originator or the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans pursuant to a Purchase Agreement or the Mortgage Loan Purchase and Sale Agreement, as applicable, the amount by which the aggregate Repurchase Price of all such Deleted Mortgage Loans exceeds the aggregate Stated Principal Balance of the Qualified Substitute Mortgage Loans, together with one month's interest at the applicable Net Mortgage Rate.

Tax Matters Person:  With respect to each of the Lower Tier REMIC and the Upper Tier REMIC, the “tax matters person” as specified in the REMIC Provisions which shall initially be the party described as such in Section 10.01(k).

Trust Fund:  As defined in Section 2.01 herein.

Trustee:  U.S. Bank National Association, not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Mortgage Files:  With respect to each Mortgage Loan, the Mortgage Documents to be retained in the custody and possession of the Trustee or the Custodian on behalf of the Trustee pursuant to the Custodial Agreement.

UCC:  The Uniform Commercial Code as enacted in any applicable jurisdiction from time to time.

Underwriter:  Each of Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC.

Underwriter’s Exemption:  Prohibited Transaction Exemption (“PTE”) 89-90 (58 Fed. Reg. 52899 (1990)), as most recently amended and restated by PTE 2007-5 (72 Fed. Reg. 13130 (March 20, 2007)) or any substantially similar administrative exemption granted by the U.S. Department of Labor to the Underwriters.

Underwriting Agreement:  The Underwriting Agreement, dated September 16, 2011, among the Seller, the Depositor, Redwood Trust, Inc. and the Underwriters.

Upper-Tier REMIC:  As described in the Preliminary Statement to this Agreement.

Voting Interests:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 99.00% of all Voting Interests shall be allocated to the Class A-1, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates in proportion to their respective Certificate Principal Amounts.  At all times during the term of this Agreement, 1.00% of all Voting Interests shall be allocated to the Class A-IO Certificates.  Voting Interests shall be allocated among the Certificates of each Class based on their Percentage Interests and no Certificate with a principal amount equal to zero will have any voting rights.  The Class R Certificates and Class LT-R Certificate shall not have any voting rights.

Section 1.02                    Calculations Respecting Mortgage Loans.

Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan in the Trust Fund shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the Mortgagor on such Mortgage Loans and payments to be made to the Securities Administrator as supplied to the Securities Administrator by the Master Servicer.  The Securities Administrator shall not be required to recompute, verify or recalculate the information supplied to it by the Master Servicer or any Servicer.

ARTICLE II

DECLARATION OF TRUST; ISSUANCE OF CERTIFICATES

Section 2.01                    Creation and Declaration of Trust Fund; Conveyance of Mortgage Loans.

Concurrently with the execution and delivery of this Agreement, the Depositor does hereby sell, transfer, assign, set over, deposit with and otherwise convey to the Trustee, without recourse, subject to Sections 2.02 and 2.04, in trust, all right, title and interest of the Depositor in and to the Trust Fund consisting of: (i) the Mortgage Loans, including the Mortgage Notes, the Mortgages, and the right to all payments of principal and interest received on or with respect to the Mortgage Loans after the Cut-off Date (other than Scheduled Payments due on or before such date), and all such payments due after such date but received on or prior to such date and intended by the related Mortgagors to be applied after such date; (ii) all of the Depositor’s right, title and interest, if any, in and to all amounts from time to time credited to and the proceeds of the Distribution Account, any Custodial Accounts or any Escrow Account established with respect to the Mortgage Loans; (iii) with respect to the Mortgage Loans, to the extent set forth in the Acknowledgements, the Depositor’s rights under the Purchase Agreements and the Servicing Agreements and all of the Depositor’s rights under the Mortgage Loan Purchase and Sale Agreement; (iv) all of the Depositor’s right, title and interest, if any, in REO Property and the proceeds thereof; (v) all of the Depositor’s rights under any Insurance Policies related to the Mortgage Loans; and (vi) the Depositor’s security interest in any collateral pledged to secure the Mortgage Loans, including the Mortgaged Properties (collectively, the “Trust Fund”); and the Trustee declares that, subject to the Custodian's review provided for in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holders of the Certificates and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Depositor, in exchange for the Trust Fund, all of the Certificates in the authorized denominations specified by the Depositor pursuant to Section 3.01(b).

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Depositor, the Seller or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth therein.

Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee with respect to the custody, acceptance and inspection of the Trustee Mortgage Files and release of Mortgage Documents, and preparation and delivery of the certifications relating to the Trustee Mortgage Files shall be performed by the Custodian pursuant to the terms and conditions of the Custodial Agreement.  In addition, the Trustee is hereby directed to execute, not in its individual capacity but solely as Trustee hereunder, and deliver the Acknowledgements and the Custodial Agreement.  The Master Servicer, the Depositor, the Securities Administrator and the Certificateholders (by their acceptance of such Certificates) acknowledge and agree that the Trustee is executing and delivering the Custodial Agreement and the Acknowledgements solely in its capacity as Trustee and not in its individual capacity.

In connection with such sale, transfer and assignment of the Mortgage Loans, the Depositor does hereby deliver to, and deposit with, or cause to be delivered to and deposited with, the Custodian acting on the Trustee's behalf, the Trustee Mortgage Files.

Section 2.02                    Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund.

(a)           The Trustee, by execution and delivery hereof and the below-referenced delivery to the Trustee of the Certification and Exception Report, acknowledges receipt by it (or by the Custodian on its behalf) of the Trustee Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by the Custodian on behalf of the Trustee in accordance with Section 3.2 of the Custodial Agreement and the exceptions set forth on the Exception Report.  The Custodian, on behalf of the Trustee, will execute and deliver to the Trustee and the Depositor a Certification and Exception Report on the Closing Date in the forms required by the Custodial Agreement.

(b)           Within 270 days after the Closing Date, the Custodian, on behalf of the Trustee, will, for the benefit of Holders of the Certificates, review each related Trustee Mortgage File to ascertain that all required documents set forth in the Custodial Agreement have been received and appear on their face to conform with the requirements set forth in Sections 3.2 and 3.3 of the Custodial Agreement.

(c)           Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee, the Custodian or the Certificateholders of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

(d)           Each of the parties hereto acknowledges that the Custodian shall perform the applicable review of the related Mortgage Loans and respective certifications as provided in the Custodial Agreement.

(e)           Upon execution of this Agreement, the Depositor hereby delivers to the Trustee and the Trustee acknowledges receipt of the Acknowledgements, together with the Purchase Agreements, the Servicing Agreements and the Mortgage Loan Purchase and Sale Agreement.

Section 2.03                    Representations and Warranties of the Depositor.

(a)           The Depositor hereby represents and warrants to the Trustee, for the benefit of the Certificateholders, and to the Master Servicer and the Securities Administrator, as of the Closing Date or such other date as is specified, that:

(i)           the Depositor is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, to enter into and perform its obligations under this Agreement, and to create the trust pursuant hereto;

(ii)           the execution and delivery by the Depositor of this Agreement have been duly authorized by all necessary corporate action on the part of the Depositor; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Depositor or its properties or the certificate of incorporation or bylaws of the Depositor;

(iii)           the execution, delivery and performance by the Depositor of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)           this Agreement has been duly executed and delivered by the Depositor and, assuming due authorization, execution and delivery by the Trustee, the Master Servicer and the Securities Administrator, constitutes a valid and binding obligation of the Depositor enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law;

(v)           there are no actions, suits or proceedings pending or, to the knowledge of the Depositor, threatened or likely to be asserted, against or affecting the Depositor, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Depositor will be determined adversely to the Depositor and will if determined adversely to the Depositor materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement;

(vi)           immediately prior to the transfer and assignment of the Mortgage Loans to the Trustee, the Depositor was the sole owner and holder of each Mortgage Loan, and the Depositor had good and marketable title thereto, and had full right to transfer and sell each Mortgage Loan to the Trustee free and clear, subject only to (1) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (2) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s title insurance policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (3) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)           This Agreement creates either a sale or a valid and continuing security interest (as defined in the UCC), in the Mortgage Loans in favor of the Trustee, which security interest is prior to all other liens, and is enforceable as such against creditors of and purchasers from the Depositor;

(viii)          The Mortgage Notes constitute “instruments” within the meaning of the applicable UCC;

(ix)           Other than the security interest granted to the Trustee pursuant to this Agreement, the Depositor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Mortgage Loans.  The Depositor has not authorized the filing of and is not aware of any financing statement against the Depositor that includes a description of the collateral covering the Mortgage Loans other than a financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated.  The Depositor is not aware of any judgment or tax lien filings against the Depositor;

(x)           None of the Mortgage Loans have any marks or notations indicating that such Mortgage Loans have been pledged, assigned or otherwise conveyed to any Person other than the Trustee; and

(xi)           The Depositor has received all consents and approvals required by the terms of the Mortgage Loans to convey the Mortgage Loans hereunder to the Trustee.

The foregoing representations made in this Section 2.03 shall survive the termination of this Agreement and shall not be waived by any party hereto.

Section 2.04                    Discovery of Seller Breach; Repurchase of Mortgage Loans.

(a)           Pursuant to Section 2 of the Mortgage Loan Purchase and Sale Agreement, the Seller has (i)  represented and warranted as of the Closing Date that, immediately prior to its transfer of Mortgage Loans under the Mortgage Loan Purchase and Sale Agreement, the Seller owned and had good, valid and marketable title to the Mortgage Loans free and clear of any Lien, claim or encumbrance of any Person and (ii) made certain other representations and warranties with respect to the Mortgage Loans, and each of the Depositor and the Trustee intend that the Mortgage Loans (including any Qualified Substitute Mortgage Loans) included in the Trust Fund satisfy such representations and warranties.  The Depositor, for the benefit of the Trustee and the Certificateholders, hereby assigns any rights it has against the Seller with respect to such representations and warranties to the Trustee, and the Seller acknowledges that it has agreed to comply with the provisions of this Section 2.04 in respect of a breach of any of such representations and warranties.

It is understood and agreed that the representations and warranties set forth in Section 2 of the Mortgage Loan Purchase and Sale Agreement shall survive delivery of the Trustee Mortgage Files and the sale and assignment of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.  Upon discovery by the Depositor or the Seller of the breach by the Seller of any representation or warranty under the Mortgage Loan Purchase and Sale Agreement in respect of any Mortgage Loan, which materially adversely affects the value of that Mortgage Loan or the interest therein of the Certificateholders (a “Defective Mortgage Loan”) (each of such parties hereby agreeing to give written notice thereof to the Trustee and the other of such parties), the Trustee, or its designee, shall promptly notify the Depositor in writing of such breach and request that the Depositor cure or cause the cure of such breach within 90 days from the earlier of the date that the Depositor discovered or was notified of such breach, and if the Depositor does not cure or cause the cure of such breach in all material respects during such period, the Trustee shall enforce the Seller’s obligation under the Mortgage Loan Purchase and Sale Agreement to repurchase at the Repurchase Price or substitute that Mortgage Loan from the Trust Fund on or prior to the Determination Date following the expiration of such 90-day period; provided, however, that, in connection with any such breach that could not reasonably have been cured within such 90-day period, the Seller shall be required to repurchase or substitute the Mortgage Loan no later than 120 days after its discovery or notice of such breach, and provided further, that, if such breach would cause the Mortgage Loan to be other than a “qualified mortgage” (as defined in the Code), then notwithstanding the previous provisions of this paragraph, the Seller shall be required to repurchase or substitute  the Defective Mortgage Loan within 60 days from the date the defect was discovered.  The Repurchase Price for the repurchased Mortgage Loan shall be deposited in the Distribution Account, and the Trustee, or its designee, upon receipt of written certification of such deposit, shall release to the Seller, the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranties, as either party shall furnish to the Trustee and as shall be necessary to vest in such party any Mortgage Loan released pursuant hereto and the Trustee, or its designee, shall have no further responsibility with regard to such Trustee Mortgage File (it being understood that the Trustee shall have no responsibility for determining the sufficiency of such assignment for its intended purpose).  It is understood and agreed that the obligation of the Seller to cure, to cause the cure of or to repurchase or substitute any Mortgage Loan as to which such a breach has occurred and is continuing shall constitute the sole remedy against the such party respecting such omission, defect or breach available to the Trustee on behalf of the Certificateholders. Costs and expenses incurred by the Trustee pursuant to this Section 2.04, to the extent not reimbursed by the Seller, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.  The Trustee hereby directs the Master Servicer, and the Master Servicer hereby accepts such direction, to pursue any such claim in accordance with this Section 2.04(a) on behalf of the Trustee.

(b)          The Seller indemnifies and holds the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Master Servicer, the Securities Administrator, the Depositor and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.04 and the Mortgage Loan Purchase and Sale Agreement, to the extent that any such action causes an Adverse REMIC Event.

Section 2.05                    Obligations in Respect of Alleged Breach of Originator Representations and Warranties.

(a)           For so long as there is a Controlling Holder under this Agreement, the Trustee may pursue an action against an Originator, or may direct the Master Servicer to pursue an action against an Originator (other than an action against Wells Fargo Bank, N.A., as Originator) in respect of any alleged breach of a representation and warranty set forth in the applicable Purchase Agreement only upon its receipt of (i) written direction to do so by the Holders of 66 2/3% of the aggregate Voting Interests of the Class A-1 and Class A-IO Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee or the Master Servicer, and to provide any indemnification reasonably requested by the Trustee and the Master Servicer.  The Trustee shall provide notice to the Controlling Holder prior to taking any such action.  However, Certificateholders shall not have the right to require the Trustee to pursue any action with respect to any Mortgage Loan as to which a final and binding decision by an arbitrator has already been issued, regardless of the particular claims made.  In connection with any such action, the Master Servicer shall seek reimbursement for the Master Servicer's costs and expenses from the applicable Originator under the terms of the related Purchase Agreement.  If the Master Servicer recovers any such costs and expenses from the Originator, the Master Servicer will pay such amounts to the Certificateholders that provided funds to the Trustee pursuant to the agreement described in clause (ii) above.  Costs and expenses incurred by the Trustee and the Master Servicer pursuant to this Section 2.05(a) shall not be reimbursed by the Trust Fund.  The Trustee hereby directs the Master Servicer, and the Master Servicer hereby accepts such direction, to pursue any such claim in accordance with this Section 2.05(a) on behalf of the Trustee.

(b)           If there is no Controlling Holder under this Agreement, the Master Servicer shall review or cause to be reviewed each Mortgage Loan that has been Delinquent for more than 120 days, other than any such Mortgage Loan that was the subject of a previous arbitration proceeding under the related Purchase Agreement, to review whether there is evidence of the occurrence of any breaches of the representations and warranties given by an Originator under the related Purchase Agreement or if the Seller has a related repurchase obligation in the case of such breach that existed only as of the Closing Date.  The Master Servicer may engage a third party to perform, or may itself perform, such review and report its findings to the Master Servicer; provided, however that with respect to any Mortgage Loan originated by Wells Fargo Bank, N.A., the Master Servicer will engage a third party to provide such review.  Any such review shall include, at a minimum, a review as to whether the Mortgage Loan was underwritten in accordance with the Originator's underwriting standards in effect at the time of origination, whether the Mortgage Loan was originated in accordance with all applicable laws and regulations, and whether any fraud may have occurred in connection with the origination of the Mortgage Loan.   If as a result of such review, there is evidence that a breach of representation or warranty may have occurred requiring the Originator or the Seller to repurchase the related Mortgage Loan, then the Master Servicer will enforce such repurchase obligation, including participating in an arbitration proceeding pursuant to the related Purchase Agreement, if necessary.  Any fees, costs and expenses incurred by the Master Servicer pursuant to this Section 2.05(b), to the extent not reimbursed by the Originator within ninety days of written request from the Master Servicer, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.  In connection with any such action against an Originator, the Master Servicer shall pursue reimbursement for the fees, costs and expenses of the Master Servicer from such Originator under the terms of the related Purchase Agreement.  If the Master Servicer recovers any such fees, costs and expenses from the Originator, the Master Servicer will pay such amounts to the Trust Fund.

(c)           Furthermore, if there is no Controlling Holder under this Agreement, the Trustee may pursue an action against an Originator, or may direct the Master Servicer to pursue an action against an Originator (other than an action against Wells Fargo Bank, N.A., as originator), in respect of any alleged breach by an Originator of a representation and warranty set forth in the applicable Purchase Agreement, or against the Seller in the case of a circumstance where the Seller has an obligation to cure a breach, or repurchase or substitute for a Mortgage Loan, relating to the characteristics of the Mortgage Loans only upon its receipt of  (i) written direction to do so by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates and (ii) an agreement by Holders directing the Trustee to take such action to provide in advance to the Trustee funds to pay for any costs and expenses incurred by the Trustee and the Master Servicer, and to provide any indemnification reasonably requested by the Trustee and the Master Servicer.  In connection with any such action, the Master Servicer shall seek reimbursement for the Master Servicer’s costs and expenses from such Originator under the terms of the applicable Purchase Agreement.  If the Master Servicer recovers any such costs and expenses from the Originator, the Master Servicer will pay such amounts to the Certificateholders that provided funds to the Trustee pursuant to the agreement described in clause (ii) above.  Costs and expenses incurred by the Trustee and the Master Servicer pursuant to this Section 2.05(c), to the extent not reimbursed by the Originator or the applicable Certificateholders, shall be reimbursed by the Trust Fund, subject to the limitation in clause (C) of the definition of Available Distribution Amount.  The Trustee hereby directs the Master Servicer, and the Master Servicer hereby accepts such direction, to pursue any such claim in accordance with this Section 2.05(c) on behalf of the Trustee.

(d)           If an Originator has breached a representation under the related Purchase Agreement stating that a Mortgage Loan is a “qualified mortgage” (as defined in the REMIC Provisions) and the Originator fails to repurchase such non-qualified Mortgage Loan within ninety days from the date the defect was discovered, the Depositor shall use commercially reasonable efforts to sell such Mortgage Loan for its fair market value, as determined by the Depositor and which may be less than its outstanding principal balance, within ninety days from the date the defect was discovered.  The Trustee will release the applicable Mortgage Loan upon receipt of the sale price in accordance with the procedures set forth in Section 2.04(a) hereof.

Section 2.06                    Intention of Parties.

(a)           Notwithstanding any other provision of this Agreement, it is intended by each of the parties hereto that the conveyance of the Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan or other obligation, so that the Trustee shall be the owner of the Trust Fund for the benefit of the holders of the Certificates.

However, in the event that, notwithstanding the intent of the parties, the Trust Fund is held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in the Trust Fund, then (a) this Agreement shall constitute a security agreement, and (b) the conveyance provided for in Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee of, and the Depositor hereby grants to the Trustee, to secure all of the Depositor’s obligations hereunder, a security interest in all of the Depositor’s right, title, and interest, whether now owned or hereafter acquired, in and to (i) the Mortgage Loans, (ii) all other property in the Trust Fund, (iii) all accounts, chattel paper, deposit accounts, documents, general intangibles, goods, instruments, investment property, letter of credit rights, letters of credit, money, and oil, gas, and other minerals, consisting of, arising from, or relating to, any of the foregoing, and (iv) all proceeds of the foregoing.

(b)           The Depositor shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.  The Depositor will, at its own expense, make all initial filings on or about the Closing Date and shall forward a copy of such filing or filings to the Trustee.  Without limiting the generality of the foregoing, the Depositor shall prepare and forward for filing, or shall cause to be forwarded for filing, at the expense of the Depositor, all filings necessary to maintain the effectiveness of any original filings necessary under the relevant UCC to perfect the Trustee’s security interest in the Trust Fund, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by (A) any change of name of the Seller, the Depositor or the Trustee, (B) any change of location of the Seller or the Depositor, or (C) any change under the relevant UCC or other applicable laws.  Neither of the Seller nor the Depositor shall organize under the law of any jurisdiction other than the State under which each is organized as of the Closing Date (whether changing its jurisdiction of organization or organizing under the laws of an additional jurisdiction) without giving 30 days prior written notice of such action to its immediate and intermediate transferee, including the Trustee.  Before effecting such change, the Seller or the Depositor proposing to change its jurisdiction of organization shall prepare and file in the appropriate filing office any financing statements or other statements necessary to continue the perfection of the interests of its immediate and mediate transferees, including the Trustee, in the Mortgage Loans.  In connection with the transactions contemplated by this Agreement, each of the Seller and the Depositor authorizes its immediate or mediate transferee to file in any filing office any initial financing statements, any amendments to financing statements, any continuation statements, or any other statements or filings described in this paragraph (b).

Section 2.07                    Controlling Holder Purchase Right and Assumption of Purchase Agreement and Servicing Agreement Rights.

(a)           The Controlling Holder may, at its option, purchase from the Trust Fund any Mortgage Loan that is 120 days or more Delinquent for a purchase price, determined in accordance with guidelines adopted by the Controlling Holder, to be the then fair market value of such Mortgage Loan at the time of purchase, provided that at the time of repurchase the Mortgage Loan remains Delinquent.  Upon receipt of such purchase price from the Controlling Holder, the Trustee shall release the applicable Mortgage Loan to the Controlling Holder in accordance with the procedures set forth in Section 2.04(a) hereof.   Pursuant to each Servicing Agreement, any purchase under this Section 2.07 shall be subject to the prior consent of the applicable Servicer, which consent shall be governed by the “Servicing Standard” section of the applicable  Acknowledgement.

(b)           By its purchase of the applicable Class of Subordinate Certificates, the Controlling Holder assumes the rights and all related responsibilities of the Trustee as “Purchaser” under each Purchase Agreement and Servicing Agreement as set forth in the “Controlling Holder Rights” section of each applicable Acknowledgement, and shall be entitled to exercise such rights in its sole discretion.  The Depositor, the Controlling Holder and each other Certificateholder, by its acceptance of any Certificate or any beneficial ownership interest therein, each acknowledges and agrees that (i) the Controlling Holder may exercise such rights in such a manner that may not be in the best interests of all of the Certificateholders, (ii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any liability with respect to any acts or omissions of the Controlling Holder in the exercise of such rights, and (iii) none of the Master Servicer, the Securities Administrator or the Trustee shall have any duty or obligation to exercise any such rights in the place or stead of the Controlling Holder (so long as there is a Controlling Holder) or to monitor or oversee the exercise of any such rights by the Controlling Holder.  The Controlling Holder agrees that it shall exercise its rights in such a manner as will maximize returns to all Classes of Certificateholders taken as a whole.

(c)           Each of the Master Servicer, the Securities Administrator and the Trustee shall cooperate with the Controlling Holder as may be reasonably necessary for the Controlling Holder to exercise its rights hereunder and under the Purchase Agreements and the Servicing Agreements; provided, however, that, except as otherwise provided in Section 2.05, neither the Master Servicer nor the Trustee shall be required to take any legal action or participate in or facilitate any arbitration proceeding or other litigation relating to the Mortgage Loans or the obligations of the Originators or Servicers with respect thereto unless and until it is directed in writing by the Controlling Holder and it is assured of the recovery of its expenses from the Controlling Holder.

(d)           The Controlling Holder shall indemnify each of the Master Servicer, the Securities Administrator and the Trustee and hold it harmless from and against any claim, loss, liability, damage, cost or expense (including, without limitation, reasonable legal fees and expenses) incurred or expended by the Master Servicer, the Securities Administrator or the Trustee (without negligence or willful misconduct on the part of the Master Servicer, the Securities Administrator or the Trustee) with respect to claims of a third party arising from any act or omission of the Controlling Holder in the exercise of its rights as Controlling Holder hereunder and under the Purchase Agreements and the Servicing Agreements.

(e)           If  the Controlling Holder transfers its ownership interest in any Class of Certificates in a manner resulting in there being no Controlling Holder under this Agreement or a change in the Controlling Holder, it shall so notify the Master Servicer, the Securities Administrator and the Trustee.   If the Depositor has actual knowledge of a change in Controlling Holder or that there is no Controlling Holder under this Agreement, it shall so notify the Master Servicer, the Securities Administrator and the Trustee.

ARTICLE III

THE CERTIFICATES

Section 3.01                    The Certificates.

(a)           The Certificates shall be issuable in registered form only and shall be securities governed by Article 8 of the New York UCC.  The Certificates will be evidenced by one or more certificates, ownership of which will be held in the minimum denominations in Certificate Principal Amount or Notional Amount specified in the Preliminary Statement to this Agreement and in integral multiples of $1 in excess thereof, or in the Percentage Interests specified in the Preliminary Statement to this Agreement, as applicable.

(b)           The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer of the Trustee.  Each Certificate shall, on original issue, be authenticated by the Authenticating Agent upon the order of the Depositor upon the sale of the Mortgage Loans to the Trustee  as described in Section 2.01.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein, executed by an authorized officer of the Authenticating Agent, by manual signature, and such certification upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

(c)           The Class A-IO, Class B-4, Class B-5, Class R and Class LT-R Certificates are offered and sold in reliance on the exemption from registration under Rule 144A under the Securities Act and shall be issued with the applicable legends set forth in Exhibit A.  The Class B-4 and Class B-5 Certificates shall be issued initially as Definitive Certificates and the Class R and Class LT-R Certificates shall be issued only as Definitive Certificates.

Section 3.02                    Registration.

The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar in respect of the Certificates and shall maintain books for the registration and for the transfer of Certificates (the “Certificate Register”).  A registration book shall be maintained for the Certificates collectively.  The Certificate Registrar may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Master Servicer.  The Trustee may at any time remove the Certificate Registrar by giving written notice of such removal to such Certificate Registrar, the Depositor and the Master Servicer.  Upon receiving a notice of resignation or upon such a removal, the Trustee may appoint a bank or trust company to act as successor certificate registrar, shall give written notice of such appointment to the Depositor and the Master Servicer and shall mail notice of such appointment to all Holders of Certificates.  Any successor certificate registrar upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Certificate Registrar. The Certificate Registrar may appoint, by a written instrument delivered to the Holders and the Master Servicer, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03                    Transfer and Exchange of Certificates.

(a)           A Certificate (other than Book-Entry Certificates which shall be subject to Section 3.09 hereof) may be transferred by the Holder thereof only upon presentation and surrender of such Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar.  Upon the transfer of any Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Authenticating Agent shall authenticate and deliver to the transferee, one or more new Certificates of the same Class and evidencing, in the aggregate, the same aggregate Certificate Principal Amount (or Notional Amount) as the Certificate being transferred.  No service charge shall be made to a Certificateholder for any registration of transfer of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of Certificates.

(b)           A Certificate may be exchanged by the Holder thereof for any number of new Certificates of the same Class, in authorized denominations, representing in the aggregate the same Certificate Principal Amount (or Notional Amount) as the Certificate surrendered, upon surrender of the Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar.  Certificates delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Certificates surrendered.  No service charge shall be made to a Certificateholder for any exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, and the Authenticating Agent shall authenticate, date and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.

(c)           By acceptance of a Restricted Certificate, whether upon original issuance or subsequent transfer, each Holder of such a Certificate acknowledges the restrictions on the transfer of such Certificate set forth thereon and agrees that it will transfer such a Certificate only as provided herein.  The Class A-IO Certificates may be purchased by and transferred only to QIBs (as defined in clause (i) below).

The following restrictions shall apply with respect to the transfer and registration of transfer of a Restricted Certificate to a transferee that takes delivery in the form of a Definitive Certificate:

(i)           The Certificate Registrar shall register the transfer of a Restricted Certificate if the requested transfer is (x) to the Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Depositor or (y) being made to a “qualified institutional buyer” (a “QIB”) as defined in Rule 144A under the Securities Act by a transferor that has provided the Certificate Registrar with a certificate in the form of Exhibit E-1 hereto and has furnished to the Certificate Registrar a certificate of the transferee in the form of Exhibit E-2 hereto; and

(ii)           The Certificate Registrar shall register the transfer of a Restricted Certificate, other than a Class A-IO Certificate, if the requested transfer is being made to an “accredited investor” under Rule 501(a)(1), (2), (3) or (7) under the Securities Act, or to any Person all of the equity owners in which are such accredited investors, by a transferor who furnishes to the Certificate Registrar a letter of the transferee substantially in the form of Exhibit F hereto.

(d)    (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person or shall be effective unless the Certificate Registrar, on behalf of the Securities Administrator, has received (A) a certificate substantially in the form of Exhibit G hereto (or Exhibit B, in the case of a Residual Certificate) from such transferee or (B) an Opinion of Counsel satisfactory to the Certificate Registrar to the effect that the purchase and holding of such a Certificate will not constitute or result in prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement; provided, however, that the Certificate Registrar will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Certificate Registrar has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under Title I of ERISA or Section 4975 of the Code.  Each Transferee of an ERISA-Restricted Certificate or a Certificate that is not an ERISA-Restricted Certificate but is not subject to an ERISA-Qualifying Underwriting that is a Book-Entry Certificate shall be deemed to have made the representations set forth in Exhibit G.  The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Certificate Registrar, the Trustee, the Master Servicer, the Depositor or the Securities Administrator.

Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.  The Certificate Registrar shall have no obligation to monitor transfers of Book-Entry Certificates that are ERISA-Restricted Certificates and shall have no liability for transfers of such Certificates in violation of the transfer restrictions.  The Certificate Registrar shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 3.03(d) and none of the Securities Administrator, the Trustee or the Paying Agent shall have any liability for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  The Securities Administrator, on behalf of the Trustee, shall be entitled, but not obligated, to recover from any Holder of any ERISA-Restricted Certificate that was in fact a Plan or a Person acting on behalf of, or an entity holding “plan assets” of, a Plan any payments made on such ERISA-Restricted Certificate at and after either such time.  Any such payments so recovered by the Securities Administrator shall be paid and delivered by the Securities Administrator to the last preceding Holder of such Certificate that is not such a Plan or Person acting on behalf of, or an entity holding “plan assets” of, a Plan.

(ii) If any ERISA-Restricted Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding two paragraphs, then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such ERISA-Restricted Certificate was not permitted by this Section 3.03(d), the next preceding permitted beneficial owner will be treated as the beneficial owner of that ERISA-Restricted Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Depositor and the Certificate Registrar from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

(e)           As a condition of the registration of transfer or exchange of any Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable.  No service charge shall be made to the Certificateholder for any registration, transfer or exchange of a Certificate.

(f)           Notwithstanding anything to the contrary contained herein, no Residual Certificate may be owned, pledged or transferred, directly or indirectly, by or to (i) a Disqualified Organization or (ii) an individual, corporation or partnership or other person unless such person is (A) not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code (any such person who is not covered by clause (A) or (B) above is referred to herein as a “Non-permitted Foreign Holder”).

Prior to and as a condition of the registration of any transfer, sale or other disposition of a Residual Certificate, the proposed transferee shall deliver to the Certificate Registrar, on behalf of the Trustee, an affidavit in substantially the form attached hereto as Exhibit B representing and warranting, among other things, that such transferee is neither a Disqualified Organization, an agent or nominee acting on behalf of a Disqualified Organization, nor a Non-permitted Foreign Holder (any such transferee, a “Permitted Transferee”), and the proposed transferor shall deliver to the Certificate Registrar an affidavit in substantially the form attached hereto as Exhibit C.  In addition, the Certificate Registrar may (but shall have no obligation to) require, prior to and as a condition of any such transfer, the delivery by the proposed transferee of an Opinion of Counsel, addressed to the Certificate Registrar and the Depositor, that such proposed transferee or, if the proposed transferee is an agent or nominee, the proposed beneficial owner, is not a Disqualified Organization, agent or nominee thereof, or a Non-permitted Foreign Holder.  Notwithstanding the registration in the Certificate Register of any transfer, sale, or other disposition of a Residual Certificate to a Disqualified Organization, an agent or nominee thereof, or Non-permitted Foreign Holder, such registration shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder shall not be deemed to be a Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Residual Certificate.  The Depositor, the Certificate Registrar, the Trustee, the Securities Administrator and the Paying Agent shall be under no liability to any Person for any registration or transfer of a Residual Certificate to a Disqualified Organization, agent or nominee thereof or Non-permitted Foreign Holder or for the Paying Agent making any payments due on such Residual Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement, so long as the transfer was effected in accordance with this Section 3.03(f), unless a Responsible Officer of the Certificate Registrar shall have actual knowledge at the time of such transfer or the time of such payment or other action that the transferee is a Disqualified Organization, or an agent or nominee thereof, or Non-permitted Foreign Holder.  The Certificate Registrar shall be entitled, but not obligated, to recover from any Holder of a Residual Certificate that was a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder at the time it became a Holder or any subsequent time it became a Disqualified Organization, agent or nominee thereof, or Non-permitted Foreign Holder, all payments made on such Residual Certificate at and after either such times (and all costs and expenses, including but not limited to attorneys’ fees, incurred in connection therewith).  Any payment (not including any such costs and expenses) so recovered by the Certificate Registrar shall be paid and delivered to the last preceding Holder of such Residual Certificate.

If any purported transferee shall become a registered Holder of a Residual Certificate in violation of the provisions of this Section 3.03(f), then upon receipt by the Certificate Registrar of written notice that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 3.03(f), the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of such registration of transfer of such Residual Certificate.  The Depositor, the Certificate Registrar, the Securities Administrator, the Trustee and the Paying Agent shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 3.03(f), or for the Paying Agent making any payment due on such Certificate to the registered Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered upon receipt of the affidavit described in the preceding paragraph of this Section 3.03(f).

The following legend shall appear on all Residual Certificates:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE CERTIFICATE REGISTRAR, ON BEHALF OF THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX.  SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS [R] [LT-R] CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS [R] [LT-R] CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(g)           Each Holder or Certificate Owner of a Restricted Certificate, ERISA-Restricted Certificate or Residual Certificate, or an interest therein, by such Holder’s or Owner’s acceptance thereof, shall be deemed for all purposes to have consented to the provisions of this section.

(h)  Neither the Seller nor the Depositor shall be the Holder of any Subordinate Certificates.

Section 3.04                    Cancellation of Certificates.

Any Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled certificates maintained by the Trustee or the Certificate Registrar.

Section 3.05                    Replacement of Certificates.

If (i) any Certificate is mutilated and is surrendered to the Certificate Registrar or (ii) the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and there is delivered to the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of written notice to the Certificate Registrar that such destroyed, lost or stolen Certificate has been acquired by a protected purchaser, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Certificate Principal Amount.  Upon the issuance of any new Certificate under this Section 3.05, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee, the Depositor, the Certificate Registrar or the Securities Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of ownership in the applicable Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

If after the delivery of such new Certificate, a protected purchaser of the original Certificate in lieu of which such new Certificate was issued presents for payment such original Certificate, the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee or any agent shall be entitled to recover such new Certificate from the Person to whom it was delivered or any Person taking therefrom, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Trustee or any agent in connection therewith.

Section 3.06                    Persons Deemed Owners.

Subject to the provisions of Section 3.09 with respect to Book-Entry Certificates, the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent and any agent of any of them shall treat the Person in whose name any Certificate is registered upon the books of the Certificate Registrar as the owner of such Certificate for the purpose of receiving distributions pursuant to Sections 5.01 and 5.02 and for all other purposes whatsoever, and none of the Depositor, the Securities Administrator, the Master Servicer, the Trustee, the Certificate Registrar, the Paying Agent or any agent of any of them shall be affected by notice to the contrary.

Section 3.07                    Temporary Certificates.

(a)           Pending the preparation of definitive Certificates, upon the order of the Depositor, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver temporary Certificates that are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Certificates in lieu of which they are issued and with such variations as the authorized officers executing such Certificates may determine, as evidenced by their execution of such Certificates.

(b)           If temporary Certificates are issued, the Depositor will cause definitive Certificates to be prepared without unreasonable delay.  After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the office or agency of the Certificate Registrar without charge to the Holder.  Upon surrender for cancellation of any one or more temporary Certificates, the Trustee shall execute and the Authenticating Agent shall authenticate and deliver in exchange therefor a like aggregate Certificate Principal Amount of definitive Certificates of the same Class in the authorized denominations.  Until so exchanged, the temporary Certificates shall in all respects be entitled to the same benefits under this Agreement as definitive Certificates of the same Class.

Section 3.08                    Appointment of Paying Agent.

The Trustee may appoint a Paying Agent (which may be the Trustee) for the purpose of making distributions to the Certificateholders hereunder.  The Trustee hereby appoints the Securities Administrator as the initial Paying Agent.  The Trustee shall cause any Paying Agent, other than the Securities Administrator or itself, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee and the Securities Administrator, and the Securities Administrator as initial Paying Agent hereby agrees with the Trustee, that such Paying Agent will hold all sums held by it for the payment to the Certificateholders in an Eligible Account (which shall be the Distribution Account) in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to the Certificateholders.  All funds remitted by the Securities Administrator to any such Paying Agent for the purpose of making distributions shall be paid to the Certificateholders on each Distribution Date and any amounts not so paid shall be returned on such Distribution Date to the Securities Administrator.  If the Paying Agent is not the Securities Administrator, the Securities Administrator shall cause to be remitted to the Paying Agent on or before the Business Day prior to each Distribution Date, by wire transfer in immediately available funds, the funds to be distributed on such Distribution Date.  Any Paying Agent shall be either a bank or trust company or otherwise authorized under law to exercise corporate trust powers.

Section 3.09                    Book-Entry Certificates.

(a)           Each Class of Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of the nominee of the Clearing Agency, and no Certificate Owner will receive a definitive certificate representing such Certificate Owner’s interest in the Book-Entry Certificates, except as provided in Section 3.09(c).  Unless Definitive Certificates have been issued to Certificate Owners of Book-Entry Certificates pursuant to Section 3.09(c):

(i)           the provisions of this Section 3.09 shall be in full force and effect;

(ii)          the Certificate Registrar, the Securities Administrator, the Paying Agent and the Trustee shall deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates) as the authorized representatives of the Certificate Owners and the Clearing Agency and shall be responsible for crediting the amount of such distributions to the accounts of such Persons entitled thereto, in accordance with the Clearing Agency’s normal procedures;

(iii)         to the extent that the provisions of this Section 3.09 conflict with any other provisions of this Agreement, the provisions of this Section 3.09 shall control; and

(iv)         the rights of Certificate Owners shall be exercised only through the Clearing Agency and the Clearing Agency Participants and shall be limited to those established by law and agreements between such Certificate Owners and the Clearing Agency and/or the Clearing Agency Participants.  Unless and until Definitive Certificates are issued pursuant to Section 3.09(c), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal of and interest on the Book-Entry Certificates to such Clearing Agency Participants.

(b)          Whenever notice or other communication to the Certificateholders is required under this Agreement, unless and until Definitive Certificates shall have been issued to Certificate Owners pursuant to Section 3.09(c), the Securities Administrator or the Trustee, as the case may be, shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency.

(c)           If (i) (A) the Clearing Agency or the Depositor advises the Paying Agent in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities with respect to the Book-Entry Certificates, and (B) the Depositor is unable to locate a qualified successor satisfactory to the Depositor and the Paying Agent or (ii) after the occurrence of an Event of Default, Certificate Owners representing beneficial interests aggregating not less than 50% of the Class Principal Amount of a Class of Book-Entry Certificates advise the Paying Agent and the Clearing Agency through the Clearing Agency Participants in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Certificate Owners of a Class of Book-Entry Certificates (each such event, a “Book-Entry Termination”), the Certificate Registrar shall notify the Clearing Agency to effect notification to all Certificate Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners.  Upon surrender to the Certificate Registrar of the Book-Entry Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Certificate Registrar shall issue the Definitive Certificates.  None of the Depositor, the Certificate Registrar, the Securities Administrator, the Paying Agent or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable, with respect to such Definitive Certificates and the Certificate Registrar shall recognize the holders of the Definitive Certificates as Certificateholders hereunder.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01                    Custodial Accounts; Distribution Account.

(a)           On or prior to the Closing Date, each Servicer will be required to establish and maintain one or more Custodial Accounts, as provided in the related Servicing Agreements, into which all Scheduled Payments and unscheduled payments with respect to the Mortgage Loans, net of any deductions or reimbursements permitted under the related Servicing Agreement, shall be deposited.  On each Servicer Remittance Date, the Servicers will remit to the Securities Administrator, for deposit into the Distribution Account, all amounts so required to be deposited into such account in accordance with the terms of the related Servicing Agreement.

(b)           The Securities Administrator, as Paying Agent for the Trustee, shall establish and maintain an Eligible Account entitled “Distribution Account of U.S. Bank National Association, as Trustee for the benefit of Sequoia Mortgage Trust 2011-2 Holders of Mortgage Pass-Through Certificates.”  The Securities Administrator shall hold the Distribution Account and all money and other property therein in trust for the benefit of the Certificateholders.  The Securities Administrator shall, promptly upon receipt from the Servicers on each Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date the following amounts:

(i)           the aggregate of collections with respect to the Mortgage Loans remitted by the Servicers from the related Custodial Accounts in accordance with the Servicing Agreements;

(ii)           any amounts required to be deposited by the Master Servicer with respect to the Mortgage Loans for the related Due Period pursuant to this Agreement, including the amount of any Advances or Master Servicer Compensating Interest Payments with respect to the Mortgage Loans not paid by the Servicers; and

(iii)          any other amounts so required to be deposited in the Distribution Account in the related Due Period pursuant to this Agreement.

(c)           In the event the Master Servicer or a Servicer has remitted in error to the Distribution Account any amount not required to be remitted in accordance with the definition of Available Distribution Amount, it may at any time direct the Securities Administrator to withdraw such amount from the Distribution Account for repayment to the Master Servicer or Servicer, as applicable, by delivery of an Officer’s Certificate to the Securities Administrator and the Trustee which describes the amount deposited in error.

(d)           On each Distribution Date and the final Distribution Date of the Certificates in accordance with Section 7.01, the Securities Administrator, as Paying Agent, shall distribute the Available Distribution Amount to the Certificateholders and any other parties entitled thereto in the amounts and priorities set forth in Section 5.02.  The Securities Administrator may, with the consent of the Depositor,  from time to time withdraw from the Distribution Account and pay to itself, the Master Servicer, the Trustee, the Custodian or the Servicers any amounts permitted to be paid or reimbursed to such Person from funds in the Distribution Account pursuant to clauses (A) and (B) of the definition of Available Distribution Amount.

(e)          Funds in the Distribution Account for the period from each Servicer Remittance Date to the related Distribution Date shall, if invested, be invested in Eligible Investments selected by the Securities Administrator, which shall mature not later than the Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity.  All such Eligible Investments shall be made in the name of the Trustee in trust for the benefit of the Trustee and Holders of the Sequoia Mortgage Trust 2011-2 Certificates.  All income and gain realized from any Eligible Investment in the Distribution Account shall be compensation to the Securities Administrator.  The Securities Administrator shall deposit the amount of any losses incurred in respect of any such investments out of its own funds, without any right of reimbursement therefor, immediately as realized.

Section 4.02                    Reports to Trustee and Certificateholders.

On each Distribution Date, the Securities Administrator shall have prepared and shall make available to the Trustee and each Certificateholder a written report setting forth the following information (on the basis of Mortgage Loan level information obtained from the Master Servicer and the Servicers) (the “Distribution Date Statement”):

(a)           the amount of the distributions, separately identified, with respect to each Class of Certificates;

(b)           the amount of the distributions set forth in clause (a) allocable to principal, separately identifying the aggregate amount of any Principal Prepayments or other unscheduled recoveries of principal included in that amount;

(c)           the amount of the distributions set forth in clause (a) allocable to interest;

(d)           the amount of any unpaid Interest Shortfall, Net Prepayment Interest Shortfalls and Relief Act Shortfalls with respect to each Class of Certificates;

(e)           the Class Principal Amount of each Class of Certificates (other than the Interest-Only Certificates) and the Class Notional Amount of the Interest-Only Certificates, in each case after giving effect to the distribution of principal on that Distribution Date;

(f)           the Aggregate Stated Principal Balance of the Mortgage Loans, the Mortgage Rates (in incremental ranges) and the weighted average remaining term of the Mortgage Loans, at the beginning and at the end of the related Prepayment Period;

(g)           the aggregate Substitution Amount and the aggregate Repurchase Price deposited into the Distribution Account with respect to the Mortgage Loans and, to the extent set forth in a written notice from the Depositor, the purchase price deposited into the Distribution Account with respect to each Mortgage Loan purchased by the Controlling Holder pursuant to Section 2.07, which information may be presented in a footnote;

(h)           the Senior Percentage and the Subordinate Percentage for the following Distribution Date;

(i)            the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

(j)            the amount of the Master Servicing Fee and the Servicing Fee paid to or retained by the Master Servicer and by each Servicer, respectively, and the amount of any fees paid to the Securities Administrator, the Custodian and the Trustee;

(k)           the aggregate amount of Advances for the related Due Period;

(l)            the number and Stated Principal Balance of the Mortgage Loans that were (A) Delinquent (exclusive of Mortgage Loans in foreclosure) (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days, (B) in foreclosure and Delinquent (1) 30 to 59 days, (2) 60 to 89 days and (3) 90 or more days and (C) in bankruptcy as of the close of business on the last day of the calendar month preceding that Distribution Date;

(m)          the amount of cash flow received for such Distribution Date, and the sources thereof;

(n)           for any Mortgage Loan as to which the related Mortgaged Property was an REO Property during the preceding calendar month, the principal balance of such Mortgage Loan as of the close of business on the last day of the related Due Period;

(o)           the aggregate number and principal balance of any REO Properties as of the close of business on the last day of the preceding Due Period;

(p)           the amount of Realized Losses incurred during the preceding calendar month;

(q)           the cumulative amount of Realized Losses incurred since the Closing Date;

(r)           the Realized Losses, if any, allocated to each Class of Certificates on that Distribution Date;

(s)           the Certificate Interest Rate for each Class of Certificates for that Distribution Date;

(t)           any Servicing Modifications with respect to any Mortgage Loan during the related Due Period;

(u)          the applicable Record Date, Accrual Period and calculation date for each Class of Certificates and such Distribution Date;

(v)          the amount on deposit in the Distribution Account as of such Distribution Date (after giving effect to distributions on such date) and as of the prior Distribution Date;

(w)          the nature of any material breach of a representation and warranty relating to the characteristics of the Mortgage Loans or any transaction covenants;

(x)           the amount of Advances and Servicing Advances reimbursed during the related Due Period;

(y)          the amount of any Subsequent Recoveries;

(z)           the amount of any fees, charges and costs paid or reimbursed to the Master Servicer and the Custodian from the Distribution Account pursuant to this Agreement or the Custodial Agreement;

(aa)         the amounts of any Master Servicer Compensating Interest Payments and Servicer Compensating Interest Payments for such Distribution Date; and

(bb)        whether the Step-Down Test has been satisfied for such Distribution Date.

On each Distribution Date, the Securities Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) CUSIP level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Securities Administrator and Bloomberg.

In addition to the information listed above, such Distribution Date Statement shall also include such other information as is required to be reported on Form 10-D by Item 1121(a) and (b) (§229.1121) of Regulation AB.

The Securities Administrator shall make such reports, any Form 10-K's and Form 10-D's relating to the Certificates filed under the Exchange Act and such other loan level information as the Depositor and the Securities Administrator shall agree available each month via the Securities Administrator’s website at http://www.ctslink.com. Assistance in using the website may be obtained by calling the Securities Administrator’s customer service desk at 1-866-846-4526. Certificateholders and other parties that are unable to use the website are entitled to have a paper copy mailed to them via first class mail by contacting the Securities Administrator and indicating such. In preparing or furnishing the foregoing information to the Certificateholders, the Securities Administrator shall be entitled to rely conclusively on the accuracy of the information or data regarding the Mortgage Loans and the related REO Properties that has been provided to the Securities Administrator by the Master Servicer and the Servicers, and the Securities Administrator shall not be obligated to verify, recompute, reconcile or recalculate any such information or data.

Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information listed above aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

Upon the reasonable advance written request of any Certificateholder that is a savings and loan, bank or insurance company (which request, if received by the Trustee or the Certificate Registrar, shall be promptly forwarded to the Securities Administrator), the Securities Administrator shall provide, or cause to be provided (or, to the extent that such information or documentation is not required to be provided by a Servicer under the applicable Servicing Agreement, shall use reasonable efforts to obtain such information and documentation from such Servicer, and provide) to such Certificateholders such reports and access to information and documentation regarding the Mortgage Loans as such Certificateholders may reasonably deem necessary to comply with applicable regulations of the Office of Thrift Supervision or its successor or other regulatory authorities with respect to an investment in the Certificates; provided, however, that (i) such Certificateholders shall pay in advance for the Securities Administrator’s actual expenses incurred in providing such reports and access and such expenses shall not be paid by the Trust Fund and (ii) the Securities Administrator shall provide such information and documentation only to the extent that the Securities Administrator would not be in violation of any applicable privacy laws.

Section 4.03              Rule 17g-5 Compliance.

(a)           The Rule 17g-5 Information Provider shall, upon receipt of an NRSRO certification in the form of Exhibit O, make available on its Rule 17g-5 Website solely to the Depositor, the Rating Agency and to any NRSRO the following items, but only to the extent such items are delivered to it by electronic mail to rmbs17g5informationprovider@wellsfargo.com, specifically with a subject reference of “SEMT 2011-2” and an identification of the type of information being provided in the body of such notice, or any other delivery method established or approved by the Rule 17g-5 Information Provider if or as may be necessary or beneficial, :

(i)
any Rating Agency Information provided to the Rule 17g-5 Information Provider in accordance with Sections 6.06, 6.07, 6.14, 9.01, 9.02, 11.03 and 11.12 of this Agreement, as well as reports prepared in accordance with Sections 6.21, 6.22, 6.23 and 6.24 (provided that the Rule 17g-5 Information Provider shall not be required to post to its Rule 17g-5 Website any such information previously posted to and available on the Securities Administrator’s website);

(ii)	any notice of any amendment that modifies the procedures herein relating to Exchange Act Rule 17g-5 pursuant to this Agreement; and

(iii)	a summary of any oral conversation with the Rating Agency regarding any Mortgage Loan, any Mortgaged Property or any REO Property, to the extent required to be provided pursuant to Rule 17g-5.

The foregoing information shall be made available by the Rule 17g-5 Information Provider on its Rule 17g-5 Website.   Such information shall be posted to the Rule 17g-5 Website on the same Business Day as it is received, provided that such information is received by 12:00 p.m. (eastern time) or, if received after 12:00 p.m., on the next Business Day.  The Rule 17g-5 Information Provider shall have no obligation or duty to verify, confirm or otherwise determine whether the information being delivered is accurate, complete, conforms to the requirements of this Agreement, or otherwise is or is not anything other than what it purports to be.  The Rule 17g-5 Information Provider shall not be deemed to have obtained actual knowledge of any information by virtue of the receipt and posting of such information to the Rule 17g-5 Website.  Further, notwithstanding anything to the contrary herein, in the event the Depositor determines that any information previously posted to the Rule 17g-5 Website should not have been posted thereto pursuant to the terms of this Agreement, the Depositor shall direct the Rule 17g-5 Information Provider in writing to remove such information from the Rule 17g-5 Website, such written notice to specify the information to be so removed.  The Rule 17g-5 Information Provider (i) shall have no obligation or duty to verify, confirm or otherwise determine the accuracy of the information contained in such written direction, (ii) shall be entitled to rely fully upon such written direction and (iii) shall not be held liable in connection with removing any such information from the Rule 17g-5 Website upon the receipt of such written direction.

The Rule 17g-5 Information Provider shall provide a mechanism to notify any party that has submitted an NRSRO Certification each time the Rule 17g-5 Information Provider posts an additional document to the Rule 17g-5 Website.

In connection with providing access to the Rule 17g-5 Website, the Rule 17g-5 Information Provider may require registration and the acceptance of a disclaimer.  The Rule 17g-5 Information Provider shall not be liable for the dissemination of information in accordance with the terms of this Agreement, makes no representations or warranties as to the accuracy or completeness of such information being made available, has no obligation to review such information, and assumes no responsibility for such information.  The Rule 17g-5 Information Provider shall not be liable for its failure to make any information available to the Rating Agency or NRSROs unless such information was delivered to the Rule 17g-5 Information Provider at the email address specified in writing to the Depositor, with a subject heading of “SEMT 2011-2” and sufficient detail to indicate that such information is required to be posted on the Rule 17g-5 Website.

If any NRSRO that has previously submitted an NRSRO Certification and whose NRSRO Certification has been accepted, notifies the Rule 17g-5 Information Provider that it is unable to access information posted to the Rule 17g-5 Website and such access issue is determined to be the result of a problem with the Rule 17g-5 Website, if such access issue is not resolved within one Business Day of such determination, the Rule 17g-5 Information Provider shall so notify the Depositor.

(b)           Each of the Master Servicer and the Trustee hereby agrees that, except as otherwise expressly permitted herein, it shall not communicate with (including verbally) or provide information to the Rating Agency without the prior consent of and consultation with the Depositor, and that any permitted communication by it to the Rating Agency will be made by it only in the manner prescribed by the procedures established by the Depositor to ensure compliance with Rule 17g-5 under the Exchange Act, including to the extent set forth herein, providing any such communications to the Depositor for posting on the Rule 17g-5 Website pursuant to this Section 4.03 prior to communicating with such Rating Agency.

Section 4.04                    Rule 15Ga-1 Compliance.

(a)           To the extent a Responsible Officer of the Master Servicer receives a demand for the repurchase or substitution of a Mortgage Loan based on a breach of a representation or warranty made by the Seller or the Originator of such Mortgage Loan (each, a “Demand”), the Master Servicer agrees (i) if such Demand is in writing, promptly to forward such Demand to the Trustee, and (ii) if such Demand is oral, to instruct the requesting party to submit such Demand in writing to the Trustee.  To the extent a Responsible Officer of the Trustee receives a Demand, it shall provide the Depositor with prompt written notice of such Demand.

(b)           In connection with the repurchase or substitution of a Mortgage Loan pursuant to a Demand, any dispute with respect to a Demand, or the withdrawal or final rejection of a Demand (i) the Master Servicer agrees, to the extent a Responsible Officer of the Master Servicer has actual knowledge thereof, promptly to notify the Trustee in writing, and (ii) the Trustee agrees, to the extent a Responsible Officer of the Trustee has actual knowledge thereof, promptly to notify the Depositor in writing.

(c)           To the extent in its possession, the Trustee shall provide the Depositor with any applicable information required under Rule 15Ga-1 of the Exchange Act (the “Rule 15Ga-1 Information”) in a timely manner so as to enable the Depositor to meet its reporting obligations under Rule 15Ga-1.  The Depositor shall be entitled conclusively to rely on the Rule 15Ga-1 Information provided to it by the Trustee in connection with the compilation by the Depositor of the Rule 15Ga-1 Information required to be reported on Form 10-D.  For the avoidance of doubt, the Depositor shall have sole responsibility for compiling the Rule 15Ga-1 Information required to be reported on Form 10-D, and the Securities Administrator shall be entitled conclusively to rely on any Rule 15Ga-1 Information provided to it by the Depositor for inclusion on each Form 10-D.

ARTICLE V

DISTRIBUTIONS TO HOLDERS OF CERTIFICATES

Section 5.01                    Distributions Generally.

(a)           Subject to Section 7.01 respecting the final distribution on the Certificates, on each Distribution Date the Paying Agent on behalf of the Trustee shall make distributions to holders of Certificates as of the related Record Date in accordance with this Article V.  Such distributions shall be made by check mailed to each Certificateholder’s address as it appears on the Certificate Register of the Certificate Registrar or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date by any Certificateholder owning an aggregate initial Certificate Principal Amount or Notional Amount of at least $1,000,000, or in the case of any Residual Certificate, a Percentage Interest of not less than 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office; provided, further, that the foregoing provisions shall not apply to any Class of Certificates as long as such Certificate remains a Book-Entry Certificate in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Wire transfers will be made at the expense of the Holder requesting such wire transfer by deducting a wire transfer fee from the related distribution.  Notwithstanding such final payment of principal of any of the Certificates, each Certificate will remain outstanding until the termination of each REMIC and the payment in full of all other amounts due with respect to the Certificates and at such time such final payment in retirement of any Certificate will be made only upon presentation and surrender of such Certificate at the Certificate Registrar’s Corporate Trust Office.  If any payment required to be made on the Certificates is to be made on a day that is not a Business Day, then such payment will be made on the next succeeding Business Day.

(b)           All distributions or allocations made with respect to the Certificateholders within each Class on each Distribution Date shall be allocated among the outstanding Certificates in such Class equally in proportion to their respective initial Class Principal Amounts or initial Class Notional Amounts (or Percentage Interests).

Section 5.02                    Distributions From the Distribution Account.

(a)           Subject to Sections 5.02(b) and (c), on each Distribution Date, the Available Distribution Amount, to the extent received by the Securities Administrator, shall be withdrawn by the Paying Agent from funds in the Distribution Account and allocated among the Classes of Senior Certificates and Subordinate Certificates in the following order of priority:

(i)           to the payment of the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on the Class A-1 Certificates, and then to the Class A-IO Certificates, the Interest Distribution Amount for such Class on such date and any accrued but unpaid Interest Shortfalls for such date and Class;

(ii)           to the Class A-1 Certificates, the Senior Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(iii)          to the Class B-1 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(iv)         to the Class B-1 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(v)           to the Class B-2 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(vi)         to the Class B-2 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(vii)        to the Class B-3 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(viii)       to the Class B-3 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(ix)          to the Class B-4 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(x)           to the Class B-4 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero;

(xi)          to the Class B-5 Certificates, the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls, in each case, for such Class on such date;

(xii)         to the Class B-5 Certificates, such Class’ Subordinate Class Percentage of the aggregate Subordinate Principal Distribution Amount, until its Class Principal Amount has been reduced to zero; and

(xiii)        To the Class LT-R Certificates and the Class R Certificates, any remaining amount of the Available Distribution Amount allocated as provided in Section 5.02(d).

(b)           On each Distribution Date on and after the Credit Support Depletion Date, the Available Distribution Amount shall be distributed to the remaining Senior Certificates, first, to pay the Interest Distribution Amount and any accrued but unpaid Interest Shortfalls on a pro rata basis in accordance with any such amounts due, and second, to pay principal to the Class A-1 Certificates.

(c)           Notwithstanding the priority and allocation set forth in Section 5.02(a), if with respect to any Class of Subordinate Certificates other than the Class B-1 Certificates on any Distribution Date the sum of the Class Subordination Percentages of such Class and of all other Classes of Subordinate Certificates which have a higher numerical Class designation than such Class is less than the Original Applicable Credit Support Percentage for such Class, no distribution of principal shall be made to any such Classes.  The Subordinate Principal Distribution Amount shall be allocated among the Classes of Subordinate Certificates having lower numerical Class designations than such Class, pro rata, based on the Class Principal Amounts of the respective Classes immediately prior to such Distribution Date and shall be distributed in the sequential order provided in Section 5.02(a) above.

(d)           Amounts distributed to the Residual Certificates pursuant to Section 5.02(a)(xiii) on any Distribution Date shall be allocated among the REMIC residual interests represented thereby such that each such interest is allocated the excess of funds available to the related REMIC over required distributions to the regular interests in such REMIC on such Distribution Date; provided, however, that the Class LT-R Certificate shall be entitled to any amounts representing net gain resulting from the sale of any REO Properties or other Liquidation Proceeds due to the Residual Certificates with respect to the Mortgage Loans.

(e)           For purposes of distributions of interest in Section 5.02(a) such distributions to a Class of Certificates on any Distribution Date shall be made first, in respect of Current Interest; and second, in respect of Interest Shortfalls.

(f)           Amounts distributed to the Certificates (other than the Class LT-R Certificate) pursuant to this Section shall be deemed to have first been distributed from the Lower Tier REMIC to the Upper Tier REMIC in respect of the Lower Tier REMIC regular interests in accord with the distribution provisions for the Lower Tier REMIC set forth in the Preliminary Statement.

Section 5.03                    Allocation of Losses.

(a)           On or prior to each Distribution Date, the Master Servicer shall calculate the aggregate Realized Losses for such Distribution Date based on the information with respect to losses as reported to it by each Servicer.

(b)           On each Distribution Date, the Securities Administrator shall allocate the principal portion of Realized Losses as follows:

first, to the Classes of Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class B-5 Certificates and ending with the Class B-1 Certificates) until the Class Principal Amount of each such Class is reduced to zero; and

second, to the Class A-1 Certificates, until the Class Principal Amount of the Class A-1 Certificates is reduced to zero.

(c)           On each Distribution Date, the Class Principal Amount of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the Certificate Writedown Amount and if no Subordinate Certificates are then outstanding the Class Principal Amount of the Class A-1 Certificates shall be reduced by the Certificate Writedown Amount.

(d)           Any allocation of a loss pursuant to this section to a Class of Certificates shall be achieved by reducing the Class Principal Amount thereof by the amount of such loss.

(e)           Subsequent Recoveries in respect of the Mortgage Loans shall be distributed to the Certificates still outstanding, in accordance with Section 5.02, and the Class Principal Amount of each Class of Certificates then outstanding that has been reduced due to application of a Certificate Writedown Amount or Realized Loss will be increased, in order of seniority, by the amount of such Subsequent Recovery.

(f)           Realized Losses and the amount of any Certificate Writedown Amount allocated by this Section to a Class of Certificates shall be allocated to the corresponding Lower Tier REMIC Interest and shall reduce the Class Principal Amount of such Lower Tier REMIC Interest to the same extent that the Class Principal Amount of such Class of Certificates is reduced pursuant to the provisions of this Section.  Subsequent Recoveries distributed to a Class of Certificates pursuant to the provisions of subsection 5.03(e) shall be deemed to have been distributed to the corresponding  Lower Tier REMIC Interest.  To the extent that the Class Principal Amount of any Class of Certificates has been increased on account of Subsequent Recoveries pursuant to the provisions of subsection 5.03(e), the principal balance of the corresponding Lower Tier REMIC Interest shall be increased by the same amount.

(g)           Any Class of Certificates whose Class Principal Amount has been reduced to zero due to the allocation of Realized Losses will nonetheless remain outstanding under this Agreement and will continue to be entitled to receive Subsequent Recoveries until the termination of the Trust Fund; provided, however, that any such Class of Certificates will not have any voting rights with respect to matters under this Agreement requiring or permitting actions to be taken by any Certificateholders.

Section 5.04                    Servicer Obligations.

In the event of any inconsistency between this Agreement and a Servicing Agreement with respect to obligations of a Servicer, the provisions of the applicable Servicing Agreement shall govern such obligations.

Section 5.05                    Advances by Master Servicer.

If any Servicer fails to remit any Advance required to be made under the applicable Servicing Agreement, the Master Servicer shall itself make, or shall cause the successor Servicer to make, such Advance. If the Master Servicer determines that an Advance is required, it shall on the Business Day preceding the related Distribution Date immediately following such Determination Date remit to the Securities Administrator from its own funds (or funds advanced by the applicable Servicer) for deposit in the Distribution Account immediately available funds in an amount equal to such Advance. The Master Servicer and each Servicer shall be entitled to be reimbursed for all Advances made by it. Notwithstanding anything to the contrary herein, in the event the Master Servicer determines in its reasonable judgment that an Advance is nonrecoverable, the Master Servicer shall be under no obligation to make such Advance. If the Master Servicer determines that an Advance is nonrecoverable, it shall, on or prior to the related Distribution Date, deliver an Officer’s Certificate to the Trustee to such effect.

Section 5.06                    Master Servicer Compensating Interest Payments.

The amount of the aggregate Master Servicing Fees payable to the Master Servicer in respect of any Distribution Date shall be reduced (but not below zero) by the amount of any Master Servicer Compensating Interest Payment for such Distribution Date. Such amount shall not be treated as an Advance and shall not be reimbursable to the Master Servicer.

ARTICLE VI

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR; EVENTS OF DEFAULT

Section 6.01                    Duties of Trustee and the Securities Administrator.

(a)           The Trustee, except during the continuance of an Event of Default, and the Securities Administrator each undertake to perform their respective duties and only such duties as are specifically set forth in this Agreement.  Any permissive right of the Trustee and the Securities Administrator provided for in this Agreement shall not be construed as a duty of the Trustee or the Securities Administrator, as the case may be. If an Event of Default has occurred and has not otherwise been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Agreement and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)           Each of the Trustee and the Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee or the Securities Administrator, as applicable, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that neither the Trustee nor the Securities Administrator shall be responsible for the accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument furnished to the Trustee or the Securities Administrator pursuant to this Agreement and shall not be required to recalculate or verify any numerical information furnished to the Trustee or the Securities Administrator pursuant this Agreement.  Subject to the immediately preceding sentence, if any such resolution, certificate, statement, opinion, report, document, order or other instrument is found not to conform to the form required by this Agreement in a material manner the Trustee or the Securities Administrator, as applicable, shall take such action as it deems appropriate to cause the instrument to be corrected, and if the instrument is not corrected to the Trustee’s or the Securities Administrator’s satisfaction, the Trustee or the Securities Administrator, as applicable, will provide notice thereof to the Certificateholders and take such further action as directed by the Certificateholders pursuant to Sections 6.02(d) and 6.02(f).

(c)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall have any liability arising out of or in connection with this Agreement, except for its negligence or willful misconduct.   No provision of this Agreement shall be construed to relieve the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)            The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates as provided in Section 6.18 hereof;

(ii)           For all purposes under this Agreement, the Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Holders of the Certificates and this Agreement;

(iii)          For all purposes under this Agreement, except when the Master Servicer is the Securities Administrator, the Securities Administrator shall not be deemed to have notice of any Event of Default (other than resulting from a failure by the Master Servicer to furnish information to the Securities Administrator or payment on a Distribution Date when required to do so) unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the at the address provided in Section 11.07, and such notice references the Holders of the Certificates and this Agreement;

(iv)          No provision of this Agreement shall require the Trustee or the Securities Administrator (regardless of the capacity in which it is acting) to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Depositor, the Master Servicer or any other Person under this Agreement, the Servicing Agreements or the Custodial Agreement; and

(v)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be responsible for any act or omission of the Master Servicer (other than, in the case of the Securities Administrator, as provided in the next sentence), the Depositor, the Seller, the Servicers, the Custodian or the Controlling Holder.  If the Master Servicer is the Securities Administrator, the Securities Administrator shall be responsible for any act or omission of the Master Servicer.

(d)           The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall promptly remit to the applicable Servicer (with a copy to the Master Servicer) upon receipt any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

(e)           None of the Trustee, the Securities Administrator or the Master Servicer shall be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, the Securities Administrator or the Master Servicer or exercising any trust or power conferred upon the Trustee, the Securities Administrator or the Master Servicer under this Agreement.

(f)            Neither the Trustee nor the Securities Administrator shall be required to perform services under this Agreement, or to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the timely payment of its fees and expenses or the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee or the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Master Servicer or any Servicer under this Agreement or any Servicing Agreement except, with respect to the Master Servicer, during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

(g)           Except as otherwise provided herein, neither the Trustee nor the Securities Administrator shall have any duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Distribution Account, or (D) to confirm or verify the contents of any reports or certificates of the Master Servicer or any Servicer delivered to the Trustee or the Securities Administrator pursuant to this Agreement or any Servicing Agreement believed by the Trustee or the Securities Administrator, as applicable, to be genuine and to have been signed or presented by the proper party or parties.

(h)           None of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable in its individual capacity for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, unless it shall be proved that the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, was negligent in ascertaining the pertinent facts.

(i)            Notwithstanding anything in this Agreement to the contrary, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable for special, indirect or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), even if the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, has been advised of the likelihood of such loss or damage and regardless of the form of action.

(j)            Neither the Trustee nor the Securities Administrator (regardless of the capacity in which it is acting) shall be responsible for the acts or omissions of the other, it being understood that this Agreement shall not be construed to render them agents of one another.

(k)           The duties and obligations of the Trustee, the Securities Administrator, the Paying Agent and the Certificate Registrar shall be determined solely by the express provisions of this Agreement, none of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar shall be liable except for the performance of its duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar and, in the absence of bad faith on the part of the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, the Trustee, the Securities Administrator, the Paying Agent or the Certificate Registrar, as applicable, may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to such party that conform to the requirements of this Agreement.

Section 6.02                    Certain Matters Affecting the Trustee and the Securities Administrator.

Except as otherwise provided in Section 6.01:

(a)           Before taking or refraining from taking any actions hereunder, each of the Trustee and the Securities Administrator may request, and may rely and shall be protected in acting or refraining from acting upon, any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b)           Each of the Trustee and the Securities Administrator may consult with counsel and any advice of its counsel or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(c)           Neither the Trustee nor the Securities Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(d)           Unless an Event of Default shall have occurred and be continuing, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by the Holders of at least a majority in Class Principal Amount (or Percentage Interest) of each Class of Certificates or such other percentage specified in Section 2.05 with respect to actions described in Section 2.05; provided, however, that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses from the Certificateholders as a condition to proceeding.  Except as otherwise provided in Section 2.05, the reasonable expense thereof shall be paid by the party requesting such investigation and shall not be paid by the Trust Fund; and, provided further, that in the case of an alleged breach of an Originator's representations and warranties, the provisions of Section 2.05 must be satisfied.

(e)           Each of the Trustee and the Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians or attorneys, which agents, custodians or attorneys shall have any and all of the rights, powers, duties and obligations of the Trustee and the Securities Administrator conferred on them by such appointment; provided that each of the Trustee and the Securities Administrator shall continue to be responsible for its duties and obligations hereunder to the extent provided herein; provided further that the Trustee shall not be responsible for the duties and obligations of Wells Fargo Bank, N.A. in its capacity as any of the Custodian, the Paying Agent, the Authenticating Agent, the Securities Administrator or the Certificate Registrar under this Agreement or the Custodial Agreement, as applicable;

(f)            Neither the Trustee nor the Securities Administrator shall be under any obligation to exercise any of the trusts or powers vested in it by this Agreement, and the Trustee shall not be under any obligation to institute, conduct or defend any litigation hereunder or in relation hereto, in each case at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee or the Securities Administrator, as applicable, security or indemnity reasonably satisfactory to the Trustee or the Securities Administrator against the costs, expenses and liabilities which may be incurred therein or thereby;

(g)           The right of the Trustee and the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and neither the Trustee nor the Securities Administrator shall be answerable for other than its negligence or willful misconduct in the performance of such act;

(h)           Neither the Trustee nor the Securities Administrator shall be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder; and

(i)            Neither the Trustee nor the Securities Administrator shall have any duty to conduct any affirmative investigation (including, but not limited to, reviewing any reports delivered to the Trustee in connection with the review of the Trustee Mortgage Files) as to the occurrence of any condition requiring the repurchase of any Mortgage Loan pursuant to this Agreement, the Mortgage Loan Purchase and Sale Agreement, the Purchase Agreements or the Servicing Agreements, as applicable, or the eligibility of any Mortgage Loan for purposes of this Agreement including, without limitation, whether any mortgage loan is a Qualified Substitute Mortgage Loan, except as set forth in Section 2.05 with respect to the Trustee.  In the event that the Trustee receives written direction from the requisite percentage of Certificateholders in accordance with Section 2.05 to make such investigation, then the Trustee shall direct the Master Servicer to engage a third party or Wells Fargo Bank, N.A. to perform such investigation and report its findings, the expense of which shall be included in the costs and expenses for which the Master Servicer is entitled to be reimbursed in accordance with Section 2.05.

In the event either the Trustee or the Securities Administrator deems the nature of any action required on its part to be unclear, the Trustee or the Securities Administrator, as applicable, may require prior to such action that it be provided by the Depositor with reasonable further written instructions.

Section 6.03                    Trustee and Securities Administrator Not Liable for Certificates.

The Trustee and the Securities Administrator make no representations as to the validity or sufficiency of this Agreement, the Custodial Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement or the Certificates (other than the certificate of authentication on the Certificates) or of any Mortgage Loan or related document, save that the Trustee and the Securities Administrator represent that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.   The recitals contained herein and in the Certificates (other than the signature of the Trustee on the Certificates and the acknowledgements of the Trustee contained in Article II) shall not be taken as the statements of the Trustee and the Trustee does not assume any responsibility for their correctness.  Neither the Trustee nor the Securities Administrator shall be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or of funds paid to the Depositor in consideration of the sale of the Mortgage Loans to the Trustee by the Depositor or for the use or application of any funds deposited into the Distribution Account or any other fund or account maintained with respect to the Certificates.  Neither the Trustee nor the Securities Administrator shall be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  Neither the Trustee nor the Securities Administrator shall have any responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

Section 6.04                    Trustee and Securities Administrator May Own Certificates.

Each of the Trustee and the Securities Administrator (and any Affiliate or agent of either of them) in its individual or any other capacity may become the owner or pledgee of Certificates and may transact banking and trust business with the other parties hereto and their Affiliates with the same rights it would have if it were not Trustee, Securities Administrator or such Affiliate or agent, as applicable.

Section 6.05                    Eligibility Requirements for Trustee and Securities Administrator.

The Trustee hereunder shall at all times (i) be an institution insured by the FDIC, (ii) be a corporation or national banking association, organized and doing business under the laws of any State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by federal or state authority and (iii) not be an Affiliate of the Master Servicer or any Servicer.  If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purposes of this Section, the combined capital and surplus of such corporation or national banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.06.

The Securities Administrator hereunder shall at all times (i) be an institution authorized to exercise corporate trust powers under the laws of its jurisdiction of organization, (ii) be rated at least “A/F1” by Fitch, or if not rated by Fitch, the equivalent rating by Moody’s or S&P, and (iii) not be the originator of any of the Mortgage Loans, a Servicer, the Depositor or an Affiliate of the Depositor.

Section 6.06                    Resignation and Removal of Trustee and the Securities Administrator.

(a)           Each of the Trustee and the Securities Administrator may at any time resign and be discharged from the trust hereby created by giving 60 days’ written notice thereof to the Trustee or the Securities Administrator, as applicable, the Depositor and the Master Servicer.  Upon receiving such notice of resignation, the Depositor will promptly appoint a successor trustee or a successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the resigning Trustee or resigning Securities Administrator, as applicable, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If no successor trustee or successor securities administrator shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee or resigning Securities Administrator, as applicable, may petition any court of competent jurisdiction for the appointment of a successor trustee or successor securities administrator, as applicable.  In the case of any such resignation by the Securities Administrator, if no successor securities administrator shall have been appointed and shall have accepted appointment within 60 days after the Securities Administrator ceases to be the Securities Administrator pursuant to this Section 6.06, then the Trustee shall perform the duties of the Securities Administrator pursuant to this Agreement and shall be entitled to the fees of the Securities Administrator for so long as the Trustee performs such duties; provided, however, that the Trustee may engage a qualified entity to perform the duties of the Securities Administrator under Sections 6.21, 6.22, 6.23, 6.24 and 11.16 of this Agreement.  The successor trustee shall notify the Rating Agency through the Rule 17g-5 Information Provider, the Servicers and the Master Servicer of any change of Trustee and the successor securities administrator shall notify the Rating Agency through the Rule 17g-5 Information Provider, the Servicers and the Master Servicer of any change of Securities Administrator.

(b)           If at any time any of the following events shall occur: (i) the Trustee or the Securities Administrator ceases to be eligible in accordance with the provisions of Section 6.05 and fails to resign after written request therefor by the Depositor, (ii) the Securities Administrator fails to perform its obligations pursuant to Section 5.02 to make distributions to Certificateholders, which failure continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Securities Administrator by the Trustee or the Depositor, (iii) the Securities Administrator fails to provide a Back-up Certificate, Assessment of Compliance or an Accountant’s Attestation required under Sections 6.20, 6.21 and 6.22, respectively, by March 15 of each year in which Exchange Act reports are required, (iv) the Trustee or the Securities Administrator becomes incapable of acting, or is adjudged a bankrupt or insolvent, or a receiver of the Trustee or the Securities Administrator of its property is appointed, or any public officer takes charge or control of the Trustee or the Securities Administrator or of the property or affairs of either for the purpose of rehabilitation, conservation or liquidation, (v) a tax is imposed or threatened with respect to the Trust Fund by any state in which the Trustee or the Trust Fund held by the Trustee is located, or (vi) the continued use of the Trustee or the Securities Administrator would result in a downgrading of the rating by the Rating Agency of any Class of Certificates with a rating; then, in each such case, the Depositor shall remove the Trustee or the Securities Administrator, as applicable, and the Depositor shall appoint a successor trustee or successor securities administrator, as applicable, by written instrument, one copy of which instrument shall be delivered to the Trustee or Securities Administrator so removed, one copy to the successor trustee or successor securities administrator, as applicable, and one copy to the Master Servicer.  If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Depositor shall direct the Trustee to remove the Master Servicer in accordance with the provisions of Section 6.14, and the Trustee promptly upon such direction shall remove the Master Servicer in accordance therewith.

(c)           The Holders of more than 50% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates may at any time upon 30 days’ written notice to the Trustee or the Securities Administrator, as applicable, and to the Depositor remove the Trustee or the Securities Administrator, as applicable, by such written instrument, signed by such Holders or their attorney-in-fact duly authorized, one copy of which instrument shall be delivered to the Depositor, one copy to the Trustee or Securities Administrator, as applicable, and one copy to the Master Servicer.  The Depositor shall thereupon appoint a successor trustee or successor securities administrator, as applicable, in accordance with this Section.

(d)           Any resignation or removal of the Trustee or the Securities Administrator, as applicable, and appointment of a successor trustee or successor securities administrator pursuant to any of the provisions of this Section shall only become effective upon acceptance of appointment by the successor trustee or the successor securities administrator, as applicable, as provided in Section 6.07.

Section 6.07                    Successor Trustee and Successor Securities Administrator.

(a)           Any successor trustee or successor securities administrator appointed as provided in Section 6.06 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee or predecessor securities administrator, as applicable, an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee or predecessor securities administrator, as applicable, shall become effective and such successor trustee or successor securities administrator, as applicable, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee or securities administrator, as applicable, herein.  The predecessor trustee shall deliver to the successor trustee (or assign to the Trustee its interest under the Custodial Agreement, to the extent permitted thereunder), all Trustee Mortgage Files and documents and statements related to each Trustee Mortgage File held by it hereunder, the predecessor trustee shall duly assign, transfer, deliver and pay over to the successor trustee the entire Trust Fund, together with all necessary instruments of transfer and assignment or other documents properly executed necessary to effect such transfer and the predecessor trustee or the predecessor securities administrator, as applicable, shall deliver such of the records or copies thereof maintained by the predecessor trustee or predecessor securities administrator, as applicable, in the administration hereof as may be requested by the successor trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement.  In addition, the Depositor and the predecessor trustee or predecessor securities administrator, as applicable, shall execute and deliver such other instruments and do such other things as may reasonably be required to more fully and certainly vest and confirm in the successor trustee or successor securities administrator, as applicable, all such rights, powers, duties and obligations.  The predecessor securities administrator shall also deliver to the Depositor the Back-up Certificate with respect to the portion of the calendar year in which the predecessor securities administrator acted as Securities Administrator hereunder.

(b)           No successor trustee or successor securities administrator shall accept appointment as provided in this Section unless at the time of such appointment such successor trustee or successor securities administrator, as applicable, shall be eligible under the provisions of Section 6.05.

(c)           Upon acceptance of appointment by a successor trustee or successor securities administrator, as applicable, as provided in this Section 6.07, the predecessor trustee or predecessor securities administrator, as applicable, shall mail notice of the succession of such trustee or securities administrator, as applicable, hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agency through the Rule 17g-5 Information Provider.  The expenses of such mailing shall be borne by the Master Servicer.

Section 6.08                    Merger or Consolidation of Trustee or Securities Administrator.

Any Person into which the Trustee or Securities Administrator may be merged or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee or Securities Administrator shall be a party, or any Persons succeeding to the corporate trust business of the Trustee or Securities Administrator, shall be the successor to the Trustee or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided that such Person shall be eligible under the applicable provisions of Section 6.05.

Section 6.09                    Appointment of Co-Trustee, Separate Trustee or Custodian.

(a)           Notwithstanding any other provisions hereof, at any time, the Trustee, the Depositor or the Certificateholders evidencing more than 50% of the Class Principal Amount (or Percentage Interest) of every Class of Certificates shall have the power from time to time to appoint one or more Persons, approved by the Trustee, to act either as co-trustees jointly with the Trustee, or as separate trustees, or as custodians, for the purpose of holding title to, foreclosing or otherwise taking action with respect to any Mortgage Loan outside the state where the Trustee has its principal place of business where such separate trustee or co-trustee is necessary or advisable (or the Trustee has been advised by the Master Servicer that such separate trustee or co-trustee is necessary or advisable) under the laws of any state in which a property securing a Mortgage Loan is located or for the purpose of otherwise conforming to any legal requirement, restriction or condition in any state in which a property securing a Mortgage Loan is located or in any state in which any portion of the Trust Fund is located.  The separate trustees, co-trustees, or custodians so appointed shall be trustees or custodians for the benefit of all the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee.  The obligation of the Master Servicer to make Advances pursuant to Section 5.05 hereof shall not be affected or assigned by the appointment of a co-trustee.

(b)           Every separate trustee, co-trustee, and custodian shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)            all powers, duties, obligations and rights conferred upon the Trustee in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

(ii)           all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee, co-trustee, or custodian jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations, including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction, shall be exercised and performed by such separate trustee, co-trustee, or custodian;

(iii)          no trustee or custodian hereunder shall be personally liable by reason of any act or omission of any other trustee or custodian hereunder; and

(iv)          the Trustee may at any time, by an instrument in writing executed by it, with the concurrence of the Depositor, accept the resignation of or remove any separate trustee, co-trustee or custodian, so appointed by it or them, if such resignation or removal does not violate the other terms of this Agreement.

(c)           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee, co-trustee or custodian shall refer to this Agreement and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy given to the Master Servicer.

(d)           Any separate trustee, co-trustee or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee, co-trustee or custodian shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)           No separate trustee, co-trustee or custodian hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.05 hereunder and no notice to the Certificateholders of the appointment shall be required under Section 6.07 hereof.

(f)            The Trustee agrees to instruct the co-trustees, if any, to the extent necessary to fulfill the Trustee’s obligations hereunder.

(g)           The Trust Fund shall pay the reasonable compensation of the co-trustees (which compensation shall not reduce any compensation payable to the Trustee).

Section 6.10                    Authenticating Agents.

(a)           The Trustee may appoint one or more Authenticating Agents which shall be authorized to act on behalf of the Trustee in authenticating Certificates.  The Trustee hereby appoints the Securities Administrator as initial Authenticating Agent, and the Securities Administrator hereby accepts such appointment.  Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.  Each Authenticating Agent must be a national banking association or a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

(b)           Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

(c)           Any Authenticating Agent may at any time resign by giving at least 30 days’ advance written notice of resignation to the Trustee and the Depositor.  The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Depositor.  Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 6.10, the Trustee may appoint a successor authenticating agent, shall give written notice of such appointment to the Depositor and shall mail notice of such appointment to all Holders of Certificates.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.  No successor authenticating agent shall be appointed unless eligible under the provisions of this Section 6.10.  No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee or in accordance with the provisions of this Agreement.

Section 6.11                    Indemnification of the Trustee, the Securities Administrator and the Master Servicer.

Subject to the limitations described in clause (C) of  the definition of Available Distribution Amount, U.S. Bank National Association, both in its individual capacity and in its capacity as Trustee hereunder, and Wells Fargo Bank, N.A., both in its individual capacity and in its capacities as Securities Administrator, Certificate Registrar, Paying Agent, Authenticating Agent and Master Servicer hereunder, and each of their respective directors, officers, employees and agents shall be indemnified and held harmless by, and entitled to reimbursement from, the Trust Fund for any claim, loss, liability, damage, cost or expense, including without limitation any reasonable legal fees and expenses and any extraordinary or unanticipated expense, incurred or expended (without negligence or willful misconduct on its or their part) in connection with, (a) investigating, preparing for, defending itself or themselves against, or prosecuting for itself or themselves or for the sake of the Trust Fund any legal proceeding, whether pending or threatened, that is related directly or indirectly in any way to the Trust Fund, this Agreement, the Purchase Agreements, the Servicing Agreements, the Mortgage Loan Purchase and Sale Agreement, the Custodial Agreement, the Mortgage Loans or other assets of the Trust Fund, or  the Certificates (including without limitation the initial offering, any secondary trading and any transfer and exchange of the Certificates), (b) the acceptance or administration of the trusts created hereunder, (c) the performance or exercise or the lack of performance or exercise of any or all of its or their powers, duties, rights, responsibilities, or privileges hereunder, including without limitation (i) complying with any new or updated laws or regulations directly related to the performance by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, of its obligations under this Agreement and (ii) addressing any bankruptcy in any way related to or affecting this Agreement, the Purchase Agreements, the Servicing Agreements, the Custodial Agreement, the Mortgage Loan Purchase and Sale Agreement or any party to such agreements, including, as applicable, all costs incurred in connection with the use of default specialists within or outside U.S. Bank National Association (in the case of U.S. Bank National Association personnel, such costs to be calculated using standard market rates), in the case of the Trustee, or Wells Fargo Bank, N.A. (in the case of Wells Fargo Bank, N.A. personnel, such costs to be calculated using standard market rates), in the case of the Securities Administrator.

In connection with any claim as to which indemnification is to be sought hereunder:

(i)            the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall give the Depositor written notice thereof promptly after the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall have knowledge thereof; provided that failure of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, to provide such written notice shall not relieve the Trust Fund of the obligation to indemnify the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, under this Section 6.11;

(ii)           while maintaining control over its own defense, the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer as applicable, shall cooperate and consult fully with the Depositor in preparing such defense; and

(iii)          notwithstanding anything to the contrary in this Section 6.11, the Trust Fund shall not be liable for settlement of any such claim by the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable, entered into without the prior consent of the Depositor, which consent shall not be unreasonably withheld.

The indemnification obligations set forth in this Section shall survive the discharge of this Agreement and the termination or resignation of the Trustee, the Securities Administrator, the Certificate Registrar, the Paying Agent, the Authenticating Agent or the Master Servicer, as applicable.

Section 6.12                    Fees and Expenses of the Securities Administrator, the Certificate Registrar, the Paying Agent, Authenticating Agent, the Trustee and the Custodian.

(a)           Compensation for the services of the Securities Administrator, the Certificate Registrar, the Paying Agent and the Authenticating Agent hereunder shall be paid from the Master Servicing Fee. The Securities Administrator shall be entitled to all disbursements and advancements incurred or made by the Securities Administrator in accordance with this Agreement (including fees and expenses of its counsel and all persons not regularly in its employment), except any such expenses arising from its negligence, bad faith or willful misconduct. Wells Fargo Bank, N.A. shall act as Securities Administrator for so long as it is Master Servicer under this Agreement.

(b)           As compensation for its services hereunder, the Trustee shall be entitled to receive a Trustee fee equal to $3,500  per annum, which shall be paid by the Master Servicer pursuant to a separate agreement between the Trustee and the Master Servicer.  Each successor master servicer and each successor trustee hereby agree to be bound by the terms of such agreement.  Any costs and expenses incurred by the Trustee shall be reimbursed in accordance with Section 6.11.

(c)           The Master Servicer shall pay, from the Master Servicing Fee, the fees and expenses of the Custodian as specified in the Custodial Agreement, and if the Custodial Agreement is terminated, the Master Servicer shall pay such fees and expenses of any successor custodian pursuant to a new custodial agreement to be entered into among the Depositor, the Seller, the Trustee, the successor custodian and the Master Servicer.

Section 6.13                    Collection of Monies.

Except as otherwise expressly provided in this Agreement, the Trustee and the Securities Administrator may demand payment or delivery of, and shall receive and collect, all money and other property payable to or receivable by it pursuant to this Agreement.  The Trustee or the Securities Administrator, as applicable, shall hold all such money and property received by it as part of the Trust Fund and shall distribute it as provided in this Agreement.

Section 6.14                    Events of Default; Trustee to Act; Appointment of Successor.

(a)           The occurrence of any one or more of the following events shall constitute an “Event of Default”:

(i)            Any failure by the Master Servicer to furnish the Securities Administrator the Mortgage Loan data sufficient to prepare the reports described in Section 4.02 which continues unremedied for a period of one Business Day after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Securities Administrator or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of not less than 25% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates affected thereby;

(ii)           Any failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements (other than those referred to in (vii) and (viii) below) on the part of the Master Servicer contained in this Agreement which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates (or in the case of a breach of its obligation to provide an Item 1123 Certificate, an Assessment of Compliance or an Accountant’s Attestation pursuant to Sections 6.22, 6.23 and 6.24, immediately without a cure period);

(iii)          A decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days or the Rating Agency reduces or withdraws or threatens to reduce or withdraw the rating of the Certificates because of the financial condition or loan servicing capability of such Master Servicer;

(iv)          The Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of its property;

(v)           The Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

(vi)          The Master Servicer shall be dissolved, or shall dispose of all or substantially all of its assets, or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor servicer as specified in Section 9.05 hereof;

(vii)         If a representation or warranty set forth in Section 9.03 hereof shall prove to be incorrect as of the time made in any respect that materially and adversely affects the interests of the Certificateholders, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 30 days after the date on which written notice of such incorrect representation or warranty shall have been given to the Master Servicer by the Trustee or the Securities Administrator, or to the Master Servicer, the Securities Administrator and the Trustee by the Holders of more than 50% of the Aggregate Voting Interests of the Certificates;

(viii)        A sale or pledge of any of the rights of the Master Servicer hereunder or an assignment of this Agreement by the Master Servicer or a delegation of the rights or duties of the Master Servicer hereunder shall have occurred in any manner not otherwise permitted hereunder and without the prior written consent of the Trustee and Certificateholders holding more than 50% of the Aggregate Voting Interests of the Certificates;

(ix)           The purchase or holding of any Certificates by the Master Servicer or any master servicer transferee that is an insured depository institution (as such term is defined in the Federal Deposit Insurance Act) such that the Master Servicer or such master servicer transferee is required to consolidate any assets of the issuing entity on its financial statements under U.S. generally accepted accounting principles;

(x)            Any failure of the Master Servicer to make any Advances when such Advances are due, which failure continues unremedied for a period of one Business Day.

If an Event of Default described in clauses (i) through (ix) of this Section shall occur, then, in each and every case, subject to applicable law, so long as any such Event of Default shall not have been remedied within any period of time as prescribed by this Section, the Trustee, by notice in writing to the Master Servicer may, and, if so directed in writing by Certificateholders evidencing either (i) more than 50% of the Class Principal Amount (or Class Notional Amount) of each Class of Certificates, or (ii) 50% of the aggregate Class Principal Amount of the Subordinate Certificates, or upon the occurrence of an Event of Default described in clause (x) of this Section, shall, terminate all of the rights and obligations of the Master Servicer hereunder and in and to the Mortgage Loans and the proceeds thereof; provided, however, that in the case of the preceding clause (ii), the Trustee shall provide written notice to all of the Certificateholders within two Business Days of receiving such direction and shall not terminate the Master Servicer if, within 30 days of sending such written notice, the Trustee has received contrary instructions from Certificateholders evidencing more than 50% of the Aggregate Voting Interests of the Certificateholders.  On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer, and only in its capacity as Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee; and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the defaulting Master Servicer as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents or otherwise. The defaulting Master Servicer agrees to cooperate with the Trustee and the Securities Administrator in effecting the termination of the defaulting Master Servicer’s responsibilities and rights hereunder as Master Servicer including, without limitation, notifying Servicers of the assignment of the master servicing function and providing the Trustee or its designee all documents and records in electronic or other form reasonably requested by it to enable the Trustee or its designee to assume the defaulting Master Servicer’s functions hereunder and the transfer to the Trustee for administration by it of all amounts which shall at the time be or should have been deposited by the defaulting Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter received with respect to the Mortgage Loans. The Master Servicer being terminated pursuant to this Section 6.14 shall bear all costs of a master servicing transfer, including but not limited to those of the Trustee or Securities Administrator reasonably allocable to specific employees and overhead, legal fees and expenses, accounting and financial consulting fees and expenses, and costs of amending this Agreement, if necessary.  If the same Person is acting as both the Securities Administrator and the Master Servicer, then the Trustee shall direct the Depositor to remove the Securities Administrator in accordance with the provisions of Section 6.06(b), and the Depositor promptly upon such direction shall remove the Securities Administrator in accordance therewith.

Notwithstanding the termination of its activities as Master Servicer, each terminated Master Servicer shall continue to be entitled to reimbursement under this Agreement to the extent such reimbursement relates to the period prior to such Master Servicer’s termination.  The successor master servicer shall not be required to purchase or reimburse the terminated Master Servicer's Advance receivables.  For the avoidance of doubt, to the extent that the terminated Master Servicer and a successor master servicer have each made Advances in respect of the same Mortgage Loan, recovered amounts shall be used to reimburse the terminated Master Servicer and a successor master servicer in the order in which such Advances were made.

When a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default, the Trustee shall promptly notify the Securities Administrator and the Rating Agency through the  Rule 17g-5 Information Provider of the nature and extent of such Event of Default. The Trustee or the Securities Administrator shall promptly give written notice to the Master Servicer upon the Master Servicer’s failure to make Advances as required under this Agreement.

(b)           On and after the time the Master Servicer receives a notice of termination from the Trustee pursuant to Section 6.14(a) or the Trustee receives the written resignation of the Master Servicer pursuant to Section 9.06, the Trustee, unless, in either case,  another master servicer shall have been appointed by the Trustee, shall be the successor in all respects to the Master Servicer in its capacity as such under this Agreement and with respect to the transactions set forth or provided for herein and shall have all the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto and arising thereafter placed on the Master Servicer hereunder, including the obligation to make Advances in accordance with Section 5.04; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s failure to provide information required by this Agreement shall not be considered a default by the Trustee hereunder. The Trustee shall have no responsibility for any act or omission of the Master Servicer other than any act or omission performed by the Trustee in its capacity as a successor master servicer. In addition, the Trustee shall have no liability relating to the representations and warranties of the Master Servicer set forth in Section 9.03. In the Trustee’s capacity as successor master servicer, the Trustee shall have the same limitations on liability herein granted to the Master Servicer. As compensation for acting as successor master servicer hereunder, the Trustee shall be entitled to receive all compensation payable to the Master Servicer under this Agreement, including the Master Servicing Fee, subject to Section 6.14(d).

(c)           Notwithstanding the above, the Trustee may, if it shall be unwilling to continue to so act, or shall, if it is unable to so act, petition a court of competent jurisdiction to appoint, or appoint on its own behalf any established housing and home finance institution servicer, master servicer, servicing or mortgage servicing institution having a net worth of not less than $15,000,000, which is a Fannie Mae or Freddie Mac-approved master servicer, and meeting such other standards for a successor master servicer as are set forth in this Agreement, as the successor to such Master Servicer in the assumption of all of the responsibilities, duties and liabilities of a master servicer, like the Master Servicer. Any entity designated by the Trustee as a successor master servicer may be an Affiliate of the Trustee; provided, however, that, unless such Affiliate meets the net worth requirements and other standards set forth herein for a successor master servicer, the Trustee, in its individual capacity, shall agree, at the time of such designation, to be and remain liable to the Trust Fund for such Affiliate’s actions and omissions in performing its duties hereunder.

The Trustee and such successor shall take such actions, consistent with this Agreement, as shall be necessary to effectuate any such succession and may make other arrangements with respect to the master servicing to be conducted hereunder which are not inconsistent herewith. The Master Servicer shall cooperate with the Trustee and any successor master servicer in effecting the termination of the Master Servicer’s responsibilities and rights hereunder including, without limitation, notifying Mortgagors of the assignment of the master servicing functions and providing the Trustee and successor master servicer, as applicable, all documents and records in electronic or other form reasonably requested by it to enable it to assume the Master Servicer’s functions hereunder and transferring to the Trustee or such successor master servicer, as applicable, all amounts which shall at the time be or which should have been deposited by the Master Servicer in the Distribution Account and any other account or fund maintained with respect to the Certificates or thereafter be received with respect to the Mortgage Loans. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the predecessor master servicer to deliver, or any delay in delivering, cash, documents or records to it, (ii) the failure of the predecessor master servicer to cooperate as required by this Agreement, (iii) the failure of the predecessor master servicer to deliver the Mortgage Loan data to the Securities Administrator as required by this Agreement or (iv) restrictions imposed by any regulatory authority having jurisdiction over the predecessor master servicer. No successor master servicer (other than the Trustee, with respect to the failure of the Trustee to cooperate as set forth in subclause (ii) below) shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering cash, documents or records to it related to such distribution, or (ii) the failure of Trustee or the Securities Administrator to cooperate as required by this Agreement.

Any successor master servicer shall execute and deliver to the Depositor, the Seller and the predecessor master servicer the certification required pursuant to the first sentence of Section 6.20(e).

(d)           In connection with such appointment and assumption of a successor master servicer, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted to the Master Servicer hereunder.

(e)           To the extent that the costs and expenses incurred by the Trustee in connection with any alleged or actual default by the Master Servicer, the termination of the Master Servicer, any appointment of a successor master servicer and/or any transfer and assumption of master servicing by the Trustee or any successor master servicer (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with the investigation of any alleged or actual default by the Master Servicer, the evaluation of the potential termination and/or the actual termination of the Master Servicer and the appointment of a successor master servicer and (ii) all Master Servicing Transfer Costs) are not fully and timely reimbursed by the terminated master servicer, then (a) the successor master servicer shall deduct such amounts from any amounts that it otherwise would have paid to the predecessor master servicer in reimbursement of outstanding Advances, and the successor master servicer shall reimburse itself and the Trustee for any unreimbursed costs and expenses, and (b) if the Trustee is not required to be reimbursed by the Master Servicer or if such costs and expenses are not satisfied pursuant to clause (a) within 90 days, then the Trustee and the successor master servicer shall be entitled to reimbursement of such costs and expenses from the Distribution Account, subject to the limitations described in clause (C) of the definition of Available Distribution Amount.

Section 6.15                    Additional Remedies of Trustee Upon Event of Default.

During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 6.14, shall have the right, in its own name and as trustee of the Trust Fund, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

Section 6.16                    Waiver of Defaults.

More than 50% of the Aggregate Voting Interests of the Certificateholders may waive any event of default of a Servicer under the related Servicing Agreement or Event of Default by the Master Servicer in the performance of its obligations hereunder, except that a default in the making of any Advances or any required deposit to the Distribution Account that would result in a failure of the Paying Agent to make any required payment of principal of or interest on the Certificates may only be waived with the consent of 100% of the Certificateholders.  Upon any such waiver of a past default, such default shall cease to exist, and any event of default under a Servicing Agreement or Event of Default hereunder arising therefrom shall be deemed to have been remedied for every purpose of the related Servicing Agreement and/or this Agreement, as applicable.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

Section 6.17                    Notification to Holders.

Upon termination of the Master Servicer or appointment of a successor to the Master Servicer, in each case as provided herein, the Trustee (i) so long as the Master Servicer and the Securities Administrator are not the same Person, shall promptly notify the Securities Administrator in writing, and (ii) shall promptly mail notice thereof by first class mail to the Certificateholders at their respective addresses appearing on the Certificate Register.  The Trustee shall also, within 45 days after the date when a Responsible Officer of the Trustee has actual knowledge of the occurrence of any Event of Default, give written notice thereof to the Securities Administrator and the Certificateholders, unless such Event of Default shall have been cured or waived prior to the issuance of such notice and within such 45-day period.

Section 6.18                    Directions by Certificateholders and Duties of Trustee During Event of Default.

Subject to the provisions of Sections 6.16 and 8.01 hereof, during the continuance of any Event of Default, Holders of Certificates evidencing not less than 25% of the Class Principal Amount (or Percentage Interest) of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Master Servicer or any successor master servicer from its rights and duties as Master Servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby; and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, (a) determines that the action or proceeding so directed may not lawfully be taken or (b) in good faith determines that the action or proceeding so directed would involve it in personal liability for which it is not indemnified to its satisfaction or be unjustly prejudicial to the non-assenting Certificateholders.

Section 6.19                    Action Upon Certain Failures of the Master Servicer and Upon Event of Default.

In the event that a Responsible Officer of the Trustee shall have actual knowledge of any action or inaction of the Master Servicer that would become an Event of Default upon the Master Servicer’s failure to remedy the same after notice, the Trustee shall give prompt written notice thereof to the Master Servicer.

Section 6.20                    Preparation of Tax Returns and Other Reports.

(a)           The Securities Administrator shall prepare or cause to be prepared on behalf of the Trust Fund, based upon information calculated in accordance with this Agreement pursuant to instructions given by the Depositor, and the Securities Administrator shall file federal tax returns, all in accordance with Article X hereof.  If the Securities Administrator is notified in writing that a state tax return or other return is required, then, at the sole expense of the Trust Fund, the Securities Administrator shall prepare and file such state income tax returns and such other returns as may be required by applicable law relating to the Trust Fund, and, if required by state law, and shall file any other documents to the extent required by applicable state tax law (to the extent such documents are in the Securities Administrator’s possession).  The Securities Administrator shall forward copies to the Depositor of all such returns and Form 1099 supplemental tax information and such other information within the control of the Securities Administrator as the Depositor may reasonably request in writing, and shall distribute to each Certificateholder such forms and furnish such information within the control of the Securities Administrator as are required by the Code and the REMIC Provisions to be furnished to them, and will prepare and distribute to Certificateholders Form 1099 (supplemental tax information) (or otherwise furnish information within the control of the Securities Administrator) to the extent required by applicable law.  The Master Servicer will indemnify the Securities Administrator and the Trustee for any liability of or assessment against the Securities Administrator and the Trustee, as applicable, resulting from any error in any of such tax or information returns directly resulting from errors in the information provided by such Master Servicer.

(b)           The Securities Administrator shall prepare and file with the Internal Revenue Service (“IRS”), on behalf of the Trust Fund and each REMIC created hereunder, an application for an employer identification number on IRS Form SS-4 or by any other acceptable method.  The Securities Administrator shall also file a Form 8811 as required.  The Securities Administrator, upon receipt from the IRS of the Notice of Taxpayer Identification Number Assigned, shall upon request promptly forward a copy of such notice to the Depositor.  The Securities Administrator shall furnish any other information that is required by the Code and regulations thereunder to be made available to the Certificateholders.  The Master Servicer shall cause each Servicer to provide the Securities Administrator with such information as is necessary for the Securities Administrator to prepare such reports.

Section 6.21                    Reporting to the Commission.

Each of Form 10-D and Form 10-K requires the registrant to indicate (by checking “yes” or “no”) that it “(1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.”  The Depositor hereby represents to the Securities Administrator that the Depositor has filed all such required reports during the preceding 12 months and that it has been subject to such filing requirement for the past 90 days.  The Depositor shall notify the Securities Administrator in writing, no later than the fifth calendar day after the related Distribution Date with respect to the filing of a report on Form 10-D and no later than March 15th with respect to the filing of a report on Form 10-K, if the answer to the questions should be “no.”  The Securities Administrator shall be entitled to rely on such representations in preparing and/or filing any such report.

(a)           Reports Filed on Form 10-D.

(i)            Within 15 days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Securities Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto.  Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be reported by the parties set forth on Exhibit L hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit L hereto, within 5 calendar days after the related Distribution Date, (1) the parties set forth thereon shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com, with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable together with an additional disclosure notification in the form of Exhibit I hereto (an “Additional Disclosure Notification”) and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

(iii)          After preparing the Form 10-D, the Securities Administrator shall forward electronically a copy of the Form 10-D to the Depositor for review.  The Securities Administrator will provide a copy of the Form 10-D to the Depositor by the 11th calendar day after the related Distribution Date. On the 12th calendar day after the related Distribution Date, the Depositor will provide any changes or approval to the Securities Administrator (which may be furnished electronically).  In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-D is in final form and the Securities Administrator may proceed with the filing of the Form 10-D.  No later than the 13th calendar day after the related Distribution Date, a duly authorized representative of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in subsection (d)(ii) of this Section 6.21.  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D prepared and filed by the Securities Administrator.  Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 6.21(a) related to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare, execute and/or timely file such Form 10-D, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(b)           Reports Filed on Form 10-K.

(i)            On or prior to the 90th day after the end of each fiscal year of the Trust Fund or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”) (it being understood that the fiscal year for the Trust Fund ends on December 31st of each year), commencing in March 2012, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 10-K required by the Exchange Act, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable time frames set forth in this Agreement, the Custodial Agreement and the related Servicing Agreement, (1) the Item 1123 Certificate for each Servicer, each Additional Servicer, the Master Servicer and the Securities Administrator as described under Section 6.22, (2)(A) the Assessment of Compliance with servicing criteria for each Servicer, the Custodian, each Servicing Function Participant, the Master Servicer, the Securities Administrator and any Servicing Function Participant engaged by such parties (each, a “Reporting Servicer”), as described under Section 6.23 and the Custodial Agreement and (B) if any Reporting Servicer’s Assessment of Compliance identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any Reporting Servicer’s Assessment of Compliance is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (3)(A) the Accountant’s Attestation for each Reporting Servicer, as described under Section 6.24 and (B) if any Accountant’s Attestation identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such Accountant’s Attestation is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (4) the certification required under Rule 13a-14(d) and 15d-14(d) under the Exchange Act executed by the Depositor (provided, however, that the Securities Administrator, at its discretion, may omit from the Form 10-K any annual compliance statement, Assessment of Compliance or Accountant’s Attestation that is not required to be filed with such Form 10-K pursuant to Regulation AB). Any disclosure or information in addition to (1) through (4) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be reported by the parties set forth on Exhibit M hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit M hereto, no later than March 15 following each fiscal year that the Trust Fund is subject to the Exchange Act reporting requirements, commencing in March 2012, (1) the parties set forth on Exhibit M shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, together with any applicable Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure or information in the Additional Disclosure Notification on Form 10-K.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure or information from the Additional Disclosure Notification in  Form 10-K pursuant to this paragraph.

(iii)          After preparing the Form 10-K, the Securities Administrator shall forward electronically a copy of the Form 10-K to the Depositor for review. Within three (3) business days of receipt, but in no event later than March 25, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 10-K.  In the absence of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 10-K is in final form.  No later than the close of business on the 4th Business Day prior to the 10-K Filing Deadline, a senior officer in charge of securitization of the Depositor shall sign the Form 10-K and related certifications required under the Exchange Act and return an electronic or fax copy of such documents  (with an original executed hard copy to follow by overnight mail) to the Securities Administrator.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d).  Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K prepared and filed by the Securities Administrator.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(b) related to the timely preparation and filing of Form 10-K is contingent upon such parties (and the Custodian, the Servicers and any Additional Servicer or Servicing Function Participant) strictly observing all applicable deadlines in the performance of their duties.  The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(c)           Reports Filed on Form 8-K.

(i)            Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and if requested by the Depositor, the Securities Administrator shall prepare and file on behalf of the Trust Fund any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be reported by the parties set forth on Exhibit N hereto to the Depositor and the Securities Administrator and reviewed and approved or disapproved by the Depositor pursuant to the following paragraph and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

(ii)           As set forth on Exhibit N hereto, for so long as the Trust Fund is subject to the Exchange Act reporting requirements, no later than the end of business (New York City time) on the 2nd Business Day after the occurrence of a Reportable Event (1) the parties to this transaction shall be required to provide to the Securities Administrator (at cts.sec.notifications@wellsfargo.com with a copy by facsimile to 410-715-2380) and the Depositor, to the extent known by a Responsible Officer thereof, a notice in the form of Exhibit I attached hereto, along with, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, together with an Additional Disclosure Notification and (2) the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information.  The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.  The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed in Exhibit N of their duties under this paragraph and will not solicit from such parties any Form 8-K Disclosure Notification.

(iii)          After preparing the Form 8-K, the Securities Administrator shall forward electronically a copy of the Form 8-K to the Depositor for review. Promptly, but no later than the close of business on the 3rd Business Day after the Reportable Event, the Depositor shall notify the Securities Administrator in writing (which may be furnished electronically) of any changes to or approval of such Form 8-K. In the absence of receipt of any written changes or approval, the Securities Administrator shall be entitled to assume that such Form 8-K is in final form and the Securities Administrator may proceed with the filing of the Form 8-K. No later than noon (New York City time) on the 4th Business Day after the Reportable Event, a duly authorized officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Securities Administrator. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in Section 6.21(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 8-K prepared and filed by the Securities Administrator. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(c) related to the timely preparation and filing of Form 8-K is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties. The Securities Administrator shall not have any liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)           Delisting; Amendments; Late Filings.

(i)            If the Depositor determines that the requirements for suspension of  the Trust Fund’s Exchange Act reporting requirements set forth in Rule 15d-22(b) of the Exchange Act and  any other applicable regulation are satisfied, it shall so notify the Securities Administrator.  Following receipt of such notice, the Securities Administrator shall prepare and file a Form 15 Suspension Notification with respect to the Trust Fund under the Exchange Act (a “Form 15”).  Subsequent to the filing of a Form 15, if the Depositor determines that the Trust Fund has once again become subject to the Exchange Act reporting requirements, then it shall promptly notify the Securities Administrator, and the Securities Administrator shall recommence preparing and filing required Exchange Act reports.  Prior to January 30 of the following calendar year, the Securities Administrator shall, if directed to do so by the Depositor, in accordance with industry standards, prepare and file a Form 15.

In connection with any direct offering of Certificates by the Depositor, in an offering registered with the Commission, subsequent to the filing of a Form 15 pursuant to the preceding paragraph: (1) the Depositor shall notify the Securities Administrator in writing not less than 10 days prior to the date on which such offering will be made; (2) the Depositor shall cause to be prepared and filed the initial current report on Form 8-K required to be filed in connection with such offering; (3) the Securities Administrator, as directed by the Depositor, shall file a report on Form 10-D for the Distribution Date following the month in which such offering occurs and, thereafter, any reports on forms 8-K, 10-K and 10-D in respect of the Trust Fund as and to the extent required under the Exchange Act, as set forth in this Section (other than the report referred to in clause (2) above); (4) the Depositor shall be responsible for notifying the other parties to the transaction of such offering and that the obligations of such parties to provide information in connection with the Depositor’s  Exchange Act reporting requirements have been reinstated; and (5) the Depositor shall be responsible for all reasonable fees and expenses incurred by the Securities Administrator in connection with such offering, including its review and approval of any offering document and any amendment to any transaction document made in connection with such offering.

(ii)           In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly, but no later than within one Business Day, notify electronically the Depositor.  In the case of Form 10-D and 10-K, the parties to this Agreement will cooperate to prepare and file a Form 12b-25 and a 10-D/A or 10-K/A, as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and upon the approval and direction of the Depositor, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended to include additional disclosure in connection with any additional Form 10-D disclosure (other than for the purpose of restating any Distribution Date Statement), additional Form 10-K or Form 8-K disclosure information, the Securities Administrator will electronically notify the Depositor and the affected parties and the Securities Administrator shall prepare and file, and such parties will cooperate in the preparation and filing of any necessary Form 8-K/A, 10-D/A or 10-K/A.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by a senior officer in charge of securitization of the Depositor.  The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 6.21(d) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section.  The Securities Administrator shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator’s inability or failure to obtain or receive, on a timely basis, any information from any other party needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

Notwithstanding anything to the contrary herein, the Securities Administrator shall not file any Form 8-K, Form 10-D or Form 10-K as to which it has received from the Depositor a notice to the effect that, upon review of the proposed filing, the Depositor does not approve of such filing.

(e)           Sarbanes-Oxley Certification Back-up.

In connection with the annual certification to be delivered by the Depositor pursuant to Rules 13a-14d and 15d-14(d) of the Exchange Act, each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall provide, and each Servicer, pursuant to the applicable Servicing Agreement, the Master Servicer and the Securities Administrator shall cause any Servicing Function Participant engaged by it to provide, to the Depositor, by March 15 following each year in which the Trust Fund is subject to the reporting requirements of the Exchange Act and otherwise within a reasonable period of time upon request, a certification (each, a “Back-Up Certificate”), in the form attached hereto as Exhibit J (or in such other form attached to the applicable Servicing Agreement), upon which the Depositor and its officers, directors and Affiliates can reasonably rely.  In the event that a Servicer, the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be, such party shall provide a Back-Up Certificate to the Depositor pursuant to this Section 6.21(e) with respect to the period of time it was subject to this Agreement, the applicable Servicing Agreement or any applicable sub-servicing agreement, as the case may be.

The Master Servicer shall enforce any obligation of the Servicers, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer the Back-Up Certificate as may be required pursuant to the related Servicing Agreement.

Section 6.22                    Annual Statements of Compliance.

(a)           The Master Servicer, the Securities Administrator and each Servicer shall deliver or otherwise make available (and the Master Servicer, the Securities Administrator and each Servicer shall cause any Additional Servicer engaged by it to deliver or otherwise make available) to the Depositor, the Trustee and the Securities Administrator on or before March 1 of each year, commencing in March 2012, an Officer’s Certificate (an “Item 1123 Certificate”) stating, as to the signer thereof, that (A) a review of such party’s activities during the preceding calendar year or portion thereof and of such party’s performance under this Agreement, or such other applicable agreement in the case of an Additional Servicer, has been made under such officer’s supervision and (B) to the best of such officer’s knowledge, based on such review, such party has fulfilled all its obligations under this Agreement, the Servicing Agreement or such other applicable agreement in the case of an Additional Servicer, in all material respects throughout such year or portion thereof, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof.  Promptly after receipt of each such Item 1123 Certificate, the Depositor shall review such Item 1123 Certificate and, if applicable, consult with each such party, as applicable, as to the nature of any failures by such party, in the fulfillment of any of such party’s obligations hereunder or, in the case of an Additional Servicer, under such other applicable agreement.

(b)           In the event the Master Servicer, the Securities Administrator or any Additional Servicer engaged by any such party is terminated or resigns pursuant to the terms of this Agreement, or any applicable agreement in the case of an Additional Servicer, as the case may be, such party shall provide an Item 1123 Certificate pursuant to this Section 6.22 or as required under such other applicable agreement, as the case may be, notwithstanding any such termination, assignment or resignation.

(c)           The Master Servicer shall enforce any obligation of any Servicer, to the extent set forth in the related Servicing Agreement, to deliver to the Master Servicer an Item 1123 Certificate as may be required pursuant to the related Servicing Agreement. The Master Servicer shall include such Item 1123 Certificate with its own Item 1123 Certificate to be submitted to the Securities Administrator, the Depositor and the Trustee pursuant to this Section.

Section 6.23                    Annual Assessments of Compliance.

(a)         On or before March 1 of each calendar year, commencing in March 2012, the Master Servicer and the Securities Administrator and each Servicer, each at its own expense, shall furnish or otherwise make available, and each such party shall cause any Servicing Function Participant engaged by it to furnish or otherwise make available, each at its own expense, to the Securities Administrator, the Trustee and the Depositor, a report on an assessment of compliance with the Relevant Servicing Criteria (an “Assessment of Compliance”) that contains (A) a statement by such party of its responsibility for assessing compliance with the Relevant Servicing Criteria, (B) a statement that such party used the Relevant Servicing Criteria to assess compliance with the Relevant Servicing Criteria, (C) such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for the fiscal year covered by the Form 10-K required to be filed pursuant to Section 6.21(b), including, if there has been any material instance of noncompliance with the Relevant Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an Accountant’s Attestation on such party’s Assessment of Compliance with the Relevant Servicing Criteria as of and for such period.

(b)           No later than the end of each fiscal year for the Trust Fund for which a 10-K is required to be filed, each Servicer and the Master Servicer shall each forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the Assessment of Compliance prepared by such Servicing Function Participant (provided, however, that the Master Servicer need not provide such information to the Securities Administrator so long as the Master Servicer and the Securities Administrator are the same Person). When the Master Servicer and each Servicer (or any Servicing Function Participant engaged by them) submit their Assessments of Compliance to the Securities Administrator, such parties will also at such time include the Assessments of Compliance (and Accountant’s Attestation), pursuant to Sections 6.23 and 6.24, of each Servicing Function Participant engaged by it.

(c)           Promptly after receipt of each Assessment of Compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Master Servicer, the Securities Administrator, a Servicer, the Custodian and any Servicing Function Participant engaged by such parties as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by each such party, and (ii) the Securities Administrator shall confirm that the Assessments of Compliance, taken individually, address the Relevant Servicing Criteria for each party as set forth on Exhibit K or the applicable exhibit to each Servicing Agreement in respect of each Servicer and notify the Depositor of any exceptions.

(d)           In the event the Master Servicer, the Securities Administrator or any Servicing Function Participant engaged by any such party is terminated, assigns its rights and obligations under or resigns pursuant to, the terms of this Agreement, or any other applicable agreement, as the case may be, such party shall provide an Assessment of Compliance pursuant to this Section 6.23, or to such other applicable agreement, notwithstanding any termination, assignment or resignation.

(e)           The Master Servicer shall enforce any obligation of the Servicers and the Custodian, to the extent set forth in the related Servicing Agreement or the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the time frame set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.  The Master Servicer shall include all Assessments of Compliance received by it from the Servicers and the Custodian with its own Assessment of Compliance to be submitted to the Securities Administrator pursuant to this Section.

(f)            The obligations of each party to provide assessments of compliance and attestations under this Section 6.22 and Section 6.23 shall terminate upon the filing of a Form 15 suspension notice on behalf of the Trust Fund, but shall become effective after such a filing if the Trust Fund is required to continue to file reports under the Exchange Act as contemplated in Section 6.21(d)(i).

Section 6.24                    Accountant’s Attestation.

(a)           On or before March 1 of each calendar year, commencing in 2012, the Master Servicer, the Securities Administrator and each Servicer, each at its own expense, shall cause, and each such party shall cause any Servicing Function Participant engaged by it to cause, each at its own expense, a registered public accounting firm (which may also render other services to the Master Servicer, the Securities Administrator, a Servicer or such other Servicing Function Participants, as the case may be) and that is a member of the American Institute of Certified Public Accountants to furnish a report (the “Accountant’s Attestation”) to the Securities Administrator and to the Depositor, to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, it is expressing an opinion as to whether such party’s compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party’s Assessment of Compliance with the Relevant Servicing Criteria.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Such report must be available for general use and not contain restricted use language.

(b)           Promptly after receipt of each Accountant’s Attestation from the Master Servicer, each Servicer, the Securities Administrator, the Custodian or any Servicing Function Participant engaged by such parties, (i) the Depositor shall review such reports and, if applicable, consult with such parties as to the nature of any defaults by such parties, in the fulfillment of any of each such party’s obligations hereunder or under any other applicable agreement, and (ii) the Securities Administrator shall confirm that each Assessment of Compliance is coupled with an Accountant’s Attestation meeting the requirements of this Section and notify the Depositor of any exceptions.

(c)           The Master Servicer shall include each Accountant’s Attestation furnished to it by the Servicers and the Custodian with its own Accountant’s Attestation to be submitted to the Securities Administrator pursuant to this Section.

(d)           In the event the Master Servicer, the Securities Administrator, the Custodian, any Servicer or Servicing Function Participant engaged by any such party, is terminated, assigns its rights and duties under, or resigns pursuant to the terms of, this Agreement, the Custody Agreement or a Servicing Agreement, as the case may be, such party shall at its own expense cause a registered public accounting firm to provide an Accountant’s Attestation pursuant to this Section 6.24, or other applicable agreement, notwithstanding any such termination, assignment or resignation.

(e)           The Master Servicer shall enforce any obligation of the Servicers and the Custodian, to the extent set forth in the related Servicing Agreement and the Custodial Agreement, as applicable, to deliver to the Master Servicer an Assessment of Compliance within the timeframe set forth in, and in such form and substance as may be required pursuant to, the related Servicing Agreement or the Custodial Agreement, as applicable.

Section 6.25                    Intention of the Parties and Interpretation; Indemnification.

Each of the parties acknowledges and agrees that the purpose of Sections 6.21, 6.22 and 6.23 of this Agreement is to facilitate compliance by the Depositor with the provisions of Regulation AB promulgated by the Commission under the Exchange Act (17 C.F.R. §§ 229.1100 - 229.1123), as such may be amended from time to time and subject to such clarification and interpretive advice as may be issued by the staff of the Commission from time to time.  Therefore, each of the parties agrees that (a) the obligations of the parties hereunder shall be interpreted in such a manner as to accomplish that purpose, (b) the parties’ obligations hereunder will be supplemented and modified as necessary to be consistent with any such amendments, interpretive advice or guidance, convention or consensus among active participants in the asset-backed securities markets, advice of counsel, or otherwise in respect of the requirements of Regulation AB, (c) each party shall comply with the reasonable requests made by the Depositor for delivery of such additional or different information as the Depositor may determine in good faith is necessary to comply with the provisions of Regulation AB, which information is available to such party without unreasonable effort or expense and within such timeframe as may be reasonably requested, and (d) no amendment of this Agreement shall be required to effect any such changes in the parties’ obligations as are necessary to accommodate evolving interpretations of the provisions of Regulation AB.

Each of the Master Servicer, the Securities Administrator, the Custodian and any Servicing Function Participant engaged by any such party shall indemnify and hold harmless the Depositor and its Affiliates and each of their directors, officers, employees, agents, and affiliates from and against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon (a) any breach by such party of any of its obligations hereunder, including particularly its obligations to provide any Statement of Compliance, Assessment of Compliance or Accountant’s Attestation required under Sections 6.22, 6.23 and 6.24, respectively, or any information, data or materials required to be included in any Exchange Act report or (b) any material misstatement or material omission in any Statement of Compliance, Assessment of Compliance, Accountant’s Attestation delivered by it or by any Servicing Function Participation engaged by it pursuant to this Agreement or any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure concerning such party.  If the indemnification provided for herein is unavailable or insufficient to hold harmless the Depositor or its Affiliates, as the case may be, then each such party agrees that it shall contribute to the amount paid or payable by the Depositor and its Affiliates, as applicable, as a result of any claims, losses, damages or liabilities incurred by such party, in such proportion as is appropriate to reflect the relative fault of the indemnified party on the one hand and the indemnifying party on the other.  This indemnification shall survive the termination of this Agreement or the termination of any party to this Agreement.

ARTICLE VII

PURCHASE OF MORTGAGE LOANS AND TERMINATION OF THE TRUST FUND

Section 7.01                    Purchase of Mortgage Loans; Termination of Trust Fund Upon Purchase or Liquidation of All Mortgage Loans.

(a)           The respective obligations and responsibilities of the Trustee, the Securities Administrator and the Master Servicer created hereby (other than the obligation of the Securities Administrator to make payments to the Certificateholders as set forth in Section 7.02), shall terminate on the earliest of (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property, (ii) the distribution of proceeds in connection with the exercise of the Clean-up Call and (iii) the Distribution Date immediately following the Latest Possible Maturity Date; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.  Any termination of the Trust Fund shall be carried out in such a manner so that the termination of each REMIC included therein shall qualify as a “qualified liquidation” under the REMIC Provisions.

(b)           In connection with an exercise of the Clean-up Call, the Trustee, at the direction of the Securities Administrator, shall cause each REMIC to adopt a plan of complete liquidation by complying with the provisions of Section 7.03.

(c)           The Depositor, the Master Servicer, each Servicer, the Securities Administrator and the Custodian shall be reimbursed from the Clean-up Call Price for any Advances, Servicing Advances, accrued and unpaid Servicing Fees and Master Servicing Fees or other amounts with respect to the related Mortgage Loans that are reimbursable to such parties under this Agreement, the related Servicing Agreement or the Custodial Agreement prior to distributions to any Certificateholder.

(d)           On any date on which the Aggregate Stated Principal Balance is less than twenty percent (20%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Holder of the Class LT-R Certificate may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price.  The Holder of the Class LT-R Certificate shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(d) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions.  The Holder of the Class LT-R Certificate is an express third party beneficiary of this Agreement, and shall have the same power and ability to exercise and enforce the rights stated to be provided to it hereunder as if it were a signatory hereto.  The Depositor, the Master Servicer, the Securities Administrator and the Trustee hereby consent to any such exercise.

(e)           If the Holder of the Class LT-R Certificate has not exercised its purchase and termination right pursuant to clause (d) above, then, on any date on which the Aggregate Stated Principal Balance is less than five percent (5%) of the Aggregate Stated Principal Balance as of the Cut-off Date, the Master Servicer may terminate the Trust Fund by purchasing all of the Mortgage Loans and all property acquired in respect of any Mortgage Loan for the Clean-up Call Price.  The Master Servicer shall provide to the Securities Administrator not less than thirty (30) days prior written notice of its intent to exercise its purchase and termination right under this Section 7.01(e) and comply with the requirements of this Article VII to effect a “qualified liquidation” under the REMIC Provisions.  The Depositor, the Securities Administrator and the Trustee hereby consent to any such exercise.

Section 7.02                    Procedure Upon Redemption and Termination of Trust Fund.

(a)           If on any Determination Date the Master Servicer determines that there are no outstanding Mortgage Loans, and no other funds or assets in the Trust Fund other than the funds in the Distribution Account, the Master Servicer shall direct the Securities Administrator promptly to send a final distribution notice to each Certificateholder.  Such notice shall specify (A) the Distribution Date upon which final distribution on the Certificates of all amounts required to be distributed to Certificateholders pursuant to Section 5.02 will be made upon presentation and surrender of the Certificates at the Certificate Registrar’s Corporate Trust Office, and (B) that the Record Date otherwise applicable to such Distribution Date is not applicable, distribution being made only upon presentation and surrender of the Certificates at the office or agency of the Certificate Registrar therein specified.  The Securities Administrator shall give such notice to the Trustee, the Master Servicer and the Certificate Registrar at the time such notice is given to Holders of the Certificates.  Upon any such termination, the duties of the Certificate Registrar with respect to the Certificates shall terminate.

Upon termination of the Trust Fund, the Securities Administrator shall terminate, or request the Master Servicer to terminate, the Distribution Account and any other account or fund maintained with respect to the Certificates, subject to the Securities Administrator’s obligation hereunder to hold all amounts payable to Certificateholders in trust without interest pending such payment.

(b)           In the event that all of the Holders do not surrender their Certificates for cancellation within three months after the time specified in the termination notice, the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator may take appropriate steps to contact the remaining Certificateholders concerning surrender of such Certificates, and the cost thereof shall be paid out of the amounts distributable to such Holders.  If within two years after the second notice any Certificates shall not have been surrendered for cancellation, the Securities Administrator shall, subject to applicable state law relating to escheatment, hold all amounts distributable to such Holders for the benefit of such Holders.  No interest shall accrue on any amount held by the Securities Administrator and not distributed to a Certificateholder due to such Certificateholder’s failure to surrender its Certificate(s) for payment of the final distribution thereon in accordance with this Section.

(c)           Any reasonable expenses incurred by the Securities Administrator or the Trustee in connection with any redemption or termination or liquidation of the Trust Fund shall be reimbursed from proceeds received from the liquidation of the Trust Fund.

Section 7.03                    Additional Trust Fund Termination Requirements.

(a)           Any termination of the Trust Fund in connection with the Clean-up Call or involving any other sale of assets of the Trust Fund prior to the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund shall be effected in accordance with the following additional requirements, unless the Securities Administrator and the Trustee receive an Opinion of Counsel (at the expense of the party exercising any right of termination), addressed to the Securities Administrator and the Trustee to the effect that the failure of the Trust Fund to comply with the requirements of this Section 7.03 will not result in an Adverse REMIC Event:

(i)            Within 89 days prior to the time of the making of the final payment on the Certificates, upon notification that a party intends to exercise its option to cause the termination of the Trust Fund, the Trustee, at the direction of the Securities Administrator, shall adopt a plan of complete liquidation of the Trust Fund on behalf of each REMIC, meeting the requirements of a qualified liquidation under the REMIC Provisions, in the form prepared and provided by the party exercising its termination right in connection with a Clean-up Call or by the Depositor in connection with any other termination of the Trust Fund;

(ii)           Any sale of the Mortgage Loans upon the exercise of a Clean-up Call shall be a sale for cash and shall occur at or after the time of adoption of such a plan of complete liquidation and prior to the time of making of the final payment on or credit to the Certificates, and upon the closing of such a sale, the Trustee shall deliver or cause the Custodian to deliver the Mortgage Loans to the purchaser thereof as instructed by the party exercising the Clean-up Call;

(iii)          On the date specified for final payment of the Certificates, the Securities Administrator shall make final distributions of principal and interest on the Certificates in accordance with Section 5.02 and, after payment of, or provision for payment of any outstanding expenses, distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand after such final payment (other than cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time; and

(iv)          In no event may the final payment on or credit to the Certificates or the final distribution or credit to the Holders of the Residual Certificates be made after the 89th day from the date on which the plan of complete liquidation is adopted.

(b)           By its acceptance of a Residual Certificate, each Holder thereof hereby agrees to accept the plan of complete liquidation adopted by the Trustee at the direction of the Securities Administrator under this Section and to take such other action in connection therewith as may be reasonably requested by the Securities Administrator or any Servicer.

ARTICLE VIII

RIGHTS OF CERTIFICATEHOLDERS

Section 8.01                    Limitation on Rights of Holders.

(a)           The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of this Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.  Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the Trustee, the Master Servicer or the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b)           No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as hereinbefore provided, and unless, except as otherwise specified herein, the Holders of Certificates evidencing not less than 25% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for sixty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such sixty-day period by such Certificateholders; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder, the Securities Administrator and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of or by availing itself of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 8.02                    Access to List of Holders.

(a)           If the Trustee is not acting as Certificate Registrar, the Certificate Registrar will furnish or cause to be furnished to the Trustee, within fifteen days after receipt by the Certificate Registrar of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

(b)           If three or more Holders or Certificate Owners (hereinafter referred to as “Applicants”) apply in writing to the Certificate Registrar, and such application states that the Applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such Applicants reasonable access during the normal business hours of the Certificate Registrar to the most recent list of Certificateholders held by the Certificate Registrar or shall, as an alternative, send, at the Applicants’ expense, the written communication proffered by the Applicants to all Certificateholders at their addresses as they appear in the Certificate Register.

(c)           Every Holder or Certificate Owner, if the Holder is a Clearing Agency, by receiving and holding a Certificate, agrees with the Depositor, the Master Servicer, the Securities Administrator, the Certificate Registrar and the Trustee that neither the Depositor, Master Servicer, the Securities Administrator, the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 8.03                    Acts of Holders of Certificates.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders or Certificate Owners, if the Holder is a Clearing Agency, may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and the Securities Administrator and, where expressly required herein, to the Master Servicer.  Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Securities Administrator and the Master Servicer, if made in the manner provided in this Section.  Each of the Trustee, the Securities Administrator and the Master Servicer shall promptly notify the others of receipt of any such instrument by it, and shall promptly forward a copy of such instrument to the others.

 (b)          The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof.  Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority.  The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee or the Securities Administrator deems sufficient.

(c)           The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and none of the Trustee, the Securities Administrator, the Master Servicer or the Depositor shall be affected by any notice to the contrary.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee, the Securities Administrator or the Master Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

ARTICLE IX

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS BY THE MASTER SERVICER

Section 9.01                    Duties of the Master Servicer; Enforcement of Servicer’s and Master Servicer’s Obligations.

(a)           The Master Servicer, on behalf of the Trustee and the Certificateholders shall, from and after the Closing Date, monitor the performance of the Servicers under the Servicing Agreements.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with Accepted Master Servicing Practices. Furthermore, the Master Servicer shall consult with each Servicer as necessary from time to time to carry out the Master Servicer’s obligations hereunder, shall receive and review all reports, information and other data provided to the Master Servicer by each Servicer and shall enforce the obligation of each Servicer duly and punctually to perform and observe the covenants, duties, obligations and conditions to be performed or observed by such Servicer under the related Servicing Agreement.  The Master Servicer shall independently and separately monitor each Servicer’s servicing activities with respect to each related Mortgage Loan in respect of the provisions of the applicable Servicing Agreement, reconcile the reports and other data provided to the Master Servicer pursuant to the previous sentence on a monthly basis based on the Mortgage Loan data provided to the Master Servicer by or on behalf of the Depositor on the Closing Date (upon which data the Master Servicer shall be entitled to rely and with respect to which the Master Servicer shall have no obligation to confirm or verify) and coordinate corrective adjustments to each Servicer’s and the Master Servicer’s records, and based on such reconciled and corrected information, the Master Servicer shall provide such information to the Securities Administrator as shall be necessary in order for it to prepare the statements specified in Section 4.02, and prepare any other information and statements required to be forwarded by the Master Servicer hereunder. The Master Servicer shall reconcile the results of its Mortgage Loan monitoring with the actual remittances of each Servicer to the Distribution Account pursuant to the related Servicing Agreement.  In its review of the activities of any Servicer, the Master Servicer may rely upon an Officer’s Certificate of such Servicer (or similar document signed by an officer of such Servicer), and such Servicer’s Assessment of Compliance and related Accountant’s Attestation or other accountants’ report provided to the Master Servicer pursuant to the related Servicing Agreement, with regard to such Servicer’s compliance with the terms of its Servicing Agreement.  Subject to Section 9.08, the Master Servicer shall not be responsible or liable for the day-to-day servicing activities of any Servicer or for any unlawful act or omission, breach, negligence, fraud, willful misconduct or bad faith of any Servicer.  Notwithstanding any provision of this Agreement, the Master Servicer shall have no duty to review any loss mitigation decisions of any Servicer (including without limitation the calculation of realized losses and gains and the management and disposition of any REO Properties) or any actions of the Trustee or the Controlling Holder in connection therewith.

Upon the occurrence of an event that, unless cured, would constitute grounds for termination of a Servicer under the related Servicing Agreement, the Master Servicer shall promptly notify the Trustee and the Depositor thereof, and shall specify in such notice the action, if any, the Master Servicer is taking in respect of such default.  So long as any such event of default shall be continuing, the Master Servicer may, and shall, if it determines such action to be in the best interests of Certificateholders, (i) terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the Servicing Agreement; (ii) exercise any rights it may have to enforce the Servicing Agreement against such Servicer; and/or (iii) waive any such default under the Servicing Agreement or take any other action with respect to such default as is permitted thereunder.  Notwithstanding the immediately preceding sentence, if the event of default is the failure of a Servicer to remit any payment required to be made under the terms of the applicable Servicing Agreement, and such failure continues unremedied for the duration of the applicable grace period, then the Master Servicer shall terminate all of the rights and powers of such Servicer pursuant to the applicable provisions of the related Servicing Agreement, unless any waiver described under Section 6.16 shall have been obtained.

(b)           Upon any termination by the Master Servicer of a Servicer’s rights and powers pursuant to the related Servicing Agreement, the rights and powers of the Servicer with respect to the related Mortgage Loans shall vest in the Master Servicer and the Master Servicer shall be the successor in all respects to such Servicer in its capacity as Servicer with respect to such Mortgage Loans under the related Servicing Agreement, unless or until the Master Servicer shall have appointed, with the consent of the Trustee, such consent not to be unreasonably withheld, and in accordance with the applicable provisions of the related Servicing Agreement, a new Fannie Mae- or Freddie Mac-approved Person that is a member in good standing of MERS to serve as successor to the Servicer; provided, however, that no Trustee consent shall be required if the successor servicer is a Person that was a Servicer on the Closing Date; provided, further, that it is understood and agreed by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to a successor servicer (including the Master Servicer). With such consent, the Master Servicer may elect to continue to serve as successor servicer under the Servicing Agreement. Upon appointment of a successor servicer, as authorized under this Section 9.01(b), unless the successor servicer shall have assumed the obligations of the terminated Servicer under such Servicing Agreement, the Master Servicer, the Trustee and such successor servicer shall enter into a servicing agreement in a form substantially similar to the affected Servicing Agreement. In connection with any such appointment, the Master Servicer may make such arrangements for the compensation of such successor servicer as it and such successor shall agree.  The Master Servicer in its sole discretion shall have the right to agree to compensation of a successor servicer in excess of that permitted to a Servicer under the Servicing Agreements if such increase is, in its good faith and judgment,  necessary or advisable to engage a successor servicer.  Notwithstanding anything herein to the contrary, in no event shall the Master Servicer be liable for any Servicing Fee or for any differential between the amount of the Servicing Fee paid to the original servicer and the amount necessary to induce any successor servicer to act as successor servicer hereunder.  To the extent the successor servicer assumes the obligations of the terminated Servicer under the applicable Servicing Agreement, the Master Servicer may amend such Servicing Agreement to effect such change to the Servicing Fee without the consent of the Certificateholders.

The Master Servicer shall pay the costs of such enforcement (including the termination of any Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer) at its own expense and shall be reimbursed therefor initially (i) by the terminated Servicer, (ii) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans, (iii) from a specific recovery of costs, expenses or attorney’s fees against the party against whom such enforcement is directed, or (iv) to the extent that such amounts described in (i)-(iii) above are not received by the Master Servicer within 30 days of the Master Servicer's request for reimbursement therefor, from the Trust Fund, as provided in Section 9.04.  To the extent the Master Servicer recovers amounts described in (i)-(iii) above subsequent to its reimbursement from the Trust Fund pursuant to (iv) above, then the Master Servicer promptly will reimburse such amounts to the Trust Fund.

If the Master Servicer assumes the servicing with respect to any of the Mortgage Loans, it will not assume liability for the representations and warranties of any Servicer it replaces or for the errors or omissions of such Servicer.

(c)           Upon any termination of a Servicer’s rights and powers pursuant to the applicable Servicing Agreement, the Master Servicer shall promptly notify the Trustee, the Securities Administrator and the Rating Agency through the Rule 17g-5 Information Provider, specifying in such notice that the Master Servicer or any successor servicer, as the case may be, has succeeded the Servicer under the Servicing Agreement, which notice shall also specify the name and address of any such successor servicer.

Section 9.02                    Assumption of Master Servicing by Trustee.

(a)           In the event the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default under this Agreement), the Trustee shall thereupon, in accordance with the terms of Section 6.14 hereof, assume all of the rights and obligations of such Master Servicer hereunder and under each Servicing Agreement entered into with respect to the Mortgage Loans or shall appoint as successor master servicer a Fannie-Mae or Freddie Mac-approved servicer that is acceptable to the Depositor and the Rating Agency. The Trustee, its designee or any successor master servicer appointed by the Trustee shall be deemed to have assumed all of the replaced Master Servicer’s interest herein and, with respect to each Servicing Agreement, shall be deemed to have assumed all of the replaced Master Servicer's interest therein to the same extent as if such Servicing Agreement had been assigned to the assuming party; provided that the replaced Master Servicer shall not thereby be relieved of any liability or obligations of such replaced Master Servicer under such Servicing Agreement accruing prior to its replacement as Master Servicer, and shall be liable to the Trustee or any successor master servicer therefor, and hereby agrees to indemnify and hold harmless the Trustee or any successor master servicer from and against all costs, damages, expenses and liabilities (including reasonable attorneys’ fees) incurred by the Trustee or any successor master servicer as a result of such liability or obligations of the replaced Master Servicer and in connection with the Trustee’s or such successor master servicer’s assumption (but not its performance, except to the extent that costs or liability of the Trustee or any successor master servicer are created or increased as a result of negligent or wrongful acts or omissions of the replaced Master Servicer prior to its replacement as Master Servicer) of the Master Servicer’s obligations, duties or responsibilities thereunder.

(b)           The replaced Master Servicer shall, upon request of the Trustee but at the expense of such replaced Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement and the related Mortgage Loans and an accounting of amounts collected and held by it, and otherwise use its best efforts to effect the orderly and efficient transfer of each Servicing Agreement to the assuming party.

Section 9.03                    Representations, Warranties and Covenants of the Master Servicer.

(a)           The Master Servicer hereby represents and warrants to the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, for the benefit of the Certificateholders, as of the Closing Date that:

(i)            it is validly existing and in good standing under the laws of the United States of America as a national banking association, and as Master Servicer has full power and authority to transact any and all business contemplated by this Agreement and to execute, deliver and comply with its obligations under the terms of this Agreement, the execution, delivery and performance of which have been duly authorized by all necessary corporate action on the part of the Master Servicer;

(ii)           the execution and delivery of this Agreement by the Master Servicer and its performance and compliance with the terms of this Agreement will not (A) violate the Master Servicer’s charter or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Master Servicer is a party or by which it is bound or to which any of its assets are subject, which violation, default or breach would materially and adversely affect the Master Servicer’s ability to perform its obligations under this Agreement;

(iii)          this Agreement constitutes, assuming due authorization, execution and delivery hereof by the other respective parties hereto, a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with the terms hereof, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors’ rights in general, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(iv)          the Master Servicer is not in default with respect to any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency to the extent that any such default would materially and adversely affect its performance hereunder;

(v)           the Master Servicer is not a party to or bound by any agreement or instrument or subject to any charter provision, bylaw or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that may materially and adversely affect its ability as Master Servicer to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Master Servicer of its obligations under this Agreement;

(vi)          no litigation is pending or, to the best of the Master Servicer’s knowledge, threatened against the Master Servicer which would prohibit its entering into this Agreement or performing its obligations under this Agreement;

(vii)         the Master Servicer, or an affiliate thereof the primary business of which is the servicing of conventional residential mortgage loans, is a Fannie Mae- or Freddie Mac-approved seller/servicer;

(viii)        no consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement, except such consents, approvals, authorizations and orders (if any) as have been obtained; and

(ix)           the consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Master Servicer.

(b)           It is understood and agreed that the representations and warranties set forth in this Section shall survive the execution and delivery of this Agreement. In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer shall indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee and hold them harmless against any loss, damages, penalties, fines, forfeitures, legal fees and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a material breach of the Master Servicer’s representations and warranties contained in Section 9.03(a) or any failure by the Master Servicer to deliver any information, report, certification, accountants’ letter or other material when and as required under this Agreement. It is understood and agreed that the enforcement of the obligation of the Master Servicer set forth in this Section to indemnify the Depositor, the Securities Administrator and the Trustee as provided in this Section 9.03(b) constitutes the sole remedy (other than as set forth in Section 6.14) of the Depositor, the Securities Administrator and the Trustee, respecting a breach of the foregoing representations and warranties. Such indemnification shall survive any termination of the Master Servicer as Master Servicer hereunder, and any termination of this Agreement.

Any cause of action against the Master Servicer relating to or arising out of the breach of any representations and warranties made in this Section 9.03(b) shall accrue upon discovery of such breach by either the Depositor, the Master Servicer or the Trustee or written notice thereof by any one of such parties to the other parties.

The Master Servicer shall not be responsible for the validity, priority, perfection or sufficiency of the security of the Certificates issued or intended to be issued hereunder.

(c)           The Master Servicer covenants and agrees that it shall not hold or purchase any Certificate if its holding or purchase of such Certificate (or interest therein) would cause the Master Servicer to be required to consolidate any assets of the Trust Fund on its financial statements under U.S. generally accepted accounting principles (“Consolidate” or “Consolidation”).  The Master Servicer shall be deemed to have represented by virtue of its purchase or holding of such Certificate (or interest therein) that its holding or purchase of such Certificate (or interest therein) will not cause the Master Servicer to be required to Consolidate any assets of the Trust on its financial statements.

If the Master Servicer's holding or purchase of a Certificate (or interest therein) does in fact cause such Consolidation, then the last preceding transferee that is not required to Consolidate shall be restored, to the extent permitted by law, to all rights and obligations as owner of such Certificate retroactive to the date of such transfer of such Certificate.  If the Master Servicer holds or purchases a Certificate (or interest therein) in violation of the restrictions in this Section 9.03(c) and to the extent that the retroactive restoration of the rights of the owner of such Certificate as described in the immediately preceding sentence shall be invalid, illegal or unenforceable, then the Securities Administrator shall have the right, without notice to the owner or any prior owner of such Certificate, to sell such Certificate to a purchaser selected by the Securities Administrator on such terms as the Securities Administrator may choose.  The Master Servicer shall promptly endorse and deliver such Certificate in accordance with the instructions of the Securities Administrator.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Securities Administrator or its affiliates), expenses and taxes due, if any, shall be remitted by the Securities Administrator to the Master Servicer.  The terms and conditions of any sale under this Section 9.03(c) shall be determined in the sole discretion of the Securities Administrator, and the Securities Administrator shall not be liable to any owner of a Certificate as a result of its exercise of such discretion.  The Master Servicer shall indemnify and hold harmless the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such holding or purchase by the Master Servicer resulting in a Consolidation.

(b)           The Master Servicer covenants and agrees that it shall not transfer its master servicing rights and duties under this Agreement to an insured depository institution, as such term is defined in the Federal Deposit Insurance Act (an “insured depository institution”, and any such insured depository institution in such capacity, a “master servicer transferee”) unless the Master Servicer shall have received a representation from the master servicer transferee that the acquisition of such master servicing rights and duties will not cause the master servicer transferee to be required to Consolidate any assets of the Trust Fund on its financial statements.  Any master servicer transferee shall be deemed to have represented by virtue of its acquisition of such master servicing rights and duties that such acquisition will not cause Consolidation.  Any master servicer transferee whose acquisition of such master servicing rights and duties was effected in violation of the restrictions in this Section 9.03(b) shall indemnify and hold harmless the Master Servicer, the Depositor and the Trust Fund from and against any and all losses, liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition.

Section 9.04                    Compensation to the Master Servicer.

The Master Servicer shall be entitled to be paid from the Trust Fund, and shall either retain or withdraw from the Distribution Account, (i) its Master Servicing Fee with respect to each Distribution Date, (ii) all amounts necessary to reimburse itself for any previously unreimbursed Advances, Servicer Advances and Nonrecoverable Advances in accordance with the definition of “Available Distribution Amount” and (iii) in accordance with the second paragraph of Section 9.01(b), the cost of any enforcement action taken by it under Section 9.01 hereof, including, without limitation, any costs incurred in connection with the termination of a Servicer, the appointment of a successor servicer or the transfer and assumption of the servicing by the Master Servicer.  The Master Servicer shall be required to pay all expenses incurred by it in connection with its activities hereunder and shall not be entitled to reimbursement therefor except as provided in this Agreement.

In addition, the Depositor agrees, except as otherwise expressly provided herein, to reimburse the Master Servicer, upon its request, for all reasonable expenses, disbursements and advances incurred or made by the Master Servicer in connection with the performance of its duties hereunder (including the reasonable compensation and the expenses and disbursements of its agents and counsel), to the extent not otherwise reimbursed pursuant to this Agreement, except any such expense, disbursement or advance as may be attributable to its willful misfeasance, bad faith or negligence.

Section 9.05                    Merger or Consolidation.

Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger, conversion, other change in form or consolidation to which the Master Servicer shall be a party, or any Person succeeding to the business of the Master Servicer, shall be the successor to the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or resulting Person to the Master Servicer or any Affiliate thereof whose primary business is the servicing of conventional residential mortgage loans shall be a Person that shall be qualified and approved to service mortgage loans for Fannie Mae or Freddie Mac and shall have a net worth of not less than $15,000,000.

Section 9.06                    Resignation of Master Servicer.

Except as otherwise provided in Sections 9.05 and 9.07 hereof, the Master Servicer shall not resign from the obligations and duties hereby imposed on it unless the Master Servicer’s duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it and such conflict cannot be cured. Any such determination permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel that shall be Independent to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee shall have assumed, or a successor master servicer shall have been appointed by the Trustee and until such successor shall have assumed, the Master Servicer’s responsibilities and obligations under this Agreement. Notice of such resignation shall be given promptly by the Master Servicer and the Depositor to the Trustee.

If, at any time, the Master Servicer resigns under this Section 9.06, or transfers or assigns its rights and obligations under Section 9.07, or is removed as Master Servicer pursuant to Section 6.14, then at such time Wells Fargo Bank, N.A. also shall resign (and shall be entitled to resign) as Securities Administrator, Paying Agent, Authenticating Agent and Certificate Registrar under this Agreement. In such event, the obligations of each such party shall be assumed by the Trustee or such successor master servicer appointed by the Trustee (subject to the provisions of Section 9.02(a)).

Section 9.07                    Assignment or Delegation of Duties by the Master Servicer.

Except as expressly provided herein, the Master Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Master Servicer hereunder; provided, however, that the Master Servicer shall have the right with the prior written consent of the Trustee and the Depositor (which consent shall not be unreasonably withheld), to delegate or assign to or subcontract with or authorize or appoint any qualified Person to perform and carry out any duties, covenants or obligations to be performed and carried out by the Master Servicer hereunder.  Notice of such permitted assignment shall be given promptly by the Master Servicer to the Depositor and the Trustee.  If, pursuant to any provision hereof, the duties of the Master Servicer are transferred to a successor master servicer, the entire amount of the Master Servicing Fee and other compensation payable to the Master Servicer pursuant hereto shall thereafter be payable to such successor master servicer. Such successor master servicer shall also pay the fees of the Trustee and the Securities Administrator, as provided herein, and of the Custodian, as provided in the Custodial Agreement.

Section 9.08                    Limitation on Liability of the Master Servicer and Others.

Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such person against any liability that would otherwise be imposed by reason of willful misfeasance, bad faith or negligence in its performance of its duties or by reason of reckless disregard for its obligations and duties under this Agreement. The Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to master service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Master Servicer may in its sole discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Master Servicer shall be entitled to be reimbursed therefor out of the Distribution Account.

The Master Servicer shall not be liable for any acts or omissions of any Servicer except to the extent that damages or expenses are incurred as a result of such act or omissions and such damages and expenses would not have been incurred but for the negligence, willful misfeasance, bad faith or recklessness of the Master Servicer in supervising, monitoring and overseeing the obligations of the Servicers under this Agreement.

Section 9.09                    Indemnification; Third-Party Claims.

In addition to any indemnity required pursuant to Section 6.25 hereof, the Master Servicer agrees to indemnify the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee, and hold them harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, liability, fees and expenses that the Depositor, the Securities Administrator or the Trustee may sustain as a result of the Master Servicer’s willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of its reckless disregard for its obligations and duties under this Agreement. The Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) and the Trustee shall immediately notify the Master Servicer if a claim is made by a third party with respect to this Agreement or the Mortgage Loans entitling the Depositor, the Securities Administrator (to the extent that the Master Servicer and the Securities Administrator are not the same Person) or the Trustee to indemnification under this Section 9.09, whereupon the Master Servicer shall assume the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or them in respect of such claim.

Section 9.10                    Master Servicer Fidelity Bond and Master Servicer Errors and Omissions Insurance Policy.

The Master Servicer, at its expense, shall maintain in effect a blanket fidelity bond and an errors and omissions insurance policy, affording coverage with respect to all directors, officers, employees and other Persons acting on such Master Servicer’s behalf, and covering errors and omissions in the performance of the Master Servicer’s obligations hereunder. The errors and omissions insurance policy and the fidelity bond shall be in such form and amount generally acceptable for entities serving as master servicers or trustees.

ARTICLE X

REMIC ADMINISTRATION

Section 10.01                  REMIC Administration.

(a)           REMIC elections as set forth in the Preliminary Statement to this Agreement shall be made by the Trustee at the direction of the Securities Administrator on Forms 1066 or other appropriate federal tax or information return for the taxable year ending on the last day of the calendar year in which the Certificates are issued.  The regular interests and residual interest in each REMIC shall be as designated in the Preliminary Statement to this Agreement.

(b)           The Closing Date is hereby designated as the “Startup Day” of each REMIC within the meaning of section 86OG(a)(9) of the Code.  The “latest possible maturity date” for purposes of Treasury Regulation 1.86OG-1(a)(4) will be the Latest Possible Maturity Date.

(c)           The Securities Administrator shall represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto.  The Securities Administrator shall pay any and all tax-related expenses (not including taxes) of each REMIC, including but not limited to any professional fees or expenses related to audits or any administrative or judicial proceedings with respect to such REMIC that involve the Internal Revenue Service or state tax authorities, but only to the extent that (i) such expenses are ordinary or routine expenses, including expenses of a routine audit but not expenses of litigation (except as described in (ii)); or (ii) such expenses or liabilities (including taxes and penalties) are attributable to the negligence or willful misconduct of the Securities Administrator in fulfilling its duties hereunder (including its duties as tax return preparer).  The Securities Administrator shall be entitled to reimbursement of expenses to the extent provided in clause (i) above from the Distribution Account; provided, however, the Securities Administrator shall not be entitled to reimbursement for expenses incurred in connection with the preparation of tax returns and other reports required under Section 6.20 and this Section.

(d)           The Securities Administrator shall prepare and file, and the Trustee shall sign, as instructed by the Securities Administrator, all of each REMIC’s federal and appropriate state tax and information returns as such REMIC’s direct representative.  The expenses of preparing and filing such returns shall be borne by the Securities Administrator.  In preparing such returns, the Securities Administrator shall, with respect to each REMIC created hereunder other than the Upper-Tier REMIC (each such REMIC, a “Non-Upper-Tier REMIC”):  (i) treat the accrual period for interests in such Non-Upper-Tier REMIC as the calendar month; (ii) account for distributions made from such Non-Upper-Tier REMIC as made on the first day of each succeeding calendar month; (iii) use the aggregation method provided in Treasury Regulation section 1.1275-2(c); and (iv) account for income and expenses related to such Non-Upper-Tier REMIC in the manner resulting in the lowest amount of excess inclusion income possible accruing to the Holder of the residual interest in such Non-Upper-Tier REMIC.

(e)           The Securities Administrator or its designee shall perform on behalf of each REMIC all reporting and other tax compliance duties that are the responsibility of such REMIC under the Code, the REMIC Provisions, or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority.  Among its other duties, if required by the Code, the REMIC Provisions, or other such guidance, the Securities Administrator shall provide (i) to the Treasury or other governmental authority such information as is necessary for the application of any tax relating to the transfer of a Residual Certificate to any disqualified person or organization pursuant to Treasury Regulation 1.860E-2(a)(5) and any person designated in Section 860E(e)(3) of the Code and (ii) to the Trustee such information as is necessary for the Trustee to provide to the Certificateholders such information or reports as are required by the Code or REMIC Provisions.

(f)            The Trustee, the Securities Administrator, the Master Servicer and the Holders of Certificates shall, to the extent within their knowledge and control, take such actions as may be necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status.  None of the Trustee, the Securities Administrator, the Master Servicer or the Holder of any Residual Certificate shall knowingly take any action, cause any REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could result in an Adverse REMIC Event unless the Trustee, the Securities Administrator and the Master Servicer have received an Opinion of Counsel (at the expense of the party seeking to take such action or not to take such action) to the effect that the contemplated action (or inaction, as the case may be) will not cause an Adverse REMIC Event.  In addition, prior to taking any action with respect to any REMIC or the assets therein, or causing any REMIC to take any action, which is not expressly permitted under the terms of this Agreement, any Holder of a Residual Certificate will consult with the Trustee, the Securities Administrator, the Master Servicer or their respective designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC, and no such Person shall take any such action or cause any REMIC to take any such action as to which the Trustee, the Securities Administrator or the Master Servicer has advised it in writing that an Adverse REMIC Event could occur; provided, however, that if no Adverse REMIC Event would occur but such action could result in the imposition of additional taxes on the Residual Certificateholders, no such Person shall take any such action, or cause any REMIC to take any such action without the written consent of the other Residual Certificateholders.  The Trustee, the Securities Administrator and the Master Servicer may consult with counsel (and conclusively rely upon the advice of such counsel) to make such written advice, and the cost of the same shall be borne by the party seeking to take the action not expressly permitted by this Agreement, but in no event shall such cost be an expense of the Trustee, Securities Administrator or the Master Servicer.

(g)           Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on the related REMIC by federal or state governmental authorities.  To the extent that such taxes are not paid by a Residual Certificateholder, the Securities Administrator or the Paying Agent shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of the Residual Certificate in any such REMIC or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to holders of regular interests in any such REMIC, as the case may be.

(h)           The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC on a calendar year and on an accrual basis.

(i)            No additional contributions of assets shall be made to any REMIC, except as expressly provided in this Agreement.

(j)            None of the Trustee, the Securities Administrator nor the Master Servicer shall enter into any arrangement by which any REMIC will receive a fee or other compensation for services.

(k)           The Holder (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) of the Class LT-R Certificate is hereby designated as “tax matters person” with respect to the Lower-Tier REMIC and the Holder of the Class R Certificate (or, if there is more than one such Holder, the Holder with the largest Percentage Interest) is hereby designated as “tax matters person” with respect to the Upper-Tier REMIC and each such Holder shall be deemed by the acceptance of its Certificate to have appointed the Securities Administrator to act as its agent to perform the duties of the “tax matters person” for each such REMIC.

Section 10.02                  Prohibited Transactions and Activities.

None of the Depositor, the Master Servicer or the Trustee shall sell, dispose of, or substitute for any of the Mortgage Loans, except in a disposition pursuant to (i) the foreclosure of a Mortgage Loan, (ii) the bankruptcy of the Trust Fund, (iii) the termination of each REMIC pursuant to Article VII of this Agreement or (iv) a repurchase of Mortgage Loans pursuant to Article II of this Agreement, nor acquire any assets for any REMIC, nor sell or dispose of any investments in the Distribution Account for gain, nor accept any contributions to any REMIC after the Closing Date, unless it has received an Opinion of Counsel (at the expense of the party causing such sale, disposition, or substitution) that such disposition, acquisition, substitution, or acceptance will not (a) result in an Adverse REMIC Event, (b)  adversely affect the distribution of interest or principal on the Certificates or (c) result in the encumbrance of the assets transferred or assigned to the Trust Fund (except pursuant to the provisions of this Agreement).

Section 10.03                  Indemnification With Respect to Prohibited Transactions or Loss of REMIC Status.

Upon the occurrence of an Adverse REMIC Event due to the negligent performance by either the Securities Administrator or the Master Servicer of its duties and obligations set forth herein, the Securities Administrator or the Master Servicer, as applicable, shall indemnify the Certificateholders of the related Residual Certificate against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that neither the Securities Administrator nor the Master Servicer shall be liable for any such Losses attributable to the action or inaction of the Depositor, the Trustee or the Holder of the Residual Certificate, nor for any such Losses resulting from misinformation provided by any of the foregoing parties on which the Securities Administrator or the Master Servicer, as applicable, has relied.  Notwithstanding the foregoing, however, in no event shall the Securities Administrator or the Master Servicer have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement or under any Servicing Agreement, (2) for any Losses other than arising out of malfeasance, willful misconduct or negligent performance by the Securities Administrator or the Master Servicer, as applicable, of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders of the related Residual Certificate (in addition to payment of principal and interest on the Certificates).

Section 10.04                  REO Property.

(a)           Notwithstanding any other provision of this Agreement, the Master Servicer, acting on behalf of the Trustee hereunder, shall not, except to the extent provided in the applicable Servicing Agreement, knowingly permit any Servicer to rent, lease, or otherwise earn income on behalf of any REMIC with respect to any REO Property which might cause an Adverse REMIC Event unless the applicable Servicer has provided to the Trustee and the Securities Administrator an Opinion of Counsel concluding that, under the REMIC Provisions, such action would not result in an Adverse REMIC Event.

(b)           If there is no Controlling Holder under this Agreement, the Depositor shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to make reasonable efforts to sell any REO Property for its fair market value. In any event, however, the Depositor shall, or shall cause the applicable Servicer (to the extent provided in the related Servicing Agreement) to, dispose of any REO Property within three years of its acquisition by the Trust Fund unless the Depositor or the applicable Servicer (on behalf of the Trust Fund) has received an extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the REMIC may hold REO Property for a longer period without causing an Adverse REMIC Event. If such an extension has been received, then the Depositor, acting on behalf of the Trustee hereunder, shall, or shall cause the applicable Servicer to, continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the “Extended Period”). If such an extension has not been received and the Depositor or the applicable Servicer, acting on behalf of the Trust Fund hereunder, is unable to sell the REO Property within 33 months after its acquisition by the Trust Fund, or if such an extension has been received and the Depositor or the applicable Servicer is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Depositor shall cause the applicable Servicer, before the end of the three year period or the Extended Period, as applicable, to (i) purchase such REO Property at a price equal to the REO Property’s fair market value or (ii) auction the REO Property to the highest bidder (which may be the applicable Servicer) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be.

ARTICLE XI

MISCELLANEOUS PROVISIONS

Section 11.01                  Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 11.02                  Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 11.03                  Amendment.

(a)           This Agreement may be amended from time to time by written agreement between the Depositor, the Master Servicer, the Securities Administrator and the Trustee, without notice to or the consent of any of the Holders, (i) to cure any ambiguity or mistake, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund or this Agreement in the Prospectus, or to correct or supplement any provision herein which may be inconsistent with any other provisions herein or with the provisions of any Servicing Agreement, (iii) to make any other provisions with respect to matters or questions arising under this Agreement, (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions or (v) if necessary in order to avoid a violation of any applicable law or regulation.  No such amendment effected pursuant to the preceding sentence shall, as evidenced by an Opinion of Counsel, result in an Adverse REMIC Event, nor shall such amendment effected pursuant to clause (iii) of such sentence adversely affect in any material respect the interests of any Holder.  Prior to entering into any amendment without the consent of Holders pursuant to this paragraph, the Trustee shall be provided with an Opinion of Counsel (at the expense of the party requesting such amendment) to the effect that such amendment is permitted under this Agreement and, with respect to an amendment effected pursuant to clause (v) above, to the effect that such amendment is necessary in order to avoid a violation of such applicable law.

(b)           This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Securities Administrator and the Trustee, with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

(c)           Promptly after the execution of any such amendment, the Trustee shall furnish written notification of the substance of such amendment to each Holder, the Depositor and the Rating Agency through the Rule 17g-5 Information Provider.  The Securities Administrator and the Certificate Registrar shall cooperate with the Trustee in connection with the Trustee's obligations under this Section 11.03.

(d)           It shall not be necessary for the consent of Holders under this Section 10.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Holders shall be subject to such reasonable regulations as the Trustee may prescribe.

(e)           Notwithstanding anything to the contrary in any Servicing Agreement, the Trustee shall not consent to any amendment of any Servicing Agreement except pursuant to the standards provided in this Section with respect to amendment of this Agreement.  In addition, none of the Trustee, the Master Servicer, the Securities Administrator or the Depositor shall consent to any amendment to any Servicing Agreement unless prior written notice of the substance of such amendment has been delivered to the Rating Agency through the Rule 17g-5 Information Provider.

(f)            Prior to the execution of any amendment to this Agreement, each of the Trustee and the Securities Administrator shall be entitled to receive and conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee and the Securities Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Securities Administrator’s own rights, duties or immunities under this Agreement.

Section 11.04                  Voting Rights.

Except to the extent that the consent of all affected Certificateholders is required pursuant to this Agreement, with respect to any provision of this Agreement requiring the consent of Certificateholders representing specified percentages of aggregate outstanding Certificate Principal Amount or Class Notional Amount (or Percentage Interest), Certificates owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof are not to be counted so long as such Certificates are owned by the Depositor, the Master Servicer, the Securities Administrator, the Trustee, any Servicer or any Affiliate thereof.

Section 11.05                  Provision of Information.

(a)           For so long as any of the Certificates of any Class are “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act, each of the Depositor, the Master Servicer, the Securities Administrator and the Trustee agree to cooperate with each other to provide to any Certificateholders and to any prospective purchaser of Certificates designated by such holder, upon the request of such holder or prospective purchaser, any information required to be provided to such holder or prospective purchaser to satisfy the condition set forth in Rule 144A(d)(4) under the Securities Act.  Any reasonable, out-of-pocket expenses incurred by the Trustee, the Master Servicer or the Securities Administrator in providing such information shall be reimbursed by the Depositor.

(b)           The Securities Administrator shall provide to any person to whom a Prospectus was delivered, upon the written request of such person specifying the document or documents requested, (i) a copy (excluding exhibits) of any report on Form 8-K, Form 10-D or Form 10-K (or other prescribed form) filed with the Securities and Exchange Commission pursuant to Section 6.21 and (ii) a copy of any other document incorporated by reference in the Prospectus.  Any reasonable out-of-pocket expenses incurred by the Securities Administrator in providing copies of such documents shall be reimbursed by the Depositor.

(c)           On each Distribution Date, the Securities Administrator shall deliver or cause to be delivered by first class mail or make available on its website to the Depositor, Attention:  Contract Finance, a copy of the report delivered to Certificateholders pursuant to Section 4.02.

Section 11.06                  Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.07                  Notices.

(a)           All demands, notices and communications required to be delivered to the Depositor, the Seller, the Trustee, the Master Servicer, the Securities Administrator or the Certificate Registrar hereunder shall be in writing and shall be deemed to have been duly given if (i) personally delivered, (ii) mailed by registered mail, postage prepaid, (iii) delivered by overnight courier, or (iv) transmitted via email, telegraph or facsimile, in each instance at the address listed below, or such other address as may hereafter be furnished by any party to the other parties in writing:

For posting by the Rule 17g-5 Information Provider:

rmbs17g5informationprovider@wellsfargo.com

In the case of the Depositor:

Sequoia Residential Funding, Inc.
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention:  Sequoia Mortgage Trust 2011-2

In the case of the Seller:

Redwood Residential Acquisition Corporation
One Belvedere Place, Suite 330
Mill Valley, CA 94941
Facsimile number (415) 381-1773
Electronic mail address: Sequoia.Notices@redwoodtrust.com
Attention:  Sequoia Mortgage Trust 2011-2

In the case of the Master Servicer and the Securities Administrator:

Wells Fargo Bank, N.A.
P.O. Box 98
Columbia, Maryland  21046

(or, for overnight deliveries:
9062 Old Annapolis Road
Columbia, Maryland 21045)

Telephone number:  (410) 884-2000
Facsimile number: (410) 715-2380
Electronic mail address:  g=cts-spg-team-a-5@wellsfargo.com
Attention:  Client Manager — Sequoia Mortgage Trust 2011-2

In the case of the Certificate Registrar:

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479
Facsimile number: 1-866-614-1273
Electronic mail address: g=cts-spg-team-a-5@wellsfargo.com
Attention: Corporate Trust Services — Sequoia Mortgage Trust 2011-2

In the case of the Trustee:

U.S. Bank National Association
Structured Finance
60 Livingston Avenue
EP-MN-WS3D
St. Paul, Minnesota, 55107
Attention: Sequoia Mortgage Loan Trust 2011-2

Any such demand, notice or communication shall be deemed to have been received on the date delivered to the premises of the addressee and (A) if delivered by registered mail, overnight courier, or facsimile, as evidenced by the date noted on a return or confirmation of receipt and (B) if delivered by electronic mail, when sent to the address specified above, provided no error or rejection message has been received by the sender.

(b)           Notices to any Certificateholder shall be deemed to be duly given by any party hereto (i) in the case of any holder of a Definitive Certificate, on the date mailed, first class postage prepaid, to the address of such holder as included on the certificate register, or (ii) in the case of any book-entry certificate, on the date when such notice or communication is delivered to the Clearing Agency, it being understood that the Clearing Agency shall give such notices and communications to the related underlying participants in accordance with its applicable rules, regulations and procedures.

All notices or communications to Certificateholders shall also be posted and made available to all Certificateholders, whether definitive or book-entry, as well as the Depositor, the Master Servicer, the Securities Administrator and the Trustee, by the Securities Administrator on the Securities Administrator website located at www.ctslink.com.  Unless otherwise expressly provided for herein, all notices and communications required to be delivered hereunder shall be delivered to such parties and Certificateholders and posted by the Securities Administrator on the Securities Administrator 's website, in each instance, as soon as reasonably practicable.

Section 11.08                  Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 11.09                  Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 11.10                  Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 11.11                  Benefits of Agreement.

Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates, any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

Section 11.12                  Special Notices to the Rating Agency.

(a)           The Depositor shall give prompt notice to the Rating Agency through the Rule 17g-5 Information of the occurrence of any of the following events of which it has notice:

(i)            any amendment to this Agreement pursuant to Section 11.03, including prior advance written notice of any amendment to this Agreement pursuant to Section 11.03(a);

(ii)           any assignment by the Master Servicer of its rights hereunder or delegation of its duties hereunder;

(iii)          the occurrence of any Event of Default and any waiver of any Event of Default pursuant to Section 6.14;

(iv)          any notice of termination given to the Master Servicer pursuant to Section 6.14 and any resignation of the Master Servicer hereunder;

(v)           the termination of any successor to any Master Servicer pursuant to Section 6.14;

(vi)          the making of a final payment pursuant to Section 7.01; and

(vii)         any termination of the rights and obligations of a Servicer under any Servicing Agreement and any transfer of servicing under any Servicing Agreement.

(b)           All notices to the Rating Agency provided for in this Section shall be in writing and sent first to the Rule 17g-5 Information Provider and then by first class mail, telecopy, electronic mail or overnight courier, as follows:

Fitch, Inc.
One State Street Plaza, 30th Floor
New York, NY  10004
Attn: SEMT 2011-2

(c)           The Securities Administrator shall provide or make available to the Rating Agency through the Rule 17g-5 Information Provider reports prepared pursuant to Section 4.02 and the reports filed on Form 10-K pursuant to Section 6.21(b)(i)(1) through (4).  In addition, the Securities Administrator shall, at the expense of the Trust Fund, make available to the Rating Agency through the Rule 17g-5 Information Provider such information as the Rating Agency may reasonably request regarding the Certificates or the Trust Fund, to the extent that such information is reasonably available to the Securities Administrator; provided, the Securities Administrator shall not be required to post to the Rule 17g-5 Website any information previously posted to and available on the Securities Administrator’s website.

Section 11.13                  Conflicts.

To the extent that the terms of this Agreement conflict with the terms of any Servicing Agreement, the related Servicing Agreement shall govern.

Section 11.14                  Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

Section 11.15                  No Petitions.

The Trustee and the Master Servicer, by entering into this Agreement, and each Certificateholder, by accepting a Certificate, hereby covenant and agree that they shall not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Certificates, this Agreement or any of the documents entered into by the Depositor in connection with the transactions contemplated by this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

SEQUOIA RESIDENTIAL FUNDING, INC.,
as Depositor

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Title: Authorized Officer

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Tamara Schultz-Fugh
Name: Tamara Schultz-Fugh
Title: Vice President

WELLS FARGO BANK, N.A.,
as Master Servicer

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Vice President

WELLS FARGO BANK, N.A.,
as Securities Administrator and Rule 17g-5 Information Provider

By:	/s/ Graham M. Oglesby
Name: Graham M. Oglesby
Title: Vice President

Solely for purposes of Section 2.04 and Section 2.06(b)
accepted and agreed to by:

REDWOOD RESIDENTIAL ACQUISITION CORPORATION,
as Seller

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Authorized Signatory

Solely for purposes of Section 2.07
accepted and agreed to by:

SEQUOIA MORTGAGE FUNDING CORPORATION,
as Controlling Holder

By:	/s/ John Isbrandtsen
Name: John Isbrandtsen
Authorized Signatory

EXHIBIT A

FORMS OF CERTIFICATES

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY

THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class A-1 Certificates: $347,460,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: September 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $347,460,000 Cut-off Date: September 1, 2011 CUSIP: 81744Q AA1

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class A-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of the Class of A-IO Certificates or any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-2 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the A-1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class A-IO Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

___________________________________________________________________________________________________________

for the account of ___________________________________  account number ___________________________ or, if mailed by check,

to  ____________________________________

___________________________________________________________________________________________________________

Applicable reports and statements should be mailed to  _________________________________________________________________

___________________________________________________________________________________________________________

This information is provided by  ___________________________________________________________________________

the assignee named above, or ___________________________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS IS AN INTEREST-ONLY CERTIFICATE THAT IS NOT ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.  THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE REDUCED AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE NOTIONAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR

ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”), (B) IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

IF THIS CERTIFICATE (OR ANY INTEREST THEREIN) IS ACQUIRED OR HELD BY ANY PERSON THAT DOES NOT SATISFY THE CONDITIONS DESCRIBED IN THE PRECEDING PARAGRAPH, THEN THE LAST PRECEDING TRANSFEREE THAT EITHER (I) IS NOT A PLAN INVESTOR, (II) ACQUIRED SUCH CERTIFICATE IN COMPLIANCE WITH THE UNDERWRITER EXEMPTION, OR (III) IS A COMPLYING INSURANCE COMPANY SHALL BE RESTORED, TO THE EXTENT PERMITTED BY LAW, TO ALL RIGHTS AND OBLIGATIONS AS CERTIFICATE OWNER THEREOF RETROACTIVE TO THE DATE OF SUCH TRANSFER OF THIS CERTIFICATE. THE TRUSTEE SHALL BE UNDER NO LIABILITY TO ANY PERSON FOR MAKING ANY PAYMENTS DUE ON THIS CERTIFICATE TO SUCH PRECEDING TRANSFEREE.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS A-IO

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Notional	Initial Certificate
Amount of the Class A-IO	Notional Amount of this
Certificates: $347,460,000	Certificates: $347,460,000

Certificate Interest Rate: Adjustable	Cut-off Date: September 1, 2011

Final Scheduled Distribution
Date: September 2041

NUMBER 1	CUSIP: 81744Q AE3

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Notional Amount of this Certificate by the initial Class Notional Amount of all Class A-IO Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-2 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the A-1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class A-IO Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

___________________________________________________________________________________________________________

for the account of ___________________________________  account number ___________________________ or, if mailed by check,

to  ____________________________________

___________________________________________________________________________________________________________

Applicable reports and statements should be mailed to  _________________________________________________________________

___________________________________________________________________________________________________________

This information is provided by  ___________________________________________________________________________

the assignee named above, or ___________________________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE HOLDER AND ANY TRANSFEREE OF THIS CERTIFICATE WILL BE DEEMED TO HAVE REPRESENTED BY VIRTUE OF ITS PURCHASE OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) THAT EITHER (A) SUCH HOLDER OR TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE OR A PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”). (B)
IT HAS ACQUIRED AND IS HOLDING THIS CERTIFICATE IN RELIANCE ON U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION EXEMPTION (“PTE”) 89-90, AS AMENDED, (THE “UNDERWRITER EXEMPTION”), AND THAT IT UNDERSTANDS THAT THERE ARE CERTAIN CONDITIONS TO THE AVAILABILITY OF THE UNDERWRITER EXEMPTION INCLUDING THAT THIS CERTIFICATE MUST BE RATED, AT THE TIME OF PURCHASE, NOT LOWER THAN “BBB-” (OR ITS EQUIVALENT) BY STANDARD & POOR’S, FITCH, MOODY’S, DBRS LIMITED OR DBRS, INC. OR (C) (I) THE TRANSFEREE IS AN INSURANCE COMPANY, (II) THE SOURCE OF FUNDS USED TO PURCHASE OR HOLD THIS CERTIFICATE IS AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS DEFINED IN U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 95-60), AND (III) THE  CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED (EACH ENTITY THAT SATISFIES THIS CLAUSE (C), A “COMPLYING INSURANCE COMPANY”).

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-l

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-1 Certificates: $10,319,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: September 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $10,319,000 Cut-off Date: September 1, 2011 CUSIP: 81744Q AB9

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-1 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-2 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the A-1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class A-IO Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

___________________________________________________________________________________________________________

for the account of ___________________________________  account number ___________________________ or, if mailed by check,

to  ____________________________________

___________________________________________________________________________________________________________

Applicable reports and statements should be mailed to  _________________________________________________________________

___________________________________________________________________________________________________________

This information is provided by  ___________________________________________________________________________

the assignee named above, or ___________________________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT,

WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-2

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-2 Certificates: $4,878,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: September 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $4,878,000 Cut-off Date: September 1, 2011 CUSIP: 81744Q AC7

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-2 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request, made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in the request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-2 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the A-1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class A-IO Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

___________________________________________________________________________________________________________

for the account of ___________________________________  account number ___________________________ or, if mailed by check,

to  ____________________________________

___________________________________________________________________________________________________________

Applicable reports and statements should be mailed to  _________________________________________________________________

___________________________________________________________________________________________________________

This information is provided by  ___________________________________________________________________________

the assignee named above, or ___________________________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT,

WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-3

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-3 Certificates: $5,440,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: September 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $5,440,000 Cut-off Date: September 1, 2011 CUSIP: 81744Q AD5

THIS CERTIFIES THAT CEDE & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-3 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-2 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the A-1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class A-IO Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

___________________________________________________________________________________________________________

for the account of ___________________________________  account number ___________________________ or, if mailed by check,

to  ____________________________________

___________________________________________________________________________________________________________

Applicable reports and statements should be mailed to  _________________________________________________________________

___________________________________________________________________________________________________________

This information is provided by  ___________________________________________________________________________

the assignee named above, or ___________________________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A

NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-4

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-4 Certificates: $3,002,000 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: September 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $3,002,000 Cut-off Date: September 1, 2011 CUSIP: 81744Q AF0

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-4 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-2 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the A-1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class A-IO Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

___________________________________________________________________________________________________________

for the account of ___________________________________  account number ___________________________ or, if mailed by check,

to  ____________________________________

___________________________________________________________________________________________________________

Applicable reports and statements should be mailed to  _________________________________________________________________

___________________________________________________________________________________________________________

This information is provided by  ___________________________________________________________________________

the assignee named above, or ___________________________________________________ as its agent.

THIS CERTIFICATE IS A REMIC REGULAR INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

DISTRIBUTIONS IN REDUCTION OF THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY BE MADE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE CERTIFICATE PRINCIPAL AMOUNT OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS CERTIFICATE IS SUBORDINATE IN RIGHT OF PAYMENT AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A

NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS B-5

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Initial Class Principal Amount of the Class B-5 Certificates: $4,128,254 Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: September 2041 NUMBER 1	Initial Certificate Principal Amount of this Certificates: $4,128,254 Cut-off Date: September 1, 2011 CUSIP: 81744Q AG8

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Amount of this Certificate by the initial Class Principal Amount of all Class B-5 Certificates, both as specified above) in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-2 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the A-1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class A-IO Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

___________________________________________________________________________________________________________

for the account of ___________________________________  account number ___________________________ or, if mailed by check,

to  ____________________________________

___________________________________________________________________________________________________________

Applicable reports and statements should be mailed to  _________________________________________________________________

___________________________________________________________________________________________________________

This information is provided by  ___________________________________________________________________________

the assignee named above, or ___________________________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED

ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND

HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this Certificate: 100% Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: September 2041 NUMBER 1	Cut-off Date: September 1, 2011 CUSIP: 81744Q AH6

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-2 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the A-1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class A-IO Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

___________________________________________________________________________________________________________

for the account of ___________________________________  account number ___________________________ or, if mailed by check,

to  ____________________________________

___________________________________________________________________________________________________________

Applicable reports and statements should be mailed to  _________________________________________________________________

___________________________________________________________________________________________________________

This information is provided by  ___________________________________________________________________________

the assignee named above, or ___________________________________________________ as its agent.

THIS CERTIFICATE IS A REMIC RESIDUAL INTEREST CERTIFICATE. THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE DEPOSITOR, THE TRUSTEE, THE SECURITIES ADMINISTRATOR, THE MASTER SERVICER OR ANY AFFILIATE OF ANY OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE 1933 ACT, (B) TO PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE 1933 ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPH (A)(1), (2), (3) OR (7) OF RULE 501 UNDER THE 1933 ACT THAT IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL "ACCREDITED INVESTOR," FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION VIOLATION OF THE 1933 ACT, SUBJECT TO THE CERTIFICATE REGISTRAR'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF A CERTIFICATE OF TRANSFER IN THE FORM APPEARING IN THE POOLING AND SERVICING AGREEMENT.

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUSTEE THAT (1) SUCH TRANSFEREE IS NOT EITHER (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE, (D) AN ELECTING LARGE-PARTNERSHIP WITHIN THE MEANING OF SECTION 775 OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), (C) OR (D) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (E) AN AGENT OF A DISQUALIFIED

ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE AND ITS STATUS AS A NON-US PERSON (IF APPLICABLE). NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CLASS LT-R CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THE CLASS LT-R CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER PLAN OR ARRANGEMENT SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE CODE, OR ANY PERSON (INCLUDING AN INSURANCE COMPANY INVESTING ITS GENERAL ACCOUNT, AN INVESTMENT MANAGER, A NAMED FIDUCIARY OR A TRUSTEE OF ANY SUCH PLAN) WHO IS USING “PLAN ASSETS” OF ANY SUCH PLAN TO EFFECT SUCH ACQUISITION (EACH OF THE FOREGOING, A “PLAN INVESTOR”) UNLESS THE CERTIFICATE REGISTRAR IS PROVIDED WITH EITHER (I) A CERTIFICATION PURSUANT TO SECTION 3.03(d)(i) OF THE AGREEMENT OR (II) AN OPINION OF COUNSEL ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE CERTIFICATE REGISTRAR TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN ANY NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), AND WILL NOT SUBJECT THE CERTIFICATE REGISTRAR, THE TRUSTEE  OR THE DEPOSITOR  TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT, WHICH OPINION OF COUNSEL SHALL NOT BE AN EXPENSE OF THE TRUST FUND, THE CERTIFICATE REGISTRAR, THE TRUSTEE OR THE DEPOSITOR.  EACH INVESTOR IN THIS CERTIFICATE WILL BE DEEMED TO REPRESENT THAT IT IS IN COMPLIANCE WITH THE FOREGOING AND WILL BE FURTHER DEEMED TO REPRESENT, WARRANT AND COVENANT THAT IT WILL NOT SELL, PLEDGE OR OTHERWISE TRANSFER SUCH ERISA-RESTRICTED CERTIFICATE IN VIOLATION OF THE FOREGOING.

ANY PURPORTED CERTIFICATE OWNER WHOSE ACQUISITION OR HOLDING OF THIS CERTIFICATE (OR INTEREST THEREIN) WAS EFFECTED IN VIOLATION OF THE RESTRICTIONS IN SECTION 3.03 OF THE AGREEMENT SHALL INDEMNIFY AND

HOLD HARMLESS THE CERTIFICATE REGISTRAR, THE DEPOSITOR, THE TRUSTEE AND THE TRUST FUND FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, COSTS OR EXPENSES INCURRED BY SUCH PARTIES AS A RESULT OF SUCH ACQUISITION OR HOLDING.

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATES, CLASS LT-R

Evidencing a beneficial interest in a pool of residential mortgage loans and any other assets established by

SEQUOIA RESIDENTIAL FUNDING, INC.

Percentage Interest of this Certificate: 100% Certificate Interest Rate: Adjustable Final Scheduled Distribution Date: September 2041 NUMBER 1	Cut-off Date: September 1, 2011 CUSIP: 81744Q AJ2

THIS CERTIFIES THAT NIMER & CO. is the registered owner of the Percentage Interest evidenced by this Certificate in a Trust Fund, the assets of which consist of the Mortgage Loans and all interest and principal received thereon after the Cut-off Date (other than Scheduled Payments due on or prior to the Cut-off Date), the rights of the Seller and the Depositor assigned to the Trustee under each Purchase Agreement, each Servicing Agreement, the Mortgage Loan Purchase and Sale Agreement, the Insurance Policies relating to the Mortgage Loans, all cash, instruments or property held or required to be held in the Custodial Accounts and the Distribution Account and property that secured a Mortgage Loan; and certain other assets, if any, as described in the Pooling and Servicing Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Certificate will be made on the 25th day of each month or, if such day is not a Business Day, then on the succeeding Business Day, commencing in October 2011 (each, a “Distribution Date”), to the Person in whose name this Certificate is registered at the close of business on the last Business Day preceding such Distribution Date (the “Record Date”), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount, if any, required to be distributed to all Certificates of the Class represented by this Certificate. All sums distributable on this Certificate are payable in the coin or currency of the United States of America which at the time of payment is legal tender for the payment of public and private debts.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Authenticating Agent, whose name appears below by manual signature, this Certificate shall not be entitled to any benefit under the Pooling and Servicing Agreement or be valid for any purpose.

IN WITNESS WHEREOF, U.S. Bank National Association, as Trustee, has caused this Certificate to be duly executed.

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
AUTHORIZED SIGNATORY

Dated:

CERTIFICATE AUTHENTICATION

This is one of the Certificates referred to in the within-mentioned Pooling and Servicing Agreement.

WELLS FARGO BANK, N.A.,
as Authenticating Agent

By:
AUTHORIZED SIGNATORY

Dated:

SEQUOIA MORTGAGE TRUST 2011-2
MORTGAGE PASS-THROUGH CERTIFICATE

This Certificate is one of a duly authorized issue of certificates designated as Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates (the “Certificates”), representing all or part of a beneficial ownership interest in a Trust Fund established pursuant to a Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), among Sequoia Residential Funding, Inc., as depositor (the “Depositor”), Wells Fargo Bank, N.A., as master servicer (in such capacity, the “Master Servicer”) and as securities administrator (in such capacity, the “Securities Administrator”) and U.S. Bank National Association, as trustee (the “Trustee”), to which terms, provisions and conditions thereof the Holder of this Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound. Except as otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement. The Certificates consist of the following Classes: Class A-1, Class R, Class LT-R, Class A-IO, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5.

On each Distribution Date, the Paying Agent, on behalf of the Trustee, will make distributions from the Distribution Account to the Holders of Certificates according to the terms of the Pooling and Servicing Agreement.  All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated among the outstanding Certificates of such Class based on the Certificate Principal Amount (or Notional Amount) of each such Certificate.

Distributions on this Certificate will be made by check mailed to the Holder of record of this Certificate on the immediately preceding Record Date at the address of such Holder as its appears on the Certificate Register or, upon written request made to the Securities Administrator at least five Business Days prior to the related Record Date, by any Certificateholder owning an aggregate initial Certificate Principal Amount of at least $1,000,000 or, in the case of a Class of Interest-Only Certificates and any Residual Certificate, a Percentage Interest of 100%, by wire transfer in immediately available funds to an account specified in such request and at the expense of such Certificateholder requesting such wire transfer by deducting a wire transfer fee from the related distribution; provided, however, that the final distribution in respect of any Certificate shall be made only upon presentation and surrender of such Certificate at the Corporate Trust Office (as defined below); provided, further, that the foregoing provisions shall not apply to any Certificate as long as such Certificate remains a Book-Entry Certificate, in which case all payments made shall be made through the Clearing Agency and its Clearing Agency Participants.  Notwithstanding such final payment of principal of any of the Certificates, each Residual Certificate will remain outstanding until the termination of the related REMIC or REMICs and the payment in full of all other amounts due with respects to the Residual Certificates and at such time such final payment in retirement of any Residual Certificate will be made only upon presentation and surrender of such Certificate at the Corporate Trust Office.

The Corporate Trust Office with respect to the presentment and surrender of Certificates for the final distribution thereon is the corporate trust office of the Certificate Registrar at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services -- Sequoia Mortgage Trust 2011-2 or at such other address as the Securities Administrator may designate from time to time.

The Pooling and Servicing Agreement may be amended by the Trustee, the Master Servicer, the Securities Administrator, and the Depositor with the consent of the Holders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Pooling and Servicing Agreement or of modifying in any manner the rights of the Holders; provided, however, that no such amendment shall be made unless the Trustee and the Securities Administrator receive an Opinion of Counsel, at the expense of the party requesting the change, that such change will not cause an Adverse REMIC Event; and provided further, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate, without the consent of the Holder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Holder” or “Holders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.  Any consent by the Holder of this Certificate will be conclusive and binding upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not consent is made with respect to such Certificate.  The Pooling and Servicing Agreement also permits the amendment thereof in certain limited circumstances without the consent of the Holders.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register upon surrender of this Certificate for registration of transfer at the Corporate Trust Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same initial Certificate Principal Amount (or Notional Amount) will be issued to the designated transferee or transferees.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for new Certificates of the same Class evidencing the same aggregate initial Certificate Principal Amount (or Notional Amount) as requested by the Holder surrendering the same.  No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of Certificates.

The Class A-1, Class B-1, Class B-2, Class B-3, Class B-4, and Class B-5 Certificates are issuable only in registered form in minimum denominations of $100,000 in initial Certificate Principal Amount and in integral multiples of $1 in excess thereof and, in the case of the A-1, Class B-1, Class B-2 and Class B-3 Certificates, will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities and, in the case of the Class B-4 and Class B-5 Certificates, will be maintained in physical form.  The Class A-IO Certificates are issuable only in registered form in minimum denominations of $1,000,000 in initial Certificate Notional Amount and in integral multiples of $1 in excess thereof and will be registered in the name of the nominee of the Clearing Agency, which shall maintain such Certificates through its book-entry facilities.  The Class R, and Class LT-R Certificates will each be issued as a single Certificate representing the entire Percentage Interest in that Class and will be maintained in physical form. The Certificates shall remain outstanding until the final Distribution Date for the Certificates.

On any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 20% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date, subject to satisfaction of the conditions described in the Pooling and Servicing Agreement, the Holder of the Class LT-R Certificate may purchase all of the Mortgage Loans from the Trust Fund, thereby causing an early retirement of the Certificates.  If this right is not exercised by the Holder of the Class LT-R Certificate, the Master Servicer will have the option to purchase all of the Mortgage Loans from the Trust Fund on any date on which the Aggregate Stated Principal Balance of the Mortgage Loans has declined to less than 5% of the initial Aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

In no event will the trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Pooling and Servicing Agreement of a certain person named in the Pooling and Servicing Agreement.

The Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar and any agent of any of them may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Certificate Registrar or any such agent shall be affected by any notice to the contrary.

As provided in the Pooling and Servicing Agreement, this Certificate and the Pooling and Servicing Agreement shall be construed in accordance with and governed by the laws of the State of New York without regard to the conflict of laws principles applied in the State of New York.  In the event of any conflict between the provisions of this Certificate and the Pooling and Servicing Agreement, the Pooling and Servicing Agreement shall be controlling.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Certificate of the same Class of like principal to the above-named assignee and deliver such Certificate to the following address:

Dated:
Signature by or on behalf of Assignor

Authorized Officer	Signature Guaranteed

Name of Institution
NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Certificate without alteration or any change whatsoever.  The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program.  Notarized or witnessed signatures are not acceptable as guaranteed signatures.

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for the information of the Certificate Registrar.  Distributions shall be made by wire transfer in immediately available funds to

___________________________________________________________________________________________________________

for the account of ___________________________________  account number ___________________________ or, if mailed by check,

to  ____________________________________

___________________________________________________________________________________________________________

Applicable reports and statements should be mailed to  _________________________________________________________________

___________________________________________________________________________________________________________

This information is provided by  ___________________________________________________________________________

the assignee named above, or ___________________________________________________ as its agent.

EXHIBIT B

FORM OF RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEREE)

STATE OF	)
) ss.:
COUNTY OF	)

[NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

1.
That he [she] is [title of officer] ________________________ of [name of Purchaser] _________________________________________ (the “Purchaser”), a _______________________ [description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

2.	That the Purchaser’s Taxpayer Identification Number is [ ].

3.
That the Purchaser is not a “disqualified organization” within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”) and will not be a “disqualified organization” as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined in the Agreement) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), any “electing large partnership” within the meaning of Section 775 of the Code, or any organization (other than a farmers’ cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511.

4.
That the Purchaser either (x) is not, and on __________________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Code (“Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan to acquire a Residual Certificate; or (y) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee and the Depositor shall be entitled to rely, to the effect that the purchase or holding of such Residual Certificate by the Investor will not result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar, the Trustee or the Depositor to any obligation in addition to those undertaken by such entities in the Agreement, which opinion of counsel shall not be an expense of the Trust Fund or any of the above parties.

B-1

5.
That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement, dated as of  September 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee with respect to Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Certificate Registrar has received a certificate from such transferee containing the representations in paragraphs 3 and 4 hereof.

6.
That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a “Book-Entry Nominee”).

7.	That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

8.
That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Certificate Registrar a written statement substantially in the form of Exhibit C to the Agreement.

9.
That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that the Purchaser has and expects to have sufficient net worth and/or liquidity to pay in full any tax liabilities attributable to ownership of a Residual Certificate and intends to pay taxes associated with holding such Residual Certificate as they become due.

10.
That the Purchaser (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Certificate Registrar with an effective Internal Revenue Service Form W-8ECI (Certificate of Foreign Person’s Claim for Exemption From Withholding on Income Effectively Connected With the Conduct of a Trade or Business in the United States) or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to the transferor, the Depositor and the Certificate Registrar an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.  “Non-U.S. Person” means an individual, corporation, partnership or other person other than (i) a citizen or resident of the United States; (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof, including for this purpose, the District of Columbia; (iii) an estate that is subject to U.S. federal income tax regardless of the source of its income; (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States trustees have authority to control all substantial decisions of the trust; and, (v) to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996 that are treated as United States persons prior to such date and elect to continue to be treated as United States persons.

11.	The Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base of the Purchaser or another U.S. taxpayer.

B-2

12.
That the Purchaser agrees to such amendments of the Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a “disqualified organization,” an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

13.	That the Purchaser consents to the designation of the Securities Administrator to act as agent for the “tax matters person” of each REMIC created by the Trust Fund pursuant to the Agreement.

B-3

IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________ 20__.

[name of Purchaser]

By:
Name:
Title:

Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

Subscribed and sworn before me this _____ day of __________ 20__.

NOTARY PUBLIC

______________________________

COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________ 20__.

B-4

EXHIBIT C

RESIDUAL CERTIFICATE TRANSFER AFFIDAVIT (TRANSFEROR)

____________________________
Date

Re:          Sequoia Mortgage Trust 2011-2
Mortgage Pass-Through Certificates

_______________________ (the “Transferor”) has reviewed the attached affidavit of _____________________________ (the “Transferee”), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.

Very truly yours,

Name:
Title:

C-1

EXHIBIT D

FORM OF CUSTODIAL AGREEMENT

(Refer to Exhibit 10.11)

D-1

EXHIBIT E-1

FORM OF RULE 144A TRANSFER CERTIFICATE

Re:	Sequoia Mortgage Trust 2011-2
Mortgage Pass-Through Certificates

Reference is hereby made to the Pooling and Servicing Agreement, dated as of  September 1, 2011 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

This letter relates to $__________ initial Certificate Principal Amount or Class Notional Amount, as applicable, of Class _____ Certificates which are held in the form of Definitive Certificates registered in the name of  ______________ (the “Transferor”). The Transferor has requested a transfer of such Definitive Certificates for Definitive Certificates of such Class registered in the name of [insert name of transferee].

In connection with such request, and in respect of such Certificates, the Transferor hereby certifies that such Certificates are being transferred in accordance with (i) the transfer restrictions set forth in the Pooling and Servicing Agreement and the Certificates and (ii) Rule 144A under the Securities Act to a purchaser that the Transferor reasonably believes is a “qualified institutional buyer” within the meaning of Rule 144A purchasing for its own account or for the account of a “qualified institutional buyer,” which purchaser is aware that the sale to it is being made in reliance upon Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction.

This certificate and the statements contained herein are made for your benefit and the benefit of the Underwriters, the Depositor and the Certificate Registrar.

[Name of Transferor]

By:
Name:
Title:

Dated: ___________, ____

E-1-1

EXHIBIT E-2

FORM OF PURCHASER’S LETTER FOR
QUALIFIED INSTITUTIONAL BUYER

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates, Class [___] (the “Restricted Certificates”), we confirm that:

(1)
We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, in the case of (B) or (D) above, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)
We understand that, in connection with any proposed resale of any Restricted Certificates to QIB, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)
We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)
We are a QIB and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is a QIB) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

(6)
If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

E-2-1

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

E-2-2

EXHIBIT F

FORM OF PURCHASER’S LETTER FOR
INSTITUTIONAL ACCREDITED INVESTOR

Date

Ladies and Gentlemen:

In connection with our proposed purchase of $______________ Class Principal Amount or Class Notional Amount, as applicable, of Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates, Class [___], (the “Restricted Certificates”), we confirm that:

(1)
We understand that the Restricted Certificates have not been, and will not be, registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Restricted Certificates we will do so only (A) to the Depositor, (B) to “qualified institutional buyers” (within the meaning of Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act (“QIBs”), (C) pursuant to the exemption from registration provided by Rule 144 under the Securities Act, or (D) to an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act that is not a QIB (an “Institutional Accredited Investor”) which, prior to such transfer, delivers to the Certificate Registrar under the Pooling and Servicing Agreement, dated as of  September 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and U.S. Bank National Association as Trustee, a signed letter in the form of this letter; and we further agree, in the capacities stated above, to provide to any person purchasing any of the Restricted Certificates from us a notice advising such purchaser that resales of the Restricted Certificates are restricted as stated herein.

(2)
We understand that, in connection with any proposed resale of any Restricted Certificates to an Institutional Accredited Investor, we will be required to furnish to the Certificate Registrar a certification from such transferee in the form hereof to confirm that the proposed sale is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act. We further understand that the Restricted Certificates purchased by us will bear a legend to the foregoing effect.

(3)
We are acquiring the Restricted Certificates for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Restricted Certificates, and we and any account for which we are acting are each able to bear the economic risk of such investment.

(4)
We are an Institutional Accredited Investor and we are acquiring the Restricted Certificates purchased by us for our own account or for one or more accounts (each of which is an Institutional Accredited Investor) as to each of which we exercise sole investment discretion.

(5)	We have received such information as we deem necessary in order to make our investment decision.

(6)
If we are acquiring ERISA-Restricted Certificates, we understand that in accordance with ERISA, the Code and the Underwriter's Exemption, no Plan and no person acting on behalf of such a Plan may acquire such Certificate except in accordance with Section 3.03(d) of the Agreement.

F-1

Terms used in this letter which are not otherwise defined herein have the respective meanings assigned thereto in the Agreement.

You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Very truly yours,

[Purchaser]

By:
Name:
Title:

F-2

EXHIBIT G

FORM OF ERISA TRANSFER AFFIDAVIT

STATE OF NEW YORK	)
) ss.:
COUNTY OF NEW YORK	)

The undersigned, being first duly sworn, deposes and says as follows:

1.      The undersigned is the ______________________ of ______________ (the “Investor”), a [corporation duly organized] and existing under the laws of __________, on behalf of which he makes this affidavit.

2.      The Investor either (x) is not, and on ___________ [date of transfer] will not be, an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), (collectively, a “Plan”) or a person acting on behalf of any such Plan or investing the assets of any such Plan; (y) if the Certificate has been the subject of an ERISA-Qualifying Underwriting, is an insurance company that is purchasing the Certificate with funds contained in an “insurance company general account” as defined in Section V(e) of Prohibited Transaction Class Exemption (“PTCE”) 95-60 and the purchase and holding of the Certificate are covered under Sections I and III of PTCE 95-60; or (z) herewith delivers to the Certificate Registrar an opinion of counsel (a “Benefit Plan Opinion”) satisfactory to the Certificate Registrar, the Depositor and the Trustee, and upon which the Certificate Registrar, the Trustee, the Master Servicer, the Depositor and the Securities Administrator shall be entitled to rely, to the effect that the purchase or holding of such Certificate by the Investor will not constitute or result in any non-exempt prohibited transactions under Title I of ERISA or Section 4975 of the Code and will not subject the Certificate Registrar or the Trustee to any obligation in addition to those undertaken by such entities in the Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee, by which opinion of counsel shall not be an expense of the Trust Fund or the above parties.

Capitalized terms used but not defined herein have the meanings given in the Agreement.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to proper authority, by its duly authorized officer, duly attested, this ____ day of _______________ 20___.

[Investor]

By:
Name:
Title:

ATTEST:

G-1

STATE OF	)
) ss.:
COUNTY OF	)

Personally appeared before me the above-named ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the ____________________ of the Investor, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this _____ day of _________ 20___.

NOTARY PUBLIC

My commission expires the
_____ day of __________ 20___.

G-2

EXHIBIT H-1

LIST OF PURCHASE AGREEMENTS

1.
Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation (“RRAC”) and First Republic Bank, as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of April 8, 2011, between DLJ Mortgage Capital, Inc. and First Republic Bank, as modified by the related Acknowledgement.

3.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

4.	Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2011, between RRAC and Wells Fargo Bank, N.A., as modified by the related Acknowledgement.

5.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2011, between RRAC and SunTrust Mortgage Inc., as modified by the related Acknowledgement.

6.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of January 30, 2011, between RRAC and PrimeLending, a PlainsCapital Company, as modified by the related Acknowledgement.

7.	Flow Mortgage Loan Purchase and Sale Agreement, dated as of March 1, 2011, between RRAC and Sterling Savings Bank, as modified by the related Acknowledgement.

H-1

EXHIBIT H-2

LIST OF SERVICING AGREEMENTS

1.
Flow Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2010, between Redwood Residential Acquisition Corporation (“RRAC”) and First Republic Bank, as modified by the related Acknowledgement.

2.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of April 8, 2011, between DLJ Mortgage Capital, Inc. and First Republic Bank, as modified by the related Acknowledgement.

3.	Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of July 21, 2010, between RRAC and PHH Mortgage Corporation, as modified by the related Acknowledgement.

4.	Mortgage Loan Sale and Servicing Agreement, dated as of July 1, 2011, between RRAC and Wells Fargo Bank, N.A., as modified by the related Acknowledgement.

5.	Flow Mortgage Loan Sale and Servicing Agreement, dated as of March 1, 2011, between RRAC and SunTrust Mortgage Inc., as modified by the related Acknowledgement.

6.
Flow Mortgage Loan Servicing Rights Sale and Servicing Agreement, dated as of May 5, 2011, among RRAC, Select Portfolio Servicing, Inc. and DLJ Mortgage Capital, Inc., as modified by the related Acknowledgement.

H-2

EXHIBIT I

ADDITIONAL DISCLOSURE NOTIFICATION

Additional Disclosure Notification

Wells Fargo Bank, N.A., as securities administrator
Fax:  443-367-3307
Email:  cts.sec.notifications@wellsfargo.com

Sequoia Residential Funding, Inc.
Fax:  415-381-1773
Email:  Sequoia.Notices@redwoodtrust.com

Attn: Corporate Trust Services- Sequoia Mortgage Trust 2011-2, Mortgage Pass-Through Certificates, Series 2011-2_—SEC REPORT PROCESSING

RE:  **Additional Form [10-D][10-K][8-K] Disclosure** Required

Ladies and Gentlemen:

In accordance with Section 6.21[(a)][(b)][(c)] of the Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee, with respect to Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificate, the undersigned, as [          ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of Additional Form [10-D][10-K][8-K] Disclosure:

List of any Attachments hereto to be included in the Additional Form [10-D][10-K][8-K] Disclosure:

Any inquiries related to this notification should be directed to [                       ], phone number:  [         ]; email address:  [                   ].

[NAME OF PARTY],
as [role]

By:
Name:
Title:

I-1

EXHIBIT J

BACK-UP CERTIFICATE TO FORM 10-K CERTIFICATE

Sequoia Mortgage Trust 2011-2 (the “Trust”)
Mortgage Pass-Through Certificates

Re:          The Pooling and Servicing Agreement, dated as of  September 1, 2011 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator and U.S. Bank National Association, as Trustee with respect to Sequoia Mortgage Trust 2011-2 Mortgage Pass-Through Certificates.

I, __________________________, the _________________________ of [NAME OF COMPANY] (the “Company”) certify to the Depositor and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)           I have reviewed the annual report on Form 10-K for the fiscal year [____] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust Fund;

(2)           To my knowledge, (a) the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, and (b) the Company’s assessment of compliance and related attestation report referred to below, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by such assessment of compliance and attestation report;

(3)           To my knowledge, the distribution information required to be provided by the Company under the Pooling and Servicing Agreement has been provided to the Securities Administrator for inclusion in the Reports is included in the Reports;

(4)           I am responsible for reviewing the activities performed by the Company under the Pooling and Servicing Agreement, and based on my knowledge and the compliance review conducted in preparing the assessment of compliance of the Company required by the Pooling and Servicing Agreement, and except as disclosed in the Reports, the Company has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects; and

(5)           The report on assessment of compliance with servicing criteria applicable to the Company for asset-backed securities of the Company and each Subcontractor utilized by the Company and the related attestation report on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to the Annual Report.  Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

In giving the certifications above, the Company has reasonably relied on information provided to it by the following unaffiliated parties: [names of servicer(s), subservicer(s), custodian(s)]

Date:

By:

[Signature]
[Title]

J-1

EXHIBIT K

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The Assessment of Compliance to be delivered by the parties listed in the table below shall address, at a minimum, the criteria identified below as “Applicable Servicing Criteria” for each such party:

Regulation AB Reference	Servicing Criteria	Master Servicer	Securities Administrator	Custodian

General Servicing Considerations

1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	X	X
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	X
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the pool assets are maintained.	N/A	N/A	N/A
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.
X
Cash Collection and Administration
1122(d)(2)(i)
Payments on pool assets are deposited into the appropriate bank collection accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.
		X	X
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	X	X
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
X

1122(d)(2)(iv)
The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.
		X	X
1122(d)(2)(v)
Each collection account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
		X	X
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	X
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including collection accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
X

Investor Remittances and Reporting
1122(d)(3)(i)
Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of pool assets serviced by the Servicer.
X
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.		X

1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	X
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	X
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on pool assets is maintained as required by the transaction agreements or related pool asset documents.			X
1122(d)(4)(ii)	Pool assets and related documents are safeguarded as required by the transaction agreements			X
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	N/A	N/A	N/A
1122(d)(4)(iv)
Payments on pool assets, including any payoffs, made in accordance with the related pool asset documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related pool asset documents.
		N/A	N/A	N/A
1122(d)(4)(v)	The Servicer’s records regarding the pool assets agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	N/A	N/A	N/A
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor's pool assets (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.
		N/A	N/A	N/A
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.
		N/A	N/A	N/A

1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a pool asset is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent pool assets including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
		N/A	N/A	N/A
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for pool assets with variable rates are computed based on the related pool asset documents.	N/A	N/A	N/A
1122(d)(4)(x)
Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor’s pool asset documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable pool asset documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related pool assets, or such other number of days specified in the transaction agreements.
		N/A	N/A	N/A
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
		N/A	N/A	N/A
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.
		N/A	N/A	N/A
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction agreements.
		N/A	N/A	N/A
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	X
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	N/A	N/A	N/A

EXHIBIT L

ADDITIONAL FORM 10-D DISCLOSURE

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information
Information included in the Distribution Date Statement	Master Servicer Securities Administrator
Any information required by 1121 which is NOT included on the Distribution Date Statement	Depositor
Item 2: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Item 3:  Sale of Securities and Use of Proceeds

Information from Item 2(a) of Part II of Form 10-Q:

With respect to any sale of securities by the sponsor, depositor or issuing entity, that are backed by the same asset pool or are otherwise issued by the issuing entity, whether or not registered, provide the sales and use of proceeds information in Item 701 of Regulation S-K.  Pricing information can be omitted if securities were not registered.
Depositor

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 4:  Defaults Upon Senior Securities

Information from Item 3 of Part II of Form 10-Q:

Report the occurrence of any Event of Default (after expiration of any grace period and provision of any required notice)
Securities Administrator Trustee
Item 5: Submission of Matters to a Vote of Security Holders Information from Item 4 of Part II of Form 10-Q	Securities Administrator Trustee
Item 6: Significant Obligors of Pool Assets Item 1112(b) – Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Item 7: Significant Enhancement Provider Information Item 1114(b)(2) – Credit Enhancement Provider Financial Information*
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
Item 1115(b) – Derivative Counterparty Financial Information*
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 8: Other Information Disclose any information required to be reported on Form 8-K during the period covered by the Form 10-D but not reported	Any party responsible for the applicable Form 8-K Disclosure item
Item 9: Exhibits
Distribution Date Statement to Certificate holders	Securities Administrator
Exhibits required by Item 601 of Regulation S-K, such as material agreements	Depositor

EXHIBIT M

ADDITIONAL FORM 10-K DISCLOSURE

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 1B: Unresolved Staff Comments	Depositor
Item 9B: Other Information Disclose any information required to be reported on Form 8-K during the fourth quarter covered by the Form 10-K but not reported	Any party responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Securities Administrator Depositor
Reg AB Item 1112(b): Significant Obligors of Pool Assets
Significant Obligor Financial Information*	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Item.
Reg AB Item 1114(b)(2): Credit Enhancement Provider Financial Information
▪ Determining applicable disclosure threshold	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.
Reg AB Item 1115(b): Derivative Counterparty Financial Information
▪ Determining current maximum probable exposure	Depositor
▪ Determining current significance percentage	Depositor
▪ Requesting required financial information (including any required accountants’ consent to the use thereof) or effecting incorporation by reference	Depositor
*This information need only be reported on the Form 10-D for the distribution period in which updated information is required pursuant to the Items.

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Reg AB Item 1117: Legal Proceedings

Any legal proceeding pending against the following entities or their respective property, that is material to Certificateholders, including any proceedings known to be contemplated by governmental authorities:

▪ Issuing Entity (Trust Fund)	Trustee, Master Servicer, Securities Administrator and Depositor
▪ Sponsor (Seller)	Seller (if a party to the Pooling and Servicing Agreement) or Depositor
▪ Depositor	Depositor
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Master Servicer	Master Servicer
▪ Custodian	Custodian
▪ 1110(b) Originator	Depositor
▪ Any 1108(a)(2) Servicer (other than the Master Servicer or the Securities Administrator)	Servicer (as to itself)
▪ Any other party contemplated by 1100(d)(1)	Depositor
Reg AB Item 1119: Affiliations and Relationships
Whether (a) the Sponsor (Seller), Depositor or Issuing Entity is an affiliate of the following parties, and (b) to the extent known and material, any of the following parties are affiliated with one another:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor as to (a) Trustee as to (b)
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Whether there are any “outside the ordinary course business arrangements” other than would be obtained in an arm’s length transaction between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material to a Certificateholder’s understanding of the Certificates:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor
Whether there are any specific relationships involving the transaction or the pool assets between (a) the Sponsor (Seller), Depositor or Issuing Entity on the one hand, and (b) any of the following parties (or their affiliates) on the other hand, that exist currently or within the past two years and that are material:
Depositor as to (a) Sponsor/Seller as to (b)
▪ Master Servicer	Master Servicer
▪ Securities Administrator	Securities Administrator
▪ Trustee	Depositor/Sponsor
▪ Any other 1108(a)(3) servicer	Servicer (as to itself)
▪ Any 1110 Originator	Depositor/Sponsor
▪ Any 1112(b) Significant Obligor	Depositor/Sponsor
▪ Any 1114 Credit Enhancement Provider	Depositor/Sponsor
▪ Any 1115 Derivative Counterparty Provider	Depositor/Sponsor
▪ Any other 1101(d)(1) material party	Depositor/Sponsor

EXHIBIT N

ADDITIONAL FORM 8-K DISCLOSURE

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement

Disclosure is required regarding entry into or amendment of any definitive agreement that is material to the securitization, even if depositor is not a party.

Examples: servicing agreement, custody agreement.

Note: disclosure not required as to definitive agreements that are fully disclosed in the prospectus
All parties (as to themselves)
Item 1.02- Termination of a Material Definitive Agreement

Disclosure is required regarding termination of  any definitive agreement that is material to the securitization (other than expiration in accordance with its terms), even if depositor is not a party.

Examples: servicing agreement, custody agreement.
All parties (as to themselves)
Item 1.03- Bankruptcy or Receivership Disclosure is required regarding the bankruptcy or receivership, with respect to any of the following:	Depositor
▪ Sponsor (Seller)	Depositor/Sponsor (Seller)
▪ Depositor	Depositor
▪ Master Servicer	Master Servicer
▪ Affiliated Servicer	Servicer (as to itself)
▪ Other Servicer servicing 20% or more of the pool assets at the time of the report	Servicer (as to itself)
▪ Other material servicers	Servicer (as to itself)
▪ Trustee	Trustee
▪ Securities Administrator	Securities Administrator
▪ Significant Obligor	Depositor

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
▪ Credit Enhancer (10% or more)	Depositor
▪ Derivative Counterparty	Depositor
▪ Custodian	Custodian
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Includes an early amortization, performance trigger or other event, including event of default, that would materially alter the payment priority/distribution of cash flows/amortization schedule.

Disclosure will be made of events other than waterfall triggers which are disclosed in the Distribution Date Statements to the certificateholders.
Depositor Master Servicer Securities Administrator
Item 3.03- Material Modification to Rights of Security Holders

Disclosure is required of any material modification to documents defining the rights of Certificateholders, including the Pooling and Servicing Agreement.
Securities Administrator Depositor
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year Disclosure is required of any amendment “to the governing documents of the issuing entity”.	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
Item 6.02- Change of Servicer or Securities Administrator

Requires disclosure of any removal, replacement, substitution or addition of any master servicer, affiliated servicer, other servicer servicing 10% or more of pool assets at time of report, other material servicers or trustee.
Master Servicer/Securities Administrator/Depositor/ Servicer (as to itself)/Trustee
Reg AB disclosure about any new servicer or master servicer is also required.	Servicer (as to itself)/Master Servicer/Depositor
Reg AB disclosure about any new Trustee is also required.	Depositor/Securities Administrator

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 6.03- Change in Credit Enhancement or External Support

Covers termination of any enhancement in manner other than by its terms, the addition of an enhancement, or a material change in the enhancement provided.  Applies to external credit enhancements as well as derivatives.
Depositor/Securities Administrator
Reg AB disclosure about any new enhancement provider is also required.	Depositor
Item 6.04- Failure to Make a Required Distribution	Securities Administrator
Item 6.05- Securities Act Updating Disclosure

If any material pool characteristic differs by 5% or more at the time of issuance of the securities from the description in the final prospectus, provide updated Reg AB disclosure about the actual asset pool.
Depositor
If there are any new servicers or originators required to be disclosed under Regulation AB as a result of the foregoing, provide the information called for in Items 1108 and 1110 respectively.	Depositor
Item 7.01- Reg FD Disclosure	All parties (as to themselves)
Item 8.01- Other Events Any event, with respect to which information is not otherwise called for in Form 8-K, that the registrant deems of importance to certificateholders.	Depositor
Item 9.01- Financial Statements and Exhibits	Responsible party for reporting/disclosing the financial statement or exhibit

EXHIBIT O

FORM OF CERTIFICATION FOR NRSROs AND DEPOSITOR
[Date]

Wells Fargo Bank, National Association
9062 Old Annapolis Road
Columbia, Maryland 21045
Attention: RMBS – SEMT 2011-2

Attention:	Sequoia Mortgage Trust 2011-2,
Mortgage Pass-Through Certificates, Series 2011-2

In accordance with the requirements for obtaining certain information pursuant to the Pooling and Servicing Agreement, dated as of September 1, 2011 (the “Pooling and Servicing Agreement”), by and among Sequoia Residential Funding, Inc., as Depositor, Wells Fargo Bank, N.A., as Master Servicer and Securities Administrator, and U.S. Bank National Association, as Trustee with respect to the above-referenced certificates (the “Certificates”), the undersigned hereby certifies and agrees as follows:

With respect to any Nationally Recognized Statistical Rating Organization (“NRSRO”):

1.	The undersigned, an NRSRO, has provided the Depositor with the appropriate certifications under Exchange Act Rule 17g-5(e).
2.
The undersigned has access to the Depositor's 17g-5 website, and any confidentiality agreement applicable to the undersigned with respect to information obtained from the Depositor's 17g-5 website shall also be applicable to information obtained from the Rule 17g-5 Website.

3.	The undersigned shall be deemed to have recertified to the provisions herein each time it accesses any information on the Rule 17g-5 Website maintained by the Securities Administrator.

With respect to the Depositor:

1.	The undersigned is the Depositor under the Pooling and Servicing Agreement.

Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

BY ITS CERTIFICATION HEREOF, the undersigned has made the representations above and shall be deemed to have caused its name to be signed hereto by its duly authorized signatory, as of the date certified.

O-1

SCHEDULE A

MORTGAGE LOAN SCHEDULE

Schedule A-1

KEY	Primary Servicer	Servicing Fee %	Servicing Fee—Flatdollar	Servicing Advance Methodology	Originator	Loan Group	Loan Number	Amortization Type	Lien Position	HELOC Indicator
1	1002338	0.002500			1002338		909000169	1	1	0
2	1002338	0.002500			1002338		909000189	1	1	0
3	1002338	0.002500			1002338		909000012	1	1	0
4	1002338	0.002500			1002338		909000005	1	1	0
5	1002338	0.002500			1002338		909000022	1	1	0
6	1002338	0.002500			1002338		909000007	1	1	0
7	1002338	0.002500			1002338		909000013	1	1	0
8	1002338	0.002500			1002338		909000001	1	1	0
9	1002338	0.002500			1002338		909000004	1	1	0
10	1002338	0.002500			1002338		909000036	1	1	0
11	1002338	0.002500			1002338		909000028	1	1	0
12	1002338	0.002500			1002338		909000008	1	1	0
13	1002338	0.002500			1002338		909000011	1	1	0
14	1002338	0.002500			1002338		909000002	1	1	0
15	1002338	0.002500			1002338		909000029	1	1	0
16	1002338	0.002500			1002338		909000023	1	1	0
17	1002338	0.002500			1002338		909000003	1	1	0
18	1002338	0.002500			1002338		909000009	1	1	0
19	1002338	0.002500			1002338		909000016	1	1	0
20	1002338	0.002500			1002338		909000035	1	1	0
21	1002338	0.002500			1002338		909000027	1	1	0
22	1002338	0.002500			1002338		909000017	1	1	0
23	1002338	0.002500			1002338		909000018	1	1	0
24	1002338	0.002500			1002338		909000006	1	1	0
25	1002338	0.002500			1002338		909000015	1	1	0
26	1002338	0.002500			1002338		909000034	1	1	0
27	1002338	0.002500			1002338		909000045	1	1	0
28	1002338	0.002500			1002338		909000021	1	1	0
29	1002338	0.002500			1002338		909000031	1	1	0
30	1002338	0.002500			1002338		909000026	1	1	0
31	1002338	0.002500			1002338		909000030	1	1	0
32	1002338	0.002500			1002338		909000044	1	1	0
33	1002338	0.002500			1002338		909000038	1	1	0
34	1002338	0.002500			1002338		909000042	1	1	0
35	1002338	0.002500			1002338		909000048	1	1	0
36	1002338	0.002500			1002338		909000047	1	1	0
37	1002338	0.002500			1002338		909000051	1	1	0
38	1002338	0.002500			1002338		909000053	1	1	0
39	1002338	0.002500			1002338		909000052	1	1	0
40	1002338	0.002500			1002338		909000050	1	1	0
41	1002338	0.002500			1002338		909000062	1	1	0
42	1002338	0.002500			1002338		909000057	1	1	0
43	1002338	0.002500			1002338		909000055	1	1	0
44	1002338	0.002500			1002338		909000060	1	1	0
45	1002338	0.002500			1002338		909000061	1	1	0
46	1002338	0.002500			1002338		909000064	1	1	0
47	1002338	0.002500			1002338		909000063	1	1	0
48	1002338	0.002500			1002338		909000070	1	1	0
49	1002338	0.002500			1002338		909000067	1	1	0
50	1002338	0.002500			1002338		909000068	1	1	0
51	1002338	0.002500			1002338		909000164	1	1	0
52	1002338	0.002500			1002338		909000071	1	1	0
53	1002338	0.002500			1002338		909000092	1	1	0
54	1002338	0.002500			1002338		909000096	1	1	0
55	1002338	0.002500			1002338		909000078	1	1	0
56	1002338	0.002500			1002338		909000082	1	1	0
57	1002338	0.002500			1002338		909000110	1	1	0
58	1002338	0.002500			1002338		909000089	1	1	0
59	1002338	0.002500			1002338		909000083	1	1	0
60	1002338	0.002500			1002338		909000079	1	1	0
61	1002338	0.002500			1002338		909000074	1	1	0
62	1002338	0.002500			1002338		909000085	1	1	0
63	1002338	0.002500			1002338		909000094	1	1	0
64	1002338	0.002500			1002338		909000093	1	1	0
65	1002338	0.002500			1002338		909000084	1	1	0
66	1002338	0.002500			1002338		909000102	1	1	0
67	1002338	0.002500			1002338		909000081	1	1	0
68	1002338	0.002500			1002338		909000098	1	1	0
69	1002338	0.002500			1002338		909000099	1	1	0
70	1002338	0.002500			1002338		909000090	1	1	0
71	1002338	0.002500			1002338		909000087	1	1	0
72	1002338	0.002500			1002338		909000095	1	1	0
73	1002338	0.002500			1002338		909000101	1	1	0
74	1002338	0.002500			1002338		909000100	1	1	0
75	1002338	0.002500			1002338		909000200	1	1	0
76	1002338	0.002500			1002338		909000104	1	1	0
77	1002338	0.002500			1002338		909000124	1	1	0
78	1002338	0.002500			1002338		909000125	1	1	0
79	1002338	0.002500			1002338		909000117	1	1	0
80	1002338	0.002500			1002338		909000107	1	1	0
81	1002338	0.002500			1002338		909000097	1	1	0
82	1002338	0.002500			1002338		909000103	1	1	0
83	1002338	0.002500			1002338		909000112	1	1	0
84	1002338	0.002500			1002338		909000115	1	1	0
85	1002338	0.002500			1002338		909000114	1	1	0
86	1002338	0.002500			1002338		909000116	1	1	0
87	1002338	0.002500			1002338		909000122	1	1	0
88	1002338	0.002500			1002338		909000127	1	1	0
89	1002338	0.002500			1002338		909000138	1	1	0
90	1002338	0.002500			1002338		909000111	1	1	0
91	1002338	0.002500			1002338		909000105	1	1	0
92	1002338	0.002500			1002338		909000108	1	1	0
93	1002338	0.002500			1002338		909000129	1	1	0
94	1002338	0.002500			1002338		909000157	1	1	0
95	1002338	0.002500			1002338		909000137	1	1	0
96	1002338	0.002500			1002338		909000143	1	1	0
97	1002338	0.002500			1002338		909000201	1	1	0
98	1002338	0.002500			1002338		909000149	1	1	0
99	1002338	0.002500			1002338		909000131	1	1	0
100	1002338	0.002500			1002338		909000139	1	1	0
101	1002338	0.002500			1002338		909000167	1	1	0
102	1002338	0.002500			1002338		909000159	1	1	0
103	1002338	0.002500			1002338		909000188	1	1	0
104	1002338	0.002500			1002338		909000147	1	1	0
105	1002338	0.002500			1002338		909000202	1	1	0
106	1002338	0.002500			1002338		909000144	1	1	0
107	1002338	0.002500			1002338		909000171	1	1	0
108	1002338	0.002500			1002338		909000133	1	1	0
109	1002338	0.002500			1002338		909000152	1	1	0
110	1002338	0.002500			1002338		909000121	1	1	0
111	1002338	0.002500			1002338		909000186	1	1	0
112	1002338	0.002500			1002338		909000146	1	1	0
113	1002338	0.002500			1002338		909000168	1	1	0
114	1002338	0.002500			1002338		909000141	1	1	0
115	1002338	0.002500			1002338		909000176	1	1	0
116	1002338	0.002500			1002338		909000162	1	1	0
117	1002338	0.002500			1002338		909000174	1	1	0
118	1002338	0.002500			1002338		909000181	1	1	0
119	1002338	0.002500			1002338		909000175	1	1	0
120	1002338	0.002500			1002338		909000163	1	1	0
121	1002338	0.002500			1002338		909000161	1	1	0
122	1002338	0.002500			1002338		909000180	1	1	0
123	1002338	0.002500			1002338		909000182	1	1	0
124	1002338	0.002500			1002338		909000191	1	1	0
125	1002338	0.002500			1002338		909000185	1	1	0
126	1002338	0.002500			1002338		909000198	1	1	0
127	1002338	0.002500			1002338		909000170	1	1	0
128	1002338	0.002500			1002338		909000166	1	1	0
129	1002338	0.002500			1002338		909000184	1	1	0
130	1002338	0.002500			1002338		909000207	1	1	0
131	1002338	0.002500			1002338		909000196	1	1	0
132	1002338	0.002500			1002338		909000194	1	1	0
133	1002338	0.002500			1002338		909000120	1	1	0
134	1002338	0.002500			1002338		909000020	1	1	0
135	1002338	0.002500			1002338		909000032	1	1	0
136	1002338	0.002500			1002338		909000033	1	1	0
137	1002338	0.002500			1002338		909000037	1	1	0
138	1002338	0.002500			1002338		909000076	1	1	0
139	1002338	0.002500			1002338		909000109	1	1	0
140	1002338	0.002500			1002338		909000128	1	1	0
141	1002338	0.002500			1002338		909000118	1	1	0
142	1002338	0.002500			1002338		909000187	1	1	0
143	1000938	0.002500			1001863		1000000556	1	1	0
144	1000938	0.002500			1001863		1000000853	1	1	0
145	1000938	0.002500			1001863		1000000858	1	1	0
146	1000938	0.002500			1001863		1000000878	1	1	0
147	1000938	0.002500			1001863		1000000932	1	1	0
148	1000938	0.002500			1000536		1050000555	1	1	0
149	1000938	0.002500			1000536		1050000606	1	1	0
150	1000938	0.002500			1000536		1050000626	1	1	0
151	1000938	0.002500			1000536		1050000644	1	1	0
152	1000938	0.002500			1000536		1050000646	1	1	0
153	1000938	0.002500			1000536		1050000647	1	1	0
154	1000938	0.002500			1000536		1050000648	1	1	0
155	1000938	0.002500			1000536		1050000658	1	1	0
156	1000938	0.002500			1000536		1050000770	1	1	0
157	1000938	0.002500			1000536		1050000789	1	1	0
158	1000938	0.002500			1000536		1050000793	1	1	0
159	1000938	0.002500			1000536		1050000798	1	1	0
160	1000938	0.002500			1000536		1050000826	1	1	0
161	1000938	0.002500			1000536		1050000827	1	1	0
162	1000938	0.002500			1000536		1050000838	1	1	0
163	1000938	0.002500			1000536		1050000862	1	1	0
164	1000938	0.002500			1000536		1050000887	1	1	0
165	1000938	0.002500			1000536		1050000891	1	1	0
166	1002338	0.002500			1002338		909000025	1	1	0
167	1002338	0.002500			1002338		909000014	1	1	0
168	1002338	0.002500			1002338		909000024	1	1	0
169	1002338	0.002500			1002338		909000019	1	1	0
170	1002338	0.002500			1002338		909000010	1	1	0
171	1002338	0.002500			1002338		909000040	1	1	0
172	1002338	0.002500			1002338		909000041	1	1	0
173	1002338	0.002500			1002338		909000046	1	1	0
174	1002338	0.002500			1002338		909000043	1	1	0
175	1002338	0.002500			1002338		909000065	1	1	0
176	1002338	0.002500			1002338		909000056	1	1	0
177	1002338	0.002500			1002338		909000049	1	1	0
178	1002338	0.002500			1002338		909000054	1	1	0
179	1002338	0.002500			1002338		909000058	1	1	0
180	1002338	0.002500			1002338		909000066	1	1	0
181	1002338	0.002500			1002338		909000073	1	1	0
182	1002338	0.002500			1002338		909000075	1	1	0
183	1002338	0.002500			1002338		909000072	1	1	0
184	1002338	0.002500			1002338		909000088	1	1	0
185	1002338	0.002500			1002338		909000077	1	1	0
186	1002338	0.002500			1002338		909000151	1	1	0
187	1002338	0.002500			1002338		909000086	1	1	0
188	1002338	0.002500			1002338		909000179	1	1	0
189	1002338	0.002500			1002338		909000106	1	1	0
190	1002338	0.002500			1002338		909000123	1	1	0
191	1002338	0.002500			1002338		909000113	1	1	0
192	1002338	0.002500			1002338		909000150	1	1	0
193	1002338	0.002500			1002338		909000142	1	1	0
194	1002338	0.002500			1002338		909000148	1	1	0
195	1002338	0.002500			1002338		909000140	1	1	0
196	1002338	0.002500			1002338		909000160	1	1	0
197	1002338	0.002500			1002338		909000158	1	1	0
198	1002338	0.002500			1002338		909000193	1	1	0
199	1002338	0.002500			1002338		909000197	1	1	0
200	1002338	0.002500			1002338		909000173	1	1	0
201	1002338	0.002500			1002338		909000172	1	1	0
202	1002338	0.002500			1002338		909000183	1	1	0
203	1002338	0.002500			1002338		909000165	1	1	0
204	1002338	0.002500			1002338		909000190	1	1	0
205	1000200	0.002500			1000200		2000000032	1	1	0
206	1000200	0.002500			1000200		2000000156	1	1	0
207	1000200	0.002500			1000200		2000000301	1	1	0
208	1000200	0.002500			1000200		2000000371	1	1	0
209	1000200	0.002500			1000200		2000000389	1	1	0
210	1000200	0.002500			1000200		2000000393	1	1	0
211	1000200	0.002500			1000200		2000000397	1	1	0
212	1000200	0.002500			1000200		2000000426	1	1	0
213	1000200	0.002500			1000200		2000000427	1	1	0
214	1000200	0.002500			1000200		2000000437	1	1	0
215	1000200	0.002500			1000200		2000000442	1	1	0
216	1000200	0.002500			1000200		2000000443	1	1	0
217	1000200	0.002500			1000200		2000000447	1	1	0
218	1000200	0.002500			1000200		2000000451	1	1	0
219	1000200	0.002500			1000200		2000000454	1	1	0
220	1000200	0.002500			1000200		2000000456	1	1	0
221	1000200	0.002500			1000200		2000000458	1	1	0
222	1000200	0.002500			1000200		2000000464	1	1	0
223	1000200	0.002500			1000200		2000000474	1	1	0
224	1000200	0.002500			1000200		2000000479	1	1	0
225	1000200	0.002500			1000200		2000000481	1	1	0
226	1000200	0.002500			1000200		2000000485	1	1	0
227	1000200	0.002500			1000200		2000000496	1	1	0
228	1000200	0.002500			1000200		2000000500	1	1	0
229	1000200	0.002500			1000200		2000000506	1	1	0
230	1000200	0.002500			1000200		2000000507	1	1	0
231	1000200	0.002500			1000200		2000000513	1	1	0
232	1000200	0.002500			1000200		2000000528	1	1	0
233	1000200	0.002500			1000200		2000000537	1	1	0
234	1000200	0.002500			1000200		2000000569	1	1	0
235	1000200	0.002500			1000200		2000000570	1	1	0
236	1000200	0.002500			1000200		2000000595	1	1	0
237	1000200	0.002500			1000200		2000000611	1	1	0
238	1000200	0.002500			1000200		2000000655	1	1	0
239	1000200	0.002500			1000200		2000000723	1	1	0
240	1000200	0.002500			1000200		2000000771	1	1	0
241	1000200	0.002500			1000200		2000000785	1	1	0
242	1000200	0.002500			1000200		2000000823	1	1	0
243	1000200	0.002500			1000200		2000000843	1	1	0
244	1000200	0.002500			1000200		2000000849	1	1	0
245	1000200	0.002500			1000200		2000000855	1	1	0
246	1000200	0.002500			1000200		2000000860	1	1	0
247	1000200	0.002500			1000200		2000000879	1	1	0
248	1000200	0.002500			1000200		2000000880	1	1	0
249	1000200	0.002500			1000200		2000000881	1	1	0
250	1002338	0.002500			1002338		3000000209	1	1	0
251	1002338	0.002500			1002338		3000000260	1	1	0
252	1002338	0.002500			1002338		3000000331	1	1	0
253	1002338	0.002500			1002338		3000000377	1	1	0
254	1002338	0.002500			1002338		3000000400	1	1	0
255	1002338	0.002500			1002338		3000000412	1	1	0
256	1002338	0.002500			1002338		3000000417	1	1	0
257	1002338	0.002500			1002338		3000000440	1	1	0
258	1002338	0.002500			1002338		3000000448	1	1	0
259	1002338	0.002500			1002338		3000000478	1	1	0
260	1002338	0.002500			1002338		3000000482	1	1	0
261	1002338	0.002500			1002338		3000000487	1	1	0
262	1002338	0.002500			1002338		3000000488	1	1	0
263	1002338	0.002500			1002338		3000000489	1	1	0
264	1002338	0.002500			1002338		3000000490	1	1	0
265	1002338	0.002500			1002338		3000000491	1	1	0
266	1002338	0.002500			1002338		3000000497	1	1	0
267	1002338	0.002500			1002338		3000000499	1	1	0
268	1002338	0.002500			1002338		3000000503	1	1	0
269	1002338	0.002500			1002338		3000000510	1	1	0
270	1002338	0.002500			1002338		3000000516	1	1	0
271	1002338	0.002500			1002338		3000000520	1	1	0
272	1002338	0.002500			1002338		3000000530	1	1	0
273	1002338	0.002500			1002338		3000000568	1	1	0
274	1002338	0.002500			1002338		3000000579	1	1	0
275	1002338	0.002500			1002338		3000000582	1	1	0
276	1002338	0.002500			1002338		3000000596	1	1	0
277	1002338	0.002500			1002338		3000000608	1	1	0
278	1002338	0.002500			1002338		3000000629	1	1	0
279	1002338	0.002500			1002338		3000000633	1	1	0
280	1002338	0.002500			1002338		3000000665	1	1	0
281	1002338	0.002500			1002338		3000000670	1	1	0
282	1002338	0.002500			1002338		3000000674	1	1	0
283	1002338	0.002500			1002338		3000000716	1	1	0
284	1002338	0.002500			1002338		3000000717	1	1	0
285	1002338	0.002500			1002338		3000000778	1	1	0
286	1002338	0.002500			1002338		3000000783	1	1	0
287	1002338	0.002500			1002338		3000000794	1	1	0
288	1002338	0.002500			1002338		3000000811	1	1	0
289	1002338	0.002500			1002338		3000000813	1	1	0
290	1002338	0.002500			1002338		3000000814	1	1	0
291	1002338	0.002500			1002338		3000000815	1	1	0
292	1002338	0.002500			1002338		3000000818	1	1	0
293	1002338	0.002500			1002338		3000000820	1	1	0
294	1002338	0.002500			1002338		3000000828	1	1	0
295	1002338	0.002500			1002338		3000000829	1	1	0
296	1002338	0.002500			1002338		3000000840	1	1	0
297	1002338	0.002500			1002338		3000000863	1	1	0
298	1002338	0.002500			1002338		3000000869	1	1	0
299	1002338	0.002500			1002338		3000000870	1	1	0
300	1002338	0.002500			1002338		3000000894	1	1	0
301	1002338	0.002500			1002338		3000000895	1	1	0
302	1002338	0.002500			1002338		3000000937	1	1	0
303	1000200	0.002500			1000200		909000235	1	1	0
304	1000200	0.002500			1000200		909000215	1	1	0
305	1000200	0.002500			1000200		909000230	1	1	0
306	1000200	0.002500			1000200		909000237	1	1	0
307	1000200	0.002500			1000200		909000136	1	1	0
308	1000200	0.002500			1000200		854000018	1	1	0
309	1000200	0.002500			1000200		909000155	1	1	0
310	1000200	0.002500			1000200		909000145	1	1	0
311	1000200	0.002500			1000200		909000153	1	1	0
312	1000200	0.002500			1000200		909000222	1	1	0
313	1000200	0.002500			1000200		909000119	1	1	0
314	1000200	0.002500			1000200		909000195	1	1	0
315	1000200	0.002500			1000200		909000229	1	1	0
316	1000200	0.002500			1000200		909000156	1	1	0
317	1000200	0.002500			1000200		909000177	1	1	0
318	1000200	0.002500			1000200		909000204	1	1	0
319	1000200	0.002500			1000200		909000208	1	1	0
320	1000200	0.002500			1000200		909000206	1	1	0
321	1000200	0.002500			1000200		909000192	1	1	0
322	1000200	0.002500			1000200		909000203	1	1	0
323	1000200	0.002500			1000200		909000227	1	1	0
324	1000200	0.002500			1000200		909000221	1	1	0
325	1000200	0.002500			1000200		909000232	1	1	0
326	1000200	0.002500			1000200		909000214	1	1	0
327	1000200	0.002500			1000200		909000231	1	1	0
328	1000200	0.002500			1000200		909000216	1	1	0
329	1000200	0.002500			1000200		909000212	1	1	0
330	1000200	0.002500			1000200		909000210	1	1	0
331	1000200	0.002500			1000200		909000209	1	1	0
332	1000200	0.002500			1000200		909000234	1	1	0
333	1000200	0.002500			1000200		909000213	1	1	0
334	1000200	0.002500			1000200		909000225	1	1	0
335	1000200	0.002500			1000200		909000226	1	1	0
336	1000200	0.002500			1000200		909000220	1	1	0
337	1000200	0.002500			1000200		909000217	1	1	0
338	1000200	0.002500			1000200		909000223	1	1	0
339	1000200	0.002500			1000200		909000219	1	1	0
340	1000200	0.002500			1000200		909000238	1	1	0
341	1000200	0.002500			1000200		909000236	1	1	0
342	1000200	0.002500			1000200		909000233	1	1	0
343	1000200	0.002500			1000200		817000015	1	1	0
344	1000200	0.002500			1000200		817000018	1	1	0
345	1000200	0.002500			1000200		817000022	1	1	0
346	1000104	0.002500			1000104		836000006	1	1	0
347	1000104	0.002500			1000104		836000009	1	1	0
348	1000104	0.002500			1000104		836000010	1	1	0
349	1000104	0.002500			1000104		836000011	1	1	0
350	1000104	0.002500			1000104		836000020	1	1	0
351	1000104	0.002500			1000104		836000025	1	1	0
352	1000104	0.002500			1000104		836000028	1	1	0
353	1000104	0.002500			1000104		836000030	1	1	0
354	1000104	0.002500			1000104		836000031	1	1	0
355	1000104	0.002500			1000104		836000038	1	1	0
356	1000104	0.002500			1000104		836000039	1	1	0
357	1000104	0.002500			1000104		836000043	1	1	0
358	1000104	0.002500			1000104		836000047	1	1	0
359	1000104	0.002500			1000104		836000048	1	1	0
360	1000104	0.002500			1000104		836000050	1	1	0
361	1000104	0.002500			1000104		836000052	1	1	0
362	1000104	0.002500			1000104		836000053	1	1	0
363	1000104	0.002500			1000104		836000054	1	1	0
364	1000104	0.002500			1000104		836000055	1	1	0
365	1000104	0.002500			1000104		836000057	1	1	0
366	1000104	0.002500			1000104		836000059	1	1	0
367	1000104	0.002500			1000104		836000062	1	1	0
368	1000104	0.002500			1000104		836000063	1	1	0
369	1000104	0.002500			1000104		836000064	1	1	0
370	1000104	0.002500			1000104		836000065	1	1	0
371	1000104	0.002500			1000104		836000066	1	1	0
372	1000104	0.002500			1000104		836000067	1	1	0
373	1000104	0.002500			1000104		836000068	1	1	0
374	1000104	0.002500			1000104		836000069	1	1	0
375	1000104	0.002500			1000104		836000070	1	1	0
376	1000104	0.002500			1000104		836000071	1	1	0
377	1000104	0.002500			1000104		836000072	1	1	0
378	1000104	0.002500			1000104		836000073	1	1	0
379	1000104	0.002500			1000104		836000074	1	1	0
380	1000104	0.002500			1000104		836000075	1	1	0
381	1000104	0.002500			1000104		836000076	1	1	0
382	1000104	0.002500			1000104		836000077	1	1	0
383	1006404	0.002500			1006404		864000001	1	1	0
384	1006404	0.002500			1006404		864000002	1	1	0
385	1006404	0.002500			1006404		864000003	1	1	0
386	1006404	0.002500			1006404		864000004	1	1	0
387	1006404	0.002500			1006404		864000005	1	1	0
388	1006404	0.002500			1006404		864000006	1	1	0
389	1006404	0.002500			1006404		864000008	1	1	0
390	1006404	0.002500			1006404		864000009	1	1	0
391	1006404	0.002500			1006404		864000010	1	1	0
392	1006404	0.002500			1006404		864000011	1	1	0
393	1006404	0.002500			1006404		864000012	1	1	0
394	1006404	0.002500			1006404		864000013	1	1	0
395	1006404	0.002500			1006404		864000014	1	1	0
396	1006404	0.002500			1006404		864000015	1	1	0
397	1006404	0.002500			1006404		864000016	1	1	0
398	1006404	0.002500			1006404		864000017	1	1	0
399	1006404	0.002500			1006404		864000018	1	1	0
400	1006404	0.002500			1006404		864000019	1	1	0
401	1006404	0.002500			1006404		864000020	1	1	0
402	1006404	0.002500			1006404		864000021	1	1	0
403	1006404	0.002500			1006404		864000023	1	1	0
404	1006404	0.002500			1006404		864000025	1	1	0
405	1006404	0.002500			1006404		864000026	1	1	0
406	1006404	0.002500			1006404		864000027	1	1	0
407	1006404	0.002500			1006404		864000030	1	1	0
408	1006404	0.002500			1006404		864000031	1	1	0
409	1006404	0.002500			1006404		864000032	1	1	0
410	1006404	0.002500			1006404		864000033	1	1	0
411	1006404	0.002500			1006404		864000034	1	1	0
412	1006404	0.002500			1006404		864000035	1	1	0
413	1006404	0.002500			1006404		864000036	1	1	0
414	1006404	0.002500			1006404		864000037	1	1	0
415	1006404	0.002500			1006404		864000038	1	1	0
416	1006404	0.002500			1006404		864000039	1	1	0
417	1006404	0.002500			1006404		864000040	1	1	0
418	1002338	0.002500			1002338		909000132	1	1	0
419	1000200	0.002500			1000200		909000228	1	1	0
420	1000200	0.002500			1000200		909000199	1	1	0
421	1000200	0.002500			1000200		909000205	1	1	0
422	1000200	0.002500			1000200		909000239	1	1	0
423	1000200	0.002500			1000200		909000224	1	1	0
424	1000200	0.002500			1000200		909000218	1	1	0
425	1000200	0.002500			1000200		909000240	1	1	0
426	1000200	0.002500			1000200		854000001	1	1	0
427	1000200	0.002500			1000200		854000019	1	1	0
428	1000200	0.002500			1000200		854000020	1	1	0
429	1000200	0.002500			1000200		854000002	1	1	0
430	1000200	0.002500			1000200		854000003	1	1	0
431	1000200	0.002500			1000200		854000021	1	1	0
432	1000200	0.002500			1000200		854000004	1	1	0
433	1000200	0.002500			1000200		854000005	1	1	0
434	1000200	0.002500			1000200		854000006	1	1	0
435	1000200	0.002500			1000200		854000027	1	1	0
436	1000200	0.002500			1000200		854000007	1	1	0
437	1000200	0.002500			1000200		854000008	1	1	0
438	1000200	0.002500			1000200		854000009	1	1	0
439	1000200	0.002500			1000200		854000022	1	1	0
440	1000200	0.002500			1000200		854000010	1	1	0
441	1000200	0.002500			1000200		854000011	1	1	0
442	1000200	0.002500			1000200		854000028	1	1	0
443	1000200	0.002500			1000200		854000023	1	1	0
444	1000200	0.002500			1000200		854000012	1	1	0
445	1000200	0.002500			1000200		854000013	1	1	0
446	1000200	0.002500			1000200		854000014	1	1	0
447	1000200	0.002500			1000200		854000024	1	1	0
448	1000200	0.002500			1000200		854000025	1	1	0
449	1000200	0.002500			1000200		854000029	1	1	0
450	1000200	0.002500			1000200		854000026	1	1	0
451	1000200	0.002500			1000200		854000015	1	1	0
452	1000200	0.002500			1000200		854000030	1	1	0
453	1000200	0.002500			1000200		854000016	1	1	0
454	1000200	0.002500			1000200		854000031	1	1	0
455	1000200	0.002500			1000200		854000017	1	1	0
456	1000200	0.002500			1000200		854000032	1	1	0
457	1002338	0.002500			1002338		909000039	1	1	0
458	1002338	0.002500			1002338		909000080	1	1	0
459	1002338	0.002500			1002338		909000091	1	1	0
460	1002338	0.002500			1002338		909000178	1	1	0
461	1002338	0.002500			1002338		909000130	1	1	0
462	1002338	0.002500			1002338		909000154	1	1	0
463	1000200	0.002500			1000200		2000000429	1	1	0
464	1000200	0.002500			1000200		2000000476	1	1	0
465	1000200	0.002500			1000200		2000000617	1	1	0
466	1002338	0.002500			1002338		3000000462	1	1	0
467	1002338	0.002500			1002338		3000000583	1	1	0
468	1002338	0.002500			1002338		3000000588	1	1	0
469	1002338	0.002500			1002338		3000000649	1	1	0
470	1002338	0.002500			1002338		3000000656	1	1	0
471	1002338	0.002500			1002338		3000000671	1	1	0
472	1006404	0.002500			1006404		864000007	1	1	0
473	1006404	0.002500			1006404		864000022	1	1	0

KEY	Loan Purpose	Cash Out Amount	Total Origination and Discount Points	Covered/High Cost Loan Indicator	Relocation Loan Indicator	Broker Indicator	Channel	Escrow Indicator	Senior Loan Amount(s)	Loan Type of Most Senior Lien
1	9						1	0	0
2	9						1	0	0
3	9						1	0	0
4	9						1	0	0
5	9						1	0	0
6	9						1	4	0
7	9						1	0	0
8	9						1	0	0
9	6						1	0	0
10	9						1	0	0
11	9						1	0	0
12	9						1	0	0
13	9						1	0	0
14	9						1	0	0
15	9						1	0	0
16	9						1	0	0
17	9						1	4	0
18	9						1	0	0
19	9						1	0	0
20	9						1	4	0
21	9						1	0	0
22	9						1	0	0
23	9						1	0	0
24	9						1	0	0
25	6						1	0	0
26	9						1	0	0
27	9						1	0	0
28	9						1	0	0
29	3						1	0	0
30	9						1	0	0
31	9						1	0	0
32	9						1	4	0
33	9						1	0	0
34	9						1	0	0
35	9						1	0	0
36	9						1	0	0
37	9						1	0	0
38	9						1	4	0
39	6						1	0	0
40	7						1	0	0
41	9						1	0	0
42	9						1	0	0
43	7						1	0	0
44	7						1	0	0
45	9						1	0	0
46	9						1	0	0
47	9						1	0	0
48	7						1	4	0
49	9						1	0	0
50	9						1	0	0
51	9						1	0	0
52	9						1	0	0
53	9						1	0	0
54	9						1	0	0
55	9						1	0	0
56	9						1	0	0
57	9						1	0	0
58	9						1	0	0
59	3						1	0	0
60	6						1	0	0
61	7						1	0	0
62	9						1	0	0
63	9						1	0	0
64	9						1	0	0
65	9						1	0	0
66	9						1	0	0
67	7						1	0	0
68	9						1	0	0
69	9						1	0	0
70	9						1	0	0
71	7						1	0	0
72	9						1	0	0
73	9						1	0	0
74	7						1	0	0
75	9						1	4	0
76	9						1	0	0
77	9						1	0	0
78	9						1	0	0
79	9						1	0	0
80	9						1	0	0
81	7						1	0	0
82	7						1	0	0
83	9						1	0	0
84	9						1	0	0
85	9						1	0	0
86	9						1	0	0
87	9						1	0	0
88	9						1	0	0
89	9						1	0	0
90	7						1	0	0
91	6						1	0	0
92	7						1	0	0
93	7						1	0	0
94	9						1	0	0
95	3						1	0	0
96	7						1	4	0
97	9						1	0	0
98	7						1	0	0
99	9						1	0	0
100	3						1	0	0
101	9						1	0	0
102	9						1	0	0
103	9						1	0	0
104	9						1	0	0
105	9						1	0	0
106	7						1	0	0
107	9						1	0	0
108	7						1	0	0
109	9						1	0	0
110	6						1	0	0
111	9						1	0	0
112	9						1	0	0
113	9						1	0	0
114	7						1	0	0
115	9						1	0	0
116	9						1	0	0
117	9						1	0	0
118	9						1	0	0
119	9						1	0	0
120	3						1	0	0
121	9						1	0	0
122	9						1	0	0
123	6						1	0	0
124	9						1	0	0
125	3						1	0	0
126	7						1	0	0
127	9						1	0	0
128	7						1	0	0
129	9						1	0	0
130	9						1	0	0
131	7						1	0	0
132	7						1	0	0
133	7						1	0	0
134	9						1	0	0
135	9						1	0	0
136	9						1	0	0
137	9						1	0	0
138	6						1	0	0
139	9						1	0	0
140	9						1	0	0
141	6						1	0	0
142	9						1	0	0
143	9						1	4	0
144	7						1	4	0
145	7						1	4	0
146	7						1	4	0
147	9						1	4	0
148	7						1	0	0
149	7						1	0	0
150	9						1	0	0
151	9						1	0	0
152	9						1	4	0
153	9						1	0	0
154	7						1	0	0
155	9						1	0	0
156	9						1	0	0
157	7						1	4	0
158	7						1	0	0
159	6						1	4	0
160	7						1	4	0
161	7						1	4	0
162	7						1	4	0
163	6						1	4	0
164	7						1	4	0
165	7						1	4	0
166	9						1	0	0
167	9						1	0	0
168	9						1	0	0
169	9						1	0	0
170	9						1	0	0
171	9						1	0	0
172	9						1	0	0
173	9						1	0	0
174	9						1	0	0
175	9						1	0	0
176	7						1	0	0
177	7						1	0	0
178	9						1	0	0
179	9						1	0	0
180	9						1	0	0
181	7						1	0	0
182	9						1	0	0
183	6						1	0	0
184	9						1	0	0
185	6						1	0	0
186	9						1	0	0
187	9						1	0	0
188	9						1	0	0
189	9						1	0	0
190	9						1	0	0
191	7						1	0	0
192	9						1	0	0
193	9						1	0	0
194	7						1	0	0
195	9						1	0	0
196	7						1	0	0
197	3						1	0	0
198	7						1	0	0
199	9						1	0	0
200	3						1	0	0
201	9						1	0	0
202	9						1	0	0
203	7						1	0	0
204	9						1	0	0
205	9						1	0	0
206	3						1	0	0
207	9						1	0	0
208	9						1	4	0
209	9						1	4	0
210	9						1	0	0
211	9						1	4	0
212	9						1	0	0
213	9						1	4	0
214	3						1	4	0
215	7						1	4	0
216	3						1	4	0
217	7						1	4	0
218	7						1	0	0
219	7						1	4	0
220	7						1	0	0
221	9						1	0	0
222	7						1	4	0
223	9						1	4	0
224	9						1	0	0
225	7						1	0	0
226	7						1	0	0
227	9						1	4	0
228	7						1	4	0
229	7						1	0	0
230	7						1	0	0
231	9						1	4	0
232	9						1	4	0
233	9						1	4	0
234	7						1	0	0
235	7						1	4	0
236	9						1	4	0
237	3						1	4	0
238	7						1	4	0
239	7						1	0	0
240	7						1	4	0
241	7						1	0	0
242	7						1	0	0
243	7						1	4	0
244	7						1	4	0
245	7						1	0	0
246	9						1	0	0
247	7						1	4	0
248	7						1	4	0
249	7						1	4	0
250	9						1	0	0
251	9						1	0	0
252	7						1	0	0
253	9						1	0	0
254	7						1	0	0
255	7						1	0	0
256	7						1	0	0
257	9						1	0	0
258	7						1	0	0
259	6						1	0	0
260	7						1	0	0
261	9						1	0	0
262	9						1	0	0
263	9						1	0	0
264	7						1	0	0
265	6						1	0	0
266	6						1	0	0
267	3						1	0	0
268	9						1	0	0
269	7						1	0	0
270	7						1	0	0
271	6						1	0	0
272	9						1	0	0
273	7						1	0	0
274	9						1	0	0
275	9						1	0	0
276	3						1	0	0
277	7						1	0	0
278	9						1	0	0
279	9						1	0	0
280	7						1	0	0
281	6						1	0	0
282	7						1	0	0
283	7						1	0	0
284	6						1	0	0
285	9						1	0	0
286	9						1	0	0
287	3						1	4	0
288	7						1	0	0
289	7						1	0	0
290	7						1	0	0
291	7						1	0	0
292	9						1	0	0
293	6						1	0	0
294	7						1	0	0
295	7						1	0	0
296	9						1	0	0
297	7						1	0	0
298	7						1	0	0
299	6						1	0	0
300	7						1	0	0
301	9						1	0	0
302	7						1	0	0
303	3						1	0	0
304	6						1	4	0
305	7						1	4	0
306	7						1	0	0
307	9						1	0	0
308	7						1	4	0
309	3						1	0	0
310	9						1	0	0
311	9						1	0	0
312	7						1	4	0
313	9						1	4	0
314	9						1	4	0
315	6						1	4	0
316	9						1	4	0
317	9						1	0	0
318	7						1	4	0
319	9						1	0	0
320	9						1	0	0
321	7						1	0	0
322	7						1	0	0
323	9						1	0	0
324	7						1	4	0
325	3						1	4	0
326	9						1	4	0
327	9						1	0	0
328	7						1	4	0
329	9						1	0	0
330	7						1	0	0
331	7						1	4	0
332	7						1	4	0
333	6						1	4	0
334	7						1	4	0
335	7						1	4	0
336	6						1	4	0
337	9						1	0	0
338	7						1	0	0
339	6						1	0	0
340	9						1	0	0
341	7						1	4	0
342	7						1	4	0
343	3						1	0	0
344	7						1	4	0
345	7						1	4	0
346	9						1	0	0
347	9						1	4	0
348	9						1	4	0
349	9						1	0	0
350	7						1	0	0
351	7						1	4	0
352	3						1	4	0
353	7						1	4	0
354	9						1	4	0
355	9						1	4	0
356	7						1	4	0
357	9						1	0	0
358	7						1	4	0
359	9						1	4	0
360	9						1	4	0
361	9						1	0	0
362	9						1	4	0
363	9						1	4	0
364	9						1	4	0
365	9						1	0	0
366	9						1	0	0
367	9						1	4	0
368	9						1	0	0
369	9						1	4	0
370	9						1	0	0
371	9						1	0	0
372	7						1	4	0
373	9						1	4	0
374	9						1	4	0
375	9						1	4	0
376	9						1	0	0
377	9						1	4	0
378	9						1	4	0
379	9						1	4	0
380	9						1	4	0
381	10						1	0	0
382	9						1	4	0
383	7						1	4	0
384	7						1	4	0
385	7						1	4	0
386	9						1	0	0
387	9						1	0	0
388	9						1	0	0
389	9						1	4	0
390	9						1	4	0
391	9						1	0	0
392	9						1	0	0
393	9						1	0	0
394	9						1	4	0
395	9						1	0	0
396	9						1	4	0
397	9						1	4	0
398	9						1	4	0
399	9						1	4	0
400	9						1	4	0
401	9						1	0	0
402	9						1	0	0
403	9						1	4	0
404	9						1	4	0
405	9						1	0	0
406	9						1	0	0
407	9						1	0	0
408	9						1	4	0
409	9						1	0	0
410	9						1	4	0
411	9						1	0	0
412	9						1	0	0
413	9						1	0	0
414	9						1	4	0
415	9						1	0	0
416	9						1	4	0
417	9						1	0	0
418	7						1	0	0
419	7						1	0	0
420	9						1	0	0
421	9						1	0	0
422	7						1	4	0
423	7						1	4	0
424	7						1	4	0
425	9						1	0	0
426	7						1	4	0
427	9						1	0	0
428	9						1	4	0
429	9						1	0	0
430	9						1	4	0
431	9						1	0	0
432	9						1	0	0
433	9						1	0	0
434	9						1	4	0
435	9						1	0	0
436	6						1	4	0
437	9						1	0	0
438	9						1	0	0
439	7						1	4	0
440	7						1	4	0
441	9						1	0	0
442	7						1	4	0
443	9						1	0	0
444	6						1	0	0
445	6						1	4	0
446	9						1	4	0
447	9						1	0	0
448	7						1	4	0
449	9						1	0	0
450	9						1	0	0
451	9						1	0	0
452	3						1	4	0
453	9						1	4	0
454	9						1	4	0
455	9						1	0	0
456	7						1	0	0
457	9						1	0	0
458	9						1	0	0
459	6						1	0	0
460	9						1	0	0
461	9						1	0	0
462	6						1	0	0
463	6						1	0	0
464	7						1	0	0
465	7						1	4	0
466	7						1	0	0
467	7						1	0	0
468	7						1	0	0
469	7						1	0	0
470	6						1	0	0
471	7						1	0	0
472	9						1	4	0
473	9						1	4	0

KEY	Hybrid Period of Most Senior Lien (in months)	Neg Am Limit of Most Senior Lien	Junior Mortgage Balance	Origination Date of Most Senior Lien	Origination Date	Original Loan Amount	Original Interest Rate	Original Amortization Term	Original Term to Maturity	First Payment Date of Loan
1			228800.00		20101229	700000.00	0.041000	360	360	20110201
2			250000.00		20110120	283000.00	0.044000	360	360	20110301
3			0.00		20090113	625000.00	0.045000	360	360	20090301
4			50000.00		20090112	500000.00	0.048500	360	360	20090301
5			0.00		20090114	625500.00	0.042500	360	360	20090301
6			120000.00		20090112	625000.00	0.047500	360	360	20090301
7			346000.00		20090113	625000.00	0.048000	360	360	20090301
8			100000.00		20090105	520950.00	0.047500	360	360	20090301
9			237750.00		20090108	625500.00	0.042500	360	360	20090301
10			0.00		20090223	219000.00	0.048500	360	360	20090401
11			0.00		20090123	516000.00	0.048000	360	360	20090301
12			400000.00		20090112	529000.00	0.040000	360	360	20090301
13			50000.00		20090113	550000.00	0.045000	360	360	20090301
14			0.00		20090106	455000.00	0.041500	360	360	20090301
15			155000.00		20090126	625000.00	0.043000	360	360	20090301
16			258200.00		20090115	417000.00	0.041500	360	360	20090301
17			0.00		20090108	495000.00	0.044500	360	360	20090301
18			300000.00		20090112	625000.00	0.039500	360	360	20090301
19			42500.00		20090114	637500.00	0.046000	360	360	20090301
20			0.00		20090213	402000.00	0.043000	360	360	20090401
21			125000.00		20090121	392000.00	0.041500	360	360	20090301
22			0.00		20090114	625000.00	0.042500	360	360	20090301
23			74000.00		20090114	625000.00	0.047500	360	360	20090301
24			85000.00		20090112	625000.00	0.045500	360	360	20090301
25			0.00		20090114	604000.00	0.045500	360	360	20090301
26			500000.00		20090212	625250.00	0.044500	360	360	20090301
27			70000.00		20090422	417000.00	0.041500	360	360	20090601
28			0.00		20090114	625500.00	0.044500	360	360	20090301
29			0.00		20090202	275000.00	0.049000	360	360	20090301
30			170000.00		20090121	625000.00	0.043500	360	360	20090301
31			100000.00		20090128	246000.00	0.042500	360	360	20090301
32			0.00		20090417	417000.00	0.042500	360	360	20090601
33			0.00		20090227	400000.00	0.040500	360	360	20090401
34			0.00		20090406	417000.00	0.042500	360	360	20090601
35			100000.00		20090528	729250.00	0.044500	360	360	20090701
36			0.00		20090504	386830.00	0.041500	360	360	20090701
37			0.00		20090622	690000.00	0.039500	360	360	20090801
38			0.00		20090629	318200.00	0.051000	360	360	20090801
39			0.00		20090623	70768.00	0.050000	360	360	20090801
40			0.00		20090615	656250.00	0.053000	360	360	20090801
41			0.00		20091214	290000.00	0.046500	360	360	20100201
42			0.00		20090729	625000.00	0.048750	360	360	20090901
43			0.00		20090727	360000.00	0.039500	360	360	20090901
44			0.00		20090918	417000.00	0.058000	360	360	20091101
45			0.00		20091104	170000.00	0.045000	360	360	20100101
46			175000.00		20100112	729750.00	0.046000	360	360	20100301
47			250000.00		20091229	417000.00	0.045000	360	360	20100201
48			0.00		20100617	157500.00	0.057500	360	360	20100801
49			0.00		20100324	73000.00	0.048000	360	360	20100501
50			500000.00		20100420	500000.00	0.050500	360	360	20100601
51			150000.00		20101228	900000.00	0.047000	360	360	20110201
52			0.00		20100817	1150000.00	0.052500	360	360	20101001
53			0.00		20100930	438500.00	0.039500	360	360	20101101
54			500400.00		20101006	1100000.00	0.043750	360	360	20101101
55			0.00		20100907	960000.00	0.047000	360	360	20101101
56			0.00		20100915	2000000.00	0.049000	360	360	20101101
57			800000.00		20101108	729750.00	0.048000	360	360	20110101
58			100000.00		20100928	960000.00	0.047500	360	360	20101101
59			200000.00		20100915	417000.00	0.051500	360	360	20101101
60			0.00		20100907	697500.00	0.045000	360	360	20101101
61			700000.00		20100826	729750.00	0.045000	360	360	20101001
62			0.00		20100921	642000.00	0.046500	360	360	20101101
63			0.00		20101005	417000.00	0.043500	360	360	20101101
64			500000.00		20101004	685000.00	0.049000	360	360	20101201
65			235000.00		20100916	1200000.00	0.045500	360	360	20101101
66			0.00		20101019	1100000.00	0.047500	360	360	20101201
67			0.00		20100914	1072000.00	0.046500	360	360	20101101
68			70000.00		20101007	710000.00	0.043500	360	360	20101201
69			0.00		20101007	1600000.00	0.047500	360	360	20101201
70			500290.00		20100928	1090000.00	0.047500	360	360	20101101
71			0.00		20100922	1000000.00	0.044500	360	360	20101101
72			0.00		20101005	417000.00	0.037000	360	360	20101201
73			900000.00		20101015	690000.00	0.037000	360	360	20101201
74			34500.00		20101012	2000000.00	0.046000	360	360	20101201
75			0.00		20110201	708750.00	0.047500	360	360	20110401
76			0.00		20101026	1000000.00	0.047000	360	360	20101201
77			16500.00		20101124	729750.00	0.039500	360	360	20110101
78			0.00		20101124	168000.00	0.042000	360	360	20110101
79			0.00		20101117	252000.00	0.041500	360	360	20110101
80			500000.00		20101102	417000.00	0.037000	360	360	20101201
81			0.00		20101007	1800000.00	0.048500	360	360	20101201
82			0.00		20101020	1000000.00	0.044500	360	360	20101201
83			350000.00		20101109	417000.00	0.037500	360	360	20110101
84			0.00		20101116	566000.00	0.041500	360	360	20110101
85			0.00		20101116	775000.00	0.045000	360	360	20110101
86			1500000.00		20101116	712500.00	0.041000	360	360	20110101
87			500000.00		20101122	1500000.00	0.045500	360	360	20110101
88			0.00		20101124	705000.00	0.040500	360	360	20110101
89			0.00		20101206	417000.00	0.039500	360	360	20110101
90			0.00		20101109	1239910.00	0.047500	360	360	20110101
91			236000.00		20101028	1500000.00	0.046000	360	360	20101201
92			0.00		20101104	393750.00	0.048500	360	360	20110101
93			0.00		20101129	1204000.00	0.050500	360	360	20110101
94			50000.00		20101220	525000.00	0.041500	360	360	20110201
95			0.00		20101206	301000.00	0.039500	360	360	20110101
96			0.00		20101213	650000.00	0.038500	360	360	20110201
97			0.00		20110201	185000.00	0.047000	360	360	20110301
98			0.00		20101215	1450000.00	0.045000	360	360	20110201
99			1400000.00		20101129	715000.00	0.041500	360	360	20110101
100			0.00		20101208	523750.00	0.042000	360	360	20110201
101			60000.00		20101229	729000.00	0.040500	360	360	20110201
102			2000000.00		20101222	729750.00	0.040000	360	360	20110201
103			50000.00		20110120	379000.00	0.041000	360	360	20110301
104			500000.00		20101214	729750.00	0.040500	360	360	20110201
105			0.00		20110202	718000.00	0.045500	360	360	20110401
106			0.00		20101214	1361250.00	0.049000	360	360	20110201
107			0.00		20101231	800000.00	0.044500	360	360	20110201
108			0.00		20101201	825000.00	0.047000	360	360	20110201
109			500000.00		20101216	729750.00	0.041500	360	360	20110201
110			370250.00		20101119	729750.00	0.039500	360	360	20110101
111			100000.00		20110120	1000000.00	0.050500	360	360	20110301
112			39000.00		20101214	220000.00	0.040000	360	360	20110201
113			375000.00		20101229	410000.00	0.038500	360	360	20110201
114			0.00		20101210	765000.00	0.049000	360	360	20110201
115			95000.00		20110105	600000.00	0.047000	360	360	20110201
116			351000.00		20101227	412000.00	0.038500	360	360	20110201
117			0.00		20110104	729750.00	0.043000	360	360	20110301
118			0.00		20110112	729750.00	0.041500	360	360	20110301
119			423000.00		20110104	417000.00	0.038000	360	360	20110301
120			0.00		20101228	1500000.00	0.048000	360	360	20110201
121			0.00		20101227	397831.00	0.037500	360	360	20110201
122			1000000.00		20110112	870000.00	0.047500	360	360	20110301
123			0.00		20110113	1080000.00	0.051500	360	360	20110301
124			500000.00		20110125	1078230.00	0.042500	360	360	20110301
125			0.00		20110119	300000.00	0.041000	360	360	20110301
126			0.00		20110201	1156800.00	0.050500	360	360	20110401
127			0.00		20101229	165000.00	0.047500	360	360	20110201
128			0.00		20101229	2000000.00	0.049500	360	360	20110201
129			0.00		20110118	417000.00	0.041000	360	360	20110301
130			0.00		20110207	729750.00	0.047500	360	360	20110401
131			0.00		20110131	729750.00	0.043500	360	360	20110301
132			0.00		20110131	439000.00	0.051000	360	360	20110301
133			0.00		20101119	700000.00	0.040500	360	360	20110101
134			0.00		20090114	625500.00	0.041500	360	360	20090301
135			625000.00		20090206	625500.00	0.046500	360	360	20090401
136			330000.00		20090211	625500.00	0.042500	360	360	20090401
137			0.00		20090225	417000.00	0.041000	360	360	20090401
138			0.00		20100902	1242000.00	0.046000	360	360	20101101
139			0.00		20101108	1500000.00	0.045500	360	360	20110101
140			0.00		20101124	1920000.00	0.046500	360	360	20110101
141			0.00		20101117	1100000.00	0.044000	360	360	20110101
142			0.00		20110120	1100000.00	0.049000	360	360	20110301
143			207000.00		20110223	913000.00	0.052500	360	360	20110401
144			0.00		20110517	650000.00	0.052500	360	360	20110701
145			0.00		20110620	637500.00	0.053750	360	360	20110801
146			0.00		20110523	432000.00	0.052500	360	360	20110701
147			0.00		20110722	805000.00	0.052500	360	360	20110901
148			0.00		20110318	660000.00	0.055000	360	360	20110501
149			0.00		20110412	970000.00	0.052500	360	360	20110601
150			150000.00		20110524	770000.00	0.052500	360	360	20110701
151			0.00		20100826	524950.00	0.051250	360	360	20101001
152			0.00		20110126	767500.00	0.055000	360	360	20110301
153			0.00		20101221	705250.00	0.053750	360	360	20110201
154			0.00		20110523	763000.00	0.052500	360	360	20110701
155			0.00		20110504	1204000.00	0.053750	360	360	20110701
156			0.00		20110509	999650.00	0.053750	360	360	20110701
157			0.00		20110523	1650000.00	0.050000	360	360	20110701
158			0.00		20110502	938400.00	0.053750	360	360	20110701
159			0.00		20110517	999000.00	0.053750	360	360	20110701
160			0.00		20110612	848000.00	0.052500	360	360	20110801
161			0.00		20110526	496000.00	0.052500	360	360	20110701
162			0.00		20110518	551250.00	0.055000	360	360	20110701
163			0.00		20110524	1067500.00	0.053750	360	360	20110701
164			0.00		20110623	472000.00	0.052500	360	360	20110801
165			0.00		20110714	631200.00	0.052500	360	360	20110901
166			0.00		20090120	416000.00	0.041500	360	360	20090301
167			0.00		20090114	336000.00	0.042500	360	360	20090301
168			240000.00		20090120	600000.00	0.044500	360	360	20090301
169			0.00		20090114	335000.00	0.042500	360	360	20090301
170			0.00		20090113	465500.00	0.048500	360	360	20090301
171			375000.00		20090312	417000.00	0.041000	360	360	20090501
172			0.00		20090313	306000.00	0.040000	360	360	20090501
173			150000.00		20090429	417000.00	0.044000	360	360	20090601
174			0.00		20090407	96200.00	0.051500	360	360	20090601
175			0.00		20100112	417000.00	0.044000	360	360	20100201
176			0.00		20090727	229000.00	0.039500	360	360	20090901
177			0.00		20090603	934200.00	0.055500	360	360	20090801
178			392500.00		20090701	567500.00	0.050500	360	360	20090801
179			1000000.00		20090729	625000.00	0.045000	360	360	20090901
180			375000.00		20100224	729250.00	0.044500	360	360	20100401
181			0.00		20100825	1050000.00	0.047000	360	360	20101001
182			880000.00		20100830	1920000.00	0.048000	360	360	20101001
183			0.00		20100823	1000000.00	0.047000	360	360	20101001
184			0.00		20100928	582975.00	0.046000	360	360	20101101
185			0.00		20100902	1150000.00	0.046500	360	360	20101101
186			110250.00		20101216	724000.00	0.041000	360	360	20110201
187			750000.00		20100921	1100000.00	0.046500	360	360	20101101
188			250000.00		20110112	493229.00	0.042500	360	360	20110301
189			150000.00		20101102	2000000.00	0.046500	360	360	20110101
190			100000.00		20101122	600000.00	0.040500	360	360	20110101
191			0.00		20101110	729000.00	0.042000	360	360	20110101
192			250000.00		20101215	719000.00	0.039000	360	360	20110201
193			0.00		20101213	925000.00	0.044500	360	360	20110201
194			0.00		20101215	1295000.00	0.046500	360	360	20110201
195			370195.00		20101209	729750.00	0.040000	360	360	20110201
196			0.00		20101227	729750.00	0.041000	360	360	20110201
197			0.00		20101220	950000.00	0.046000	360	360	20110201
198			0.00		20110131	1120000.00	0.050500	360	360	20110201
199			0.00		20110131	729000.00	0.046500	360	360	20110301
200			0.00		20110104	350000.00	0.042000	360	360	20110301
201			0.00		20110103	650000.00	0.043000	360	360	20110201
202			0.00		20110118	455000.00	0.048000	360	360	20110301
203			0.00		20101229	320000.00	0.044500	360	360	20110201
204			0.00		20110125	265000.00	0.045000	360	360	20110301
205			0.00		20101218	861000.00	0.051250	360	360	20110201
206			137001.00		20101227	999999.00	0.052500	360	360	20110201
207			0.00		20110114	875000.00	0.048750	360	360	20110301
208			192000.00		20101217	595000.00	0.053750	360	360	20110201
209			0.00		20101210	593000.00	0.051250	360	360	20110201
210			0.00		20110121	975577.00	0.050000	360	360	20110301
211			245800.00		20110210	579000.00	0.051250	360	360	20110401
212			0.00		20110125	527000.00	0.051250	360	360	20110301
213			0.00		20110126	780000.00	0.048750	360	360	20110301
214			0.00		20101207	721355.00	0.051250	360	360	20110201
215			0.00		20110106	780000.00	0.050000	360	360	20110301
216			0.00		20110228	1090000.00	0.051250	360	360	20110401
217			0.00		20110104	577500.00	0.052500	360	360	20110301
218			0.00		20110124	709600.00	0.052500	360	360	20110301
219			0.00		20110112	764500.00	0.053750	360	360	20110301
220			0.00		20110202	1000000.00	0.053750	360	360	20110401
221			100000.00		20110324	717977.00	0.050000	360	360	20110501
222			0.00		20110214	625000.00	0.052500	360	360	20110401
223			0.00		20110225	520000.00	0.053750	360	360	20110401
224			246000.00		20110228	578058.00	0.051250	360	360	20110401
225			0.00		20110228	920000.00	0.052500	360	360	20110401
226			0.00		20110224	552930.00	0.052500	360	360	20110401
227			0.00		20110418	444000.00	0.058750	360	360	20110601
228			0.00		20110314	525000.00	0.053750	360	360	20110501
229			0.00		20110322	1435000.00	0.053750	360	360	20110501
230			0.00		20110406	608000.00	0.053750	360	360	20110601
231			0.00		20110325	719000.00	0.055000	360	360	20110501
232			0.00		20110408	683405.79	0.052500	360	360	20110601
233			0.00		20110516	805705.25	0.052500	360	360	20110701
234			0.00		20110422	546000.00	0.053750	360	360	20110601
235			0.00		20110425	504000.00	0.051250	360	360	20110601
236			200000.00		20110506	712300.00	0.053750	360	360	20110701
237			0.00		20110516	600000.00	0.052500	360	360	20110701
238			0.00		20110502	804000.00	0.051250	360	360	20110701
239			0.00		20110614	487500.00	0.053750	360	360	20110801
240			0.00		20110525	910000.00	0.053750	360	360	20110701
241			0.00		20110526	594965.00	0.052500	360	360	20110701
242			0.00		20110602	1260000.00	0.051250	360	360	20110801
243			0.00		20110531	585600.00	0.052500	360	360	20110701
244			0.00		20110630	1190000.00	0.050000	360	360	20110801
245			0.00		20110701	760000.00	0.048750	360	360	20110901
246			0.00		20110711	565000.00	0.052500	360	360	20110901
247			0.00		20110629	468000.00	0.046250	360	360	20110801
248			0.00		20110527	700000.00	0.048750	360	360	20110701
249			0.00		20110624	653600.00	0.051250	360	360	20110801
250			0.00		20100901	1791000.00	0.050500	360	360	20101101
251			0.00		20100913	1147000.00	0.047000	360	360	20101101
252			0.00		20100924	1225000.00	0.048000	360	360	20101101
253			13575.93		20101014	1038700.00	0.049000	360	360	20101201
254			0.00		20101021	1320000.00	0.049500	360	360	20101201
255			0.00		20101123	1100000.00	0.047500	360	360	20110201
256			0.00		20101110	1242500.00	0.051500	360	360	20110101
257			0.00		20101222	1049345.00	0.051000	360	360	20110201
258			0.00		20101221	1000000.00	0.049500	360	360	20110201
259			0.00		20110212	808000.00	0.049500	360	360	20110401
260			0.00		20110209	1000000.00	0.051500	360	360	20110401
261			100000.00		20110209	875000.00	0.052500	360	360	20110401
262			0.00		20110223	1000000.00	0.053000	360	360	20110501
263			0.00		20110302	1000000.00	0.052000	360	360	20110501
264			0.00		20110210	968000.00	0.050500	360	360	20110401
265			0.00		20110223	900000.00	0.051500	360	360	20110401
266			220000.00		20110222	800000.00	0.054000	360	360	20110501
267			0.00		20110322	2000000.00	0.056000	360	360	20110501
268			93250.00		20110224	938000.00	0.051500	360	360	20110501
269			0.00		20110323	1301250.00	0.053500	360	360	20110601
270			100000.00		20110318	1000000.00	0.050500	360	360	20110501
271			0.00		20110316	907500.00	0.051500	360	360	20110501
272			500000.00		20110414	2000000.00	0.050000	360	360	20110601
273			0.00		20110325	945000.00	0.049500	360	360	20110501
274			0.00		20110413	555000.00	0.052500	360	360	20110601
275			0.00		20110412	1415000.00	0.051000	360	360	20110601
276			0.00		20110426	1650000.00	0.052500	360	360	20110701
277			0.00		20110408	1288000.00	0.052000	360	360	20110601
278			0.00		20110503	1200000.00	0.050500	360	360	20110701
279			0.00		20110422	1100000.00	0.052000	360	360	20110601
280			0.00		20110502	1013600.00	0.051500	360	360	20110701
281			0.00		20110428	920000.00	0.052000	360	360	20110701
282			0.00		20110506	588000.00	0.052500	360	360	20110701
283			0.00		20110425	1725000.00	0.051500	360	360	20110701
284			462500.00		20110509	2500000.00	0.050000	360	360	20110701
285			0.00		20110502	1100000.00	0.052000	360	360	20110701
286			700000.00		20110525	806000.00	0.052000	360	360	20110801
287			200000.00		20110603	595000.00	0.052000	360	360	20110801
288			0.00		20110511	1300000.00	0.049000	360	360	20110701
289			0.00		20110517	1100000.00	0.048500	360	360	20110701
290			0.00		20110503	1700000.00	0.049000	360	360	20110701
291			0.00		20110509	770000.00	0.050500	360	360	20110701
292			0.00		20110609	1000000.00	0.050500	360	360	20110801
293			0.00		20110527	481080.00	0.051500	360	360	20110701
294			100000.00		20110509	775000.00	0.051000	360	360	20110701
295			0.00		20110516	500000.00	0.051000	360	360	20110701
296			750000.00		20110512	2500000.00	0.051000	360	360	20110701
297			0.00		20110516	1448000.00	0.050000	360	360	20110701
298			0.00		20110608	1580000.00	0.049000	360	360	20110801
299			0.00		20110531	1000000.00	0.049000	360	360	20110801
300			0.00		20110616	1462500.00	0.049000	360	360	20110801
301			0.00		20110621	1005000.00	0.048500	360	360	20110801
302			0.00		20110217	1100000.00	0.050000	360	360	20110501
303			0.00		20110506	999000.00	0.055000	360	360	20110701
304			0.00		20110323	860000.00	0.051250	360	360	20110501
305			0.00		20110418	952500.00	0.053750	360	360	20110601
306			0.00		20110513	888000.00	0.056250	360	360	20110701
307			0.00		20101203	1161100.00	0.047500	360	360	20110201
308			0.00		20100831	752263.20	0.051250	360	360	20101001
309			0.00		20101220	998040.00	0.051250	360	360	20110201
310			0.00		20101214	1452184.00	0.047500	360	360	20110201
311			0.00		20101217	780000.00	0.053750	360	360	20110201
312			0.00		20110329	617500.00	0.053750	360	360	20110501
313			0.00		20101119	940000.00	0.051250	360	360	20110101
314			0.00		20110131	897489.76	0.050000	360	360	20110301
315			0.00		20110415	500000.00	0.051250	360	360	20110601
316			0.00		20101220	618000.00	0.047500	360	360	20110201
317			0.00		20110110	634679.00	0.048750	360	360	20110301
318			0.00		20110203	1049250.00	0.048750	360	360	20110401
319			0.00		20110210	1390000.00	0.050000	360	360	20110401
320			0.00		20110207	619460.00	0.047500	360	360	20110401
321			0.00		20110128	760000.00	0.053750	360	360	20110301
322			0.00		20110202	500000.00	0.047500	360	360	20110401
323			0.00		20110407	1294766.00	0.047500	360	360	20110601
324			0.00		20110329	696000.00	0.053750	360	360	20110501
325			0.00		20110426	579382.00	0.053750	360	360	20110601
326			0.00		20110318	668000.00	0.052500	360	360	20110501
327			0.00		20110418	800000.00	0.053750	360	360	20110601
328			0.00		20110324	1800000.00	0.051250	360	360	20110501
329			0.00		20110310	666078.00	0.053750	360	360	20110501
330			0.00		20110224	980000.00	0.052500	360	360	20110401
331			0.00		20110217	450000.00	0.053750	360	360	20110401
332			0.00		20110429	875000.00	0.047500	360	360	20110601
333			0.00		20110311	1222500.00	0.052500	360	360	20110501
334			0.00		20110404	622000.00	0.050000	360	360	20110601
335			0.00		20110406	900000.00	0.052500	360	360	20110601
336			0.00		20110329	895200.00	0.052500	360	360	20110501
337			0.00		20110325	577000.00	0.051250	360	360	20110501
338			0.00		20110330	764000.00	0.053750	360	360	20110501
339			0.00		20110328	763000.00	0.048750	360	360	20110501
340			0.00		20110520	1494000.00	0.051250	360	360	20110701
341			0.00		20110512	620000.00	0.052500	360	360	20110701
342			0.00		20110427	572800.00	0.045000	360	360	20110601
343			0.00		20101004	528900.00	0.053750	360	360	20101201
344			0.00		20100930	553000.00	0.050000	360	360	20101101
345			0.00		20101004	456000.00	0.048750	360	360	20101201
346			146000.00		20101020	700000.00	0.049900	360	360	20101201
347			0.00		20101022	537000.00	0.049900	360	360	20101201
348			79000.00		20100923	521000.00	0.049900	360	360	20101101
349			170000.00		20100804	665665.00	0.053750	360	360	20100901
350			0.00		20100903	593000.00	0.049900	360	360	20101101
351			0.00		20101008	750000.00	0.049900	360	360	20101201
352			0.00		20101206	599000.00	0.049900	360	360	20110201
353			0.00		20100825	600000.00	0.051250	360	360	20101001
354			0.00		20101207	667500.00	0.051250	360	360	20110201
355			0.00		20101119	930000.00	0.049900	360	360	20110101
356			0.00		20101029	800000.00	0.049900	360	360	20101201
357			250000.00		20101105	752000.00	0.049900	360	360	20110101
358			0.00		20101130	650000.00	0.046250	360	360	20110101
359			0.00		20101213	745000.00	0.046250	360	360	20110201
360			0.00		20101025	615000.00	0.047500	360	360	20101201
361			500000.00		20101209	929000.00	0.047500	360	360	20110201
362			0.00		20101202	633750.00	0.047500	360	360	20110201
363			0.00		20101129	725000.00	0.048750	360	360	20110101
364			0.00		20101124	816000.00	0.048750	360	360	20110101
365			59000.00		20101123	540650.00	0.048750	360	360	20110101
366			0.00		20101122	980000.00	0.048750	360	360	20110101
367			0.00		20101118	833000.00	0.048750	360	360	20110101
368			400000.00		20101117	800000.00	0.048750	360	360	20110101
369			125000.00		20101117	545000.00	0.048750	360	360	20110101
370			250000.00		20101217	929500.00	0.048750	360	360	20110201
371			0.00		20100909	905000.00	0.048750	360	360	20101101
372			0.00		20101203	700000.00	0.048750	360	360	20110201
373			0.00		20101027	641500.00	0.048750	360	360	20110101
374			0.00		20101229	849000.00	0.049900	360	360	20110201
375			0.00		20101123	620000.00	0.049900	360	360	20110101
376			70000.00		20101025	849950.00	0.049900	360	360	20101201
377			0.00		20101025	650000.00	0.049900	360	360	20101201
378			0.00		20101020	585500.00	0.049900	360	360	20101201
379			0.00		20101019	975000.00	0.049900	360	360	20101201
380			0.00		20110107	1000000.00	0.049900	360	360	20110301
381			0.00		20100119	910000.00	0.051250	349	349	20110201
382			0.00		20101008	954700.00	0.051250	360	360	20101201
383			0.00		20110119	892500.00	0.050000	360	360	20110301
384			0.00		20110115	468000.00	0.052500	360	360	20110301
385			0.00		20110118	750000.00	0.051250	360	360	20110301
386			0.00		20110114	700000.00	0.051250	360	360	20110301
387			85000.00		20110114	875000.00	0.051250	360	360	20110301
388			0.00		20110113	941704.00	0.047500	360	360	20110301
389			0.00		20110112	601000.00	0.051250	360	360	20110301
390			250000.00		20110114	779600.00	0.048750	360	360	20110301
391			0.00		20110114	1000000.00	0.051250	360	360	20110301
392			0.00		20110113	960000.00	0.051250	360	360	20110301
393			394042.00		20110114	482000.00	0.048750	360	360	20110301
394			0.00		20110114	1025200.00	0.050000	360	360	20110301
395			0.00		20110113	938000.00	0.050000	360	360	20110301
396			250000.00		20110114	790000.00	0.047500	360	360	20110301
397			195000.00		20110114	992800.00	0.048750	360	360	20110301
398			0.00		20110113	498000.00	0.048750	360	360	20110301
399			500000.00		20110113	790000.00	0.048750	360	360	20110301
400			0.00		20110114	737500.00	0.050000	360	360	20110301
401			0.00		20110113	754000.00	0.050000	360	360	20110301
402			100000.00		20110114	920000.00	0.051250	360	360	20110301
403			0.00		20110113	760000.00	0.048750	360	360	20110301
404			38000.00		20110113	542900.00	0.048750	360	360	20110301
405			100000.00		20110113	686000.00	0.050000	360	360	20110301
406			0.00		20110110	920000.00	0.050000	360	360	20110301
407			165000.00		20110113	636700.00	0.048750	360	360	20110301
408			500000.00		20110112	996000.00	0.050000	360	360	20110301
409			0.00		20110111	1343000.00	0.053750	360	360	20110301
410			0.00		20110114	1100000.00	0.050000	360	360	20110301
411			0.00		20110114	735000.00	0.048750	360	360	20110301
412			0.00		20110118	546000.00	0.050000	360	360	20110301
413			0.00		20110111	895000.00	0.051250	360	360	20110301
414			0.00		20110114	669500.00	0.048750	360	360	20110301
415			0.00		20110114	608000.00	0.051250	360	360	20110301
416			100000.00		20110112	714270.00	0.048750	360	360	20110301
417			0.00		20110113	732000.00	0.051250	360	360	20110301
418			0.00		20101130	408000.00	0.052000	360	360	20110101
419			0.00		20110413	850000.00	0.053750	360	360	20110601
420			0.00		20110201	1000000.00	0.048750	360	360	20110401
421			0.00		20110204	498750.00	0.047500	360	360	20110401
422			0.00		20110307	550000.00	0.051250	360	360	20110501
423			0.00		20110331	848000.00	0.047500	360	360	20110501
424			0.00		20110328	910000.00	0.050000	360	360	20110501
425			0.00		20110524	509419.00	0.052500	360	360	20110701
426			0.00		20101207	479400.00	0.047500	360	360	20110201
427			0.00		20101223	1416440.00	0.051250	360	360	20110201
428			0.00		20101211	553900.00	0.052500	360	360	20110201
429			0.00		20101202	1025000.00	0.052500	360	360	20110201
430			0.00		20110104	615000.00	0.052500	360	360	20110301
431			0.00		20110121	880000.00	0.048750	360	360	20110301
432			0.00		20101220	820000.00	0.047500	360	360	20110201
433			0.00		20110118	997000.00	0.047500	360	360	20110301
434			0.00		20101220	572683.68	0.050000	360	360	20110201
435			0.00		20110119	742500.00	0.048750	360	360	20110301
436			0.00		20101228	664000.00	0.047500	360	360	20110201
437			0.00		20101227	1443750.00	0.047500	360	360	20110201
438			0.00		20101223	1105000.00	0.047500	360	360	20110201
439			0.00		20110106	647500.00	0.051250	360	360	20110301
440			0.00		20101215	552000.00	0.047500	360	360	20110201
441			0.00		20110117	811497.79	0.048750	360	360	20110301
442			0.00		20101209	548000.00	0.048750	360	360	20110201
443			0.00		20110121	846400.00	0.050000	360	360	20110301
444			0.00		20101202	928000.00	0.047500	360	360	20110201
445			0.00		20110105	560000.00	0.047500	360	360	20110301
446			0.00		20110120	1250000.00	0.048750	360	360	20110301
447			0.00		20101220	999999.00	0.048750	360	360	20110201
448			0.00		20110111	960000.00	0.047500	360	360	20110301
449			0.00		20110124	931000.00	0.047500	360	360	20110301
450			0.00		20101222	561000.00	0.053750	360	360	20110201
451			0.00		20110110	562721.31	0.048750	360	360	20110301
452			0.00		20110120	900000.00	0.050000	360	360	20110301
453			0.00		20110103	551866.00	0.048750	360	360	20110301
454			0.00		20110118	576000.00	0.050000	360	360	20110301
455			0.00		20110125	1098750.00	0.050000	360	360	20110301
456			0.00		20110112	744000.00	0.051250	360	360	20110301
457			0.00		20090303	350000.00	0.047500	360	360	20090501
458			0.00		20100913	955000.00	0.048500	360	360	20101101
459			0.00		20100930	1362500.00	0.044500	360	360	20101101
460			1000000.00		20110110	1497300.00	0.048000	360	360	20110301
461			0.00		20101129	729000.00	0.041000	360	360	20110101
462			0.00		20101217	1000000.00	0.044500	360	360	20110201
463			0.00		20110107	848250.00	0.046250	360	360	20110301
464			0.00		20110303	468000.00	0.053750	360	360	20110501
465			0.00		20110701	999999.00	0.050000	360	360	20110901
466			0.00		20110121	1137500.00	0.053500	360	360	20110301
467			0.00		20110421	850000.00	0.052000	360	360	20110601
468			0.00		20110415	1550000.00	0.049500	360	360	20110601
469			0.00		20110504	1000000.00	0.049000	360	360	20110701
470			0.00		20110606	1070000.00	0.051000	360	360	20110801
471			0.00		20110624	1000000.00	0.047000	360	360	20110801
472			0.00		20110114	999999.00	0.050000	360	360	20110301
473			0.00		20110114	1487000.00	0.048750	360	360	20110301

KEY	Interest Type Indicator	Original Interest Only Term	Buy Down Period	HELOC Draw Period	Current Loan Amount	Current Interest Rate	Current Payment Amount Due	Interest Paid Through Date	Current Payment Status	Index Type
1	1	0	0		691978.80	0.041000	3382.39	20110901	0	0
2	1	0	0		280314.16	0.044000	1417.16	20110901	0	0
3	1	0	0		597997.17	0.045000	3166.79	20110901	0	0
4	1	0	0		479646.12	0.048500	2538.39	20110901	0	0
5	1	0	0		597315.86	0.042500	3077.09	20110901	0	0
6	1	0	0		522932.40	0.047500	3151.11	20110901	0	0
7	1	0	0		599339.16	0.048000	3154.11	20110901	0	0
8	1	0	0		497280.49	0.047500	2717.53	20110901	0	0
9	1	0	0		597315.86	0.042500	3077.09	20110901	0	0
10	1	0	0		210390.17	0.048500	1111.75	20110901	0	0
11	1	0	0		494814.21	0.048000	2604.04	20110901	0	0
12	1	0	0		504151.51	0.040000	2525.53	20110901	0	0
13	1	0	0		526237.68	0.045000	2786.77	20110901	0	0
14	1	0	0		434153.09	0.041500	2211.78	20110901	0	0
15	1	0	0		597073.22	0.043000	2968.36	20110901	0	0
16	1	0	0		397894.14	0.041500	1944.03	20110901	0	0
17	1	0	0		472828.21	0.044500	2394.71	20110901	0	0
18	1	0	0		595398.42	0.039500	2841.61	20110901	0	0
19	1	0	0		610419.50	0.046000	3268.11	20110901	0	0
20	1	0	0		384648.38	0.043000	1989.39	20110901	0	0
21	1	0	0		374039.21	0.041500	1827.48	20110901	0	0
22	1	0	0		596838.34	0.042500	2950.09	20110901	0	0
23	1	0	0		599119.08	0.047500	3135.30	20110901	0	0
24	1	0	0		598224.63	0.045500	3185.38	20110901	0	0
25	1	0	0		578124.34	0.045500	3078.35	20110901	0	0
26	1	0	0		598007.41	0.044500	3024.74	20110901	0	0
27	1	0	0		399833.74	0.041500	1943.63	20110901	0	0
28	1	0	0		598246.50	0.044500	3025.94	20110901	0	0
29	1	0	0		263900.91	0.049000	1459.50	20110901	0	0
30	1	0	0		597306.35	0.043500	3111.33	20110901	0	0
31	1	0	0		234915.42	0.042500	1161.16	20110901	0	0
32	1	0	0		400120.32	0.042500	1967.90	20110901	0	0
33	1	0	0		381998.06	0.040500	1921.21	20110901	0	0
34	1	0	0		400120.32	0.042500	2051.39	20110901	0	0
35	1	0	0		701783.98	0.044500	3673.37	20110901	0	0
36	1	0	0		371501.41	0.041500	1802.88	20110901	0	0
37	1	0	0		662818.60	0.039500	3274.31	20110901	0	0
38	1	0	0		307905.23	0.051000	1727.67	20110901	0	0
39	1	0	0		61609.58	0.050000	367.02	20110901	0	0
40	1	0	0		635751.18	0.053000	3644.19	20110901	0	0
41	1	0	0		282287.94	0.046500	1495.35	20110901	0	0
42	1	0	0		604821.13	0.048750	3307.56	20110901	0	0
43	1	0	0		346386.44	0.039500	1708.34	20110901	0	0
44	1	0	0		196299.63	0.058000	2403.48	20110901	0	0
45	1	0	0		165118.19	0.045000	826.92	20110901	0	0
46	1	0	0		711188.35	0.046000	3741.03	20110901	0	0
47	1	0	0		405617.22	0.045000	2112.88	20110901	0	0
48	1	0	0		155124.71	0.057500	919.13	20110901	0	0
49	1	0	0		71296.17	0.048000	368.14	20110901	0	0
50	1	0	0		490169.53	0.050500	2597.16	20110901	0	0
51	1	0	0		890731.69	0.047000	4481.94	20110901	0	0
52	1	0	0		1133784.29	0.052500	6350.35	20110901	0	0
53	1	0	0		431371.45	0.039500	1990.84	20110901	0	0
54	1	0	0		1083400.65	0.043750	5266.11	20110901	0	0
55	1	0	0		941003.41	0.047000	4978.93	20110901	0	0
56	1	0	0		1972516.86	0.049000	10614.54	20110901	0	0
57	1	0	0		721430.03	0.048000	3828.75	20110901	0	0
58	1	0	0		943957.60	0.047500	4810.80	20110901	0	0
59	1	0	0		411523.13	0.051500	2276.93	20110901	0	0
60	1	0	0		687204.74	0.045000	3390.78	20110901	0	0
61	1	0	0		717977.43	0.045000	3547.75	20110901	0	0
62	1	0	0		632773.57	0.046500	3310.39	20110901	0	0
63	1	0	0		410679.47	0.043500	2075.88	20110901	0	0
64	1	0	0		676460.28	0.049000	3635.48	20110901	0	0
65	1	0	0		1143002.20	0.045500	6115.93	20110901	0	0
66	1	0	0		1085911.24	0.047500	5511.59	20110901	0	0
67	1	0	0		1056593.88	0.046500	5307.21	20110901	0	0
68	1	0	0		700234.54	0.043500	3534.47	20110901	0	0
69	1	0	0		1579507.36	0.047500	8346.36	20110901	0	0
70	1	0	0		1074612.72	0.047500	5461.79	20110901	0	0
71	1	0	0		985108.50	0.044500	4831.68	20110901	0	0
72	1	0	0		410574.97	0.037000	1833.72	20110901	0	0
73	1	0	0		679368.72	0.037000	3034.20	20110901	0	0
74	1	0	0		1973687.05	0.046000	10252.89	20110901	0	0
75	1	0	0		703346.52	0.047500	3550.46	20110901	0	0
76	1	0	0		987076.72	0.047000	4980.47	20110901	0	0
77	1	0	0		720075.70	0.039500	3462.94	20110901	0	0
78	1	0	0		165868.37	0.042000	786.94	20110901	0	0
79	1	0	0		246221.90	0.041500	1224.99	20110901	0	0
80	1	0	0		410574.97	0.037000	1919.39	20110901	0	0
81	1	0	0		1775336.20	0.048500	9498.46	20110901	0	0
82	1	0	0		986487.47	0.044500	4831.38	20110901	0	0
83	1	0	0		411276.16	0.037500	1845.38	20110901	0	0
84	1	0	0		558754.96	0.041500	2634.78	20110901	0	0
85	1	0	0		765675.89	0.045000	3767.08	20110901	0	0
86	1	0	0		703299.24	0.041000	3296.05	20110901	0	0
87	1	0	0		1482113.74	0.045500	7644.91	20110901	0	0
88	1	0	0		695717.50	0.040500	3240.98	20110901	0	0
89	1	0	0		411471.77	0.039500	1892.97	20110901	0	0
90	1	0	0		1225645.80	0.047500	6212.28	20110901	0	0
91	1	0	0		1480265.27	0.046000	7689.67	20110901	0	0
92	1	0	0		389301.13	0.048500	2077.79	20110901	0	0
93	1	0	0		1190880.57	0.050500	6251.77	20110901	0	0
94	1	0	0		519036.79	0.041500	2443.76	20110901	0	0
95	1	0	0		297009.64	0.039500	1428.36	20110901	0	0
96	1	0	0		642218.29	0.038500	3047.26	20110901	0	0
97	1	0	0		183336.27	0.047000	921.23	20110901	0	0
98	1	0	0		1434522.48	0.045000	7346.94	20110901	0	0
99	1	0	0		705847.75	0.041500	3328.38	20110901	0	0
100	1	0	0		517853.31	0.042000	2561.23	20110901	0	0
101	1	0	0		720572.69	0.040500	3351.07	20110901	0	0
102	1	0	0		721239.70	0.040000	3483.94	20110901	0	0
103	1	0	0		373791.30	0.041000	1831.33	20110901	0	0
104	1	0	0		721314.03	0.040500	3505.01	20110901	0	0
105	1	0	0		712324.73	0.045500	3659.37	20110901	0	0
106	1	0	0		1347729.28	0.049000	6943.38	20110901	0	0
107	1	0	0		791384.05	0.044500	4029.76	20110901	0	0
108	1	0	0		816504.05	0.047000	4278.77	20110901	0	0
109	1	0	0		721461.23	0.041500	3396.82	20110901	0	0
110	1	0	0		720075.70	0.039500	3312.70	20110901	0	0
111	1	0	0		987900.05	0.050500	5192.62	20110901	0	0
112	1	0	0		217434.32	0.040000	1050.32	20110901	0	0
113	1	0	0		405091.52	0.038500	1922.12	20110901	0	0
114	1	0	0		757401.59	0.049000	3902.06	20110901	0	0
115	1	0	0		593821.15	0.047000	2987.95	20110901	0	0
116	1	0	0		407067.63	0.038500	1846.55	20110901	0	0
117	1	0	0		722699.83	0.043000	3611.33	20110901	0	0
118	1	0	0		722509.89	0.041500	3547.34	20110901	0	0
119	1	0	0		412600.54	0.038000	1943.05	20110901	0	0
120	1	0	0		1484828.96	0.048000	7869.99	20110901	0	0
121	1	0	0		392984.66	0.037500	1842.42	20110901	0	0
122	1	0	0		862246.28	0.047500	4358.48	20110901	0	0
123	1	0	0		1071050.79	0.051500	5897.09	20110901	0	0
124	1	0	0		1067720.22	0.042500	5081.50	20110901	0	0
125	1	0	0		296997.16	0.041000	1449.60	20110901	0	0
126	1	0	0		1148449.67	0.050500	6005.79	20110901	0	0
127	1	0	0		163316.05	0.047500	826.66	20110901	0	0
128	1	0	0		1980314.34	0.049500	10675.40	20110901	0	0
129	1	0	0		412826.08	0.041000	2014.94	20110901	0	0
130	1	0	0		724186.38	0.047500	3655.66	20110901	0	0
131	1	0	0		722762.25	0.043500	3632.79	20110901	0	0
132	1	0	0		435328.86	0.051000	2383.55	20110901	0	0
133	1	0	0		639710.68	0.040500	3228.60	20110901	0	0
134	1	0	0		596841.56	0.041500	2916.04	20110901	0	0
135	1	0	0		600053.90	0.046500	3100.12	20110901	0	0
136	1	0	0		598274.06	0.042500	2952.25	20110901	0	0
137	1	0	0		398388.52	0.041000	2014.94	20110901	0	0
138	1	0	0		1223990.91	0.046000	6111.71	20110901	0	0
139	1	0	0		1482113.74	0.045500	7335.72	20110901	0	0
140	1	0	0		1897511.61	0.046500	9504.39	20110901	0	0
141	1	0	0		1086528.19	0.044000	5508.38	20110901	0	0
142	1	0	0		1090459.43	0.049000	5610.54	20110901	0	0
143	1	0	0		906647.41	0.052500	5041.62	20110901	0	0
144	1	0	0		647753.49	0.052500	3589.32	20110901	0	0
145	1	0	0		636068.10	0.053750	3569.82	20110901	0	0
146	1	0	0		430506.91	0.052500	2385.52	20110901	0	0
147	1	0	0		804076.64	0.052500	4445.24	20110901	0	0
148	1	0	0		656100.94	0.055000	3747.41	20110901	0	0
149	1	0	0		965520.18	0.052500	5356.38	20110901	0	0
150	1	0	0		767338.73	0.052500	4251.97	20110901	0	0
151	1	0	0		517378.10	0.051250	2858.28	20110901	0	0
152	1	0	0		761538.02	0.055000	4357.78	20110901	0	0
153	1	0	0		696819.88	0.053750	3949.20	20110901	0	0
154	1	0	0		760362.94	0.052500	4213.31	20110901	0	0
155	1	0	0		1199934.44	0.053750	6742.05	20110901	0	0
156	1	0	0		996274.47	0.053750	5597.75	20110901	0	0
157	1	0	0		1644027.50	0.050000	8857.56	20110901	0	0
158	1	0	0		935231.29	0.053750	5254.77	20110901	0	0
159	1	0	0		995626.16	0.053750	5594.11	20110901	0	0
160	1	0	0		846050.36	0.052500	4682.69	20110901	0	0
161	1	0	0		494285.73	0.052500	2738.93	20110901	0	0
162	1	0	0		549431.56	0.055000	3129.94	20110901	0	0
163	1	0	0		1063895.36	0.053750	5977.69	20110901	0	0
164	1	0	0		470914.83	0.052500	2606.40	20110901	0	0
165	1	0	0		630475.99	0.052500	3485.51	20110901	0	0
166	1	0	0		396940.24	0.041500	2022.19	20110901	0	0
167	1	0	0		320860.34	0.042500	1585.97	20110901	0	0
168	1	0	0		573857.64	0.044500	3022.32	20110901	0	0
169	1	0	0		310304.66	0.042500	1648.00	20110901	0	0
170	1	0	0		434453.28	0.048500	2456.41	20110901	0	0
171	1	0	0		399040.07	0.041000	1931.67	20110901	0	0
172	1	0	0		264219.56	0.040000	1405.73	20110901	0	0
173	1	0	0		400542.71	0.044000	2088.18	20110901	0	0
174	1	0	0		92862.87	0.051500	525.28	20110901	0	0
175	1	0	0		405418.12	0.044000	2088.18	20110901	0	0
176	1	0	0		220340.10	0.039500	1086.70	20110901	0	0
177	1	0	0		906282.71	0.055500	5144.58	20110901	0	0
178	1	0	0		548978.46	0.050500	2949.31	20110901	0	0
179	1	0	0		603470.91	0.045000	3040.88	20110901	0	0
180	1	0	0		711245.94	0.044500	3673.37	20110901	0	0
181	1	0	0		1033652.43	0.047000	5230.07	20110901	0	0
182	1	0	0		1890636.62	0.048000	10073.58	20110901	0	0
183	1	0	0		991006.89	0.047000	4979.65	20110901	0	0
184	1	0	0		574521.86	0.046000	2988.59	20110901	0	0
185	1	0	0		1133472.89	0.046500	5693.37	20110901	0	0
186	1	0	0		715703.76	0.041000	3349.03	20110901	0	0
187	1	0	0		1084191.48	0.046500	5445.83	20110901	0	0
188	1	0	0		488421.32	0.042500	2324.50	20110901	0	0
189	1	0	0		1934349.75	0.046500	10312.74	20110901	0	0
190	1	0	0		592183.69	0.040500	2881.82	20110901	0	0
191	1	0	0		719750.29	0.042000	3564.94	20110901	0	0
192	1	0	0		710245.69	0.039000	3243.10	20110901	0	0
193	1	0	0		915037.87	0.044500	4468.51	20110901	0	0
194	1	0	0		1281543.55	0.046500	6410.15	20110901	0	0
195	1	0	0		721239.70	0.040000	3333.46	20110901	0	0
196	1	0	0		721387.81	0.041000	3375.64	20110901	0	0
197	1	0	0		940039.43	0.046000	4674.03	20110901	0	0
198	1	0	0		1110547.91	0.050500	6046.68	20110901	0	0
199	1	0	0		722384.63	0.046500	3608.30	20110901	0	0
200	1	0	0		346558.04	0.042000	1711.57	20110901	0	0
201	1	0	0		642810.28	0.043000	3082.57	20110901	0	0
202	1	0	0		450981.42	0.048000	2387.23	20110901	0	0
203	1	0	0		316553.57	0.044500	1611.91	20110901	0	0
204	1	0	0		262529.56	0.045000	1287.96	20110901	0	0
205	1	0	0		851063.09	0.051250	4688.04	20110901	0	0
206	1	0	0		990680.89	0.052500	5522.04	20110901	0	0
207	1	0	0		867376.35	0.048750	4630.58	20110901	0	0
208	1	0	0		589581.82	0.053750	3331.83	20110901	0	0
209	1	0	0		587346.37	0.051250	3228.81	20110901	0	0
210	1	0	0		959443.86	0.050000	5237.11	20110901	0	0
211	1	0	0		574877.60	0.051250	3152.58	20110901	0	0
212	1	0	0		522613.06	0.051250	2869.45	20110901	0	0
213	1	0	0		773203.75	0.048750	4127.83	20110901	0	0
214	1	0	0		714340.25	0.051250	3927.69	20110901	0	0
215	1	0	0		773356.94	0.050000	4187.21	20110901	0	0
216	1	0	0		1082239.34	0.051250	5934.91	20110901	0	0
217	1	0	0		572801.75	0.052500	3188.98	20110901	0	0
218	1	0	0		703827.09	0.052500	3918.44	20110901	0	0
219	1	0	0		758419.17	0.053750	4280.99	20110901	0	0
220	1	0	0		984704.62	0.053750	5599.72	20110901	0	0
221	1	0	0		712892.66	0.050000	3854.26	20110901	0	0
222	1	0	0		620651.25	0.052500	3451.28	20110901	0	0
223	1	0	0		512568.02	0.053750	2911.86	20110901	0	0
224	1	0	0		573942.25	0.051250	3147.46	20110901	0	0
225	1	0	0		913598.66	0.052500	5080.28	20110901	0	0
226	1	0	0		549082.75	0.052500	3053.30	20110901	0	0
227	1	0	0		442175.94	0.058750	2626.43	20110901	0	0
228	1	0	0		522032.09	0.053750	2939.85	20110901	0	0
229	1	0	0		1426887.72	0.053750	8035.59	20110901	0	0
230	1	0	0		605114.29	0.053750	3404.63	20110901	0	0
231	1	0	0		715024.01	0.055000	4082.41	20110901	0	0
232	1	0	0		680244.01	0.052500	3773.80	20110901	0	0
233	1	0	0		802920.57	0.052500	4449.14	20110901	0	0
234	1	0	0		543536.21	0.053750	3057.45	20110901	0	0
235	1	0	0		500208.93	0.051250	2744.22	20110901	0	0
236	1	0	0		709894.75	0.053750	3988.68	20110901	0	0
237	1	0	0		597926.26	0.052500	3313.23	20110901	0	0
238	1	0	0		801156.10	0.051250	4377.68	20110901	0	0
239	1	0	0		486133.81	0.053750	2729.86	20110901	0	0
240	1	0	0		906927.18	0.053750	5095.74	20110901	0	0
241	1	0	0		592908.69	0.052500	3285.42	20110901	0	0
242	1	0	0		1257035.10	0.051250	6860.54	20110901	0	0
243	1	0	0		583047.42	0.052500	3233.71	20110901	0	0
244	1	0	0		1187134.35	0.050000	6388.18	20110901	0	0
245	1	0	0		759065.51	0.048750	4021.99	20110901	0	0
246	1	0	0		564351.91	0.052500	3119.95	20110901	0	0
247	1	0	0		466792.82	0.046250	2406.18	20110901	0	0
248	1	0	0		697407.36	0.048750	3704.46	20110901	0	0
249	1	0	0		652062.02	0.051250	3558.77	20110901	0	0
250	1	0	0		1769270.12	0.050500	9669.28	20110901	0	0
251	1	0	0		1126058.57	0.047000	5948.78	20110901	0	0
252	1	0	0		1209450.55	0.048000	6427.16	20110901	0	0
253	1	0	0		1027069.61	0.049000	5512.66	20110901	0	0
254	1	0	0		1305353.06	0.049500	7045.77	20110901	0	0
255	1	0	0		1090196.46	0.047500	5738.13	20110901	0	0
256	1	0	0		1230708.14	0.051500	6784.38	20110901	0	0
257	1	0	0		1040569.83	0.051000	5697.42	20110901	0	0
258	1	0	0		991405.32	0.049500	5337.70	20110901	0	0
259	1	0	0		803060.06	0.049500	4312.87	20110901	0	0
260	1	0	0		994106.62	0.051500	5460.27	20110901	0	0
261	1	0	0		869937.57	0.052500	4831.79	20110901	0	0
262	1	0	0		995424.27	0.053000	5553.05	20110901	0	0
263	1	0	0		995338.71	0.052000	5491.11	20110901	0	0
264	1	0	0		962189.35	0.050500	5226.06	20110901	0	0
265	1	0	0		894695.97	0.051500	4914.24	20110901	0	0
266	1	0	0		796406.83	0.054000	4492.25	20110901	0	0
267	1	0	0		1938981.54	0.056000	11481.58	20110901	0	0
268	1	0	0		933587.10	0.051500	5121.73	20110901	0	0
269	1	0	0		1296835.52	0.053500	7266.36	20110901	0	0
270	1	0	0		995207.90	0.050500	5398.82	20110901	0	0
271	1	0	0		903230.61	0.051500	4955.19	20110901	0	0
272	1	0	0		1992760.60	0.050000	10736.44	20110901	0	0
273	1	0	0		940387.54	0.049500	5044.13	20110901	0	0
274	1	0	0		553081.79	0.052500	3064.74	20110901	0	0
275	1	0	0		1409971.72	0.051000	7682.74	20110901	0	0
276	1	0	0		1646206.48	0.052500	9111.37	20110901	0	0
277	1	0	0		1283506.93	0.052000	7072.55	20110901	0	0
278	1	0	0		1197136.83	0.050500	6478.58	20110901	0	0
279	1	0	0		1096162.77	0.052000	6040.22	20110901	0	0
280	1	0	0		1011225.92	0.051500	5534.53	20110901	0	0
281	1	0	0		917865.06	0.052000	5051.83	20110901	0	0
282	1	0	0		586648.13	0.052500	3246.96	20110901	0	0
283	1	0	0		1720959.68	0.051500	9418.96	20110901	0	0
284	1	0	0		2393563.05	0.050000	13420.55	20110901	0	0
285	1	0	0		1097447.38	0.052000	6040.22	20110901	0	0
286	1	0	0		805066.83	0.052000	4425.84	20110901	0	0
287	1	0	0		594311.12	0.052000	3267.21	20110901	0	0
288	1	0	0		1095174.60	0.049000	6899.45	20110901	0	0
289	1	0	0		1097276.93	0.048500	5804.62	20110901	0	0
290	1	0	0		1695830.12	0.049000	9022.36	20110901	0	0
291	1	0	0		768162.80	0.050500	4157.09	20110901	0	0
292	1	0	0		998809.51	0.050500	5398.82	20110901	0	0
293	1	0	0		479953.20	0.051500	2626.83	20110901	0	0
294	1	0	0		773167.87	0.051000	4207.87	20110901	0	0
295	1	0	0		498817.99	0.051000	2714.75	20110901	0	0
296	1	0	0		2494089.97	0.051000	13573.75	20110901	0	0
297	1	0	0		1444513.05	0.050000	7773.18	20110901	0	0
298	1	0	0		1578066.18	0.049000	8385.49	20110901	0	0
299	1	0	0		998776.06	0.049000	5307.27	20110901	0	0
300	1	120	0		1462500.00	0.049000	5971.87	20110901	0	0
301	1	0	0		1003758.57	0.048500	5303.31	20110901	0	0
302	1	0	0		1094680.04	0.050000	5905.04	20110901	0	0
303	1	0	0		995704.56	0.055000	5464.55	20110901	0	0
304	1	0	0		852895.47	0.051250	4504.59	20110901	0	0
305	1	0	0		948201.94	0.053750	5135.96	20110901	0	0
306	1	0	0		885138.64	0.056250	4927.23	20110901	0	0
307	1	0	0		1149250.16	0.047500	5817.11	20110901	0	0
308	1	0	0		741397.95	0.051250	4095.98	20110901	0	0
309	1	0	0		988524.78	0.051250	5228.01	20110901	0	0
310	1	0	0		1437363.49	0.047500	7275.44	20110901	0	0
311	1	0	0		772897.16	0.053750	4206.58	20110901	0	0
312	1	0	0		614009.15	0.053750	3329.77	20110901	0	0
313	1	0	0		929896.24	0.051250	4924.21	20110901	0	0
314	1	0	0		889846.11	0.050000	4632.30	20110901	0	0
315	1	0	0		497636.82	0.051250	2618.65	20110901	0	0
316	1	0	0		611692.82	0.047500	3096.19	20110901	0	0
317	1	0	0		628339.60	0.048750	3227.71	20110901	0	0
318	1	0	0		1041052.52	0.048750	5335.56	20110901	0	0
319	1	0	0		1379874.06	0.050000	7174.00	20110901	0	0
320	1	0	0		614737.26	0.047500	3103.17	20110901	0	0
321	1	0	0		748636.86	0.053750	4099.48	20110901	0	0
322	1	0	0		496188.03	0.047500	2504.73	20110901	0	0
323	1	0	0		1288211.19	0.047500	6485.40	20110901	0	0
324	1	0	0		692065.41	0.053750	3753.06	20110901	0	0
325	1	0	0		576767.58	0.053750	3124.08	20110901	0	0
326	1	0	0		664135.18	0.052500	3550.21	20110901	0	0
327	1	0	0		796390.08	0.053750	4313.67	20110901	0	0
328	1	0	0		1789343.01	0.051250	9427.54	20110901	0	0
329	1	0	0		662312.53	0.053750	3591.71	20110901	0	0
330	1	0	0		970200.38	0.052500	5209.11	20110901	0	0
331	1	0	0		446940.40	0.053750	2426.66	20110901	0	0
332	1	0	0		870570.27	0.047500	4382.82	20110901	0	0
333	1	0	0		1212679.58	0.052500	6497.65	20110901	0	0
334	1	0	0		618991.78	0.050000	3209.92	20110901	0	0
335	1	0	0		895843.46	0.052500	4782.99	20110901	0	0
336	1	0	0		890020.73	0.052500	4757.69	20110901	0	0
337	1	0	0		570298.95	0.051250	3022.74	20110901	0	0
338	1	0	0		759680.95	0.053750	4119.74	20110901	0	0
339	1	0	0		758270.88	0.048750	3879.69	20110901	0	0
340	1	0	0		1488715.44	0.051250	7824.12	20110901	0	0
341	1	0	0		617857.14	0.052500	3294.80	20110901	0	0
342	1	0	0		569765.78	0.045000	2783.44	20110901	0	0
343	1	0	0		522852.52	0.053750	2961.69	20110901	0	0
344	1	0	0		545536.72	0.050000	2968.63	20110901	0	0
345	1	0	0		450289.48	0.048750	2413.19	20110901	0	0
346	1	0	0		691414.10	0.049900	3753.48	20110901	0	0
347	1	0	0		530413.34	0.049900	2879.46	20110901	0	0
348	1	0	0		513955.89	0.049900	2793.66	20110901	0	0
349	1	0	0		655703.16	0.053750	3727.54	20110901	0	0
350	1	0	0		584982.46	0.049900	3179.73	20110901	0	0
351	1	0	0		740800.87	0.049900	4021.58	20110901	0	0
352	1	0	0		589920.22	0.049900	3211.91	20110901	0	0
353	1	0	0		591345.43	0.051250	3266.93	20110901	0	0
354	1	0	0		661136.04	0.051250	3634.46	20110901	0	0
355	1	0	0		919755.18	0.049900	4986.76	20110901	0	0
356	1	0	0		790187.55	0.049900	4289.69	20110901	0	0
357	1	0	0		743715.98	0.049900	4032.31	20110901	0	0
358	1	0	0		642352.54	0.046250	3341.91	20110901	0	0
359	1	0	0		732966.79	0.046250	3830.34	20110901	0	0
360	1	0	0		607123.06	0.047500	3208.14	20110901	0	0
361	1	0	0		919518.87	0.047500	4846.11	20110901	0	0
362	1	0	0		627282.08	0.047500	3305.95	20110901	0	0
363	1	0	0		716845.35	0.048750	3836.76	20110901	0	0
364	1	0	0		806821.79	0.048750	4318.34	20110901	0	0
365	1	0	0		534568.84	0.048750	2861.17	20110901	0	0
366	1	0	0		968977.08	0.048750	5186.25	20110901	0	0
367	1	0	0		823630.55	0.048750	4408.31	20110901	0	0
368	1	0	0		791001.73	0.048750	4233.67	20110901	0	0
369	1	0	0		538869.91	0.048750	2884.19	20110901	0	0
370	1	0	0		884652.29	0.048750	4919.00	20110901	0	0
371	1	0	0		890073.92	0.048750	4789.34	20110901	0	0
372	1	0	0		693015.61	0.048750	3704.46	20110901	0	0
373	1	0	0		631064.81	0.048750	3394.88	20110901	0	0
374	1	0	0		840703.96	0.049900	4552.43	20110901	0	0
375	1	0	0		613170.09	0.049900	3324.51	20110901	0	0
376	1	0	0		839524.86	0.049900	4557.53	20110901	0	0
377	1	0	0		642027.40	0.049900	3485.37	20110901	0	0
378	1	0	0		578318.46	0.049900	3139.52	20110901	0	0
379	1	0	0		963041.06	0.049900	5228.06	20110901	0	0
380	1	0	0		991467.70	0.049900	5362.11	20110901	0	0
381	1	0	0		900279.72	0.051250	5021.08	20110901	0	0
382	1	0	0		943273.54	0.051250	5198.22	20110901	0	0
383	1	0	0		884898.86	0.050000	4791.13	20110901	0	0
384	1	0	0		464192.63	0.052500	2584.31	20110901	0	0
385	1	0	0		743756.78	0.051250	4083.65	20110901	0	0
386	1	0	0		693024.39	0.051250	3811.41	20110901	0	0
387	1	0	0		863380.75	0.051250	4764.26	20110901	0	0
388	1	0	0		933311.32	0.047500	4912.37	20110901	0	0
389	1	0	0		595997.07	0.051250	3272.37	20110901	0	0
390	1	0	0		772807.56	0.048750	4125.71	20110901	0	0
391	1	0	0		983427.70	0.051250	5444.87	20110901	0	0
392	1	0	0		952008.64	0.051250	5227.08	20110901	0	0
393	1	0	0		477800.52	0.048750	2550.78	20110901	0	0
394	1	0	0		1013424.58	0.050000	5503.50	20110901	0	0
395	1	0	0		930011.30	0.050000	5035.39	20110901	0	0
396	1	0	0		782959.34	0.047500	4121.01	20110901	0	0
397	1	0	0		984150.03	0.048750	5253.98	20110901	0	0
398	1	0	0		493661.07	0.048750	2635.46	20110901	0	0
399	1	0	0		783117.02	0.048750	4180.74	20110901	0	0
400	1	0	0		728687.50	0.050000	3959.06	20110901	0	0
401	1	0	0		747578.43	0.050000	4047.63	20110901	0	0
402	1	0	0		906186.24	0.051250	5009.28	20110901	0	0
403	1	0	0		753378.36	0.048750	4021.98	20110901	0	0
404	1	0	0		538169.89	0.048750	2873.07	20110901	0	0
405	1	0	0		680157.51	0.050000	3682.60	20110901	0	0
406	1	0	0		879368.42	0.050000	4938.76	20110901	0	0
407	1	0	0		631152.61	0.048750	3369.47	20110901	0	0
408	1	0	0		987517.38	0.050000	5346.74	20110901	0	0
409	1	0	0		1332323.16	0.053750	7520.41	20110901	0	0
410	1	120	0		1100000.00	0.050000	4583.33	20110901	0	0
411	1	0	0		728596.18	0.048750	3889.68	20110901	0	0
412	1	0	0		541349.86	0.050000	2931.05	20110901	0	0
413	1	0	0		887549.75	0.051250	4873.16	20110901	0	0
414	1	0	0		663666.84	0.048750	3543.05	20110901	0	0
415	1	0	0		600930.29	0.051250	3310.48	20110901	0	0
416	1	0	0		702965.00	0.048750	3779.98	20110901	0	0
417	1	0	0		725906.63	0.051250	3985.64	20110901	0	0
418	1	0	0		403674.13	0.052000	2240.38	20110901	0	0
419	1	0	0		846164.46	0.053750	4583.27	20110901	0	0
420	1	0	0		992547.12	0.048750	5085.05	20110901	0	0
421	1	0	0		494947.53	0.047500	2498.47	20110901	0	0
422	1	0	0		546743.70	0.051250	2880.63	20110901	0	0
423	1	0	0		842488.32	0.047500	4247.83	20110901	0	0
424	1	0	0		904487.19	0.050000	4696.41	20110901	0	0
425	1	0	0		506560.06	0.052500	2707.38	20110901	0	0
426	1	0	0		474507.37	0.047500	2500.78	20110901	0	0
427	1	0	0		1397235.07	0.051250	7712.34	20110901	0	0
428	1	0	0		548738.70	0.052500	3058.66	20110901	0	0
429	1	0	0		1015448.99	0.052500	5660.09	20110901	0	0
430	1	0	0		609996.68	0.052500	3396.06	20110901	0	0
431	1	0	0		872332.78	0.048750	4657.04	20110901	0	0
432	1	0	0		811631.33	0.047500	4277.51	20110901	0	0
433	1	0	0		988114.43	0.047500	5200.83	20110901	0	0
434	1	0	0		567097.82	0.050000	3074.29	20110901	0	0
435	1	0	0		736030.77	0.048750	3929.38	20110901	0	0
436	1	0	0		655143.67	0.047500	3463.74	20110901	0	0
437	1	0	0		1429015.49	0.047500	7531.29	20110901	0	0
438	1	0	0		1093722.66	0.047500	5764.21	20110901	0	0
439	1	0	0		642109.96	0.051250	3525.56	20110901	0	0
440	1	0	0		546366.42	0.047500	2879.50	20110901	0	0
441	1	0	0		804427.43	0.048750	4294.52	20110901	0	0
442	1	0	0		542532.15	0.048750	2900.07	20110901	0	0
443	1	0	0		824062.23	0.050000	4543.66	20110901	0	0
444	1	0	0		917238.45	0.047500	4840.89	20110901	0	0
445	1	0	0		554666.58	0.047500	2921.23	20110901	0	0
446	1	0	0		1238281.66	0.048750	6615.11	20110901	0	0
447	1	0	0		990021.33	0.048750	5292.08	20110901	0	0
448	1	0	0		951444.20	0.047500	5007.82	20110901	0	0
449	1	0	0		922702.66	0.047500	4856.54	20110901	0	0
450	1	0	0		555891.44	0.053750	3141.44	20110901	0	0
451	1	0	0		550566.86	0.048750	2977.97	20110901	0	0
452	1	0	0		892334.91	0.050000	4831.40	20110901	0	0
453	1	0	0		547057.70	0.048750	2920.53	20110901	0	0
454	1	0	0		571094.32	0.050000	3092.10	20110901	0	0
455	1	0	0		1089392.23	0.050000	5898.33	20110901	0	0
456	1	0	0		737806.67	0.051250	4050.99	20110901	0	0
457	1	0	0		336496.18	0.047500	1755.57	20110901	0	0
458	1	0	0		941758.21	0.048500	4843.00	20110901	0	0
459	1	0	0		1342210.35	0.044500	6583.15	20110901	0	0
460	1	0	0		1484075.81	0.048000	7855.82	20110901	0	0
461	1	0	0		719586.15	0.041000	3522.52	20110901	0	0
462	1	0	0		989230.13	0.044500	4830.82	20110901	0	0
463	1	0	0		840236.61	0.046250	4361.19	20110901	0	0
464	1	0	0		460309.30	0.053750	2620.67	20110901	0	0
465	1	0	0		998797.44	0.050000	5368.22	20110901	0	0
466	1	0	0		1129730.20	0.053500	6351.96	20110901	0	0
467	1	0	0		847034.84	0.052000	4667.45	20110901	0	0
468	1	0	0		1544337.64	0.049500	8273.44	20110901	0	0
469	1	0	0		997547.13	0.049000	5307.27	20110901	0	0
470	1	0	0		1068737.93	0.051000	5809.57	20110901	0	0
471	1	0	0		998730.29	0.047000	5186.38	20110901	0	0
472	1	120	0		999999.00	0.050000	4166.66	20110901	0	0
473	1	0	0		1474044.21	0.048750	7869.33	20110901	0	0

KEY	ARM Look-back Days	Gross Margin	ARM Round Flag	ARM Round Factor	Initial Fixed Rate Period	Initial Interest Rate Cap (Change Up)	Initial Interest Rate Cap (Change Down)	Subsequent Interest Rate Reset Period	Subsequent Interest Rate Cap (Change Down)	Subsequent Interest Rate Cap (Change Up)
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446
447
448
449
450
451
452
453
454
455
456
457
458
459
460
461
462
463
464
465
466
467
468
469
470
471
472
473

KEY	Lifetime Maximum Rate (Ceiling)	Lifetime Minimum Rate (Floor)	Negative Amortization Limit	Initial Negative Amortization Recast Period	Subsequent Negative Amortization Recast Period	Initial Fixed Payment Period	Subsequent Payment Reset Period	Initial Periodic Payment Cap	Subsequent Periodic Payment Cap	Initial Minimum Payment Reset Period
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98
99
100
101
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146
147
148
149
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194
195
196
197
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242
243
244
245
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290
291
292
293
294
295
296
297
298
299
300
301
302
303
304
305
306
307
308
309
310
311
312
313
314
315
316
317
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338
339
340
341
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365
366
367
368
369
370
371
372
373
374
375
376
377
378
379
380
381
382
383
384
385
386
387
388
389
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434
435
436
437
438
439
440
441
442
443
444
445
446
447
448
449
450
451
452
453
454
455
456
457
458
459
460
461
462
463
464
465
466
467
468
469
470
471
472
473

KEY	Subsequent Minimum Payment Reset Period	Option ARM Indicator	Options at Recast	Initial Minimum Payment	Current Minimum Payment	Prepayment Penalty Calculation	Prepayment Penalty Type	Prepayment Penalty Total Term	Prepayment Penalty Hard Term	Primary Borrower ID
1		0						0		109
2		0						0		165
3		0						0		186
4		0						0		127
5		0						0		269
6		0						0		70
7		0						0		270
8		0						0		428
9		0						0		344
10		0						0		385
11		0						0		446
12		0						0		100
13		0						0		351
14		0						0		427
15		0						0		370
16		0						0		81
17		0						0		13
18		0						0		369
19		0						0		14
20		0						0		117
21		0						0		342
22		0						0		17
23		0						0		9
24		0						0		84
25		0						0		215
26		0						0		395
27		0						0		348
28		0						0		140
29		0						0		37
30		0						0		302
31		0						0		12
32		0						0		226
33		0						0		413
34		0						0		379
35		0						0		434
36		0						0		142
37		0						0		406
38		0						0		73
39		0						0		110
40		0						0		99
41		0						0		77
42		0						0		49
43		0						0		441
44		0						0		223
45		0						0		221
46		0						0		79
47		0						0		391
48		0						0		330
49		0						0		33
50		0						0		243
51		0				20	1	60		47
52		0				20	1	60		255
53		0						0		174
54		0				20	1	36		449
55		0				20	1	60		58
56		0				20	1	60		224
57		0						0		242
58		0				20	1	60		445
59		0						0		343
60		0				20	1	60		414
61		0						0		244
62		0				20	1	60		141
63		0						0		411
64		0				20	1	60		213
65		0				20	1	60		340
66		0				20	1	60		133
67		0				20	1	60		314
68		0						0		375
69		0				20	1	60		248
70		0				20	1	60		101
71		0				20	1	60		7
72		0						0		420
73		0						0		35
74		0				20	1	36		146
75		0						0		208
76		0				20	1	60		367
77		0						0		260
78		0						0		260
79		0						0		452
80		0						0		138
81		0				20	1	60		324
82		0				20	1	60		93
83		0						0		278
84		0						0		256
85		0				20	1	60		364
86		0						0		119
87		0				20	1	60		163
88		0						0		67
89		0						0		18
90		0				20	1	60		21
91		0				20	1	60		377
92		0						0		122
93		0				20	1	60		279
94		0						0		257
95		0						0		48
96		0						0		241
97		0						0		292
98		0				20	1	60		150
99		0						0		311
100		0						0		68
101		0						0		350
102		0						0		197
103		0						0		229
104		0						0		304
105		0						0		300
106		0				20	1	60		239
107		0						0		464
108		0				20	1	60		438
109		0						0		166
110		0						0		11
111		0				20	1	60		363
112		0						0		156
113		0						0		308
114		0				20	1	60		170
115		0						0		419
116		0						0		212
117		0						0		465
118		0						0		323
119		0						0		272
120		0				20	1	60		453
121		0						0		193
122		0						0		360
123		0				20	1	60		191
124		0						0		422
125		0						0		53
126		0				20	1	60		175
127		0						0		346
128		0				20	1	60		178
129		0						0		403
130		0						0		125
131		0						0		106
132		0				20	1	60		143
133		0						0		136
134		0						0		5
135		0						0		312
136		0						0		312
137		0						0		322
138		0				20	1	60		194
139		0				20	1	60		262
140		0				20	1	60		120
141		0				20	1	60		211
142		0				20	1	60		92
143		0						0		281
144		0						0		214
145		0						0		415
146		0						0		290
147		0						0		456
148		0						0		42
149		0						0		83
150		0						0		164
151		0						0		463
152		0						0		80
153		0						0		228
154		0						0		394
155		0						0		265
156		0						0		195
157		0						0		440
158		0						0		171
159		0						0		307
160		0						0		66
161		0						0		390
162		0						0		45
163		0						0		398
164		0						0		72
165		0						0		210
166		0						0		111
167		0						0		103
168		0						0		359
169		0						0		378
170		0						0		437
171		0						0		442
172		0						0		40
173		0						0		249
174		0						0		407
175		0						0		64
176		0						0		75
177		0						0		383
178		0						0		331
179		0						0		49
180		0						0		368
181		0				20	1	60		189
182		0				20	1	48		287
183		0						0		209
184		0						0		118
185		0				20	1	60		10
186		0						0		61
187		0				20	1	60		284
188		0						0		366
189		0				20	1	60		145
190		0						0		157
191		0						0		169
192		0						0		280
193		0				20	1	60		325
194		0				20	1	60		26
195		0						0		39
196		0						0		88
197		0				20	1	60		352
198		0				20	1	60		392
199		0						0		266
200		0						0		273
201		0						0		115
202		0						0		57
203		0						0		34
204		0						0		355
205		0						0		327
206		0						0		43
207		0						0		113
208		0						0		200
209		0						0		430
210		0						0		54
211		0						0		268
212		0						0		167
213		0						0		159
214		0						0		126
215		0						0		400
216		0						0		258
217		0						0		469
218		0						0		135
219		0						0		345
220		0						0		85
221		0						0		203
222		0						0		408
223		0						0		60
224		0						0		128
225		0						0		416
226		0						0		423
227		0						0		357
228		0						0		371
229		0						0		231
230		0						0		455
231		0						0		62
232		0						0		275
233		0						0		225
234		0						0		29
235		0						0		467
236		0						0		294
237		0						0		32
238		0						0		288
239		0						0		86
240		0						0		201
241		0						0		298
242		0						0		295
243		0						0		71
244		0						0		246
245		0						0		421
246		0						0		282
247		0						0		332
248		0						0		432
249		0						0		321
250		0				20	1	60		196
251		0				20	1	60		220
252		0				20	1	60		402
253		0				20	1	60		365
254		0				20	1	60		180
255		0				20	1	60		139
256		0				20	1	60		310
257		0				20	1	60		267
258		0				20	1	60		27
259		0				20	1	60		313
260		0				20	1	60		250
261		0				20	1	60		168
262		0				20	1	60		417
263		0				20	1	60		462
264		0				20	1	60		78
265		0				20	1	60		457
266		0				20	1	60		418
267		0				20	1	60		286
268		0				20	1	60		31
269		0				20	1	60		316
270		0				20	1	60		301
271		0				20	1	60		254
272		0				20	1	60		121
273		0				20	1	60		460
274		0				20	1	60		166
275		0				20	1	60		396
276		0				20	1	60		87
277		0				20	1	60		155
278		0				20	1	60		124
279		0				20	1	60		444
280		0				20	1	60		318
281		0				20	1	60		153
282		0				20	1	60		397
283		0				20	1	60		16
284		0				20	1	60		362
285		0				20	1	60		372
286		0				20	1	60		401
287		0				20	1	60		28
288		0				20	1	60		252
289		0				20	1	60		134
290		0				20	1	60		271
291		0				20	1	60		46
292		0				20	1	60		461
293		0				20	1	60		192
294		0				20	1	60		89
295		0				20	1	60		317
296		0				20	1	60		247
297		0				20	1	60		38
298		0				20	1	60		50
299		0				20	1	60		1
300		0				20	1	60		65
301		0				20	1	60		470
302		0				20	1	60		349
303		0						0		3
304		0						0		276
305		0						0		274
306		0						0		185
307		0						0		236
308		0						0		161
309		0						0		253
310		0						0		131
311		0						0		339
312		0						0		296
313		0						0		459
314		0						0		22
315		0						0		51
316		0						0		429
317		0						0		356
318		0						0		237
319		0						0		173
320		0						0		388
321		0						0		315
322		0						0		104
323		0						0		334
324		0						0		114
325		0						0		184
326		0						0		297
327		0						0		95
328		0						0		108
329		0						0		320
330		0						0		25
331		0						0		23
332		0						0		431
333		0						0		309
334		0						0		116
335		0						0		41
336		0						0		162
337		0						0		96
338		0						0		451
339		0						0		199
340		0						0		299
341		0						0		380
342		0						0		107
343		0						0		181
344		0						0		74
345		0						0		382
346		0						0		2
347		0						0		102
348		0						0		436
349		0						0		439
350		0						0		55
351		0						0		147
352		0						0		458
353		0						0		448
354		0						0		410
355		0						0		381
356		0						0		234
357		0						0		466
358		0						0		198
359		0						0		399
360		0						0		217
361		0						0		91
362		0						0		105
363		0						0		303
364		0						0		354
365		0						0		283
366		0						0		251
367		0						0		341
368		0						0		336
369		0						0		148
370		0						0		424
371		0						0		329
372		0						0		245
373		0						0		319
374		0						0		384
375		0						0		137
376		0						0		233
377		0						0		187
378		0						0		376
379		0						0		63
380		0						0		59
381		0						0		44
382		0						0		277
383		0						0		412
384		0						0		291
385		0						0		24
386		0						0		259
387		0						0		389
388		0						0		435
389		0						0		206
390		0						0		289
391		0						0		468
392		0						0		4
393		0						0		338
394		0						0		219
395		0						0		305
396		0						0		132
397		0						0		218
398		0						0		450
399		0						0		76
400		0						0		97
401		0						0		261
402		0						0		433
403		0						0		306
404		0						0		393
405		0						0		188
406		0						0		90
407		0						0		216
408		0						0		20
409		0						0		149
410		0						0		264
411		0						0		123
412		0						0		227
413		0						0		337
414		0						0		19
415		0						0		235
416		0						0		129
417		0						0		205
418		0						0		263
419		0						0		112
420		0						0		443
421		0						0		204
422		0						0		447
423		0						0		158
424		0						0		176
425		0						0		404
426		0						0		409
427		0						0		425
428		0						0		160
429		0						0		144
430		0						0		335
431		0						0		405
432		0						0		182
433		0						0		52
434		0						0		358
435		0						0		190
436		0						0		347
437		0						0		386
438		0						0		454
439		0						0		230
440		0						0		202
441		0						0		238
442		0						0		15
443		0						0		326
444		0						0		154
445		0						0		152
446		0						0		8
447		0						0		151
448		0						0		293
449		0						0		373
450		0						0		30
451		0						0		333
452		0						0		98
453		0						0		94
454		0						0		56
455		0						0		130
456		0						0		328
457		0						0		6
458		0				20	1	60		232
459		0				20	1	60		240
460		0				20	1	60		374
461		0						0		353
462		0				20	1	60		222
463		0						0		285
464		0						0		426
465		0						0		183
466		0				20	1	60		387
467		0				20	1	60		361
468		0				20	1	60		36
469		0				20	1	60		179
470		0				20	1	60		207
471		0				20	1	60		177
472		0						0		82
473		0						0		69

KEY	Number of Mortgaged Properties	Total Number of Borrowers	Self-employment Flag	Current ‘Other’ Monthly Payment	Length of Employment: Borrower	Length of Employment: Co- Borrower	Years in Home	FICO Model Used	Most Recent FICO Date	Primary Wage Earner Original FICO: Equifax
1	1	3	0		5	13	2	1	20110825
2	2	2	0		0	27	23	1	20110825
3	1	2	0		5	1	2	1	20110825
4	1	2	0		18	3	11	1	20110825
5	1	1	0		0	0	7	1	20110825
6	1	2	0		10	3	4	1	20110825
7	1	2	1		2	3	7	1	20110825
8	2	2	0		9	2	4	1	20110825
9	1	2	0		7	2	2	1	20110825
10	3	1	0		3	0	1	1	20110825
11	1	2	0		3	10	6	1	20110825
12	1	2	0		3	0	2	1	20110825
13	1	2	0		20	9	3	1	20110825
14	1	1	1		1	0	31	1	20110825
15	1	2	0		10	0	11	1	20110825
16	1	2	0		4	13	7	1	20110825
17	1	1	0		11	0	5	1	20110825
18	1	2	0		2	0	9	1	20110825
19	1	1	0		1	0	1	1	20110825
20	3	1	1		20	0	3	1	20110825
21	2	2	0		0	0	4	1	20110825
22	1	1	0		7	0	2	1	20110825
23	1	2	1		3	5	1	1	20110825
24	1	2	0		7	0	3	1	20110825
25	1	2	1		4	10	2	1	20110825
26	3	2	0		2	0	1	1	20110825
27	1	2	1		7	11	2	1	20110825
28	1	2	0		3	3	5	1	20110825
29	2	2	0		18	0	12	1	20110825
30	1	2	0		1	0	2	1	20110825
31	2	1	0		3	0	10	1	20110825
32	1	1	0		22	0	9	1	20110825
33	1	1	0		3	0	1	1	20110825
34	2	2	1		11	0	2	1	20110825
35	1	2	1		7	0	7	1	20110825
36	1	1	0		16	0	9	1	20110825
37	2	1	0		3	0	1	1	20110825
38	2	2	0		7	11	1	1	20110825
39	1	1	0		15	0	5	1	20110825
40	1	2	0		6	3	11	1	20110825
41	1	2	0		0	16	13	1	20110825
42	2	2	0		10	0	6	1	20110825
43	2	1	0		27	0	21	1	20110825
44	3	2	0		6	0	12	1	20110825
45	1	2	0		0	0	35	1	20110825
46	1	2	0		10	0	1	1	20110825
47	1	2	0		12	0	0	1	20110825
48	3	2	1		17	0	4	1	20110825
49	1	2	1		7	0	19	1	20110825
50	3	2	0		0	0	20	1	20110825
51	3	2	1		33	0	8	1	20110825
52	1	2	1		39	0	11	1	20110825
53	1	1	0		4	0	1	1	20110825
54	1	1	1		3	0	21	1	20110825
55	1	2	1		7	0	6	1	20110825
56	3	2	1		17	10	2	1	20110825
57	2	1	0		28	0	25	1	20110825
58	1	2	0		20	0	4	1	20110825
59	1	1	0		35	0	35	1	20110825
60	1	1	0		1	0	4	1	20110825
61	2	2	0		1	0	6	1	20110825
62	1	2	0		9	0	10	1	20110825
63	1	1	0		1	0	20	1	20110825
64	1	2	1		5	0	4	1	20110825
65	1	2	0		6	0	5	1	20110825
66	1	2	0		0	0	17	1	20110825
67	2	1	0		1	0	6	1	20110825
68	1	1	0		0	0	20	1	20110825
69	3	2	0		16	0	9	1	20110825
70	2	2	0		28	0	13	1	20110825
71	1	2	1		20	0	2	1	20110825
72	1	2	0		20	0	8	1	20110825
73	2	1	1		39	0	10	1	20110825
74	1	2	1		10	0	2	1	20110825
75	2	2	0		2	0	9	1	20110825
76	2	2	1		10	10	1	1	20110825
77	2	2	0		2	2	5	1	20110825
78	2	2	0		2	2	5	1	20110825
79	1	1	0		3	0	4	1	20110825
80	3	2	0		0	0	11	1	20110825
81	2	2	1		13	0	13	1	20110825
82	2	2	0		13	0	12	1	20110825
83	2	2	0		24	0	24	1	20110825
84	1	2	1		15	15	4	1	20110825
85	1	2	0		3	3	2	1	20110825
86	1	2	1		20	0	10	1	20110825
87	1	2	0		3	0	3	1	20110825
88	6	1	0		27	0	7	1	20110825
89	1	2	1		4	0	3	1	20110825
90	1	2	0		8	4	1	1	20110825
91	1	2	0		2	0	2	1	20110825
92	3	2	0		12	3	3	1	20110825
93	1	1	1		19	0	7	1	20110825
94	1	2	1		20	0	12	1	20110825
95	2	1	0		17	0	16	1	20110825
96	1	4	1		5	5	1	1	20110825
97	2	2	0		5	7	3	1	20110825
98	3	1	1		11	0	8	1	20110825
99	1	2	1		2	3	10	1	20110825
100	2	2	0		3	0	10	1	20110825
101	1	2	0		1	0	7	1	20110825
102	2	1	0		1	0	11	1	20110825
103	1	1	0		3	0	10	1	20110825
104	1	1	1		2	0	2	1	20110825
105	1	2	0		6	1	6	1	20110825
106	2	2	1		11	2	0	1	20110825
107	3	1	0		6	0	3	1	20110825
108	3	2	1		21	21	8	1	20110825
109	2	2	1		8	8	5	1	20110825
110	1	2	0		6	0	1	1	20110825
111	1	2	0		4	0	10	1	20110825
112	1	1	0		13	0	14	1	20110825
113	1	2	1		4	14	1	1	20110825
114	1	2	0		1	0	4	1	20110825
115	1	3	0		3	0	2	1	20110825
116	2	2	0		21	5	2	1	20110825
117	1	2	1		43	0	7	1	20110825
118	2	2	0		1	0	0	1	20110825
119	1	2	0		3	0	2	1	20110825
120	1	2	0		4	1	2	1	20110825
121	1	2	0		23	12	27	1	20110825
122	1	2	1		34	7	16	1	20110825
123	1	2	0		6	5	0	1	20110825
124	1	2	1		20	21	3	1	20110825
125	4	1	1		23	0	11	1	20110825
126	1	2	0		3	2	1	1	20110825
127	1	2	0		0	0	2	1	20110825
128	2	2	0		3	0	5	1	20110825
129	2	1	1		0	0	12	1	20110825
130	1	2	1		31	30	1	1	20110825
131	1	1	0		25	0	36	1	20110825
132	3	3	0		10	14	3	1	20110825
133	2	2	0		0	0	7	1	20110825
134	1	1	0		2	0	2	1	20110825
135	2	2	0		13	0	1	1	20110825
136	2	1	0		10	0	6	1	20110825
137	1	2	0		1	1	5	1	20110825
138	1	1	0		5	0	10	1	20110825
139	2	2	1		7	1	1	1	20110825
140	3	2	1		16	5	0	1	20110825
141	1	1	0		18	0	5	1	20110825
142	2	2	1		2	0	7	1	20110825
143	1	2	0		7	13	4	1	20110825
144	1	2	1		10	6	0	1
145	3	1	1		3		0	1
146	1	2	0		11		0	1
147	1	2	1		3		8	1
148	1	2	0		10	8	0	1	20110825
149	2	2	0		7	15	0	1
150	1	2	0		7	10	3	1
151	1	2	1		30		6	1	20110825
152	1	2	0		8		2	1	20110825
153	1	2	0		8		4	1	20110825
154	2	2	0		0		0	1
155	1	2	0		8	11	11	1
156	1	2	0		1		1	1
157	1	2	1		13	8	0	1
158	1	2	0		9		0	1
159	1	2	0		1		0	1
160	2	2	0		1		0	1
161	1	1	0		0		0	1
162	1	2	1		17		0	1
163	1	1	1		2		0	1
164	1	2	0		3	3	0	1
165	2	2	0		2		0	1
166	1	2	0		0		4	1	20110825
167	1	1	0		8		6	1	20110825
168	3	2	0		1		9	1	20110825
169	1	1	0		99		1	1	20110825
170	1	2	0		0		10	1	20110825
171	1	2	0		4	3	7	1	20110825
172	1	1	0		99		3	1	20110825
173	2	2	1		14		5	1	20110825
174	1	1	0		25		6	1	20110825
175	1	2	1		25		9	1	20110825
176	2	2	0		28		0	1	20110825
177	2	2	1		40		0	1	20110825
178	3	2	0		5		0	1	20110825
179	2	2	0		10		6	1	20110825
180	1	2	0		5		5	1	20110825
181	2	2	0		1		0	1	20110825
182	3	1	1		3		2	1	20110825
183	1	1	0		1		0	1	20110825
184	5	2	1		7	7	38	1	20110825
185	1	2	0		2	1	0	1	20110825
186	1	2	1		2	2	1	1	20110825
187	2	2	0		15	5	1	1	20110825
188	2	2	1		19	9	9	1	20110825
189	1	2	1		10	10	8	1	20110825
190	1	2	0		0	6	8	1	20110825
191	1	2	0		1	10	0	1	20110825
192	1	2	0		7	3	6	1	20110825
193	6	2	1		10	8	1	1	20110825
194	3	2	0		8	3	0	1	20110825
195	1	2	1		6	5	1	1	20110825
196	1	2	0		3		0	1	20110825
197	2	1	1		15		2	1	20110825
198	2	2	0		2	3	0	1	20110825
199	1	1	1		25		6	1	20110825
200	1	2	1		22		5	1	20110825
201	1	2	0		2		2	1	20110825
202	1	2	0		0		13	1	20110825
203	2	1	0		8		0	1	20110825
204	1	2	0		99	27	36	1	20110825
205	1	2	1		4	11	14	1	20110825
206	1	1	1		5		14	1	20110825
207	1	2	0		8		3	1	20110825
208	3	2	0		99		7	1	20110825
209	2	2	0		12		10	1	20110825
210	1	2	0		5	4	4	1	20110825
211	3	2	1		13	14	15	1	20110825
212	3	2	1		39		5	1	20110825
213	1	1	0		35		19	1	20110825
214	1	2	0		4	19	20	1	20110825
215	3	2	0		1		0	1	20110825
216	4	2	1		36	36	8	1	20110825
217	2	1	1		16		0	1	20110825
218	1	2	0		10		0	1	20110825
219	2	2	0		4		0	1	20110825
220	4	1	1		9		0	1	20110825
221	1	2	0		24		14	1	20110825
222	1	1	0		3		0	1	20110825
223	1	2	0		2		2	1	20110825
224	1	2	1		16		14	1	20110825
225	1	2	0		10		0	1	20110825
226	1	2	0		19		0	1	20110825
227	1	2	0		5	21	6	1
228	3	2	1		6	7	0	1	20110825
229	2	2	0		13		0	1	20110825
230	2	2	0		4	9	0	1
231	1	2	0		12	5	5	1	20110825
232	2	2	1		11		0	1
233	1	2	0		3	5	3	1
234	2	2	0		26	27	0	1
235	1	2	0		5	5	0	1
236	1	2	1		7		11	1
237	1	2	1		4		10	1
238	1	2	0		1		0	1
239	1	2	0		1		0	1
240	2	2	1		7	7	0	1
241	2	2	1		30		0	1
242	2	2	1		6	4	0	1
243	2	2	0		8	2	0	1
244	2	2	1		3		0	1
245	2	2	0		9		0	1
246	2	2	1		3		3	1
247	2	2	0		23		0	1
248	2	2	0		0	0	0	1
249	1	2	0		0		0	1
250	1	2	0		0	10	6	1	20110825
251	1	2	0		17	30	7	1	20110825
252	2	2	1		8	6	0	1	20110825
253	1	2	0		4		3	1	20110825
254	2	2	0		25	2	0	1	20110825
255	2	2	0		2		0	1	20110825
256	4	2	0		20		0	1	20110825
257	1	1	0		0		6	1	20110825
258	1	1	1		10		0	1	20110825
259	1	2	0		4	4	0	1	20110825
260	1	1	0		7		0	1	20110825
261	1	2	0		1		5	1	20110825
262	1	2	1		24		15	1	20110825
263	3	1	1		16		2	1	20110825
264	2	2	0		2	10	0	1	20110825
265	1	2	1		3	6	0	1	20110825
266	1	2	0		1		0	1	20110825
267	1	1	0		5		3	1	20110825
268	1	2	0		7		13	1	20110825
269	2	2	0		1	9	0	1	20110825
270	1	2	0		19		0	1	20110825
271	1	2	0		5	8	0	1	20110825
272	1	2	1		24		13	1
273	1	2	1		2		0	1	20110825
274	2	2	1		8	8	2	1
275	1	2	0		7		7	1
276	1	2	1		31	17	9	1
277	2	2	0		4	16	0	1
278	1	2	0		0	3	6	1
279	1	2	0		6	1	1	1
280	2	2	0		4	3	0	1
281	1	2	1		4		0	1
282	2	2	0		2	2	0	1
283	1	2	0		12	4	0	1
284	1	2	0		10	3	0	1
285	2	2	1		8	8	1	1
286	1	2	0		15	18	8	1
287	2	2	1		32	10	22	1
288	1	2	1		3		0	1
289	2	2	0		99		0	1
290	2	2	0		10		0	1
291	2	2	1		6	10	0	1
292	1	2	0		9	0	3	1
293	1	2	0		3	4	0	1
294	2	2	0		11	14	0	1
295	4	1	1		13		0	1
296	2	2	0		20	15	7	1
297	2	2	1		7	7	0	1
298	3	2	0		0		0	1
299	1	2	0		6	1	0	1
300	1	2	0		16		0	1
301	1	2	0		11		3	1
302	2	2	0		4	3	0	1	20110825
303	1	2	0		4		2	1
304	1	2	0		0		0	1	20110825
305	2	1	0		2		0	1
306	2	2	0		4		0	1
307	1	1	1		30		6	1	20110825
308	1	2	0		19		0	1	20110825
309	1	1	0		9		2	1	20110825
310	1	1	1		29		5	1	20110825
311	1	2	0		1	7	8	1	20110825
312	2	2	0		13	14	0	1	20110825
313	1	2	1		35		7	1	20110825
314	1	2	0		0	4	6	1	20110825
315	1	1	1		2		0	1
316	1	1	0		1		1	1	20110825
317	1	1	1		35		18	1	20110825
318	2	2	0		0	2	0	1	20110825
319	2	2	0		1	12	0	1	20110825
320	1	1	0		4		3	1	20110825
321	1	2	0		1		0	1	20110825
322	1	1	0		1		0	1	20110825
323	1	2	0		11		6	1
324	1	2	0		16		0	1	20110825
325	1	2	0		2		2	1
326	1	2	0		7		4	1	20110825
327	1	2	1		0	13	5	1
328	1	2	0		25		0	1	20110825
329	1	2	0		5	15	5	1	20110825
330	2	1	0		16		0	1	20110825
331	2	2	0		0	6	0	1	20110825
332	2	2	0		0		0	1
333	1	1	0		1		0	1	20110825
334	1	2	0		8		0	1
335	2	2	0		6	1	0	1
336	1	2	0		1	3	0	1	20110825
337	1	2	0		9		13	1	20110825
338	2	2	0		10	4	0	1	20110825
339	1	1	0		5		0	1	20110825
340	2	2	0		12	11	0	1
341	3	2	1		28	2	0	1
342	2	2	0		12	9	0	1
343	1	2	0		19		7	1	20110825
344	1	1	0		13		0	1	20110825
345	1	2	0		0		0	1	20110825
346	1	2	0		2		1	1	20110825
347	1	2	0		3	4	8	1	20110825
348	3	1	1		11		5	1	20110825
349	1	2	0		7	1	4	1	20110825
350	1	2	1		29		0	1	20110825
351	1	2	1		14		0	1	20110825
352	1	2	0		32		12	1	20110825
353	2	1	0		11		0	1	20110825
354	1	2	0		6	2	3	1	20110825
355	1	2	0		14		5	1	20110825
356	1	1	1		4		0	1	20110825
357	2	2	0		27	18	10	1	20110825
358	2	2	0		1	10	0	1	20110825
359	1	1	0		13		6	1	20110825
360	1	2	1		9		3	1	20110825
361	1	2	0		0		18	1	20110825
362	1	2	0		3	10	1	1	20110825
363	1	2	0		12		1	1	20110825
364	2	2	0		2		2	1	20110825
365	1	2	0		0	3	7	1	20110825
366	1	2	0		3	8	3	1	20110825
367	1	2	1		15	14	1	1	20110825
368	2	2	0		12		3	1	20110825
369	1	2	0		4		5	1	20110825
370	2	2	1		5	5	12	1	20110825
371	1	2	0		25	14	11	1	20110825
372	1	2	0		1		0	1	20110825
373	1	2	0		3		3	1	20110825
374	1	2	0		0	22	6	1	20110825
375	2	2	0		9	1	6	1	20110825
376	1	1	0		4		4	1	20110825
377	1	2	0		1	2	1	1	20110825
378	1	2	1		14		7	1	20110825
379	1	2	0		7	2	2	1	20110825
380	1	2	1		4		5	1	20110825
381	2	2	1		4		0	1	20110825
382	2	2	0		2		1	1	20110825
383	1	2	0		6		0	1
384	2	2	0		5		0	1
385	1	2	0		7		0	1
386	1	2	0		1		3	1
387	2	2	0		4		4	1
388	1	2	0		19		17	1
389	1	2	1		2	2	6	1
390	1	2	0		12		3	1
391	2	2	0		5	3	2	1
392	5	2	0		5	4	4	1
393	2	1	0		1		12	1
394	1	2	0		4		6	1
395	2	1	0		5		9	1
396	1	2	0		12		11	1
397	1	2	1		5	9	2	1
398	1	2	0		14		1	1
399	1	2	1		23		2	1
400	2	2	0		3		5	1
401	2	2	0		19		3	1
402	2	2	0		25	25	7	1
403	1	2	0		10		4	1
404	1	2	0		10	2	4	1
405	2	2	1		13	13	7	1
406	3	2	1		8	8	4	1
407	1	2	0		15		18	1
408	1	2	0		9		8	1
409	2	2	1		3	4	24	1
410	2	2	0		9		3	1
411	2	2	0		2		2	1
412	2	2	0		26	11	4	1
413	1	2	1		9		3	1
414	1	2	0		2	1	5	1
415	1	2	0		19	5	5	1
416	1	2	0		20		3	1
417	1	2	0		0	20	4	1
418	2	2	1		21	7	0	1	20110825
419	2	2	0		11		0	1
420	1	2	0		2	16	11	1	20110825
421	1	2	0		99		11	1	20110825
422	2	2	0		24		0	1	20110825
423	2	1	0		5		0	1	20110825
424	2	2	0		7	13	0	1	20110825
425	1	2	0		99		11	1
426	1	2	0		17		0	1	20110825
427	1	2	1		7	19	10	1	20110825
428	1	2	0		20		7	1	20110825
429	1	1	0		10		10	1	20110825
430	1	2	1		4	16	6	1	20110825
431	1	2	0		11	6	6	1	20110825
432	1	2	0		1	6	4	1	20110825
433	1	2	0		12	9	0	1	20110825
434	2	2	1		9	9	4	1	20110825
435	1	2	0		8	11	1	1	20110825
436	1	2	0		0	1	0	1	20110825
437	2	2	0		1	4	1	1	20110825
438	1	2	0		13	11	4	1	20110825
439	2	1	1		9		0	1	20110825
440	2	1	0		0		0	1	20110825
441	2	2	1		10	4	2	1	20110825
442	2	1	0		13		0	1	20110825
443	1	2	0		12	6	3	1	20110825
444	1	2	0		6	4	0	1	20110825
445	1	1	0		0		0	1	20110825
446	1	1	1		9		3	1	20110825
447	1	2	0		2	22	0	1	20110825
448	1	2	0		0		0	1	20110825
449	2	1	1		8		1	1	20110825
450	2	2	0		2	10	3	1	20110825
451	1	2	0		1		7	1	20110825
452	1	2	0		0	2	2	1	20110825
453	1	2	0		7	7	6	1	20110825
454	1	2	0		6		13	1	20110825
455	2	2	1		15		1	1	20110825
456	2	1	0		8		0	1	20110825
457	1	2	0		2	10	5	1	20110825
458	3	1	0		3		3	1	20110825
459	1	2	0		6		0	1	20110825
460	2	2	0		7		2	1	20110825
461	2	2	1		23	23	22	1	20110825
462	1	2	0		2	1	0	1	20110825
463	1	2	0		8		0	1	20110825
464	4	1	1		21		0	1	20110825
465	3	2	1		20		0	1
466	2	1	0		11		0	1	20110825
467	2	2	1		0	5	0	1
468	2	1	1		35		0	1
469	1	2	0		0	6	0	1
470	1	2	1		12	0	0	1
471	1	2	0		9		0	1
472	1	2	1		6	6	5	1
473	1	2	0		7		1	1

KEY	Primary Wage Earner Original FICO: Experian	Primary Wage Earner Original FICO: TransUnion	Secondary Wage Earner Original FICO: Equifax	Secondary Wage Earner Original FICO: Experian	Secondary Wage Earner Original FICO: TransUnion	Original Primary Borrower FICO	Most Recent Primary Borrower FICO	Most Recent Co-Borrower FICO	Most Recent FICO Method	VantageScore: Primary Borrower
1						782	788
2						706	711
3						752	747
4						746	772
5						716	729
6						789	796
7						795	773
8						793	806
9						787	770
10						730	779
11						773	774
12						720	779
13						812	793
14						764	783
15						787	772
16						788	797
17						793	807
18						731	775
19						757	793
20						766	815
21						800	807
22						796	797
23						707	676
24						773	778
25						806	797
26						768	769
27						808	808
28						767	795
29						787	793
30						781	766
31						781	823
32						802	815
33						796	795
34						777	792
35						793	808
36						815	802
37						778	805
38						783	773
39						796	808
40						791	787
41						779	803
42						760	785
43						791	801
44						796	797
45						742	770
46						797	797
47						782	768
48						813	798
49						807	799
50						788	807
51						729	776
52						729	724
53						798	800
54						749	703
55						776	793
56						763	800
57						770	760
58						798	806
59						756	797
60						713	762
61						788	801
62						747	756
63						781	799
64						795	788
65						787	789
66						765	742
67						767	760
68						801	804
69						767	787
70						782	787
71						782	801
72						810	814
73						796	786
74						739	753
75						767	730
76						735	740
77						789	774
78						789	774
79						809	780
80						734	767
81						801	781
82						797	797
83						795	785
84						803	794
85						705	725
86						787	787
87						796	775
88						812	781
89						793	772
90						780	771
91						790	773
92						797	790
93						738	786
94						792	786
95						788	798
96						798	774
97						803	792
98						782	803
99						768	784
100						778	775
101						709	720
102						797	793
103						799	795
104						765	772
105						777	785
106						745	725
107						789	774
108						800	787
109						775	762
110						784	801
111						791	783
112						813	801
113						781	792
114						809	797
115						782	767
116						763	767
117						793	783
118						711	714
119						816	799
120						786	648
121						794	797
122						798	800
123						739	765
124						770	768
125						793	783
126						775	734
127						771	795
128						733	685
129						789	781
130						780	795
131						818	799
132						743	797
133						762	768
134						784	785
135						809	796
136						809	796
137						723	816
138						795	799
139						708	753
140						759	760
141						786	791
142						804	774
143						718	727
144						775
145						732
146						737
147						773
148						764	779
149						781
150						738
151						804	801
152						723	755
153						813	789
154						770
155						773
156						780
157						783
158						748
159						802
160						778
161						761
162						796
163						733
164						751
165						779
166						795	801
167						796	776
168						799	799
169						817	803
170						806	808
171						794	780
172						799	805
173						798	801
174						814	816
175						793	759
176						812	808
177						713	695
178						807	764
179						760	785
180						811	810
181						775	796
182						710	703
183						795	797
184						789	787
185						720	775
186						747	769
187						734	728
188						756	764
189						758	771
190						782	704
191						668	651
192						790	775
193						798	776
194						708	707
195						801	787
196						781	756
197						796	785
198						777	785
199						728	712
200						781	780
201						766	737
202						811	790
203						736	709
204						796	772
205						788	784
206						794	786
207						732	788
208						786	774
209						764	788
210						725	716
211						730	759
212						777	745
213						812	807
214						769	765
215						774	773
216						757	767
217						717	708
218						775	778
219						789	797
220						754	774
221						735	767
222						791	791
223						772	789
224						732	719
225						716	719
226						702	697
227						790
228						746	767
229						779	791
230						782
231						771	798
232						768
233						789
234						804
235						803
236						799
237						750
238						713
239						775
240						783
241						794
242						808
243						725
244						757
245						711
246						783
247						759
248						782
249						773
250						752	796
251						769	758
252						767	780
253						774	770
254						795	804
255						800	774
256						774	790
257						804	808
258						766	761
259						793	789
260						774	775
261						744	791
262						799	735
263						793	789
264						709	671
265						774	773
266						803	803
267						759	756
268						753	766
269						797	760
270						776	779
271						772	775
272						772
273						734	778
274						757
275						780
276						792
277						756
278						770
279						771
280						764
281						789
282						765
283						754
284						794
285						778
286						798
287						792
288						704
289						819
290						764
291						789
292						765
293						740
294						794
295						770
296						699
297						743
298						735
299						780
300						782
301						709
302						773	730
303						797
304						777	797
305						770
306						731
307						783	799
308						772	777
309						800	813
310						776	747
311						778	693
312						795	775
313						800	792
314						762	753
315						791
316						782	775
317						799	797
318						776	776
319						760	755
320						727	731
321						784	681
322						780	743
323						775
324						739	721
325						809
326						791	769
327						751
328						787	801
329						788	786
330						710	761
331						815	808
332						786
333						759	664
334						788
335						791
336						779	790
337						776	790
338						796	790
339						790	758
340						793
341						820
342						749
343						808	801
344						777	815
345						801	806
346						785	777
347						778	799
348						799	789
349						799	778
350						795	803
351						809	813
352						812	797
353						784	810
354						793	781
355						787	769
356						782	773
357						767	760
358						802	796
359						808	795
360						796	791
361						773	786
362						792	790
363						770	769
364						762	779
365						710	746
366						791	796
367						786	779
368						804	799
369						800	814
370						728	797
371						772	826
372						793	788
373						790	774
374						784	804
375						745	770
376						790	812
377						786	785
378						801	782
379						751	781
380						793	787
381						759	770
382						779	789
383						702
384						766
385						792
386						800
387						782
388						785
389						794
390						768
391						794
392						794
393						788
394						715
395						757
396						783
397						804
398						798
399						796
400						813
401						751
402						806
403						808
404						780
405						782
406						744
407						794
408						777
409						711
410						778
411						790
412						799
413						776
414						793
415						763
416						733
417						782
418						695	691
419						775
420						778	757
421						779	767
422						802	794
423						774	733
424						767	776
425						801
426						767	689
427						809	805
428						748	736
429						801	807
430						772	790
431						793	773
432						782	764
433						760	736
434						731	752
435						791	793
436						789	796
437						782	780
438						792	788
439						770	758
440						799	812
441						770	786
442						773	763
443						790	783
444						781	761
445						793	787
446						779	796
447						756	767
448						808	792
449						748	701
450						800	806
451						809	796
452						789	795
453						816	809
454						774	789
455						740	729
456						772	713
457						799	783
458						796	801
459						770	805
460						788	791
461						792	790
462						802	764
463						780	783
464						786	787
465						780
466						704	712
467						801
468						774
469						794
470						808
471						764
472						802
473						771

KEY	VantageScore: Co-Borrower	Most Recent VantageScore Method	VantageScore Date	Credit Report: Longest Trade Line	Credit Report: Maximum Trade Line	Credit Report: Number of Trade Lines	Credit Line Usage Ratio	Most Recent 12- month Pay History	Months Bankruptcy	Months Foreclosure
1								000000000000
2								000000000000
3								000000000000
4								000000000000
5								000000000000
6								000000000000
7								000000000000
8								000000000000
9								000000000000
10								000000000000
11								000000000000
12								000000000000
13								000000000000
14								000000000000
15								000000000000
16								000000000000
17								000000000000
18								000000000000
19								000000000000
20								000000000000
21								000000000000
22								000000000000
23								000000000000
24								000000000000
25								000000000000
26								000000000000
27								000000000000
28								000000000000
29								000000000000
30								000000000000
31								000000000000
32								000000000000
33								000000000000
34								000000000000
35								000000000000
36								000000000000
37								000000000000
38								000000000000
39								000000000000
40								000000000000
41								000000000000
42								000000000000
43								000000000000
44								000000000000
45								000000000000
46								000000000000
47								000000000000
48								000000000000
49								000000000000
50								000000000000
51								000000000000
52								000000000000
53								000000000000
54								000000000000
55								000000000000
56								000000000000
57								000000000000
58								000000000000
59								000000000000
60								000000000000
61								000000000000
62								000000000000
63								000000000000
64								000000000000
65								000000000000
66								000000000000
67								000000000000
68								000000000000
69								000000000000
70								000000000000
71								000000000000
72								000000000000
73								000000000000
74								000000000000
75								000000000000
76								000000000000
77								000000000000
78								000000000000
79								000000000000
80								000000000000
81								000000000000
82								000000000000
83								000000000000
84								000000000000
85								000000000000
86								000000000000
87								000000000000
88								000000000000
89								000000000000
90								000000000000
91								000000000000
92								000000000000
93								000000000000
94								000000000000
95								000000000000
96								000000000000
97								000000000000
98								000000000000
99								000000000000
100								000000000000
101								000000000000
102								000000000000
103								000000000000
104								000000000000
105								000000000000
106								000000000000
107								000000000000
108								000000000000
109								000000000000
110								000000000000
111								000000000000
112								000000000000
113								000000000000
114								000000000000
115								000000000000
116								000000000000
117								000000000000
118								000000000000
119								000000000000
120								000000000000
121								000000000000
122								000000000000
123								000000000000
124								000000000000
125								000000000000
126								000000000000
127								000000000000
128								000000000000
129								000000000000
130								000000000000
131								000000000000
132								000000000000
133								000000000000
134								000000000000
135								000000000000
136								000000000000
137								000000000000
138								000000000000
139								000000000000
140								000000000000
141								000000000000
142								000000000000
143								000000000000
144								000000000000
145								000000000000
146								000000000000
147								000000000000
148								000000000000
149								000000000000
150								000000000000
151								000000000000
152								000000000000
153								000000000000
154								000000000000
155								000000000000
156								000000000000
157								000000000000
158								000000000000
159								000000000000
160								000000000000
161								000000000000
162								000000000000
163								000000000000
164								000000000000
165								000000000000
166								000000000000
167								000000000000
168								000000000000
169								000000000000
170								000000000000
171								000000000000
172								000000000000
173								000000000000
174								000000000000
175								000000000000
176								000000000000
177								000000000000
178								000000000000
179								000000000000
180								000000000000
181								000000000000
182								000000000000
183								000000000000
184								000000000000
185								000000000000
186								000000000000
187								000000000000
188								000000000000
189								000000000000
190								000000000000
191								000000000000
192								000000000000
193								000000000000
194								000000000000
195								000000000000
196								000000000000
197								000000000000
198								000000000000
199								000000000000
200								000000000000
201								000000000000
202								000000000000
203								000000000000
204								000000000000
205								000000000000
206								000000000000
207								000000000000
208								000000000000
209								000000000000
210								000000000000
211								000000000000
212								000000000000
213								000000000000
214								000000000000
215								000000000000
216								000000000000
217								000000000000
218								000000000000
219								000000000000
220								000000000000
221								000000000000
222								000000000000
223								000000000000
224								000000000000
225								000000000000
226								000000000000
227								000000000000
228								000000000000
229								000000000000
230								000000000000
231								000000000000
232								000000000000
233								000000000000
234								000000000000
235								000000000000
236								000000000000
237								000000000000
238								000000000000
239								000000000000
240								000000000000
241								000000000000
242								000000000000
243								000000000000
244								000000000000
245								000000000000
246								000000000000
247								000000000000
248								000000000000
249								000000000000
250								000000000000
251								000000000000
252								000000000000
253								000000000000
254								000000000000
255								000000000000
256								000000000000
257								000000000000
258								000000000000
259								000000000000
260								000000000000
261								000000000000
262								000000000000
263								000000000000
264								000000000000
265								000000000000
266								000000000000
267								000000000000
268								000000000000
269								000000000000
270								000000000000
271								000000000000
272								000000000000
273								000000000000
274								000000000000
275								000000000000
276								000000000000
277								000000000000
278								000000000000
279								000000000000
280								000000000000
281								000000000000
282								000000000000
283								000000000000
284								000000000000
285								000000000000
286								000000000000
287								000000000000
288								000000000000
289								000000000000
290								000000000000
291								000000000000
292								000000000000
293								000000000000
294								000000000000
295								000000000000
296								000000000000
297								000000000000
298								000000000000
299								000000000000
300								000000000000
301								000000000000
302								000000000000
303								000000000000
304								000000000000
305								000000000000
306								000000000000
307								000000000000
308								000000000000
309								000000000000
310								000000000000
311								000000000000
312								000000000000
313								000000000000
314								000000000000
315								000000000000
316								000000000000
317								000000000000
318								000000000000
319								000000000000
320								000000000000
321								000000000000
322								000000000000
323								000000000000
324								000000000000
325								000000000000
326								000000000000
327								000000000000
328								000000000000
329								000000000000
330								000000000000
331								000000000000
332								000000000000
333								000000000000
334								000000000000
335								000000000000
336								000000000000
337								000000000000
338								000000000000
339								000000000000
340								000000000000
341								000000000000
342								000000000000
343								000000000000
344								000000000000
345								000000000000
346								000000000000
347								000000000000
348								000000000000
349								000000000000
350								000000000000
351								000000000000
352								000000000000
353								000000000000
354								000000000000
355								000000000000
356								000000000000
357								000000000000
358								000000000000
359								000000000000
360								000000000000
361								000000000000
362								000000000000
363								000000000000
364								000000000000
365								000000000000
366								000000000000
367								000000000000
368								000000000000
369								000000000000
370								000000000000
371								000000000000
372								000000000000
373								000000000000
374								000000000000
375								000000000000
376								000000000000
377								000000000000
378								000000000000
379								000000000000
380								000000000000
381								000000000000
382								000000000000
383								000000000000
384								000000000000
385								000000000000
386								000000000000
387								000000000000
388								000000000000
389								000000000000
390								000000000000
391								000000000000
392								000000000000
393								000000000000
394								000000000000
395								000000000000
396								000000000000
397								000000000000
398								000000000000
399								000000000000
400								000000000000
401								000000000000
402								000000000000
403								000000000000
404								000000000000
405								000000000000
406								000000000000
407								000000000000
408								000000000000
409								000000000000
410								000000000000
411								000000000000
412								000000000000
413								000000000000
414								000000000000
415								000000000000
416								000000000000
417								000000000000
418								000000000000
419								000000000000
420								000000000000
421								000000000000
422								000000000000
423								000000000000
424								000000000000
425								000000000000
426								000000000000
427								000000000000
428								000000000000
429								000000000000
430								000000000000
431								000000000000
432								000000000000
433								000000000000
434								000000000000
435								000000000000
436								000000000000
437								000000000000
438								000000000000
439								000000000000
440								000000000000
441								000000000000
442								000000000000
443								000000000000
444								000000000000
445								000000000000
446								000000000000
447								000000000000
448								000000000000
449								000000000000
450								000000000000
451								000000000000
452								000000000000
453								000000000000
454								000000000000
455								000000000000
456								000000000000
457								000000000000
458								000000000000
459								000000000000
460								000000000000
461								000000000000
462								000000000000
463								000000000000
464								000000000000
465								000000000000
466								000000000000
467								000000000000
468								000000000000
469								000000000000
470								000000000000
471								000000000000
472								000000000000
473								000000000000

KEY	Primary Borrower Wage Income	Co-Borrower Wage Income	Primary Borrower Other Income	Co-Borrower Other Income	All Borrower Wage Income	All Borrower Total Income	4506-T Indicator	Borrower Income Verification Level	Co-Borrower Income Verification	Borrower Employment Verification
1	0.00	0.00	0.00	314750.33	0.00	314750.33	N	5		2
2	0.00	14415.01	1620.17	0.00	14415.01	16035.18	N	5		2
3	10000.00	13415.42	0.00	0.00	23415.42	23415.42	N	5		2
4	10308.96	1671.63	18.25	-27.25	10838.21	11971.59	N	5		2
5	0.00	0.00	35149.00	0.00	0.00	35149.00	N	5		2
6	25921.83	16869.33	181.33	0.00	42791.16	42972.49	N	5		2
7	19167.00	-1879.92	2368.00	0.00	17287.08	19655.08	N	4		2
8	11704.33	3942.17	0.00	0.00	15646.50	15646.50	N	5		2
9	9250.00	6250.00	753.35	0.00	15500.00	16253.35	N	5		2
10	619.83	0.00	4348.33	0.00	619.83	4968.16	N	5		2
11	16137.00	0.00	0.00	0.00	16137.00	16137.00	N	5		2
12	29166.67	0.00	0.00	0.00	25000.00	29166.67	N	5		2
13	21162.79	2885.55	0.00	0.00	24048.34	24048.34	N	5		2
14	2222.33	0.00	3727.92	0.00	2222.33	5950.25	N	4		2
15	16938.00	0.00	538.00	0.00	13213.00	17476.00	N	5		2
16	6548.00	3481.00	1866.00	0.00	10029.00	11895.00	N	5		2
17	7060.84	0.00	0.00	0.00	7060.84	7060.84	N	5		2
18	18403.68	0.00	0.00	0.00	15416.68	18403.68	N	5		2
19	14166.00	0.00	0.00	0.00	14166.00	14166.00	N	5		2
20	6877.80	0.00	3043.17	0.00	6877.80	9920.97	N	4		2
21	0.00	0.00	10290.63	0.00	0.00	10290.63	N	5		2
22	15000.00	0.00	0.00	0.00	15000.00	15000.00	N	5		2
23	7437.50	0.00	2565.33	4506.25	7437.50	14509.08	N	4		2
24	25418.67	0.00	0.00	0.00	25418.67	25418.67	N	5		2
25	12500.00	0.00	0.00	2786.92	12500.00	15286.92	N	4		2
26	27501.45	0.00	0.00	0.00	27501.45	27501.45	N	5		2
27	9516.00	7014.33	100.00	1767.00	11096.00	18397.33	N	4		2
28	8000.00	3500.00	6166.67	0.00	11500.00	17666.67	N	5		2
29	0.00	0.00	50377.67	0.00	0.00	50377.67	N	5		2
30	59242.29	0.00	0.00	0.00	59242.29	59242.29	N	5		2
31	10675.75	0.00	68.04	0.00	10675.75	10743.79	N	5		2
32	52117.25	0.00	0.00	0.00	52117.25	52117.25	N	5		2
33	0.00	0.00	51304.83	0.00	0.00	51304.83	N	5		2
34	7857.00	0.00	3536.17	0.00	7857.00	11393.17	N	4		2
35	0.00	0.00	41758.00	0.00	0.00	41758.00	N	4		2
36	16214.60	0.00	0.00	0.00	14973.60	16214.60	N	5		2
37	11603.73	0.00	0.00	0.00	11603.73	11603.73	N	5		2
38	8601.00	0.00	-1076.83	0.00	8601.00	7524.17	N	5		2
39	2942.27	0.00	0.00	0.00	2942.27	2942.27	N	5		2
40	10148.75	3416.00	16666.00	0.00	13564.75	30230.75	N	5		2
41	0.00	4325.00	4711.00	0.00	4325.00	9036.00	N	5		2
42	104166.00	0.00	0.00	0.00	104166.00	104166.00	N	5		2
43	7158.00	0.00	125.00	0.00	7158.00	7283.00	N	5		2
44	35952.10	0.00	0.00	0.00	23166.68	35952.10	N	5		2
45	0.00	0.00	3071.32	964.00	0.00	4035.32	N	5		2
46	22500.00	0.00	0.00	0.00	10500.00	22500.00	N	5		2
47	47197.13	0.00	2928.46	0.00	47197.13	50125.59	N	5		2
48	0.00	5319.00	22283.00	3820.00	5319.00	31422.00	N	4		2
49	0.00	0.00	3780.17	0.00	0.00	3780.17	N	4		2
50	0.00	0.00	27472.00	0.00	0.00	27472.00	N	5		2
51	0.00	0.00	20297.92	0.00	0.00	20297.92	N	4		2
52	0.00	0.00	22856.75	0.00	0.00	22856.75	N	4		2
53	6666.67	0.00	812.50	0.00	6666.67	7479.17	N	5		2
54	0.00	0.00	206384.04	0.00	0.00	206384.04	N	4		2
55	0.00	0.00	40898.08	0.00	0.00	40898.08	N	4		2
56	0.00	48613.00	13440.00	0.00	48613.00	62053.00	N	4		2
57	0.00	0.00	159441.42	0.00	0.00	159441.42	N	5		2
58	20545.19	0.00	0.00	0.00	20545.19	20545.19	N	5		2
59	0.00	0.00	2977.00	0.00	0.00	2977.00	N	5		2
60	166666.67	0.00	0.00	0.00	166666.67	166666.67	N	5		2
61	20833.34	0.00	3481.00	0.00	16666.67	24314.34	N	5		2
62	0.00	0.00	45786.38	0.00	0.00	45786.38	N	5		2
63	20833.00	0.00	0.00	0.00	20833.00	20833.00	N	5		2
64	0.00	0.00	23951.00	0.00	0.00	23951.00	N	4		2
65	27750.43	0.00	0.00	0.00	27750.43	27750.43	N	5		2
66	0.00	0.00	36788.00	0.00	0.00	36788.00	N	5		2
67	0.00	0.00	21744.67	0.00	0.00	21744.67	N	5		2
68	0.00	0.00	14975.25	0.00	0.00	14975.25	N	5		2
69	16667.00	0.00	17841.00	0.00	16667.00	34508.00	N	5		2
70	64129.58	0.00	0.00	0.00	64129.58	64129.58	N	5		2
71	18000.00	0.00	21658.01	0.00	18000.00	39658.01	N	4		2
72	44978.00	0.00	0.00	0.00	24187.00	44978.00	N	5		2
73	0.00	0.00	35354.10	0.00	0.00	35354.10	N	4		2
74	136939.00	0.00	0.00	0.00	25000.00	136939.00	N	4		2
75	37500.00	0.00	0.00	0.00	37500.00	37500.00	N	5		2
76	22375.00	2250.00	0.00	0.00	24625.00	24625.00	N	4		2
77	12180.00	8152.00	0.00	0.00	20332.00	20332.00	N	5		2
78	0.00	0.00	12180.00	8152.00	0.00	20332.00	N	5		2
79	6250.00	0.00	0.00	0.00	6250.00	6250.00	N	5		2
80	0.00	0.00	28904.08	0.00	0.00	28904.08	N	5		2
81	0.00	0.00	53266.58	0.00	0.00	53266.58	N	4		2
82	51960.92	0.00	0.00	0.00	21408.42	51960.92	N	5		2
83	40306.09	0.00	0.00	0.00	24162.34	40306.09	N	5		2
84	0.00	3333.00	11262.00	0.00	3333.00	14595.00	N	4		2
85	21016.00	0.00	801.83	0.00	21016.00	21817.83	N	5		2
86	0.00	0.00	47507.70	0.00	0.00	47507.70	N	4		2
87	44672.00	0.00	0.00	0.00	44672.00	44672.00	N	5		2
88	15487.00	0.00	1449.00	0.00	15487.00	16936.00	N	5		2
89	0.00	0.00	32862.08	0.00	0.00	32862.08	N	4		2
90	15000.00	0.00	0.00	11368.00	12500.00	26368.00	N	5		2
91	44469.16	0.00	0.00	0.00	29885.83	44469.16	N	5		2
92	6750.00	9231.00	1371.43	0.00	15981.00	17352.43	N	5		2
93	24948.00	0.00	13787.50	0.00	24948.00	38735.50	N	4		2
94	0.00	0.00	20128.00	0.00	0.00	20128.00	N	4		2
95	16666.00	0.00	27000.00	0.00	16666.00	43666.00	N	5		2
96	0.00	0.00	7066.79	3750.00	0.00	10816.79	N	4		2
97	39000.00	12065.00	0.00	479.75	51065.00	51544.75	N	5		2
98	88380.00	0.00	0.00	0.00	88380.00	88380.00	N	4		2
99	60387.34	0.00	0.00	0.00	60387.34	60387.34	N	4		2
100	32414.34	0.00	0.00	0.00	32414.34	32414.34	N	5		2
101	42308.00	0.00	458.84	0.00	42308.00	42766.84	N	5		2
102	0.00	0.00	36827.17	0.00	0.00	36827.17	N	5		2
103	5515.92	0.00	1152.61	0.00	5515.92	6668.53	N	5		2
104	0.00	0.00	30936.25	0.00	0.00	30936.25	N	4		2
105	7743.94	14583.34	0.00	0.00	22327.28	22327.28	N	5		2
106	19166.67	8952.42	9414.33	0.00	28119.09	37533.42	N	4		2
107	15000.00	3333.00	0.00	500.00	18333.00	18833.00	N	5		2
108	37916.67	10000.00	12916.67	0.00	47916.67	60833.34	N	4		2
109	7083.34	2916.67	5266.51	2644.83	10000.01	17911.35	N	4		2
110	14583.00	0.00	7019.00	0.00	14583.00	21602.00	N	5		2
111	41666.00	0.00	0.00	0.00	16666.00	41666.00	N	5		2
112	2515.75	0.00	1334.00	0.00	2515.75	3849.75	N	5		2
113	0.00	7583.34	9543.58	0.00	7583.34	17126.92	N	4		2
114	18750.00	0.00	0.00	0.00	18750.00	18750.00	N	5		2
115	22745.85	0.00	0.00	0.00	22745.85	22745.85	N	5		2
116	28023.50	0.00	0.00	0.00	28023.50	28023.50	N	5		2
117	0.00	0.00	15610.62	0.00	0.00	15610.62	N	4		2
118	0.00	0.00	64653.00	0.00	0.00	64653.00	N	5		2
119	0.00	0.00	14035.88	0.00	0.00	14035.88	N	5		2
120	19565.64	9166.68	2378.17	0.00	28732.32	31110.49	N	5		2
121	7083.34	3708.34	0.00	0.00	10791.68	10791.68	N	5		2
122	0.00	24884.09	36029.22	0.00	24884.09	60913.31	N	4		2
123	16916.67	17091.67	0.00	0.00	34008.34	34008.34	N	5		2
124	0.00	0.00	57213.42	0.00	0.00	57213.42	N	4		2
125	0.00	0.00	10311.33	0.00	0.00	10311.33	N	4		2
126	16667.00	12552.00	0.00	0.00	29219.00	29219.00	N	5		2
127	0.00	0.00	9161.61	0.00	0.00	9161.61	N	5		2
128	47500.00	0.00	0.00	0.00	37500.00	47500.00	N	5		2
129	0.00	0.00	45000.00	0.00	0.00	45000.00	N	4		2
130	0.00	0.00	26134.08	-3247.67	0.00	22886.41	N	4		2
131	0.00	0.00	39134.83	0.00	0.00	39134.83	N	5		2
132	0.00	6195.45	5261.75	0.00	6195.45	11457.20	N	5		2
133	25045.00	0.00	0.00	0.00	25045.00	25045.00	N	5		2
134	34541.00	0.00	0.00	0.00	34541.00	34541.00	N	5		2
135	100103.00	0.00	0.00	0.00	23958.00	100103.00	N	5		2
136	100103.34	0.00	0.00	0.00	23958.34	100103.34	N	5		2
137	11302.89	16962.17	945.64	0.00	28265.06	29210.70	N	5		2
138	36249.67	0.00	1756.14	0.00	16666.67	38005.81	N	5		2
139	75738.84	0.00	0.00	0.00	20833.34	75738.84	N	4		2
140	220775.17	0.00	0.00	0.00	24062.50	220775.17	N	4		2
141	92917.00	0.00	0.00	0.00	92917.00	92917.00	N	5		2
142	73155.35	0.00	0.00	0.00	73155.35	73155.35	N	4		2
143	10911.00	10433.00	0.00	15840.00	21344.00	37184.00	Y	5		3
144	20000.00	7466.55	0.00	0.00	27466.55	27466.55	Y	5		3
145	0.00		35615.00		0.00	35615.00	Y	5		3
146	9903.90		0.00		9903.90	9903.90	Y	5		3
147	19792.00		-742.00		19792.00	19050.00	Y	4		3
148	6667.00	7233.00	9776.00	0.00	13900.00	23676.00	Y	5		3
149	27228.00	1899.00	293.00	842.00	29127.00	30262.00	Y	5		3
150	0.00	19593.00	1957.00	-514.00	19593.00	21036.00	Y	5		3
151	24182.00		1355.00		24182.00	25537.00	Y	4		3
152	17250.00		13753.00		17250.00	31003.00	Y	5		3
153	33333.00		0.00		33333.00	33333.00	Y	5		3
154	33333.33		0.00		33333.33	33333.33	Y	5		3
155	6986.53	24150.00	0.00	0.00	31136.53	31136.53	Y	5		3
156	32924.00		-923.00		32924.00	32001.00	Y	5		3
157	40018.00	8571.00	0.00	0.00	48589.00	48589.00	Y	5		3
158	12500.00		12833.00		12500.00	25333.00	Y	5		3
159	31250.00		0.00		31250.00	31250.00	Y	5		3
160	18333.33		0.00		18333.33	18333.33	Y	5		3
161	15000.00		0.00		15000.00	15000.00	Y	5		3
162	36784.00		0.00		36784.00	36784.00	Y	5		3
163	0.00		40227.00		0.00	40227.00	Y	4		3
164	4555.03	10339.64	0.00	667.00	14894.67	15561.67	Y	5		3
165	17195.16		-112.46		17195.16	17082.70	Y	5		3
166	6666.00		5997.00		6666.00	12663.00	N	5		3
167	4973.24		0.00		4973.24	4973.24	N	5		3
168	19983.25		0.00		19983.25	19983.25	N	5		3
169	0.00		11192.42		0.00	11192.42	N	5		3
170	11666.67		0.00		11666.67	11666.67	N	5		2
171	11666.67	0.00	34160.83	3338.42	11666.67	49165.92	N	5		3
172	0.00		6978.57		0.00	6978.57	N	5		3
173	8754.08		18961.21		8754.08	27715.29	N	4		3
174	3786.46		0.00		3786.46	3786.46	N	5		3
175	0.00		23805.45		0.00	23805.45	N	4		3
176	11158.00		0.00		11158.00	11158.00	N	5		3
177	0.00		1411291.00		0.00	1411291.00	N	4		3
178	39583.33		6592.40		39583.33	46175.73	N	5		3
179	137307.31		0.00		137307.31	137307.31	N	5		3
180	17506.10		6770.92		17506.10	24277.02	N	5		3
181	18750.00	0.00	435.00	2104.42	18750.00	21289.42	N	5		3
182	0.00		86508.00		0.00	86508.00	N	4		3
183	29167.00		0.00		29167.00	29167.00	N	5		3
184	35188.88		3351.08		35188.88	38539.96	N	4		2
185	10150.00	8750.00	530.25	0.00	18900.00	19430.25	N	5		3
186	6250.00	6250.00	10747.04	0.00	12500.00	23247.04	N	4		2
187	93760.46	0.00	1767.25	0.00	93760.46	95527.71	N	5		3
188	30184.03	2315.14	14447.56	0.00	32499.17	46946.73	N	4		2
189	60562.00	6500.00	36881.00	0.00	67062.00	103943.00	N	4		2
190	0.00	12895.69	8313.93	0.00	12895.69	21209.62	N	5		3
191	0.00	29477.24	4372.46	0.00	29477.24	33849.70	N	5		3
192	25000.00		10047.45		25000.00	35047.45	N	5		3
193	0.00	0.00	28664.94	9180.66	0.00	37845.60	N	4		3
194	41290.00	8333.00	0.00	0.00	49623.00	49623.00	N	5		3
195	22231.92	11823.75	2119.07	0.00	34055.67	36174.74	N	4		2
196	9269.24		3098.25		9269.24	12367.49	N	5		3
197	8333.33		16394.51		8333.33	24727.84	N	4		2
198	13333.33	15369.54	1666.67	1666.67	28702.87	32036.21	N	5		3
199	0.00		40967.48		0.00	40967.48	N	4		3
200	23096.09		745.08		23096.09	23841.17	N	4		3
201	25000.00		0.00		25000.00	25000.00	N	5		3
202	19166.67		0.00		19166.67	19166.67	N	5		2
203	9696.00		0.00		9696.00	9696.00	N	5		3
204	0.00	2500.00	9334.48	1624.00	2500.00	13458.48	N	5		3
205	11169.00	11203.00	0.00	0.00	22372.00	22372.00	N	4		3
206	30158.00		0.00		30158.00	30158.00	N	5		3
207	20719.00		13673.00		20719.00	34392.00	N	5		3
208	0.00	0.00	22630.48	772.30	0.00	23402.78	N	5		3
209	41250.00		6781.00		41250.00	48031.00	N	5		3
210	25649.00	14583.00	0.00	0.00	40232.00	40232.00	N	5		3
211		22245.75		0.00	22245.75	22245.75	N	4		3
212	8888.00		4147.00		8888.00	13035.00	N	5		3
213	89166.70		0.00		89166.70	89166.70	N	5		3
214	22399.00	11115.00	-881.00	0.00	33514.00	32633.00	N	5		3
215	28333.32		0.00		28333.32	28333.32	N	5		3
216	31940.00	31940.00	16040.61	9576.00	63880.00	89496.61	N	4		3
217	28702.00		0.00		28702.00	28702.00	N	5		3
218	50000.00		0.00		50000.00	50000.00	N	5		3
219	21651.00		1308.00		21651.00	22959.00	N	5		3
220	80068.00		28770.00		80068.00	108838.00	N	5		3
221	14000.00		0.00		14000.00	14000.00	N	5		3
222	23750.00		0.00		23750.00	23750.00	N	5		3
223	31704.55		0.00		31704.55	31704.55	N	5		3
224	61043.00	0.00	2571.00	501.00	61043.00	64115.00	N	4		3
225	25944.00		0.00		25944.00	25944.00	N	5		3
226	21150.00		2695.97		21150.00	23845.97	N	5		3
227	7256.00	5580.00	0.00	0.00	12836.00	12836.00	N	5		3
228	0.00	9616.00	23160.00	0.00	9616.00	32776.00	N	5		3
229	52737.00		0.00		52737.00	52737.00	Y	5		3
230	12671.69	14583.33	0.00	0.00	27255.02	27255.02	Y	5		3
231	5122.00	13866.00	0.00	0.00	18988.00	18988.00	N	5		3
232	54000.00		0.00		54000.00	54000.00	Y	5		3
233	8166.67	12168.00	0.00	0.00	20334.67	20334.67	Y	5		3
234	11014.00	15900.00	0.00	0.00	26914.00	26914.00	N	5		3
235	10383.00	10325.00	0.00	0.00	20708.00	20708.00	N	5		3
236	18173.42		0.00		18173.42	18173.42	N	4		3
237	0.00		28827.42		0.00	28827.42	N	4		2
238	22916.68		0.00		22916.68	22916.68	N	5		3
239	13535.46		0.00		13535.46	13535.46	N	5		3
240	0.00	0.00	41718.00	46818.00	0.00	88536.00	N	5		3
241	46978.67		0.00		46978.67	46978.67	N	4		3
242	36937.50	7980.83	0.00	0.00	44918.33	44918.33	Y	4		3
243	12750.01	3427.92	0.00	0.00	16177.93	16177.93	N	5		3
244	166503.00		0.00		166503.00	166503.00	Y	4		3
245	18671.00		4515.00		18671.00	23186.00	N	5		3
246	32996.00		-58.00		32996.00	32938.00	N	5		3
247	25000.00		0.00		25000.00	25000.00	Y	5		3
248	19647.33	4357.00	0.00	0.00	24004.33	24004.33	N	5		3
249	26250.00		0.00		26250.00	26250.00	N	5		3
250	0.00	5913.12	29688.00	0.00	5913.12	36046.00	N	5		3
251	22230.60	14917.20	0.00	0.00	37147.80	37147.80	N	5		3
252	18422.00	2720.00	-819.00	1773.00	21142.00	22096.00	N	4		3
253	17503.00		13948.00		17503.00	31451.00	N	5		3
254	31193.00	0.00	-3753.00	10495.00	31193.00	37935.00	N	5		3
255	2917.00		21271.00		2917.00	24188.00	N	5		3
256	192276.00		0.00		192276.00	192276.00	N	5		3
257	0.00		30997.00		0.00	30997.00	N	5		2
258	0.00		31795.00		0.00	31795.00	N	4		2
259	31380.00	7930.00	2004.00	0.00	39310.00	41314.00	N	5		3
260	18750.00		1297.00		18750.00	20047.00	N	5		3
261	10417.00		15492.00		10417.00	25909.00	N	5		3
262	14055.00		1144.75		14055.00	15199.75	N	4		3
263	12.00		13544.00		12.00	13556.00	N	4		3
264	17606.00	7078.00	0.00	0.00	24684.00	24684.00	N	4		3
265	4796.00	12023.00	0.00	0.00	16819.00	16819.00	N	4		3
266	18750.00		8333.00		18750.00	27083.00	N	5		3
267	21667.00		29530.00		21667.00	51197.00	N	5		3
268	16883.00		6141.00		16883.00	23024.00	N	5		3
269	10000.00	12950.00	2983.00	0.00	22950.00	25933.00	N	5		3
270	16689.00		5241.00		16689.00	21930.00	N	5		3
271	11834.00	4833.00	0.00	6591.00	16667.00	23258.00	N	5		3
272	139830.00		-4830.00		139830.00	135000.00	N	4		3
273	762.00	0.00	15172.39	1389.38	762.00	17323.77	N	5		3
274	17418.00	2917.00	556.00	0.00	20335.00	20891.00	N	5		3
275	25000.00		0.00		25000.00	25000.00	N	5		3
276	25846.00		8988.00		25846.00	34834.00	N	5		3
277	20904.80		-200.00		20904.80	20704.80	N	5		3
278	13750.00	20111.00	-1487.00	0.00	33861.00	32374.00	N	5		3
279	20833.00	7083.00	39022.00	0.00	27916.00	66938.00	N	5		3
280	4000.00	5022.77	11084.06	191.00	9022.77	20297.83	N	5		3
281	33026.00		-1836.00		33026.00	31190.00	N	4		2
282	15251.80	10416.68	0.00	0.00	25668.48	25668.48	N	5		2
283	27083.34	23125.00	-6843.00	0.00	50208.34	43365.34	N	5		3
284	25000.00		57692.00		25000.00	82692.00	N	5		2
285	80481.00	2000.00	0.00	0.00	82481.00	82481.00	N	4		3
286	19500.00	10690.33	0.00	0.00	30190.33	30190.33	N	5		2
287	2958.00	9094.83	2409.00	0.00	12052.83	14461.83	N	4		2
288	52658.00		0.00		52658.00	52658.00	N	4		3
289	0.00		10321.00		0.00	10321.00	N	5		3
290	33333.33		11921.00		33333.33	45254.33	N	5		3
291	25292.00		8524.00		25292.00	33816.00	N	4		3
292	20833.33	10833.33	0.00	0.00	31666.66	31666.66	N	5		3
293	5111.00	7916.67	0.00	18181.98	13027.67	31209.65	N	5		3
294	12083.32	11440.18	5340.46	-54.17	23523.50	28809.79	N	5		3
295	14579.00		2624.32		14579.00	17203.32	N	4		3
296	335148.08		4001.00		335148.08	339149.08	N	5		3
297	18146.00	22044.00	231.00	0.00	40190.00	40421.00	N	4		3
298	66667.00		0.00		66667.00	66667.00	N	5		3
299	14392.00	5373.00	4167.00	0.00	19765.00	23932.00	N	5		3
300	16916.66		11570.00		16916.66	28486.66	N	5		3
301	0.00		37166.00		0.00	37166.00	N	5		3
302	18965.00	10416.66	0.00	0.00	29381.66	29381.66	N	5		3
303	35706.67		0.00		35706.67	35706.67	Y	5		2
304	17500.00		0.00		17500.00	17500.00	Y	5		3
305	25679.08		0.00		25679.08	25679.08	Y	5		3
306	11666.66		8705.00		11666.66	20371.66	Y	5		3
307	5713.70		11765.00		5713.70	17478.70	N	5		3
308	23750.00		0.00		23750.00	23750.00	N	5		3
309	14500.00		15791.67		14500.00	30291.67	N	5		3
310	42531.67		0.00		42531.67	42531.67	Y	5		3
311	16713.63		-250.00		16713.63	16463.63	N	5		3
312	13000.00	10230.65	-13.17	0.00	23230.65	23217.48	Y	5		3
313	9188.00		27578.00		9188.00	36766.00	Y	4		3
314	12500.00	11299.99	0.00	0.00	23799.99	23799.99	Y	5		3
315	12972.34		0.00		12972.34	12972.34	Y	5		2
316	21145.84		0.00		21145.84	21145.84	N	5		3
317	7411.00		3544.00		7411.00	10955.00	Y	4		3
318	13750.01	15944.35	0.00	0.00	29694.36	29694.36	Y	5		3
319	14583.33	14377.08	-1118.00	6086.67	28960.41	33929.08	Y	5		3
320	16270.52		0.00		16270.52	16270.52	Y	5		3
321	16250.00		0.00		16250.00	16250.00	Y	5		3
322	16666.66		0.00		16666.66	16666.66	Y	5		3
323	11380.74	0.00	15031.25	1047.00	11380.74	27458.99	Y	5		3
324	21666.68		0.00		21666.68	21666.68	Y	5		2
325	11147.59		0.00		11147.59	11147.59	Y	5		3
326	13211.96		0.00		13211.96	13211.96	Y	5		3
327		41666.67		-598.79	41666.67	41067.88	Y	5		2
328	67989.60		0.00		67989.60	67989.60	Y	5		3
329	14454.17	9479.17	0.00	0.00	23933.34	23933.34	Y	5		3
330	31250.00		52303.00		31250.00	83553.00	Y	5		3
331		13152.58		14953.40	13152.58	28105.98	N	5		3
332	16666.67		0.00		16666.67	16666.67	Y	5		3
333	41666.67		0.00		41666.67	41666.67	Y	5		3
334	12141.67		2470.11		12141.67	14611.78	Y	5		3
335	22085.35	9225.86	-1122.17	0.00	31311.21	30189.04	Y	5		3
336	5416.67	16681.34	0.00	0.00	22098.01	22098.01	Y	5		2
337	8583.34	0.00	5607.30	1009.40	8583.34	15200.04	Y	5		3
338	11351.44	11250.00	0.00	0.00	22601.44	22601.44	Y	5		3
339	20000.00		-2093.67		20000.00	17906.33	Y	5		3
340	3333.33	5897.42	15443.48	0.00	9230.75	24674.23	Y	5		3
341	38724.17		0.00		38724.17	38724.17	Y	4		2
342	11878.67	6707.50	0.00	0.00	18586.17	18586.17	Y	5		3
343	25000.00		-427.00		25000.00	24573.00	N	5		3
344	18334.00		-2187.00		18334.00	16147.00	N	5		3
345	13333.34		0.00		13333.34	13333.34	N	5		3
346	18750.00		0.00		18750.00	18750.00	Y	5		3
347	9583.34	8984.50	0.00	0.00	18567.84	18567.84	Y	5		3
348	0.00		31012.58		0.00	31012.58	Y	4		3
349	18333.34	10833.33	0.00	0.00	29166.67	29166.67	Y	5		3
350	11437.00		2097.46		11437.00	13534.46	N	5		3
351	0.00		17529.00		0.00	17529.00	Y	5		3
352	13347.00	0.00	0.00	2290.91	13347.00	15637.91	Y	5		3
353	0.00		55086.43		0.00	55086.43	Y	5		3
354	9800.00	4661.67	-48.00	0.00	14461.67	14413.67	Y	5		3
355	19698.00		0.00		19698.00	19698.00	Y	5		3
356	22059.00		14631.00		22059.00	36690.00	Y	4		3
357	30822.00	11207.00	0.00	0.00	42029.00	42029.00	Y	5		3
358	12211.00	13597.00	0.00	0.00	25808.00	25808.00	Y	5		3
359	13909.00		0.00		13909.00	13909.00	Y	5		3
360	794.00		12798.00		794.00	13592.00	Y	5		3
361	48130.00		0.00		48130.00	48130.00	Y	5		3
362	4274.33	26350.42	0.00	0.00	30624.75	30624.75	Y	5		3
363	39805.88		0.00		39805.88	39805.88	Y	5		3
364	37817.32		0.00		37817.32	37817.32	Y	5		3
365		23164.17		0.00	23164.17	23164.17	Y	5		3
366	17128.74	19650.00	0.00	0.00	36778.74	36778.74	Y	5		3
367	18712.67	1505.47	0.00	0.00	20218.14	20218.14	Y	5		3
368	0.00		40055.00		0.00	40055.00	Y	5		3
369	10417.66	0.00	6054.00	4609.00	10417.66	21080.66	Y	5		3
370	37937.00	31680.00	0.00	0.00	69617.00	69617.00	Y	4		3
371	20833.34	10666.67	0.00	0.00	31500.01	31500.01	Y	5		3
372	21666.66		0.00		21666.66	21666.66	Y	5		3
373	16666.67		0.00		16666.67	16666.67	Y	5		3
374		30832.00		0.00	30832.00	30832.00	N	5		3
375	11000.00	21666.67	0.00	0.00	32666.67	32666.67	Y	5		3
376	24583.33		0.00		24583.33	24583.33	Y	5		3
377	21787.52	9166.69	-221.00	-398.00	30954.21	30335.21	Y	5		3
378	8000.00		5511.00		8000.00	13511.00	Y	5		3
379	17916.66	0.00	0.00	0.00	17916.66	17916.66	Y	5		3
380	21584.00		9692.00		21584.00	31276.00	Y	4		3
381	23819.00		0.00		23819.00	23819.00	Y	4		3
382	20833.33		-227.25		20833.33	20606.08	Y	5		3
383	25611.73		0.00		25611.73	25611.73	N	5		3
384	26667.00		0.00		26667.00	26667.00	N	5		3
385	33999.98		0.00		33999.98	33999.98	Y	5		3
386	0.00		17600.00		0.00	17600.00	Y	5		3
387	49976.87		216.25		49976.87	50193.12	N	5		3
388	21666.66		34613.00		21666.66	56279.66	Y	5		3
389	1780.00	0.00	7974.67	7136.00	1780.00	16890.67	N	4		3
390	22303.00		0.00		22303.00	22303.00	N	5		3
391	30496.11	17500.00	0.00	0.00	47996.11	47996.11	N	5		3
392	3000.00	3000.00	11163.14	0.00	6000.00	17163.14	Y	5		3
393	26666.66		0.00		26666.66	26666.66	N	5		3
394	33333.00		0.00		33333.00	33333.00	Y	5		3
395	31250.00		0.00		31250.00	31250.00	Y	5		3
396	40912.80		-1563.83		40912.80	39348.97	Y	5		3
397	4839.75	12700.00	9582.58	0.00	17539.75	27122.33	N	4		3
398	14025.00		0.00		14025.00	14025.00	N	5		3
399	53655.00		0.00		53655.00	53655.00	N	4		3
400	27916.67		10416.67		27916.67	38333.34	Y	5		3
401	0.00		50598.00		0.00	50598.00	Y	5		3
402	49400.00		0.00		49400.00	49400.00	N	5		3
403	51166.72		0.00		51166.72	51166.72	Y	4		3
404	13991.00	1187.50	-691.00	0.00	15178.50	14487.50	Y	5		3
405	15376.41	6819.29	7830.67	0.00	22195.70	30026.37	N	4		3
406	24883.00	7391.00	-410.00	0.00	32274.00	31864.00	Y	5		3
407	19902.08		0.00		19902.08	19902.08	N	4		3
408	35261.00		0.00		35261.00	35261.00	N	5		3
409	638.00	21114.00	1571.00	13093.00	21752.00	36416.00	N	5		3
410	21542.00		11269.00		21542.00	32811.00	Y	5		3
411	26250.00		0.00		26250.00	26250.00	N	5		3
412	10503.00	6402.75	0.00	0.00	16905.75	16905.75	N	5		3
413	37599.00		0.00		37599.00	37599.00	N	4		3
414	10417.00	16588.00	0.00	0.00	27005.00	27005.00	N	5		3
415	15274.05	11461.00	0.00	0.00	26735.05	26735.05	N	4		3
416	17173.48		0.00		17173.48	17173.48	N	5		3
417	17917.00	4698.54	0.00	0.00	22615.54	22615.54	N	4		3
418	33333.34		18124.35		33333.34	51457.69	N	4		2
419	29166.67		16542.00		29166.67	45708.67	Y	5		3
420	0.00	15733.94	0.00	197.78	15733.94	15931.72	Y	5		3
421	0.00	0.00	16572.66	1050.40	0.00	17623.06	Y	5		3
422	17784.50		0.00		17784.50	17784.50	Y	5		3
423	20522.65		0.00		20522.65	20522.65	Y	5		3
424	21250.00	14583.34	0.00	0.00	35833.34	35833.34	Y	5		3
425	0.00		14968.90		0.00	14968.90	Y	5		3
426	18751.20		0.00		18751.20	18751.20	N	5		3
427	13333.33	33669.08	-89.00	0.00	47002.41	46913.41	N	4		2
428	18750.00		0.00		18750.00	18750.00	N	5		3
429	20000.07		0.00		20000.07	20000.07	N	5		3
430	14892.12	2164.34	4616.79	-279.63	17056.46	21393.62	N	4		3
431	4956.12	14875.00	2055.56	0.00	19831.12	21886.68	N	5		3
432	17230.43	10234.03	0.00	0.00	27464.46	27464.46	N	5		3
433	22229.35	9746.44	0.00	0.00	31975.79	31975.79	N	5		3
434	4500.00	6000.00	1503.00	994.16	10500.00	12997.16	Y	4		3
435	7698.14	12500.00	-478.50	0.00	20198.14	19719.64	N	5		3
436		13500.00		0.00	13500.00	13500.00	N	5		3
437	19166.67	16119.56	0.00	0.00	35286.23	35286.23	N	5		3
438	20833.33		8250.92		20833.33	29084.25	Y	5		3
439	20900.00		38790.58		20900.00	59690.58	Y	5		3
440	20416.68		0.00		20416.68	20416.68	N	5		3
441	28763.00	4645.67	0.00	0.00	33408.67	33408.67	Y	4		3
442	21363.88		0.00		21363.88	21363.88	N	5		3
443	11122.77	12313.71	3057.30	0.00	23436.48	26493.78	N	5		3
444	9066.21	16140.78	0.00	0.00	25206.99	25206.99	N	5		3
445	16666.67		0.00		16666.67	16666.67	N	4		3
446	23010.00		30408.00		23010.00	53418.00	Y	4		2
447	14916.66	9409.26	0.00	0.00	24325.92	24325.92	N	5		3
448	15833.33	0.00	0.00	10324.00	15833.33	26157.33	N	5		3
449	0.00		25455.00		0.00	25455.00	Y	4		3
450	10701.08	10106.26	0.00	0.00	20807.34	20807.34	N	5		3
451	17500.02		0.00		17500.02	17500.02	N	5		3
452	8750.00	12750.00	0.00	0.00	21500.00	21500.00	N	5		3
453	24064.81	14238.21	0.00	0.00	38303.02	38303.02	N	5		3
454	19583.33		0.00		19583.33	19583.33	N	5		3
455	42978.08		1133.75		42978.08	44111.83	Y	4		3
456	22947.58		12879.00		22947.58	35826.58	N	5		3
457	10356.67	11291.67	0.00	0.00	21648.34	21648.34	N	5		3
458	41905.68		0.00		41905.68	41905.68	N	5		3
459	33333.00		99709.00		33333.00	133042.00	N	5		2
460	20832.00		102320.29		20832.00	123152.29	N	5		2
461	59743.68	15833.34	0.00	0.00	75577.02	75577.02	N	5		3
462	35585.50		0.00		35585.50	35585.50	N	5		3
463	12774.00		3029.00		12774.00	15803.00	N	5		3
464	83380.00		-9686.00		83380.00	73694.00	N	4		3
465	0.00		71360.00		0.00	71360.00	N	5		3
466	16667.00		21285.00		16667.00	37952.00	N	5		3
467	8333.33	21517.00	12581.00	0.00	29850.33	42431.33	N	4		3
468	11485.00		34232.00		11485.00	45717.00	N	4		3
469	11833.00	19975.84	6671.00	0.00	31808.84	38479.84	Y	5		3
470	54882.00		0.00		54882.00	54882.00	N	4		3
471	17641.67		12714.00		17641.67	30355.67	N	5		3
472	17579.00	5018.00	0.00	0.00	22597.00	22597.00	N	5		3
473	20833.33		27068.00		20833.33	47901.33	N	5		3

KEY	Co-Borrower Employment Verification	Borrower Asset Verification	Co-Borrower Asset Verification	Liquid / Cash Reserves	Monthly Debt All Borrowers	Originator DTI	Fully Indexed Rate	Qualification Method	Percentage of Down Payment from Borrower Own Funds
1		4		1704908.99	15737.52	0.050000		1
2		4		1383182.00	4970.91	0.310000		1
3		4		215755.45	4683.08	0.200000		1
4		4		51191.89	4190.06	0.350000		1
5		4		7456519.70	9138.74	0.260000		1
6		4		280652.41	5156.70	0.120000		1
7		4		613663.00	7468.93	0.380000		1
8		4		199460.00	5632.74	0.360000		1
9		4		235183.49	5851.21	0.360000		1	100.000000
10		4		121256.63	1838.22	0.370000		1
11		4		61082.30	4679.73	0.290000		1
12		4		671025.53	9041.67	0.310000		1
13		4		513386.21	4569.18	0.190000		1
14		4		165203.74	1725.57	0.290000		1
15		4		223476.84	5767.08	0.330000		1
16		4		58751.65	4163.25	0.350000		1
17		4		44863.00	1694.60	0.240000		1
18		4		718645.50	6073.21	0.330000		1
19		4		22006.86	5383.08	0.380000		1
20		4		280732.65	4266.02	0.430000		1
21		4		520046.99	3807.53	0.370000		1
22		4		120509.43	4650.00	0.310000		1
23		4		330296.50	5513.45	0.380000		1
24		4		243581.97	5337.92	0.210000		1
25		4		2488.71	3974.60	0.260000		1	17.000000
26		4		1944005.29	9350.49	0.340000		1
27		4		462438.00	2943.57	0.160000		1
28		4		1854259.20	6006.67	0.340000		1
29		4		388136.59	7556.65	0.150000		1
30		4		2119187.40	6516.65	0.110000		1
31		4		58632.84	3652.89	0.340000		1
32		4		1296755.86	2605.86	0.050000		1
33		4		1125717.79	3078.29	0.060000		1
34		4		213515.93	3873.68	0.340000		1
35		4		616940.00	6263.70	0.150000		1
36		4		406800.69	2432.19	0.150000		1
37		4		105622.01	4525.45	0.390000		1
38		4		64373.50	2482.98	0.330000		1
39		4		4154.67	529.61	0.180000		1	30.000000
40		4		10531071.37	6348.46	0.210000		1	100.000000
41		4		1032295.21	2259.00	0.250000		1
42		4		1871603.71	19791.54	0.190000		1
43		4		260474.07	2403.39	0.330000		1	100.000000
44		4		2775302.54	10785.63	0.300000		1	25.540000
45		4		4014.34	1049.18	0.260000		1
46		4		421931.79	6750.00	0.300000		1
47		4		1232323.00	9523.86	0.190000		1
48		4		493437.66	6912.84	0.220000		1	25.000000
49		4		15432.31	831.64	0.220000		1
50		4		6336940.05	7417.44	0.270000		1
51		4		380492.25	8119.17	0.400000		1
52		4		890418.00	7771.30	0.340000		1
53		4		334447.14	3141.25	0.420000		1
54		4		9095423.97	20638.40	0.100000		1
55		4		679592.00	6952.67	0.170000		1
56		4		521808.41	24200.67	0.390000		1
57		4		4454011.00	17538.56	0.110000		1
58		4		259692.33	7807.17	0.380000		1
59		4		283631.00	1220.57	0.410000		1
60		4		2356236.42	6666.67	0.040000		1	100.000000
61		4		1090781.20	5106.01	0.210000		1	100.000000
62		4		914395.35	4120.77	0.090000		1
63		4		603195.54	3124.95	0.150000		1
64		4		881438.04	8382.85	0.350000		1
65		4		1042731.10	9712.65	0.350000		1
66		4		14804830.00	9197.00	0.250000		1
67		4		4882376.39	7610.63	0.350000		1	100.000000
68		4		985184.64	5540.84	0.370000		1
69		4		1729157.50	10697.48	0.310000		1
70		4		964561.09	16673.69	0.260000		1
71		4		405105.02	7535.02	0.190000		1	21.570000
72		4		2102437.22	3598.24	0.080000		1
73		4		852721.20	11666.85	0.330000		1
74		4		3162607.04	13693.90	0.100000		1	100.000000
75		4		82833.75	11625.00	0.310000		1
76		4		659376.51	8126.25	0.330000		1
77		4		164090.08	5489.64	0.270000		1
78		4		163814.00	5083.00	0.250000		1
79		4		116644.17	1875.00	0.300000		1
80		4		4233053.17	13006.84	0.450000		1
81		4		697254.71	15979.97	0.300000		1	25.000000
82		4		692869.22	6754.92	0.130000		1	100.000000
83		4		1239320.50	6852.04	0.170000		1
84		4		574182.87	4378.50	0.300000		1
85		4		414040.04	6545.35	0.300000		1
86		4		3272551.96	17577.85	0.370000		1
87		4		1096298.34	13848.32	0.310000		1
88		4		398719.00	7282.48	0.430000		1
89		4		1031271.60	2957.59	0.090000		1
90		4		193905.97	8965.12	0.340000		1	100.000000
91		4		260110.37	12451.36	0.280000		1	100.000000
92		4		260199.41	4685.16	0.270000		1	100.000000
93		4		346536.68	13944.78	0.360000		1	100.000000
94		4		293361.98	7044.80	0.350000		1
95		4		5188588.80	10479.84	0.240000		1
96		4		435272.72	540.84	0.050000		1	100.000000
97		4		1020052.20	6185.37	0.120000		1
98		4		2172092.70	15908.40	0.180000		1	100.000000
99		4		5473953.00	14492.96	0.240000		1
100		4		877358.55	11345.02	0.350000		1
101		4		423541.19	5987.36	0.140000		1
102		4		4016571.61	11784.69	0.320000		1
103		4		86407.00	2800.78	0.420000		1
104		4		207528.30	11755.78	0.380000		1
105		4		71838.71	7144.73	0.320000		1
106		4		413491.20	9383.36	0.250000		1	100.000000
107		4		30860.13	8286.52	0.440000		1
108		4		906953.35	21900.00	0.360000		1	100.000000
109		4		1354064.00	7880.99	0.440000		1
110		4		2864091.10	7776.72	0.360000		1	100.000000
111		4		15502275.00	8333.20	0.200000		1
112		4		12363.00	1462.91	0.380000		1
113		4		1649199.30	6165.69	0.360000		1
114		4		449029.10	7125.00	0.380000		1	100.000000
115		4		249173.06	4549.17	0.200000		1
116		4		1478247.60	11209.40	0.400000		1
117		4		1370671.60	5775.93	0.370000		1
118		4		19811261.00	15516.72	0.240000		1
119		4		653214.93	5614.35	0.400000		1
120		4		2338716.69	12444.20	0.400000		1
121		4		500989.60	2482.09	0.230000		1
122		4		1208567.10	14010.06	0.230000		1
123		4		367781.88	7821.92	0.230000		1	100.000000
124		4		7014578.00	17164.03	0.300000		1
125		4		1803712.23	2680.95	0.260000		1
126		4		363081.68	10518.84	0.360000		1	100.000000
127		4		115391.00	1649.09	0.180000		1
128		4		948341.69	19000.00	0.400000		1	100.000000
129		4		18010218.74	9450.00	0.210000		1
130		4		4456903.55	7781.38	0.340000		1
131		4		3003684.35	11349.10	0.290000		1	30.500000
132		4		94480.55	3666.30	0.320000		1	100.000000
133		4		1192554.15	10268.45	0.410000		1	100.000000
134		4		1262456.87	6562.79	0.190000		1
135		4		1753604.00	17017.51	0.170000		1
136		4		1437452.14	17017.57	0.170000		1
137		4		577171.14	2628.96	0.090000		1
138		4		2468108.94	9501.45	0.250000		1	100.000000
139		4		2842112.35	18934.71	0.250000		1
140		4		1670297.82	44155.03	0.200000		1
141		4		1503907.13	9291.70	0.100000		1	100.000000
142		4		2670458.50	12436.41	0.170000		1
143		4		521169.52	8771.85	0.235904		1	0.000000
144		4		192716.32	8214.08	0.299058		1	100.000000
145		4		73702.67	9324.26	0.261807		1	100.000000
146		4		69045.40	3916.82	0.395483		1	100.000000
147		4		58366.48	7217.50	0.378871		1	0.000000
148		4		149947.04	5847.75	0.246991		1	100.000000
149		4		233426.01	8637.59	0.285427		1	100.000000
150		4		166517.20	6957.61	0.330748		1	0.000000
151		4		52785.57	4396.51	0.172162		1	0.000000
152		4		153105.80	7612.74	0.245548		1	0.000000
153		4		40187.91	7693.96	0.230821		1	0.000000
154		4		331822.38	6666.00	0.199980		1	100.000000
155		4		315836.13	8917.80	0.286410		1	0.000000
156		4		1044175.26	8983.68	0.280731		1	0.000000
157		4		953142.53	14099.89	0.290187		1	100.000000
158		4		258242.43	10509.68	0.414861		1	100.000000
159		4		269618.20	10445.79	0.334265		1	100.000000
160		4		248958.37	8174.08	0.445859		1	100.000000
161		4		248074.72	5738.12	0.382541		1	100.000000
162		4		132126.37	8326.19	0.226354		1	100.000000
163		4		204147.86	8074.05	0.200712		1	100.000000
164		4		20586.11	6246.10	0.401377		1	100.000000
165		4		83042.53	5202.33	0.304538		1	40.520000
166		4		868839.41	3178.90	0.251038		1	0.000000
167		4		17295.24	2194.19	0.441199		1	0.000000
168		3		213864.80	6655.99	0.333078		1	0.000000
169		3		949589.13	2320.32	0.207312		1
170		3		379450.74	3771.06	0.323234		1	0.000000
171		4		514455.40	5165.82	0.105069		1	0.000000
172		3		280601.84	2451.23	0.351251		1
173		4		2331847.66	7878.70	0.284273		1
174		3		140169.17	1393.27	0.367961		1	0.000000
175		3		2814009.78	4007.87	0.168359		1	0.000000
176		3		661949.24	4126.36	0.369812		1	100.000000
177		3		3918104.70	24498.74	0.017359		1	100.000000
178		3		1336051.87	16900.73	0.366009		1	0.000000
179		3		1196760.41	20020.47	0.145808		1	0.000000
180		3		1102565.37	8657.11	0.356597		1
181		4		220427.09	8687.27	0.408056		1	100.000000
182		4		2362160.46	29173.46	0.337234		1	0.000000
183		4		759008.90	6790.76	0.232823		1	100.000000
184		3		311368.72	8533.61	0.221422		1	0.000000
185		4		253446.53	9098.64	0.468272		1	92.570000
186		4		1083262.31	6560.99	0.282229		1	0.000000
187		4		1536836.76	19906.93	0.208389		1	0.000000
188		3		378351.00	11977.99	0.255140		1	0.000000
189		4		2043574.14	18228.84	0.175373		1	0.000000
190		3		1724857.86	5914.75	0.278871		1	0.000000
191		4		153738.81	5751.94	0.169926		1	100.000000
192		3		1179158.82	7085.32	0.202164		1	0.000000
193		4		673357.60	8627.63	0.227969		1	0.000000
194		3		367843.87	14066.42	0.283466		1	100.000000
195		4		423439.24	7667.71	0.211963		1	0.000000
196		3		155628.41	5088.96	0.411479		1	100.000000
197		4		3071123.17	8721.13	0.352685		1
198		4		328209.45	11848.45	0.369846		1	100.000000
199		4		6345066.66	5784.42	0.141195		1	0.000000
200		4		478070.35	3735.90	0.156700		1	0.000000
201		3		4846308.94	6187.18	0.247487		1	0.000000
202		3		980584.79	4802.03	0.250541		1	0.000000
203		3		20664.91	4007.91	0.413357		1	100.000000
204		4		59659.20	1628.28	0.120985		1	0.000000
205		4		283503.04	6095.28	0.272451		1	0.000000
206		3		263421.97	6862.87	0.227564		1	0.000000
207		4		400691.12	6097.05	0.177281		1	0.000000
208		3		831460.55	9073.54	0.387712		1	0.000000
209		4		1421270.12	13866.24	0.288694		1	0.000000
210		3		112045.83	7968.78	0.198071		1	0.000000
211		3		143837.04	6415.99	0.288414		1	0.000000
212		4		92037.48	4684.63	0.359389		1	0.000000
213		4		1135400.19	13550.68	0.151970		1	0.000000
214		4		85575.09	7685.69	0.235519		1	0.000000
215		4		136717.06	10501.88	0.370655		1	100.000000
216		4		625678.54	26022.21	0.290762		1	0.000000
217		4		105323.66	8887.43	0.309645		1	100.000000
218		4		918918.16	6635.35	0.132707		1	100.000000
219		3		65544.76	5869.24	0.255640		1	100.000000
220		4		772204.15	8496.45	0.078065		1	100.000000
221		3		33984.97	5120.09	0.365721		1
222		4		192791.66	5299.57	0.223140		1	100.000000
223		4		942176.63	3985.30	0.125701		1	0.000000
224		3		32266.12	7892.21	0.123095		1	0.000000
225		4		78908.76	7504.48	0.289257		1	100.000000
226		4		74028.40	4992.77	0.209376		1	100.000000
227		4		107837.78	3473.48	0.270605		1	0.000000
228		4		127378.70	7462.88	0.227693		1	100.000000
229		4		214786.21	14986.12	0.284167		1	100.000000
230		4		142196.35	9231.44	0.338706		1	100.000000
231		4		73553.64	4839.05	0.254848		1	0.000000
232		4		694297.66	6551.69	0.121328		1	0.000000
233		4		243384.62	5515.18	0.271221		1	0.000000
234		4		624946.22	6944.70	0.258033		1	100.000000
235		4		295350.24	4041.64	0.195173		1	100.000000
236		4		990222.78	5788.62	0.318521		1	0.000000
237		4		11352093.87	6160.40	0.213699		1	0.000000
238		4		47225.73	7135.08	0.311349		1	100.000000
239		4		331839.26	4825.24	0.356489		1	100.000000
240		4		636972.82	12612.23	0.142453		1	100.000000
241		4		114318.87	7879.69	0.167729		1	100.000000
242		4		655844.79	11620.61	0.258705		1	100.000000
243		4		112900.06	6397.89	0.395470		1	49.400000
244		4		2787683.31	12782.75	0.076772		1	100.000000
245		4		264392.69	6308.35	0.272076		1	100.000000
246		4		119170.07	7570.39	0.229838		1	0.000000
247		4		191378.92	3844.36	0.153774		1	100.000000
248		4		1654939.96	5931.41	0.247098		1	100.000000
249		4		81868.83	5506.82	0.209784		1	100.000000
250		3		2578311.79	14493.40	0.402081		1	0.000000
251		3		713851.90	9054.70	0.243748		1	0.000000
252		4		308500.22	9344.75	0.422916		1	100.000000
253		3		127612.21	7776.63	0.247262		1	0.000000
254		4		2138130.07	13242.77	0.349091		1	100.000000
255		4		1066213.43	9492.50	0.392447		1	100.000000
256		4		2105651.36	37768.17	0.196427		1	100.000000
257		3		3287745.76	7702.35	0.248487		1	0.000000
258		3		237443.57	9919.62	0.311987		1	100.000000
259		3		2009311.96	5619.48	0.136019		1	100.000000
260		4		323464.80	8564.18	0.427205		1	100.000000
261		4		895140.83	7645.40	0.295087		1	0.000000
262		4		1271796.52	8463.36	0.556809		1	0.000000
263		4		321406.24	9025.16	0.665769		1	0.000000
264		3		452730.92	7671.65	0.310794		1	100.000000
265		3		419855.48	6298.99	0.374516		1	100.000000
266		4		231975.43	9218.71	0.340387		1	100.000000
267		4		371221.47	13831.92	0.270171		1	0.000000
268		3		154862.01	7843.28	0.340657		1
269		3		1656594.74	10756.26	0.414771		1	100.000000
270		3		2181359.29	9172.15	0.418247		1	100.000000
271		3		518605.81	7932.61	0.341070		1	100.000000
272		3		1305765.50	16099.98	0.119259		1	0.000000
273		3		2949450.89	8470.47	0.488951		1	100.000000
274		3		3393102.83	9770.40	0.467685		1	0.000000
275		3		633171.84	11244.65	0.449786		1	0.000000
276		3		3503557.96	12258.93	0.351924		1	0.000000
277		3		365234.29	9067.86	0.437959		1	100.000000
278		4		569407.58	9357.56	0.289046		1	0.000000
279		3		223015.72	8519.67	0.127277		1	0.000000
280		3		335913.79	9356.39	0.460955		1	100.000000
281		4		204511.30	7959.00	0.255178		1	100.000000
282		4		211046.75	7432.75	0.289567		1	100.000000
283		4		1465723.56	12707.92	0.293043		1	100.000000
284		3		998483.81	21739.88	0.262902		1	100.000000
285		4		1041454.33	10000.34	0.121244		1	0.000000
286		4		1259806.87	11042.59	0.365766		1	0.000000
287		4		557264.00	5266.46	0.364163		1
288		4		1174715.01	10728.97	0.203748		1	100.000000
289		3		1918646.08	5050.12	0.489305		1	100.000000
290		3		1139340.50	12857.15	0.284109		1	100.000000
291		3		733661.25	6942.17	0.205292		1	100.000000
292		4		187359.60	7200.45	0.227383		1	0.000000
293		3		63716.35	6702.29	0.214751		1	100.000000
294		3		230132.73	6430.49	0.223205		1	92.330000
295		4		543961.54	7004.75	0.407174		1	100.000000
296		4		1009426.47	40619.44	0.119769		1	0.000000
297		3		559956.22	16367.02	0.404914		1	100.000000
298		4		1411107.99	23540.61	0.353107		1	100.000000
299		4		895244.44	7149.23	0.298731		1	100.000000
300		4		1032049.58	9523.79	0.334325		1	100.000000
301		4		548268.90	6666.08	0.179360		1	0.000000
302		4		221712.30	12697.60	0.432161		1	100.000000
303		4		221626.12	8026.50	0.224790		1	0.000000
304		4		215668.52	6720.16	0.384009		1	100.000000
305		4		380884.93	9847.06	0.383466		1	100.000000
306		4		87447.39	7989.78	0.392201		1	100.000000
307		4		111229.09	6854.01	0.392135		1	0.000000
308		4		241174.61	7427.19	0.312724		1	100.000000
309		4		561811.50	7423.10	0.245054		1	0.000000
310		4		343036.35	12596.93	0.296178		1	0.000000
311		3		66748.05	6690.59	0.406386		1	0.000000
312		4		388157.64	6438.69	0.277321		1	100.000000
313		3		358273.27	7047.53	0.191686		1	0.000000
314		4		280556.84	6823.78	0.286714		1	0.000000
315		4		78931.67	4169.37	0.321405		1	100.000000
316		4		7727.85	5574.12	0.263604		1	0.000000
317		4		517443.08	4364.05	0.398361		1	0.000000
318		4		494888.09	11975.28	0.403285		1	100.000000
319		4		402654.46	14792.18	0.435974		1	0.000000
320		4		197527.92	6289.87	0.386581		1
321		4		36239.04	5614.67	0.345518		1	100.000000
322		4		655052.21	4598.41	0.275905		1	100.000000
323		4		188342.46	10841.20	0.394814		1	0.000000
324		4		377563.91	5830.26	0.269089		1	100.000000
325		4		132398.24	4102.32	0.368001		1	0.000000
326		4		124358.78	4229.86	0.320154		1	0.000000
327		3		145464.61	8494.51	0.206841		1	0.000000
328		4		4467838.72	17977.63	0.264417		1	100.000000
329		4		121352.30	5367.02	0.224249		1	0.000000
330		4		916526.64	15098.73	0.180708		1	100.000000
331		4		302194.55	5742.66	0.204322		1	100.000000
332		4		149271.85	6628.76	0.397726		1	91.870000
333		4		257930.95	14625.29	0.351007		1	100.000000
334		4		73579.79	4503.01	0.308177		1	99.990000
335		4		237672.60	7899.99	0.261684		1	100.000000
336		4		167470.57	7194.43	0.325569		1	100.000000
337		4		1363675.11	5616.27	0.369490		1
338		4		317710.37	8777.37	0.388354		1	94.980000
339		4		288935.18	6863.62	0.383307		1	79.980000
340		4		340897.55	10461.10	0.423969		1	0.000000
341		4		55517.18	6823.17	0.176199		1	100.000000
342		4		47490.78	6049.61	0.325490		1	4.100000
343		4		418251.19	3394.31	0.138132		1	0.000000
344		3		53900.45	4885.27	0.302550		1	100.000000
345		4		326264.22	3706.00	0.277950		1	100.000000
346		4		231339.98	6025.81	0.321377		1	0.000000
347		4		56307.32	4554.91	0.245312		1	0.000000
348		4		397184.07	10918.30	0.352060		1	0.000000
349		4		137243.68	5640.83	0.193400		1	0.000000
350		4		798294.64	5438.73	0.401843		1	100.000000
351		4		671770.71	6575.85	0.375141		1	6.830000
352		4		150177.84	4690.00	0.299912		1	0.000000
353		4		334160.42	11817.81	0.214532		1	100.000000
354		4		98639.87	4886.27	0.339002		1	0.000000
355		4		567443.70	6688.86	0.339571		1	0.000000
356		4		290851.15	8254.92	0.224991		1	100.000000
357		4		823526.85	13006.68	0.309469		1	0.000000
358		4		306762.25	9548.91	0.369998		1	100.000000
359		4		244542.00	4837.89	0.347824		1	0.000000
360		4		1969615.14	4079.95	0.300173		1	0.000000
361		4		343317.40	9072.44	0.188499		1	0.000000
362		4		132429.43	4541.35	0.148290		1	0.000000
363		4		347893.50	5540.67	0.139192		1	0.000000
364		4		108545.30	10072.97	0.266359		1	0.000000
365		4		405400.00	5359.34	0.231363		1	0.000000
366		4		199976.00	7299.78	0.198478		1	0.000000
367		4		241814.31	5431.07	0.268624		1	0.000000
368		4		92661.54	8077.94	0.201671		1	0.000000
369		4		434734.76	4312.73	0.204582		1	0.000000
370		4		1482043.67	14177.43	0.203649		1	0.000000
371		4		96013.14	8634.87	0.274123		1	0.000000
372		4		268057.89	5846.44	0.269836		1	100.000000
373		4		68245.93	4191.83	0.251510		1	0.000000
374		4		239891.60	6922.08	0.224510		1	0.000000
375		4		124965.00	8377.71	0.256460		1	0.000000
376		4		248041.47	7750.28	0.315266		1	0.000000
377		4		122227.93	5991.68	0.197516		1	0.000000
378		4		411710.46	4424.54	0.327477		1	0.000000
379		4		167262.06	6643.17	0.370782		1	0.000000
380		4		1483625.70	9461.12	0.302504		1	0.000000
381		4		227219.93	6918.86	0.290477		1	100.000000
382		4		100039.76	8033.90	0.389880		1	0.000000
383		4		640054.08	11375.11	0.444137		1	100.000000
384		4		117592.19	4178.52	0.156693		1	100.000000
385		4		724072.89	11008.24	0.323772		1	100.000000
386		4		2857212.42	5744.44	0.326389		1	0.000000
387		4		159349.93	11814.05	0.235372		1	0.000000
388		4		564284.49	7111.60	0.126362		1	0.000000
389		4		131898.46	4302.83	0.254746		1	0.000000
390		4		115607.62	7260.21	0.325526		1	0.000000
391		4		140326.55	10135.84	0.211180		1	0.000000
392		4		195547.54	7046.78	0.410576		1	0.000000
393		4		559179.69	9710.70	0.364151		1	0.000000
394		4		523563.52	8422.62	0.252681		1	0.000000
395		4		197812.74	10549.73	0.337591		1	0.000000
396		4		79112.25	5750.83	0.146149		1	0.000000
397		4		210490.14	7175.79	0.264571		1	0.000000
398		4		170718.45	3401.57	0.242536		1	0.000000
399		4		2914122.28	6548.47	0.122048		1	0.000000
400		4		387408.48	7910.41	0.206358		1	0.000000
401		4		122438.03	8701.07	0.171965		1	0.000000
402		4		621456.37	8769.95	0.177529		1	0.000000
403		4		165995.15	6624.76	0.129474		1	0.000000
404		4		146220.75	4074.90	0.281270		1	0.000000
405		4		276862.09	11853.21	0.394760		1	0.000000
406		4		1030137.33	9286.84	0.291452		1	0.000000
407		4		701597.47	5453.83	0.274033		1	0.000000
408		4		217806.47	10001.20	0.283633		1	0.000000
409		4		867338.13	13261.55	0.364168		1	0.000000
410		4		365477.96	9961.57	0.303605		1	0.000000
411		4		1514515.84	8911.72	0.339494		1	0.000000
412		4		75933.00	6291.29	0.372139		1	0.000000
413		4		131681.00	8879.38	0.236160		1
414		4		289438.21	7376.28	0.273145		1	0.000000
415		4		66209.99	5983.24	0.223798		1	0.000000
416		4		148997.76	4575.93	0.266453		1	0.000000
417		4		216088.00	6028.20	0.266551		1	0.000000
418		3		288277.59	9880.55	0.192013		1	100.000000
419		4		73380.88	12580.00	0.275221		1	100.000000
420		4		272325.86	7289.13	0.457523		1	0.000000
421		4		1805786.71	3902.69	0.221454		1
422		4		203052.61	5883.93	0.330846		1	100.000000
423		4		111019.94	6257.76	0.304920		1	100.000000
424		4		337621.08	7422.71	0.207145		1	100.000000
425		4		888451.20	3852.87	0.257392		1	0.000000
426		4		193118.10	4971.91	0.265152		1	100.000000
427		4		800982.75	10151.51	0.216388		1	0.000000
428		4		48886.55	5424.41	0.289302		1	0.000000
429		3		162810.52	7575.72	0.378785		1	0.000000
430		4		116258.46	6177.85	0.288771		1	0.000000
431		3		92654.34	7994.40	0.365263		1	0.000000
432		4		166916.23	6423.72	0.233892		1	0.000000
433		4		294377.97	6851.65	0.214276		1	0.000000
434		4		204206.55	4412.19	0.339473		1	0.000000
435		4		118189.55	5282.38	0.267874		1	0.000000
436		4		237911.45	5318.60	0.393970		1	100.000000
437		4		753308.26	11155.75	0.316150		1	0.000000
438		4		4643018.75	8471.65	0.291280		1	0.000000
439		4		517304.99	17025.63	0.285231		1	100.000000
440		4		824194.84	4380.14	0.214537		1	100.000000
441		4		77861.77	11041.48	0.330497		1	0.000000
442		4		138424.91	4401.60	0.206030		1	100.000000
443		4		4660.53	6085.62	0.229700		1	0.000000
444		4		56263.64	5863.21	0.232603		1	100.000000
445		4		171317.79	4865.24	0.291914		1	100.000000
446		4		251907.73	9070.95	0.169811		1	0.000000
447		4		354186.57	8820.10	0.362580		1	0.000000
448		4		213491.09	7290.56	0.278720		1	100.000000
449		4		9549.92	7818.76	0.307160		1	0.000000
450		4		20344.41	7090.81	0.340784		1	0.000000
451		3		63927.44	5026.58	0.287233		1	0.000000
452		3		104907.97	6401.72	0.297754		1	0.000000
453		4		124201.72	3756.98	0.098086		1	0.000000
454		4		240728.72	3925.74	0.200463		1	0.000000
455		4		135048.31	8903.33	0.201835		1	0.000000
456		4		115649.99	9306.88	0.259776		1	100.000000
457		4		681109.66	3482.94	0.160887		1	0.000000
458		4		843546.40	11048.46	0.263651		1	0.000000
459		4		3298909.65	12300.17	0.092453		1	100.000000
460		4		3107273.77	25510.32	0.207145		1	0.000000
461		4		765033.75	12748.52	0.168682		1	0.000000
462		4		444300.80	8032.19	0.225715		1	100.000000
463		4		402929.07	5979.19	0.378358		1	100.000000
464		4		122186.47	12962.89	0.175902		1	100.000000
465		4		2281505.11	15691.17	0.219887		1	100.000000
466		4		2597647.14	14186.36	0.373797		1	100.000000
467		3		1482360.77	7295.45	0.171935		1	100.000000
468		3		12907308.50	19992.44	0.437309		1	100.000000
469		4		986723.14	8383.15	0.217858		1	100.000000
470		4		853290.61	11100.57	0.202262		1	100.000000
471		4		4643054.50	11477.11	0.378088		1	100.000000
472		4		53101.95	7713.19	0.341337		1	0.000000
473		4		508319.22	13818.89	0.288487		1	0.000000

KEY	City	State	Postal Code	Property Type	Occupancy	Sales Price	Original Appraised Property Value	Original Property Valuation Type	Original Property Valuation Date
1	GREENWICH	CT	06830	1	3		2400000.00	3	20101126
2	WALNUT CREEK	CA	94595	1	1		940000.00	3	20101222
3	SAN FRANCISCO	CA	94117	1	1		1700000.00	3	20081217
4	LOS ANGELES	CA	90045	1	1		775000.00	3	20081212
5	SAN FRANCISCO	CA	94115	1	1		7000000.00	3	20081217
6	SIERRA MADRE	CA	91024	1	1		1050000.00	3	20080303
7	HILLSBOROUGH	CA	94010	1	1		2750000.00	3	20081223
8	SANTA ROSA	CA	95404	6	1		1030000.00	3	20081215
9	PALO ALTO	CA	94306	1	1	1151000.00	1151000.00	3	20081219
10	PALO ALTO	CA	94306	4	1		277300.00	3	20090119
11	SOLANA BEACH	CA	92075	6	1		860000.00	3	20081216
12	VILLA PARK	CA	92861	1	1		1300000.00	3	20081219
13	MENLO PARK	CA	94025	6	1		1165000.00	3	20081218
14	SAN FRANCISCO	CA	94117	1	1		1525000.00	3	20081219
15	LAFAYETTE	CA	94549	1	1		1300000.00	3	20081223
16	ENCINITAS	CA	92024	1	1		845000.00	3	20081229
17	SAN FRANCISCO	CA	94112	15	1		750000.00	3	20081222
18	LOS ALTOS	CA	94022	1	1		1800000.00	3	20081219
19	SAN FRANCISCO	CA	94103	13	1		850000.00	3	20080902
20	SAN DIEGO	CA	92110	1	1		530000.00	3	20081224
21	SOLANA BEACH	CA	92075	6	1		1100000.00	3	20090102
22	SAN FRANCISCO	CA	94103	4	1		970000.00	3	20081220
23	MILL VALLEY	CA	94941	1	1		1000000.00	3	20081223
24	BERKELEY	CA	94707	1	1		1000000.00	3	20081219
25	MILL VALLEY	CA	94941	1	1	755000.00	755000.00	3	20081223
26	BURLINGAME	CA	94010	1	1		2350000.00	3	20081202
27	SANTA ROSA	CA	95401	1	1		775000.00	3	20090327
28	LOS ALTOS	CA	94024	1	1		2350000.00	3	20081219
29	SIMI VALLEY	CA	93063	1	3		438000.00	3	20081223
30	MORAGA	CA	94556	1	1		1225000.00	3	20090101
31	SAN FRANCISCO	CA	94127	6	1		1100000.00	3	20090109
32	REDWOOD CITY	CA	94065	4	1		745000.00	3	20090304
33	WASHINGTON	DC	20015	1	1		1175000.00	3	20090206
34	MILPITAS	CA	95035	6	1		565000.00	3	20090319
35	LOS ANGELES	CA	90272	1	1		2750000.00	3	20090422
36	SAN JOSE	CA	95125	1	1		650000.00	3	20090407
37	SAN FRANCISCO	CA	94131	1	1		1200000.00	3	20090526
38	PALO ALTO	CA	94303	3	1		407700.00	3	20090528
39	PALO ALTO	CA	94306	4	1	101098.00	101098.00	3	20090528
40	INVERNESS	CA	94937	6	2	875000.00	875000.00	3	20090515
41	CUPERTINO	CA	95014	6	1		970000.00	3	20091119
42	MALIBU	CA	90265	3	2		1250000.00	3	20090612
43	MARTINEZ	CA	94553	6	1	450000.00	450000.00	3	20090711
44	TORRANCE	CA	90503	4	3	560000.00	560000.00	3	20090819
45	SAN DIEGO	CA	92105	1	1		315000.00	3	20091013
46	ALAMO	CA	94507	1	1		1300000.00	3	20091210
47	LOS ANGELES	CA	91356	6	1		1825000.00	3	20091208
48	OAKLAND	CA	94607	13	3	225000.00	225000.00	3	20100520
49	SAN MATEO	CA	94401	1	1		510000.00	3	20100219
50	LOS ANGELES	CA	90020	1	1		2400000.00	3	20100315
51	SONOMA	CA	95476	1	1		1500000.00	3	20100928
52	BEND	OR	97701	1	1		2700000.00	3	20100713
53	CORTE MADERA	CA	94925	1	1		905000.00	3	20100907
54	SAN FRANCISCO	CA	94115	1	1		18000000.00	3	20100727
55	SAN FRANCISCO	CA	94121	1	1		1600000.00	3	20100722
56	ORINDA	CA	94563	1	1		3000000.00	3	20100730
57	SAN FRANCISCO	CA	94114	1	1		2050000.00	3	20100812
58	PLEASANTON	CA	94588	6	1		1415000.00	3	20100902
59	SAN FRANCISCO	CA	94118	13	3		1350000.00	3	20100806
60	SAN DIEGO	CA	92127	6	1	1240000.00	1240000.00	3	20100803
61	LOS ANGELES	CA	90004	1	1	2500000.00	2500000.00	3	20100810
62	KENSINGTON	CA	94708	1	1		1070000.00	3	20100817
63	LOS ANGELES	CA	90094	4	1		635000.00	3	20100831
64	LITCHFIELD	CT	06759	1	1		1650000.00	3	20100823
65	STANFORD	CA	94305	1	1		2200000.00	3	20100901
66	SAN FRANCISCO	CA	94133	1	1		4900000.00	3	20100927
67	OAK PARK AREA	CA	91377	6	1	1550000.00	1340000.00	3	20100830
68	CARPINTERIA AREA	CA	93013	3	1		1250000.00	3	20100910
69	SAN FRANCISCO	CA	94118	13	1		3600000.00	3	20100924
70	DANVILLE	CA	94526	1	1		2450000.00	3	20100816
71	GREENBRAE	CA	94904	1	1	1275000.00	1275000.00	3	20100901
72	MENLO PARK	CA	94025	1	1		1450000.00	3	20100917
73	PALO ALTO	CA	94301	1	1		3000000.00	3	20100916
74	BOSTON	MA	02116	12	1	3200000.00	3130000.00	3	20100909
75	STAMFORD	CT	06902	1	1		975000.00	3	20101018
76	LOS ANGELES	CA	91604	1	1		1750000.00	3	20100927
77	MENLO PARK	CA	94025	1	1		995000.00	3	20101006
78	SANTA CRUZ	CA	95062	4	3		240000.00	3	20100922
79	PALO ALTO	CA	94303	3	1		330000.00	3	20101013
80	LOS ALTOS	CA	94022	1	1		3250000.00	3	20100927
81	TIBURON	CA	94920	1	1	2400000.00	2400000.00	3	20100922
82	LOS GATOS	CA	95032	1	1	1825000.00	1700000.00	3	20100924
83	LOS ALTOS	CA	94024	1	1		1950000.00	3	20101015
84	LA JOLLA	CA	92037	1	1		1050000.00	3	20101022
85	LOS ANGELES	CA	91436	1	1		1175000.00	3	20101013
86	PORTOLA VALLEY	CA	94028	1	1		4600000.00	3	20101014
87	PALO ALTO	CA	94301	1	1		3000000.00	3	20101105
88	CUPERTINO	CA	95014	1	1		1450000.00	3	20101103
89	PLEASANTON	CA	94566	1	1		675000.00	3	20101104
90	LOS ALTOS	CA	94022	1	1	1549888.00	1550000.00	3	20101015
91	SAN FRANCISCO	CA	94114	1	1	2170000.00	2170000.00	3	20101018
92	SAN JOSE	CA	95116	13	3	562500.00	570000.00	3	20101015
93	ALAMO	CA	94507	1	1	1505000.00	1505000.00	3	20101103
94	WENHAM	MA	01984	1	1		860000.00	3	20101110
95	LAKE OSWEGO	OR	97035	6	1		430000.00	3	20101029
96	LOS ANGELES	CA	90036	1	1	1200000.00	1200000.00	3	20101025
97	SUNRIVER	OR	97707	4	3		310000.00	3	20101116
98	NEWTON	MA	02467	1	1	2300000.00	2300000.00	3	20101103
99	HILLSBOROUGH	CA	94010	1	1		3000000.00	3	20101114
100	WENHAM	MA	01984	1	1		1100000.00	3	20101109
101	PORTOLA VALLEY	CA	94028	1	1		1650000.00	3	20101210
102	ATHERTON	CA	94027	1	1		6000000.00	3	20101208
103	SAN FRANCISCO	CA	94118	1	1		1025000.00	3	20101118
104	MENLO PARK	CA	94025	1	1		2325000.00	3	20101112
105	KENSINGTON	CA	94708	1	1		1300000.00	3	20101117
106	OJAI	CA	93023	1	1	1815000.00	1815000.00	3	20101108
107	BOSTON	MA	02109	4	1		1000000.00	3	20101129
108	BOSTON	MA	02115	4	2	1100000.00	1100000.00	3	20101110
109	BURLINGAME	CA	94010	1	1		2200000.00	3	20101111
110	SAN CARLOS	CA	94070	1	1	1500000.00	1500000.00	3	20101106
111	MENLO PARK	CA	94025	1	1		2200000.00	3	20101222
112	FREMONT	CA	94538	1	1		390000.00	3	20101123
113	SANTA CRUZ	CA	95060	1	1		1400000.00	3	20101122
114	BOSTON	MA	02116	4	1	1365000.00	1375000.00	3	20101123
115	OAKLAND	CA	94602	1	1		975000.00	3	20101206
116	APTOS	CA	95003	1	2		1100000.00	3	20101130
117	BLAINE COUNTY	ID	83333	6	1		1200000.00	3	20101210
118	LAGUNA BEACH	CA	92651	6	1		10100000.00	3	20101130
119	PORTLAND	OR	97209	4	1		1050000.00	3	20101208
120	LOS ALTOS HILLS	CA	94022	1	1		2150000.00	3	20101203
121	REDWOOD CITY	CA	94065	1	1		920000.00	3	20101130
122	LOS ANGELES	CA	90077	1	1		3000000.00	3	20101210
123	WESTON	MA	02493	1	1	1350000.00	1350000.00	3	20101213
124	SAN FRANCISCO	CA	94123	1	1		7600000.00	3	20101229
125	SANTA BARBARA	CA	93108	1	1		1400000.00	3	20101218
126	WESTON	MA	02493	1	1	1446000.00	1500000.00	3	20110127
127	SAN FRANCISCO	CA	94132	1	1		800000.00	3	19000100
128	SANTA MONICA	CA	90402	1	1	3550000.00	3550000.00	3	20101217
129	SAN FRANCISCO	CA	94115	1	1		3700000.00	3	20101222
130	LOS ANGELES	CA	90272	1	1		7250000.00	3	20110107
131	WEST HOLLYWOOD	CA	90069	4	1	1050000.00	1225000.00	3	19000100
132	PACIFICA	CA	94044	1	1	549000.00	559000.00	3	20110103
133	UPPER SADDLE RIVER	NJ	07458	1	1	1025000.00	1050000.00	3	20101101
134	NEW YORK	NY	10075	2	1		1900000.00	3	20081223
135	SOUTHAMPTON	NY	11976	1	2		2750000.00	3	20081218
136	NEW YORK	NY	10010	2	1		2475000.00	3	20081219
137	NEW YORK	NY	10022	2	1		905000.00	3	20090113
138	NEW YORK	NY	10012	2	1	1775000.00	1775000.00	3	20100714
139	SAG HARBOR	NY	11963	1	1		4100000.00	3	20100927
140	NEW YORK	NY	10021	2	1		8800000.00	3	20100922
141	NEW YORK	NY	10065	2	1	2600000.00	2600000.00	3	20100922
142	NEW YORK	NY	10075	2	1		2900000.00	3	20101103
143	Mercer Island	WA	98040	7	1		1400000.00	3	20101229
144	Bainbridge Island	WA	98110	7	1	812500.00	900000.00	3	20110511
145	Spokane	WA	99206	1	1	850000.00	900000.00	3	20110517
146	Portland	OR	97229	1	1	540000.00	545000.00	3	20110513
147	Missoula	MT	59804	1	1		1015000.00	3	20110620
148	DALLAS	TX	75229	1	1	880000.00	880000.00	3	20110311
149	HUNTINGTON BEACH	CA	92648	7	1	1435000.00	1435000.00	3	20110404
150	CHICAGO	IL	60613	1	1		1150000.00	3	20110418
151	HEATH	TX	75032	7	1		715000.00	3	20100819
152	FUQUAY VARINA	NC	27526	1	1		1100000.00	3	20101210
153	ALLEN	TX	75013	7	1		895000.00	3	20101209
154	BATON ROUGE	LA	70808	1	1	1090000.00	1130000.00	3	20110427
155	ARCADIA	CA	91006	1	1		1720000.00	3	20110329
156	UNIVERSITY PARK	TX	75225	1	1		1560000.00	3	20110421
157	NEWPORT COAST	CA	92657	3	1	2200000.00	2200000.00	3	20110429
158	SAN ANTONIO	TX	78257	7	1	1173000.00	1250000.00	3	20110426
159	GLENCOE	IL	60022	1	1	1260000.00	1300000.00	3	20110428
160	TERRELL HILLS	TX	78209	1	1	1060000.00	1100000.00	3	20110426
161	DALLAS	TX	75287	7	1	620000.00	650000.00	3	20110511
162	DESTIN	FL	32541	7	2	735000.00	750000.00	3	20110507
163	PARADISE VALLEY	AZ	85253	7	1	1525000.00	1600000.00	3	20110512
164	AUSTIN	TX	78731	1	1	590000.00	610000.00	3	20110607
165	WINCHESTER	MA	1890	1	1	789000.00	790000.00	3	20110620
166	ENCINITAS	CA	92024	1	1		1210000.00	3	20081222
167	WAKEFIELD	MA	01880	1	1		420000.00	3	20081222
168	PLEASANTON	CA	94566	1	1		1285000.00	3	20081223
169	PORTLAND	OR	97225	1	1		540000.00	3	20090105
170	SAN MATEO	CA	94403	1	1		915000.00	3	20081223
171	PALO ALTO	CA	94303	1	1		1550000.00	3	20090211
172	IRVINE	CA	92603	4	1		650000.00	3	20090217
173	PORTLAND	OR	97225	1	1		1000000.00	3	20090328
174	PALO ALTO	CA	94303	3	1		130000.00	3	20090316
175	ORINDA	CA	94563	1	1		1440000.00	3	20091210
176	MARTINEZ	CA	94553	6	1	449000.00	449000.00	3	20090408
177	LOS ANGELES	CA	90036	15	3	1950000.00	1950000.00	3	20090506
178	SEATTLE	WA	98112	4	2		1300000.00	3	20090601
179	BEVERLY HILLS	CA	90210	1	1		4000000.00	3	20090619
180	LOS GATOS	CA	95030	1	1		2000000.00	3	20100126
181	BURLINGAME	CA	94010	1	1	1728000.00	1730000.00	3	20100805
182	LAKE OSWEGO	OR	97034	1	1		4500000.00	3	20100720
183	MOUNTAIN VIEW	CA	94040	1	1	1375000.00	1375000.00	3	20100805
184	TRUCKEE	CA	96161	6	2		740000.00	3	20100816
185	PIEDMONT	CA	94610	1	1	1670000.00	1670000.00	3	20100812
186	SAN FRANCISCO	CA	94116	1	1		1125000.00	3	20101012
187	HILLSBOROUGH	CA	94010	1	1		3600000.00	3	20100827
188	DISCOVERY BAY	CA	94505	6	1		930000.00	3	20101123
189	LOS ANGELES	CA	90024	1	1		4050000.00	3	20101004
190	MENLO PARK	CA	94025	1	1		2100000.00	3	20101027
191	LAFAYETTE	CA	94549	1	1	3000000.00	3000000.00	3	20101027
192	MENLO PARK	CA	94025	1	1		1703000.00	3	20101030
193	LOS ANGELES	CA	90024	1	1		1325000.00	3	20101102
194	BOSTON	MA	02118	1	1	1850000.00	1900000.00	3	20101113
195	HILLSBOROUGH	CA	94010	1	1		2100000.00	3	20101123
196	PALO ALTO	CA	94303	1	1	1630000.00	1630000.00	3	20101202
197	HILLSBOROUGH	CA	94010	1	1		2100000.00	3	20101116
198	ORINDA	CA	94563	1	1	1400000.00	1450000.00	3	20101120
199	SAN FRANCISCO	CA	94109	4	1		1775000.00	3	20101201
200	WEST HOLLYWOOD	CA	90069	4	2		570000.00	3	20101201
201	HILLSBOROUGH	CA	94010	1	1		2750000.00	3	20101209
202	GROTON	MA	01450	1	1		640000.00	3	20101209
203	SAN FRANCISCO	CA	94109	2	1	400000.00	450000.00	3	20101210
204	STUDIO CITY AREA LOS ANGE	CA	91604	1	1		800000.00	3	20101220
205	ARCADIA	CA	91007	1	1		1230000.00	3	20100608
206	SAN FRANCISCO	CA	94114	1	1		1895000.00	3	20101213
207	REDWOOD CITY	CA	94061	1	2		1250000.00	3	20100905
208	SEDONA	AZ	86351	7	1		1050000.00	3	20101022
209	GILFORD	NH	03249	7	2		1600000.00	3	20101018
210	BURLINGAME	CA	94010	1	1		2100000.00	3	20101019
211	DENVER	CO	80209	1	1		1100000.00	3	20101117
212	CAPE CORAL	FL	33990	1	1		800000.00	3	20101117
213	CINCINNATI	OH	45208	1	1		1300000.00	3	20101123
214	ATLANTA	GA	30309	1	1		1250000.00	3	20100907
215	RIVIERA BEACH	FL	33404	4	1	1040000.00	1050000.00	3	20101207
216	VANCOUVER	WA	98683	1	1		1700000.00	3	20101216
217	PHOENIX	AZ	85018	1	1	770000.00	770000.00	3	20101221
218	CARMEL	IN	46032	7	1	887000.00	896000.00	3	20101216
219	NEWCASTLE	WA	98059	7	1	1022000.00	1050000.00	3	20101218
220	BAKERSFIELD	CA	93311	7	1	1750000.00	1750000.00	3	20110113
221	WILMETTE	IL	60091	1	1		1035000.00	3	20101226
222	ATLANTA	GA	30324	1	1	912500.00	925000.00	3	20110106
223	COOPERSTOWN	NY	13326	1	1		650000.00	3	20101229
224	RIDGELAND	MS	39157	7	1		1100000.00	3	20101209
225	DEVON	PA	19333	1	1	1150000.00	1150000.00	3	20110119
226	ATLANTA	GA	30327	7	1	789900.00	911000.00	3	20110127
227	MAPLE GROVE	MN	55311	7	1		555000.00	3	20110215
228	YUMA	AZ	85364	7	1	700000.00	820000.00	3	20110217
229	NEWPORT COAST	CA	92657	7	1	2050000.00	2050000.00	3	20110311
230	LEWISVILLE	TX	75056	7	1	760000.00	760000.00	3	20110216
231	COLORADO SPRINGS	CO	80906	7	1		1025000.00	3	20110309
232	MEDFORD	OR	97504	7	1		1100000.00	3	20110327
233	HONOLULU	HI	96821	7	1		1300000.00	3	20110321
234	BOCA RATON	FL	33432	1	2	780000.00	850000.00	3	20110324
235	MILFORD	CT	06460	1	1	630000.00	650000.00	3	20110324
236	GREENWOOD VILLAGE	CO	80121	7	1		1540000.00	3	20110328
237	RICHMOND	VA	23226	1	1		1200000.00	3	20110329
238	NEWTOWN	CT	06470	1	1	1005000.00	1005000.00	3	20110411
239	COOPER CITY	FL	33330	7	1	650000.00	650000.00	3	20110420
240	FRIDAY HARBOR	WA	98250	1	2	1300000.00	1300000.00	3	20110427
241	EDMONDS	WA	98020	3	1	849950.00	850000.00	3	20110428
242	CARMEL	CA	93923	1	1	1800000.00	1800000.00	3	20110510
243	DAVIDSONVILLE	MD	21035	1	1	732000.00	785000.00	3	20110512
244	LEXINGTON	MA	02420	1	1	2380000.00	2380000.00	3	20110509
245	ACTON	MA	01720	1	1	950000.00	950000.00	3	20110513
246	BLOOMFIELD HILLS	MI	48304	1	1		880000.00	3	20110517
247	HIGHLANDS RANCH	CO	80126	6	1	585000.00	586000.00	3	20110601
248	TUCSON	AZ	85718	7	1	1237500.00	1250000.00	3	20110502
249	PRINCETON JCT	NJ	08550	1	1	817500.00	817000.00	3	20110523
250	SAN FRANCISCO	CA	94118	1	1		2700000.00	3	20100820
251	SAN FRANCISCO	CA	94118	1	1		1850000.00	3	20100819
252	SAN FRANCISCO	CA	94121	1	1	1750000.00	1775000.00	3	20100917
253	SAN FRANCISCO	CA	94122	1	1		1800000.00	3	20100930
254	SAN FRANCISCO	CA	94115	1	1	1650000.00	1650000.00	3	20101013
255	SAN FRANCISCO	CA	94115	3	1	1585000.00	1585000.00	3	20101026
256	SAN FRANCISCO	CA	94114	1	2	1775000.00	1775000.00	3	20101027
257	LARKSPUR	CA	94939	1	1		1550000.00	3	20101104
258	LONG BEACH	CA	90802	4	1	1800000.00	1800000.00	3	20101217
259	MONTEREY	MA	01245	1	1	1010000.00	1100000.00	3	20110120
260	SAN FRANCISCO	CA	94114	3	1	1250000.00	1250000.00	3	20101231
261	MANHATTAN BEACH	CA	90266	1	1		1500000.00	3	20110203
262	BEVERLY HILLS	CA	90210	1	1		4200000.00	3	20110215
263	SAN FRANCISCO	CA	94118	1	1		2800000.00	3	20110216
264	DANVILLE	CA	94526	1	1	1210000.00	1210000.00	3	20110201
265	SAN RAFAEL	CA	94901	1	1	1200000.00	1200000.00	3	20110215
266	MILL VALLEY	CA	94941	1	1	1275000.00	1275000.00	3	20110216
267	HILLSBOROUGH	CA	94010	1	1		4000000.00	3	20110222
268	SAN FRANCISCO	CA	94121	1	1		1375000.00	3	20110214
269	NEWPORT BEACH	CA	92657	6	1	1735000.00	1735000.00	3	20110310
270	BELVEDERE	CA	94920	1	1	2100000.00	2100000.00	3	20110222
271	SAN CARLOS	CA	94070	6	1	1210000.00	1210000.00	3	20110308
272	HILLSBOROUGH	CA	94010	1	1		3800000.00	3	20110323
273	MILL VALLEY	CA	94941	3	2	1350000.00	1275000.00	3	20110316
274	BURLINGAME	CA	94010	1	3		925000.00	3	20101116
275	TIBURON	CA	94920	1	1		2300000.00	3	20110304
276	SANTA BARBARA	CA	93103	1	1		3400000.00	3	20110407
277	PORTOLA VALLEY	CA	94028	1	1	1610000.00	1610000.00	3	20110404
278	SAN FRANCISCO	CA	94115	1	1		2000000.00	3	20110421
279	MILL VALLEY	CA	94941	1	1		2125000.00	3	20110118
280	ENCINITAS	CA	92024	1	1	1282500.00	1300000.00	3	20110404
281	TIBURON	CA	94920	1	1	1150000.00	1150000.00	3	20110425
282	NORTH ANDOVER	MA	01845	1	1	735000.00	735000.00	3	20110412
283	MENLO PARK	CA	94025	1	1	2300000.00	2300000.00	3	20110419
284	WELLESLEY	MA	02481	1	1	3950000.00	3950000.00	3	20110420
285	NEWPORT BEACH	CA	92660	6	1		2300000.00	3	20110426
286	SAN FRANCISCO	CA	94123	3	1		2200000.00	3	20110524
287	SAN FRANCISCO	CA	94107	13	1		1300000.00	3	20110513
288	MENLO PARK	CA	94025	1	1	2900000.00	2900000.00	3	20110505
289	SAN FRANCISCO	CA	94118	13	1	1800000.00	1800000.00	3	20110511
290	SAN ANSELMO	CA	94960	1	1	2125000.00	2125000.00	3	20110425
291	LOS ANGELES	CA	91423	1	1	990000.00	990000.00	3	20110503
292	MENLO PARK	CA	94025	6	1		1280000.00	3	20110516
293	WARWICK	NY	10990	1	1	601350.00	605000.00	3	20110518
294	ORINDA	CA	94563	1	1	1325000.00	1325000.00	3	20110429
295	SAN FRANCISCO	CA	94109	2	2	1200000.00	1200000.00	3	20110503
296	SAN RAFAEL	CA	94901	1	1		5400000.00	3	20110504
297	LOS ANGELES	CA	91436	1	1	1810000.00	1810000.00	3	20110502
298	ALAMO	CA	94507	1	1	1975000.00	1975000.00	3	20110525
299	SAN FRANCISCO	CA	94109	3	1	1329000.00	1330000.00	3	20110523
300	SAN FRANCISCO	CA	94123	1	1	1950000.00	1950000.00	3	20110613
301	ALAMO	CA	94507	1	1		1625000.00	3	20110617
302	SAN FRANCISCO	CA	94114	1	1	1950000.00	1950000.00	3	20110212
303	DANVILLE	CA	94526	1	1		1575000.00	3	20110405
304	DANVILLE	CA	94526	1	1	1075000.00	1100000.00	3	20110310
305	CARMEL	CA	93923	7	1	1300000.00	1270000.00	3	20110325
306	PLEASANTON	CA	94566	7	1	1110000.00	1110000.00	3	20110412
307	ORANGE	CA	92869	1	1		1665000.00	3	20101001
308	THE WOODLANDS	TX	77382	1	1	940329.00	965000.00	3	20100816
309	MONARCH BEACH	CA	92629	6	1		1375000.00	3	20100915
310	SCOTTSDALE	AZ	85262	6	1		2400000.00	3	20100917
311	BERKELEY	CA	94705	1	1		975000.00	3	20100917
312	WELLESLEY	MA	2481	1	1	862500.00	875000.00	3	20110328
313	MISSION HILLS	KS	66208	6	1		1175000.00	3	20101020
314	HOPKINTON	MA	1748	1	1		1265000.00	3	20101123
315	LAS VEGAS	NV	89117	7	1	628500.00	625000.00	3	20110317
316	MILTON	GA	30004	6	1		1070000.00	3	20101028
317	DENVER	CO	80209	1	1		925000.00	3	20101115
318	SAN RAMON	CA	94583	6	1	1399000.00	1400000.00	3	20101220
319	MENLO PARK	CA	94025	1	1		2000000.00	3	20101124
320	THE WOODLANDS	TX	77381	1	1		1000000.00	3	20101213
321	SEATTLE	WA	98115	1	1	950000.00	975000.00	3	20101214
322	BERWYN	PA	19312	6	1	917500.00	918000.00	3	20101214
323	BEVERLY HILLS	CA	90212	1	1		2525000.00	3	20110127
324	SAMMAMISH	WA	98075	1	1	870000.00	870000.00	3	20110216
325	SIGNAL MOUNTAIN	TN	37377	7	1		750000.00	3	20110323
326	LOUISVILLE	CO	80027	1	1		960000.00	3	20110128
327	SANTA ROSA	CA	95405	6	1		1150000.00	3	20110209
328	MENDHAM	NJ	7945	1	1	3000000.00	3000000.00	3	20110203
329	PORTLAND	OR	97229	6	1		875000.00	3	20110202
330	PALM SPRINGS	CA	92264	6	1	1400000.00	1400000.00	3	20110125
331	CHANDLER	AZ	85249	6	1	600000.00	625000.00	3	20110201
332	WELLESLEY	MA	2482	1	1	1235000.00	1235000.00	3	20110331
333	PARAMUS	NJ	7652	1	1	1630000.00	1630000.00	3	20110207
334	NORTHBROOK	IL	60062	1	1	835000.00	800000.00	3	20110207
335	HOLMDEL	NJ	7733	1	1	1155000.00	1155000.00	3	20110215
336	ARLINGTON	VA	22207	1	1	1119000.00	1120000.00	3	20110217
337	HOUSTON	TX	77007	6	1		960000.00	3	20110221
338	LA JOLLA	CA	92037	6	1	955000.00	955000.00	3	20110309
339	ENCINITAS	CA	92024	7	1	1525000.00	1525000.00	3	20110223
340	LOS ALTOS HILLS	CA	94022	1	1		2300000.00	3	20110330
341	PITTSBURGH	PA	15217	1	1	775000.00	777500.00	3	20110326
342	LITTLETON	CO	80127	7	1	716000.00	722000.00	3	20110405
343	SCOTTSDALE	AZ	85266	7	1		825000.00	3	20100817
344	GULF SHORES	AL	36542	1	2	790000.00	798000.00	3	20100915
345	MARS	PA	16046	1	1	570000.00	575000.00	3	20100913
346	PALM BEACH GARDENS	FL	33418	7	1		1125000.00	3	20100901
347	ATLANTA	GA	30319	1	1		802000.00	3	20100916
348	ALPHARETTA	GA	30005	7	1		750000.00	3	20100828
349	ATLANTA	GA	30319	1	1		1100000.00	3	20100714
350	DULUTH	GA	30097	1	1	930000.00	953000.00	3	20100821
351	MAITLAND	FL	32751	1	1	1250000.00	1500000.00	3	20100910
352	HAYES	VA	23072	1	1		925000.00	3	20101008
353	MILTON	GA	30004	7	1	945000.00	950000.00	3	20100804
354	CHARLOTTESVILLE	VA	22901	1	1		1140000.00	3	20101022
355	WASHINGTON	DC	20007	12	1		1650000.00	3	20100920
356	FT. LAUDERDALE	FL	33308	7	1	1250000.00	1250000.00	3	20100929
357	ATLANTA	GA	30327	1	1		1400000.00	3	20101012
358	ATLANTA	GA	30327	1	1	1250000.00	1300000.00	3	20101104
359	DECATUR	GA	30033	1	1		1082000.00	3	20101114
360	CHARLOTTE	NC	28209	1	1		850000.00	3	20100910
361	ATLANTA	GA	30327	1	1		1900000.00	3	20101105
362	ATLANTA	GA	30305	1	1		975000.00	3	20101108
363	BRENTWOOD	TN	37027	1	1		1550000.00	3	20101026
364	JOHNS ISLAND	SC	29455	1	1		2200000.00	3	20100614
365	CUMMING	GA	30041	7	1		800000.00	3	20101104
366	ATLANTA	GA	30306	1	1		1500000.00	3	20101027
367	MT PLEASANT	SC	29464	7	1		1200000.00	3	20101018
368	WRIGHTSVILLE BEACH	NC	28480	1	1		1850000.00	3	20101006
369	HILTON HEAD ISLAND	SC	29928	7	1		1400000.00	3	20101014
370	CHARLESTON	SC	29401	1	1		2500000.00	3	20101110
371	MIAMI SHORES	FL	33138	1	1		1570000.00	3	20100902
372	ELLICOTT CITY	MD	21042	1	1	950000.00	950000.00	3	20101118
373	YORKTOWN	VA	23693	7	1		885000.00	3	20100902
374	AMBLER	PA	19002	1	1		1600000.00	3	20101015
375	MONTVERDE	FL	34756	1	1		950000.00	3	20101005
376	ATLANTA	GA	30309	7	1		1150000.00	3	20100924
377	WINTER PARK	FL	32789	1	1		911000.00	3	20100914
378	HILTON HEAD ISLAND	SC	29926	7	1		800000.00	3	20100910
379	WASHINGTON	DC	20036	1	1		1400000.00	3	20100908
380	CORNELIUS	NC	28031	7	1		2645000.00	3	20101112
381	ATLANTA	GA	30342	1	1	1418993.00	1500000.00	3	20091215
382	ATHENS	GA	30606	1	1		1300000.00	3	20100831
383	BRENTWOOD	TN	37027	7	2	1190000.00	1200000.00	3	20101101
384	FAIRFIELD	CA	94534	1	1	600000.00	585000.00	3	20101027
385	RENO	NV	89519	1	1	1275000.00	1315000.00	3	20110115
386	LACONIA	NH	03246	1	1		1150000.00	3	20101207
387	CHESTER	NY	10950	1	1		1200000.00	3	20100830
388	DEEPHAVEN	MN	55331	1	1		1250000.00	3	20101014
389	SPOKANE	WA	99223	1	1		935000.00	3	20100928
390	NEWTON	MA	02459	1	1		1287000.00	3	20101009
391	CLAREMONT	CA	91711	1	1		1550000.00	3	20101105
392	ARCADIA	CA	91007	1	1		2190000.00	3	20101118
393	MOORESTOWN	NJ	08057	1	1		1125000.00	3	20101109
394	GREAT FALLS	VA	22066	1	1		1900000.00	3	20101111
395	WALNUT CREEK	CA	94598	1	1		1250000.00	3	20101124
396	NEWTON	MA	02465	1	1		1590000.00	3	20101102
397	EDINA	MN	55436	1	1		1580000.00	3	20101029
398	WAXHAW	NC	28173	1	1		680000.00	3	20101202
399	WASHINGTON	DC	20007	1	1		2100000.00	3	20110111
400	ORONO	MN	55356	1	1		1100000.00	3	20101116
401	SAINT CHARLE	IL	60175	1	1		1095000.00	3	20101026
402	EXCELSIOR	MN	55331	1	1		1275000.00	3	20101123
403	MEQUON	WI	53092	1	1		950000.00	3	20101114
404	WALLA WALLA	WA	99362	1	1		845000.00	3	20101119
405	EDINA	MN	55424	1	1		1475000.00	3	20101110
406	LOS ANGELES	CA	90068	1	1		1150000.00	3	20101215
407	EDINA	MN	55436	1	1		1200000.00	3	20101129
408	SCOTTSDALE	AZ	85266	1	1		2100000.00	3	20101207
409	LOS ALTOS	CA	94024	1	1		1975000.00	3	20101214
410	WESTFIELD	NJ	07090	1	1		1770000.00	3	20101207
411	BELMONT	MA	02478	1	1		1725000.00	3	20101222
412	GUALALA	CA	95445	1	2		745000.00	3	20101206
413	LADERA RANCH	CA	92694	1	1		1185000.00	3	20101202
414	HOUSTON	TX	77019	1	1		940000.00	3	20101201
415	BELLAIRE	TX	77401	1	1		760000.00	3	20101206
416	DENVER	CO	80220	1	1		1450000.00	3	20101215
417	ELLICOTT CIT	MD	21042	1	1		915000.00	3	20101210
418	BOSTON	MA	02130	4	1	510000.00	545000.00	3	20101112
419	HILLSBOROUGH	CA	94010	1	1	1950000.00	1950000.00	3	20110318
420	SAN MATEO	CA	94403	1	1		1275000.00	3	20101029
421	ASHLAND	OR	97520	1	1		660000.00	3	20101220
422	FAIRHOPE	AL	36532	1	1	1050000.00	1100000.00	3	20110204
423	LEXINGTON	MA	2421	1	1	1060000.00	1098000.00	3	20110209
424	FORT LAUDERDALE	FL	33308	1	1	1300000.00	1350000.00	3	20110222
425	OGUNQUIT	ME	03907	1	1		991000.00	3	20110406
426	NORTHBORO	MA	01532	1	1	599250.00	600000.00	3	20101104
427	LOS ANGELES	CA	90077	1	1		2600000.00	3	20101008
428	CHAPEL HILL	NC	27514	6	1		700000.00	3	20100910
429	SANTA MONICA	CA	90405	1	1		1550000.00	3	20100914
430	UPLAND	CA	91784	1	1		870000.00	3	20100930
431	BERKELEY	CA	94705	1	1		1100000.00	3	20101025
432	MILL VALLEY	CA	94941	1	1		1025000.00	3	20101103
433	BURLINGAME	CA	94010	1	1		1700000.00	3	20101028
434	ENGLEWOOD	CO	80111	6	1		730000.00	3	20101104
435	LA MESA	CA	91941	1	1		1063000.00	3	20101109
436	WEST WINDSOR	NJ	08550	1	1	830000.00	830000.00	3	20101106
437	SAN FRANCISCO	CA	94114	1	1		1925000.00	3	20101104
438	MILL VALLEY	CA	94941	1	1		1660000.00	3	20101111
439	ZEPHYR COVE	NV	89448	1	2	925000.00	925000.00	3	20101122
440	PROSPER	TX	75078	6	1	691396.00	720000.00	3	20101102
441	ATLANTA	GA	30327	1	1		1168000.00	3	20101123
442	WINDSOR	CO	80528	6	1	685000.00	690000.00	3	20101105
443	TORRANCE	CA	90505	1	1		1058000.00	3	20101118
444	SAN DIEGO	CA	92130	6	1	1160000.00	1160000.00	3	20101110
445	SCOTTSDALE	AZ	85262	6	1	700000.00	700000.00	3	20101108
446	CHERRY HILLS VILLAGE	CO	80113	6	1		2000000.00	3	20101208
447	SAN FRANCISCO	CA	94118	1	1		1900000.00	3	20101109
448	WEST PALM BEACH	FL	33405	1	1	1200000.00	1200000.00	3	20101120
449	HOUSTON	TX	77024	1	1		1285000.00	3	20101118
450	BELLAIRE	TX	77401	1	1		729000.00	3	20101118
451	WINTER PARK	FL	32792	6	1		835000.00	3	20101118
452	PIEDMONT	CA	94611	1	1		1125000.00	3	20101119
453	PORTLAND	OR	97210	1	1		1000000.00	3	20101122
454	RICHMOND	VA	23229	1	1		1050000.00	3	20101119
455	DANA POINT	CA	92629	1	1		1465000.00	3	20101122
456	PORTSMOUTH	RI	02871	1	1	930000.00	961000.00	3	20101213
457	NEW YORK	NY	10128	4	1		975000.00	3	20090114
458	NEW YORK	NY	10025	2	1		1385000.00	3	20100727
459	NEW YORK	NY	10021	2	1	2725000.00	2725000.00	3	20100831
460	NEW YORK	NY	10023	4	1		4550000.00	3	20101014
461	NEW YORK	NY	10023	2	1		2700000.00	3	20101013
462	NEW YORK	NY	10024	2	1	2325000.00	2325000.00	3	20101014
463	NEW YORK	NY	10010	2	1	1305000.00	1320000.00	3	20101117
464	KINGSTON	NY	12401	1	1	585000.00	585000.00	3	20110113
465	NEW ROCHELLE	NY	10804	1	1	1570000.00	1500000.00	3	20110303
466	EAST HAMPTON	NY	11937	1	2	1750010.00	1650000.00	3	20101226
467	NEW YORK	NY	10028	2	1	1700000.00	1750000.00	3	20110328
468	NEW YORK	NY	10022	2	1	3100000.00	3100000.00	3	20110128
469	GREAT NECK	NY	11021	1	1	1365000.00	1600000.00	3	20110325
470	New York	NY	10128	2	1	2140000.00	2150000.00	3	20110414
471	SHORT HILLS	NJ	07078	1	1	2500000.00	2500000.00	3	20110427
472	NEW YORK	NY	10023	4	1		2250000.00	3	20100928
473	GARDEN CITY	NY	11530	1	1		2300000.00	3	20101129

KEY	Original Automated Valuation Model (AVM) Model Name	Original AVM Confidence Score	Most Recent Property Value2	Most Recent Property Valuation Type	Most Recent Property Valuation Date	Most Recent AVM Model Name	Most Recent AVM Confidence Score	Original CLTV	Original LTV	Original Pledged Assets	Mortgage Insurance Company Name
1								0.387000	0.291667	0
2								0.567021	0.301064	0
3								0.367647	0.367647	0
4			633200.00	7	20110817			0.709677	0.645161	0
5								0.089357	0.089357	0
6								0.709524	0.595238	0
7								0.353091	0.227273	0
8			900000.00	5	20110912			0.602864	0.505777	0
9			1326500.00	7	20110817			0.750000	0.543440	0
10			465500.00	7	20110817			0.789758	0.789758	0
11			824500.00	7	20110817			0.600000	0.600000	0
12			1100000.00	10	20110829			0.714615	0.406923	0
13			1121082.00	10	20110829			0.515021	0.472103	0
14								0.298361	0.298361	0
15			1125000.00	5	20110912			0.600000	0.480769	0
16			750000.00	5	20110912			0.799053	0.493491	0
17			675000.00	10	20110829			0.660000	0.660000	0
18			1763900.00	7	20110817			0.513889	0.347222	0
19			950000.00	10	20110829			0.800000	0.750000	0
20			513500.00	7	20110817			0.758491	0.758491	0
21			997000.00	10	20110829			0.470000	0.356364	0
22			875000.00	10	20110829			0.644330	0.644330	0
23			900000.00	5	20110912			0.699000	0.625000	0
24			1009700.00	7	20110817			0.710000	0.625000	0
25			820900.00	10	20110829			0.800000	0.800000	0
26								0.478830	0.266064	0
27			660000.00	5	20110912			0.628387	0.538065	0
28			2450000.00	10	20110829			0.266170	0.266170	0
29			406100.00	7	20110817			0.627854	0.627854	0
30			1125000.00	10	20110829			0.648980	0.510204	0
31								0.314545	0.223636	0
32			679000.00	10	20110829			0.559732	0.559732	0
33			1100000.00	10	20110829			0.340426	0.340426	0
34			543900.00	7	20110817			0.738053	0.738053	0
35			2350000.00	10	20110829			0.301545	0.265182	0
36			650000.00	5	20110912			0.595123	0.595123	0
37			1043600.00	7	20110817			0.575000	0.575000	0
38			550200.00	7	20110817			0.780476	0.780476	0
39			123300.00	7	20110817			0.699994	0.699994	0
40			802300.00	7	20110817			0.750000	0.750000	0
41								0.298969	0.298969	0
42			1241000.00	7	20110817			0.500000	0.500000	0
43			445100.00	7	20110817			0.800000	0.800000	0
44			552500.00	7	20110817			0.744643	0.744643	0
45								0.539683	0.539683	0
46								0.695962	0.561346	0
47								0.365479	0.228493	0
48								0.700000	0.700000	0
49								0.143137	0.143137	0
50								0.416667	0.208333	0
51								0.700000	0.600000	0
52								0.425926	0.425926	0
53								0.484530	0.484530	0
54								0.088911	0.061111	0
55								0.600000	0.600000	0
56								0.666667	0.666667	0
57								0.746220	0.355976	0
58								0.749117	0.678445	0
59								0.457037	0.308889	0
60								0.562500	0.562500	0
61								0.571900	0.291900	0
62								0.600000	0.600000	0
63								0.656693	0.656693	0
64								0.718182	0.415152	0
65								0.652273	0.545455	0
66								0.224490	0.224490	0
67								0.800000	0.800000	0
68								0.624000	0.568000	0
69								0.444444	0.444444	0
70								0.649098	0.444898	0
71								0.784314	0.784314	0
72								0.287586	0.287586	0
73								0.530000	0.230000	0
74								0.650000	0.638978	0
75								0.726923	0.726923	0
76								0.571429	0.571429	0
77								0.750000	0.733417	0
78								0.700000	0.700000	0
79								0.763636	0.763636	0
80								0.282154	0.128308	0
81								0.750000	0.750000	0
82								0.588235	0.588235	0
83								0.393333	0.213846	0
84								0.539048	0.539048	0
85								0.659574	0.659574	0
86								0.480978	0.154891	0
87								0.666667	0.500000	0
88								0.486207	0.486207	0
89								0.617778	0.617778	0
90								0.800000	0.800000	0
91								0.800000	0.691244	0
92								0.700000	0.700000	0
93								0.800000	0.800000	0
94								0.668605	0.610465	0
95								0.700000	0.700000	0
96								0.541667	0.541667	0
97								0.596774	0.596774	0
98								0.630435	0.630435	0
99								0.705000	0.238333	0
100								0.476136	0.476136	0
101								0.478182	0.441818	0
102								0.454958	0.121625	0
103								0.418537	0.369756	0
104								0.528925	0.313871	0
105								0.552308	0.552308	0
106								0.750000	0.750000	0
107								0.800000	0.800000	0
108								0.750000	0.750000	0
109								0.558977	0.331705	0
110								0.733333	0.486500	0
111								0.500000	0.454545	0
112								0.664103	0.564103	0
113								0.560714	0.292857	0
114								0.560440	0.560440	0
115								0.712821	0.615385	0
116								0.693636	0.374545	0
117								0.608125	0.608125	0
118								0.072252	0.072252	0
119								0.800000	0.397143	0
120								0.697674	0.697674	0
121								0.432425	0.432425	0
122								0.623333	0.290000	0
123								0.800000	0.800000	0
124								0.207662	0.141872	0
125								0.214286	0.214286	0
126								0.800000	0.800000	0
127								0.206250	0.206250	0
128								0.563380	0.563380	0
129								0.112703	0.112703	0
130								0.100655	0.100655	0
131								0.695000	0.695000	0
132								0.799636	0.799636	0
133								0.682927	0.682927	0
134			2500000.00	10	20110829			0.329211	0.329211	0
135			4404900.00	7	20110817			0.454727	0.227455	0
136			2700000.00	5	20110912			0.386061	0.252727	0
137			875000.00	5	20110912			0.460773	0.460773	0
138								0.699718	0.699718	0
139								0.365854	0.365854	0
140								0.218182	0.218182	0
141								0.423077	0.423077	0
142								0.379310	0.379310	0
143								0.800000	0.652143	0
144								0.800000	0.800000	0
145								0.750000	0.750000	0
146								0.800000	0.800000	0
147								0.793103	0.793103	0
148								0.750000	0.750000	0
149								0.675958	0.675958	0
150								0.800000	0.669565	0
151								0.734196	0.734196	0
152								0.697727	0.697727	0
153								0.787989	0.787989	0
154								0.700000	0.700000	0
155								0.700000	0.700000	0
156								0.640801	0.640801	0
157								0.750000	0.750000	0
158								0.800000	0.800000	0
159								0.792857	0.792857	0
160								0.800000	0.800000	0
161								0.800000	0.800000	0
162								0.750000	0.750000	0
163								0.700000	0.700000	0
164								0.800000	0.800000	0
165								0.800000	0.800000	0
166								0.343802	0.343802	0
167			381200.00	7	20110817			0.800000	0.800000	0
168			1156700.00	7	20110817			0.653696	0.466926	0
169			510000.00	5	20110912			0.620370	0.620370	0
170			827600.00	7	20110817			0.508743	0.508743	0
171			1528100.00	7	20110817			0.510968	0.269032	0
172			555000.00	5	20110912			0.470769	0.470769	0
173								0.567000	0.417000	0
174			373200.00	7	20110817			0.740000	0.740000	0
175								0.289583	0.289583	0
176			444100.00	7	20110817			0.510022	0.510022	0
177			1557000.00	7	20110817			0.479077	0.479077	0
178								0.738462	0.436538	0
179			3823300.00	7	20110817			0.406250	0.156250	0
180								0.552125	0.364625	0
181								0.607639	0.607639	0
182								0.622222	0.426667	0
183								0.727273	0.727273	0
184								0.787804	0.787804	0
185								0.688623	0.688623	0
186								0.741556	0.643556	0
187								0.513889	0.305556	0
188								0.799171	0.530354	0
189								0.530864	0.493827	0
190								0.333333	0.285714	0
191								0.243000	0.243000	0
192								0.568996	0.422196	0
193								0.698113	0.698113	0
194								0.700000	0.700000	0
195								0.523783	0.347500	0
196								0.447699	0.447699	0
197								0.452381	0.452381	0
198								0.800000	0.800000	0
199								0.410704	0.410704	0
200								0.614035	0.614035	0
201								0.236364	0.236364	0
202								0.710938	0.710938	0
203								0.800000	0.800000	0
204								0.331250	0.331250	0
205								0.700000	0.700000	0
206								0.600000	0.527704	0
207								0.700000	0.700000	0
208								0.749524	0.566667	0
209								0.370625	0.370625	0
210								0.464560	0.464560	0
211								0.749818	0.526364	0
212								0.658750	0.658750	0
213								0.600000	0.600000	0
214								0.577084	0.577084	0
215								0.750000	0.750000	0
216								0.641176	0.641176	0
217								0.750000	0.750000	0
218								0.800000	0.800000	0
219								0.748043	0.748043	0
220								0.571429	0.571429	0
221								0.790316	0.693698	0
222								0.684932	0.684932	0
223								0.800000	0.800000	0
224								0.749144	0.525507	0
225								0.800000	0.800000	0
226								0.700000	0.700000	0
227								0.800000	0.800000	0
228								0.750000	0.750000	0
229								0.700000	0.700000	0
230								0.800000	0.800000	0
231								0.701463	0.701463	0
232								0.621278	0.621278	0
233								0.619773	0.619773	0
234								0.700000	0.700000	0
235								0.800000	0.800000	0
236								0.592403	0.462532	0
237								0.500000	0.500000	0
238								0.800000	0.800000	0
239								0.750000	0.750000	0
240								0.700000	0.700000	0
241								0.700000	0.700000	0
242								0.700000	0.700000	0
243								0.800000	0.800000	0
244								0.500000	0.500000	0
245								0.800000	0.800000	0
246								0.642045	0.642045	0
247								0.800000	0.800000	0
248								0.565657	0.565657	0
249								0.800000	0.800000	0
250								0.663333	0.663333	0
251								0.620000	0.620000	0
252								0.700000	0.700000	0
253								0.584598	0.577056	0
254								0.800000	0.800000	0
255								0.694006	0.694006	0
256								0.700000	0.700000	0
257								0.676997	0.676997	0
258								0.555556	0.555556	0
259								0.800000	0.800000	0
260								0.800000	0.800000	0
261								0.650000	0.583333	0
262								0.238095	0.238095	0
263								0.357143	0.357143	0
264								0.800000	0.800000	0
265								0.750000	0.750000	0
266								0.800000	0.627451	0
267								0.500000	0.500000	0
268								0.750000	0.682182	0
269								0.750000	0.750000	0
270								0.523810	0.476190	0
271								0.750000	0.750000	0
272								0.657895	0.526316	0
273								0.741176	0.741176	0
274								0.600000	0.600000	0
275								0.615217	0.615217	0
276								0.485294	0.485294	0
277								0.800000	0.800000	0
278								0.600000	0.600000	0
279								0.517647	0.517647	0
280								0.790331	0.790331	0
281								0.800000	0.800000	0
282								0.800000	0.800000	0
283								0.750000	0.750000	0
284								0.750000	0.632911	0
285								0.478261	0.478261	0
286								0.684545	0.366364	0
287								0.611538	0.457692	0
288								0.448276	0.448276	0
289								0.611111	0.611111	0
290								0.800000	0.800000	0
291								0.777778	0.777778	0
292								0.781250	0.781250	0
293								0.800000	0.800000	0
294								0.660377	0.584906	0
295								0.416667	0.416667	0
296								0.601852	0.462963	0
297								0.800000	0.800000	0
298								0.800000	0.800000	0
299								0.752445	0.752445	0
300								0.750000	0.750000	0
301								0.618462	0.618462	0
302								0.564103	0.564103	0
303								0.634286	0.634286	0
304								0.800000	0.800000	0
305								0.750000	0.750000	0
306								0.800000	0.800000	0
307								0.697357	0.697357	0
308								0.800000	0.800000	0
309								0.725847	0.725847	0
310								0.605077	0.605077	0
311								0.800000	0.800000	0
312								0.715942	0.715942	0
313								0.800000	0.800000	0
314								0.709478	0.709478	0
315								0.800000	0.800000	0
316								0.577570	0.577570	0
317								0.686139	0.686139	0
318								0.750000	0.750000	0
319								0.695000	0.695000	0
320								0.619460	0.619460	0
321								0.800000	0.800000	0
322								0.544959	0.544959	0
323								0.512779	0.512779	0
324								0.800000	0.800000	0
325								0.772509	0.772509	0
326								0.695833	0.695833	0
327								0.695652	0.695652	0
328								0.600000	0.600000	0
329								0.761232	0.761232	0
330								0.700000	0.700000	0
331								0.750000	0.750000	0
332								0.708502	0.708502	0
333								0.750000	0.750000	0
334								0.777500	0.777500	0
335								0.779221	0.779221	0
336								0.800000	0.800000	0
337								0.601042	0.601042	0
338								0.800000	0.800000	0
339								0.500328	0.500328	0
340								0.649565	0.649565	0
341								0.800000	0.800000	0
342								0.800000	0.800000	0
343								0.641091	0.641091	0
344								0.700000	0.700000	0
345								0.800000	0.800000	0
346								0.752000	0.622222	0
347								0.669576	0.669576	0
348								0.800000	0.694667	0
349								0.759695	0.605150	0
350								0.637634	0.637634	0
351								0.600000	0.600000	0
352								0.647568	0.647568	0
353								0.634921	0.634921	0
354								0.585526	0.585526	0
355								0.563636	0.563636	0
356								0.640000	0.640000	0
357								0.715714	0.537143	0
358								0.520000	0.520000	0
359								0.688540	0.688540	0
360								0.723529	0.723529	0
361								0.752105	0.488947	0
362								0.650000	0.650000	0
363								0.467742	0.467742	0
364								0.370909	0.370909	0
365								0.749563	0.675813	0
366								0.653333	0.653333	0
367								0.694167	0.694167	0
368								0.648649	0.432432	0
369								0.478571	0.389286	0
370								0.471800	0.371800	0
371								0.576433	0.576433	0
372								0.736842	0.736842	0
373								0.724859	0.724859	0
374								0.530625	0.530625	0
375								0.652632	0.652632	0
376								0.799957	0.739087	0
377								0.713502	0.713502	0
378								0.731875	0.731875	0
379								0.696429	0.696429	0
380								0.378072	0.378072	0
381								0.641300	0.641300	0
382								0.734385	0.734385	0
383								0.750000	0.750000	0
384								0.800000	0.800000	0
385								0.588235	0.588235	0
386								0.608696	0.608696	0
387								0.800000	0.729167	0
388								0.753363	0.753363	0
389								0.642781	0.642781	0
390								0.800000	0.605750	0
391								0.645161	0.645161	0
392								0.438356	0.438356	0
393								0.778704	0.428444	0
394								0.539579	0.539579	0
395								0.750400	0.750400	0
396								0.654088	0.496855	0
397								0.751772	0.628354	0
398								0.732353	0.732353	0
399								0.614286	0.376190	0
400								0.670455	0.670455	0
401								0.688584	0.688584	0
402								0.800000	0.721569	0
403								0.800000	0.800000	0
404								0.687456	0.642485	0
405								0.532881	0.465085	0
406								0.800000	0.800000	0
407								0.668083	0.530583	0
408								0.712381	0.474286	0
409								0.680000	0.680000	0
410								0.621469	0.621469	0
411								0.426087	0.426087	0
412								0.732886	0.732886	0
413								0.755274	0.755274	0
414								0.712234	0.712234	0
415								0.800000	0.800000	0
416								0.561566	0.492600	0
417								0.800000	0.800000	0
418								0.800000	0.800000	0
419								0.435897	0.435897	0
420								0.784314	0.784314	0
421								0.755682	0.755682	0
422								0.523810	0.523810	0
423								0.800000	0.800000	0
424								0.700000	0.700000	0
425								0.514045	0.514045	0
426								0.800000	0.800000	0
427								0.544785	0.544785	0
428								0.791286	0.791286	0
429								0.661290	0.661290	0
430								0.706897	0.706897	0
431								0.800000	0.800000	0
432								0.800000	0.800000	0
433								0.586471	0.586471	0
434								0.784498	0.784498	0
435								0.698495	0.698495	0
436								0.800000	0.800000	0
437								0.750000	0.750000	0
438								0.665663	0.665663	0
439								0.700000	0.700000	0
440								0.798385	0.798385	0
441								0.694776	0.694776	0
442								0.800000	0.800000	0
443								0.800000	0.800000	0
444								0.800000	0.800000	0
445								0.800000	0.800000	0
446								0.625000	0.625000	0
447								0.526315	0.526315	0
448								0.800000	0.800000	0
449								0.724514	0.724514	0
450								0.769547	0.769547	0
451								0.673918	0.673918	0
452								0.800000	0.800000	0
453								0.551866	0.551866	0
454								0.548571	0.548571	0
455								0.750000	0.750000	0
456								0.800000	0.800000	0
457			941100.00	7	20110817			0.358974	0.358974	0
458								0.689531	0.689531	0
459								0.500000	0.500000	0
460								0.548857	0.329077	0
461								0.270000	0.270000	0
462								0.430108	0.430108	0
463								0.650000	0.650000	0
464								0.800000	0.800000	0
465								0.666666	0.666666	0
466								0.689394	0.689394	0
467								0.500000	0.500000	0
468								0.500000	0.500000	0
469								0.732601	0.732601	0
470								0.500000	0.500000	0
471								0.400000	0.400000	0
472								0.444444	0.444444	0
473								0.646522	0.646522	0

KEY	Mortgage Insurance Percent	MI: Lender or Borrower Paid?	Pool Insurance Co. Name	Pool Insurance Stop Loss %	MI Certificate Number	Updated DTI (Front-end)	Updated DTI (Back-end)	Modification Effective Payment Date	Total Capitalized Amount	Total Deferred Amount	Pre-Modification Interest (Note) Rate
1	0
2	0
3	0
4	0
5	0
6	0
7	0
8	0
9	0
10	0
11	0
12	0
13	0
14	0
15	0
16	0
17	0
18	0
19	0
20	0
21	0
22	0
23	0
24	0
25	0
26	0
27	0
28	0
29	0
30	0
31	0
32	0
33	0
34	0
35	0
36	0
37	0
38	0
39	0
40	0
41	0
42	0
43	0
44	0
45	0
46	0
47	0
48	0
49	0
50	0
51	0
52	0
53	0
54	0
55	0
56	0
57	0
58	0
59	0
60	0
61	0
62	0
63	0
64	0
65	0
66	0
67	0
68	0
69	0
70	0
71	0
72	0
73	0
74	0
75	0
76	0
77	0
78	0
79	0
80	0
81	0
82	0
83	0
84	0
85	0
86	0
87	0
88	0
89	0
90	0
91	0
92	0
93	0
94	0
95	0
96	0
97	0
98	0
99	0
100	0
101	0
102	0
103	0
104	0
105	0
106	0
107	0
108	0
109	0
110	0
111	0
112	0
113	0
114	0
115	0
116	0
117	0
118	0
119	0
120	0
121	0
122	0
123	0
124	0
125	0
126	0
127	0
128	0
129	0
130	0
131	0
132	0
133	0
134	0
135	0
136	0
137	0
138	0
139	0
140	0
141	0
142	0
143	0
144	0
145	0
146	0
147	0
148	0
149	0
150	0
151	0
152	0
153	0
154	0
155	0
156	0
157	0
158	0
159	0
160	0
161	0
162	0
163	0
164	0
165	0
166	0
167	0
168	0
169	0
170	0
171	0
172	0
173	0
174	0
175	0
176	0
177	0
178	0
179	0
180	0
181	0
182	0
183	0
184	0
185	0
186	0
187	0
188	0
189	0
190	0
191	0
192	0
193	0
194	0
195	0
196	0
197	0
198	0
199	0
200	0
201	0
202	0
203	0
204	0
205	0
206	0
207	0
208	0
209	0
210	0
211	0
212	0
213	0
214	0
215	0
216	0
217	0
218	0
219	0
220	0
221	0
222	0
223	0
224	0
225	0
226	0
227	0
228	0
229	0
230	0
231	0
232	0
233	0
234	0
235	0
236	0
237	0
238	0
239	0
240	0
241	0
242	0
243	0
244	0
245	0
246	0
247	0
248	0
249	0
250	0
251	0
252	0
253	0
254	0
255	0
256	0
257	0
258	0
259	0
260	0
261	0
262	0
263	0
264	0
265	0
266	0
267	0
268	0
269	0
270	0
271	0
272	0
273	0
274	0
275	0
276	0
277	0
278	0
279	0
280	0
281	0
282	0
283	0
284	0
285	0
286	0
287	0
288	0
289	0
290	0
291	0
292	0
293	0
294	0
295	0
296	0
297	0
298	0
299	0
300	0
301	0
302	0
303	0
304	0
305	0
306	0
307	0
308	0
309	0
310	0
311	0
312	0
313	0
314	0
315	0
316	0
317	0
318	0
319	0
320	0
321	0
322	0
323	0
324	0
325	0
326	0
327	0
328	0
329	0
330	0
331	0
332	0
333	0
334	0
335	0
336	0
337	0
338	0
339	0
340	0
341	0
342	0
343	0
344	0
345	0
346	0
347	0
348	0
349	0
350	0
351	0
352	0
353	0
354	0
355	0
356	0
357	0
358	0
359	0
360	0
361	0
362	0
363	0
364	0
365	0
366	0
367	0
368	0
369	0
370	0
371	0
372	0
373	0
374	0
375	0
376	0
377	0
378	0
379	0
380	0
381	0
382	0
383	0
384	0
385	0
386	0
387	0
388	0
389	0
390	0
391	0
392	0
393	0
394	0
395	0
396	0
397	0
398	0
399	0
400	0
401	0
402	0
403	0
404	0
405	0
406	0
407	0
408	0
409	0
410	0
411	0
412	0
413	0
414	0
415	0
416	0
417	0
418	0
419	0
420	0
421	0
422	0
423	0
424	0
425	0
426	0
427	0
428	0
429	0
430	0
431	0
432	0
433	0
434	0
435	0
436	0
437	0
438	0
439	0
440	0
441	0
442	0
443	0
444	0
445	0
446	0
447	0
448	0
449	0
450	0
451	0
452	0
453	0
454	0
455	0
456	0
457	0
458	0
459	0
460	0
461	0
462	0
463	0
464	0
465	0
466	0
467	0
468	0
469	0
470	0
471	0
472	0
473	0

KEY	Pre-Modification P&I Payment	Pre-Modification Initial Interest Rate Change Downward Cap	Pre-Modification Subsequent Interest Rate Cap	Pre-Modification Next Interest Rate Change Date	Pre-Modification I/O Term	Forgiven Principal Amount	Forgiven Interest Amount	Number of Modifications	Cash To/From Brrw at Closing	Brrw - Yrs at in Industry
1										14
2										0
3										8
4										20
5										0
6										10
7										21
8										9
9										7
10										30
11										10
12										35
13										34
14										20
15										21
16										4
17										11
18										16
19										2
20										20
21										0
22										13
23										8
24										11
25										9
26										2
27										7
28										13
29										20
30										12
31										18
32										39
33										30
34										12
35										7
36										16
37										12
38										7
39										15
40										7
41										0
42										30
43										27
44										26
45										0
46										10
47										12
48										17
49										7
50										0
51										37
52										41
53										4
54										14
55										7
56										17
57										34
58										20
59										35
60										1
61										10
62										15
63										23
64										5
65										35
66										0
67										1
68										0
69										16
70										31
71										35
72										20
73										39
74										16
75										10
76										15
77										22
78										22
79										25
80										0
81										27
82										28
83										24
84										15
85										9
86										20
87										15
88										27
89										16
90										20
91										4
92										18
93										19
94										20
95										17
96										5
97										36
98										13
99										15
100										15
101										27
102										5
103										21
104										8
105										24
106										11
107										15
108										26
109										15
110										10
111										20
112										13
113										4
114										5
115										21
116										27
117										43
118										3
119										3
120										20
121										40
122										34
123										12
124										20
125										23
126										6
127										0
128										3
129										0
130										31
131										25
132										10
133										15
134										19
135										13
136										10
137										20
138										14
139										7
140										27
141										18
142										23
143										8
144										10
145										3
146										11
147										20
148										10
149										14
150										15
151										30
152										10
153										8
154										23
155										15
156										15
157										14
158										10
159										4
160										7
161										5
162										20
163										11
164										12
165										2
166										38
167										8
168										10
169										0
170										20
171										10
172										0
173										14
174										25
175										25
176										28
177										40
178										40
179										30
180										35
181										12
182										12
183										11
184										32
185										4
186										2
187										15
188										19
189										18
190										0
191										1
192										19
193										14
194										10
195										10
196										27
197										15
198										10
199										25
200										22
201										4
202										18
203										20
204										0
205										4
206										5
207										21
208										0
209										12
210										5
211										13
212										40
213										35
214										25
215										16
216										36
217										16
218										25
219										6
220										9
221										24
222										17
223										20
224										16
225										10
226										19
227										20
228										10
229										13
230										4
231										13
232										11
233										3
234										26
235										5
236										7
237										4
238										4
239										8
240										30
241										30
242										18
243										8
244										15
245										9
246										15
247										23
248										4
249										15
250										0
251										21
252										8
253										12
254										28
255										10
256										20
257										0
258										10
259										10
260										20
261										13
262										24
263										16
264										15
265										20
266										8
267										10
268										24
269										15
270										20
271										12
272										24
273										2
274										15
275										18
276										55
277										8
278										15
279										11
280										10
281										8
282										4
283										13
284										10
285										21
286										25
287										34
288										10
289										0
290										10
291										30
292										9
293										3
294										15
295										13
296										23
297										7
298										30
299										6
300										20
301										14
302										10
303										4
304										16
305										2
306										4
307										30
308										19
309										29
310										29
311										17
312										20
313										35
314										25
315										3
316										13
317										35
318										5
319										12
320										4
321										10
322										22
323										11
324										16
325										17
326										18
327										0
328										25
329										14
330										16
331										0
332										11
333										11
334										8
335										6
336										9
337										9
338										10
339										7
340										12
341										29
342										12
343										19
344										13
345										20
346										20
347										10
348										12
349										24
350										29
351										14
352										32
353										11
354										10
355										14
356										27
357										27
358										14
359										13
360										16
361										25
362										7
363										20
364										9
365										0
366										3
367										15
368										12
369										38
370										30
371										30
372										25
373										9
374										0
375										9
376										4
377										7
378										26
379										7
380										38
381										13
382										21
383										6
384										35
385										20
386										1
387										25
388										19
389										4
390										12
391										5
392										20
393										20
394										25
395										27
396										38
397										24
398										14
399										30
400										16
401										21
402										25
403										10
404										18
405										13
406										18
407										20
408										18
409										5
410										9
411										15
412										26
413										11
414										14
415										19
416										29
417										16
418										30
419										12
420										2
421										0
422										24
423										5
424										7
425										0
426										17
427										7
428										20
429										15
430										13
431										11
432										7
433										12
434										9
435										8
436										0
437										20
438										13
439										30
440										0
441										10
442										21
443										13
444										6
445										5
446										17
447										2
448										21
449										8
450										20
451										18
452										10
453										10
454										6
455										25
456										8
457										18
458										36
459										13
460										17
461										23
462										6
463										8
464										21
465										20
466										13
467										12
468										40
469										7
470										25
471										15
472										16
473										10

KEY	CoBrrw - Yrs at in Industry	Junior Mortgage Drawn Amount	Maturity Date	Primary Borrower Wage Income (Salary)	Primary Borrower Wage Income (Bonus)	Primary Borrower Wage Income (Commission)	Co-Borrower Wage Income (Salary)	Co-Borrower Wage Income (Bonus)
1	30	228800.00	1/1/2041	0.00	0.00	0.00	0.00	0.00
2	30	250000.00	2/1/2041	0.00	0.00	0.00	14415.01	0.00
3	12	0.00	2/1/2039	10000.00	0.00	0.00	13415.42	0.00
4	20	37625.00	2/1/2039	9166.58	1142.38		1671.63
5	0	0.00	2/1/2039
6	5	120000.00	2/1/2039	25921.83			16869.33
7	3	346000.00	2/1/2039	19167.00	0.00	0.00	-1879.92	0.00
8	10	65000.00	2/1/2039	11704.33	0.00	0.00	3942.17	0.00
9	10	237750.00	2/1/2039	9250.00			6250.00
10	0	0.00	3/1/2039	619.83
11	10	0.00	2/1/2039	16137.00	0.00	0.00	0.00	0.00
12	0	400000.00	2/1/2039	25000.00	4166.67
13	9	50000.00	2/1/2039	21162.79	0.00	0.00	2885.55	0.00
14	0	0.00	2/1/2039	2222.33	0.00	0.00
15	0	155000.00	2/1/2039	13213.00	3725.00	0.00	0.00	0.00
16	13	258200.00	2/1/2039	6548.00			3481.00
17	0	0.00	2/1/2039	7060.84	0.00	0.00
18	0	300000.00	2/1/2039	15416.68	2987.00	0.00	0.00	0.00
19	0	42500.00	2/1/2039	14166.00
20	0	0.00	3/1/2039	6877.80	0.00	0.00
21	0	125000.00	2/1/2039
22	0	0.00	2/1/2039	15000.00
23	10	74000.00	2/1/2039	7437.50
24	0	85000.00	2/1/2039	25418.67
25	13	0.00	2/1/2039	12500.00	0.00	0.00	0.00	0.00
26	0	500000.00	2/1/2039	27501.45	0.00	0.00	0.00	0.00
27	12	70000.00	5/1/2039	9516.00			1580.00
28	5	0.00	2/1/2039	8000.00			3500.00
29	0	0.00	2/1/2039	0.00	0.00	0.00
30	0	170000.00	2/1/2039	59242.29
31	0	100000.00	2/1/2039	10675.75	0.00	0.00
32	0	0.00	5/1/2039	52117.25	0.00	0.00
33	0	0.00	3/1/2039	0.00	0.00	0.00
34	0	0.00	5/1/2039	7857.00	0.00	0.00	0.00	0.00
35	0	100000.00	6/1/2039	0.00	0.00	0.00	0.00	0.00
36	0	0.00	6/1/2039	14973.60	1241.00	0.00
37	0	0.00	7/1/2039	11603.73	0.00	0.00
38	11	0.00	7/1/2039	8601.00
39	0	0.00	7/1/2039	2942.27	0.00	0.00
40	3	0.00	7/1/2039	10148.75			3416.00
41	20	0.00	1/1/2040	0.00	0.00	0.00	4325.00	0.00
42	0	0.00	8/1/2039	104166.00	0.00	0.00	0.00	0.00
43	0	0.00	8/1/2039	7158.00	0.00	0.00
44	0	0.00	10/1/2039	23166.68	12785.42	0.00
45	0	0.00	12/1/2039
46	0	175000.00	2/1/2040	10500.00	0.00	12000.00	0.00	0.00
47	0	250000.00	1/1/2040	47197.13	0.00	0.00	0.00	0.00
48	0	0.00	7/1/2040	0.00	0.00	0.00	5319.00	0.00
49	0	0.00	4/1/2040	0.00	0.00	0.00	0.00	0.00
50	0	500000.00	5/1/2040
51	0	150000.00	1/1/2041	0.00	0.00	0.00	0.00	0.00
52	0	0.00	9/1/2040	0.00	0.00	0.00	0.00	0.00
53	0	0.00	10/1/2040	6666.67
54	0	0.00	10/1/2040	0.00	0.00	0.00
55	0	0.00	10/1/2040	0.00	0.00	0.00
56	16	0.00	10/1/2040	0.00	0.00	0.00	48613.00	0.00
57	0	800000.00	12/1/2040
58	0	100000.00	10/1/2040	20545.19	0.00	0.00
59	0	200000.00	10/1/2040
60	0	0.00	10/1/2040	166666.67
61	0	300699.00	9/1/2040	16666.67	4166.67	0.00	0.00	0.00
62	0	0.00	10/1/2040
63	0	0.00	10/1/2040	20833.00	0.00	0.00
64	0	500000.00	11/1/2040	0.00	0.00	0.00	0.00	0.00
65	0	235000.00	10/1/2040	27750.43
66	0	0.00	11/1/2040	0.00	0.00	0.00
67	0	0.00	10/1/2040	0.00	0.00	0.00
68	0	70000.00	11/1/2040
69	0	0.00	11/1/2040	16667.00
70	0	0.00	10/1/2040	64129.58
71	0	0.00	10/1/2040	18000.00	0.00	0.00	0.00	0.00
72	0	0.00	11/1/2040	24187.00	20791.00	0.00	0.00	0.00
73	0	900000.00	11/1/2040	0.00	0.00	0.00
74	0	34500.00	11/1/2040	25000.00	111939.00	0.00	0.00	0.00
75	0	0.00	3/1/2041	37500.00
76	10	0.00	11/1/2040	22375.00	0.00	0.00	2250.00	0.00
77	2	16500.00	12/1/2040	12180.00	0.00	0.00	8152.00	0.00
78	2	0.00	12/1/2040	0.00	0.00	0.00	0.00	0.00
79	0	0.00	12/1/2040	6250.00	0.00	0.00
80	0	500000.00	11/1/2040
81	0	0.00	11/1/2040	0.00	0.00	0.00	0.00	0.00
82	0	0.00	11/1/2040	21408.42	30552.50	0.00	0.00	0.00
83	0	182122.29	12/1/2040	24162.34	16143.75
84	15	0.00	12/1/2040				3333.00
85	6	0.00	12/1/2040	21016.00
86	0	1500000.00	12/1/2040				0.00	0.00
87	0	500000.00	12/1/2040	44672.00
88	0	0.00	12/1/2040	15487.00	0.00	0.00
89	0	0.00	12/1/2040	0.00	0.00	0.00	0.00	0.00
90	15	0.00	12/1/2040	12500.00	2500.00	0.00	0.00	0.00
91	0	236000.00	11/1/2040	29885.83	14583.33	0.00	0.00	0.00
92	12	0.00	12/1/2040	6750.00	0.00	0.00	9231.00	0.00
93	0	0.00	12/1/2040	24948.00	0.00	0.00
94	0	50000.00	1/1/2041	0.00	0.00	0.00	0.00	0.00
95	0	0.00	12/1/2040	16666.00	0.00	0.00
96	10	0.00	1/1/2041
97	25	0.00	2/1/2041	39000.00			12065.00
98	0	0.00	1/1/2041	88380.00
99	20	1400000.00	12/1/2040	60387.34	0.00	0.00	0.00	0.00
100	0	0.00	1/1/2041	32414.34	0.00	0.00	0.00	0.00
101	0	60000.00	1/1/2041	42308.00	0.00	0.00	0.00	0.00
102	0	0.00	1/1/2041	0.00	0.00	0.00
103	0	0.00	2/1/2041	5515.92	0.00	0.00
104	0	500000.00	1/1/2041	0.00	0.00	0.00
105	12	0.00	3/1/2041	7743.94	0.00	0.00	14583.34	0.00
106	6	0.00	1/1/2041	19166.67	0.00	0.00	8952.42	0.00
107	0	0.00	1/1/2041	15000.00			3333.00
108	26	0.00	1/1/2041	37916.67	0.00	0.00	10000.00	0.00
109	11	500000.00	1/1/2041	7083.34	0.00	0.00	2916.67	0.00
110	0	370250.00	12/1/2040	14583.00	0.00	0.00
111	0	100000.00	2/1/2041	16666.00	25000.00	0.00	0.00	0.00
112	0	39000.00	1/1/2041	2515.75	0.00	0.00
113	14	375000.00	1/1/2041	0.00	0.00	0.00	7583.34	0.00
114	0	0.00	1/1/2041	18750.00	0.00	0.00
115	0	95000.00	1/1/2041	22745.85	0.00	0.00
116	5	26406.61	1/1/2041	28023.50
117	0	0.00	2/1/2041
118	0	0.00	2/1/2041	0.00	0.00	0.00	0.00	0.00
119	0	423000.00	2/1/2041	0.00	0.00	0.00	0.00	0.00
120	10	0.00	1/1/2041	19565.64	0.00	0.00	9166.68	0.00
121	20	0.00	1/1/2041	7083.34	0.00	0.00	3708.34	0.00
122	30	1000000.00	2/1/2041	0.00	0.00	0.00	24884.09	0.00
123	11	0.00	2/1/2041	16916.67			17091.67
124	21	500000.00	2/1/2041	0.00	0.00	0.00	0.00	0.00
125	0	0.00	2/1/2041	0.00	0.00	0.00
126	2	0.00	3/1/2041	16667.00	0.00	0.00	12552.00	0.00
127	0	0.00	1/1/2041	0.00	0.00	0.00	0.00	0.00
128	0	0.00	1/1/2041	37500.00	10000.00	0.00	0.00	0.00
129	0	0.00	2/1/2041	0.00	0.00	0.00
130	30	0.00	3/1/2041	0.00	0.00	0.00	0.00	0.00
131	0	0.00	2/1/2041	0.00	0.00	0.00
132	21	0.00	2/1/2041				6195.45
133	0	0.00	12/1/2040	25045.00	0.00	0.00	0.00	0.00
134	0	0.00	2/1/2039	34541.00	0.00	0.00
135	0	625000.00	3/1/2039	23958.00	76145.00	0.00
136	0	33000.00	3/1/2039	23958.34	76145.00	0.00
137	5	0.00	3/1/2039	11302.89	0.00	0.00	16962.17	0.00
138	0	0.00	10/1/2040	16666.67	19583.00
139	16	0.00	12/1/2040	20833.34	54905.50	0.00	0.00	0.00
140	9	0.00	12/1/2040	24062.50	196712.67	0.00	0.00	0.00
141	0	0.00	12/1/2040	92917.00
142	0	0.00	2/1/2041	73155.35	0.00	0.00
143	23	207000.00	3/1/2041	10911.00			10433.00
144	6	0.00	6/1/2041	20000.00			7466.55
145		0.00	7/1/2041
146		0.00	6/1/2041	9903.90
147		0.00	8/1/2041	19792.00
148	12	0.00	4/1/2041	6667.00	9776.00		7233.00
149	15	0.00	5/1/2041	27228.00			1899.00
150	10	150000.00	6/1/2041				19593.00
151		0.00	9/1/2040	24182.00
152		0.00	2/1/2041	17250.00	13753.00
153		0.00	1/1/2041	33333.00
154		0.00	6/1/2041	33333.33
155	13	0.00	6/1/2041	6986.53			24150.00
156		0.00	6/1/2041	32924.00
157	22	0.00	6/1/2041	40018.00			8571.00
158		0.00	6/1/2041	12500.00		12833.00
159		0.00	6/1/2041	31250.00
160		0.00	7/1/2041	18333.33
161		0.00	6/1/2041	15000.00
162		0.00	6/1/2041	36784.00
163		0.00	6/1/2041
164	15	0.00	7/1/2041	4555.03			10339.64	667.00
165		0.00	8/1/2041	17195.16
166		0.00	2/1/2039	6666.00
167		0.00	2/1/2039	4973.24
168		240000.00	2/1/2039	19983.25
169		0.00	2/1/2039
170		0.00	2/1/2039	11666.67
171	10	375000.00	4/1/2039	11666.67		34160.83
172		0.00	4/1/2039
173		150000.00	5/1/2039	8754.08
174		0.00	5/1/2039	3786.46
175		0.00	1/1/2040
176		0.00	8/1/2039	11158.00
177		0.00	7/1/2039
178		392500.00	7/1/2039	39583.33
179		1000000.00	8/1/2039	137307.31
180		375000.00	3/1/2040	17506.10	5950.00
181		0.00	9/1/2040	18750.00
182		880000.00	9/1/2040
183		0.00	9/1/2040	29167.00
184	30	0.00	10/1/2040	35188.88
185	5	0.00	10/1/2040	10150.00			8750.00
186	2	110250.00	1/1/2041	6250.00			6250.00
187	17	750000.00	10/1/2040	93760.46			0.00
188	9	250000.00	2/1/2041	30184.03			2315.14
189	16	150000.00	12/1/2040	60562.00			6500.00
190	16	99960.00	12/1/2040				12895.69
191	14	0.00	12/1/2040				29477.24
192	3	250000.00	1/1/2041	25000.00	10047.45
193	12	0.00	1/1/2041
194	3	0.00	1/1/2041	41290.00			8333.00
195	5	370195.00	1/1/2041	22231.92			11823.75
196		0.00	1/1/2041	9269.24	2250.00
197		0.00	1/1/2041	8333.33
198	7	0.00	1/1/2041	13333.33	1666.67		15369.54	1666.67
199		0.00	2/1/2041
200		0.00	2/1/2041	23096.09
201		0.00	1/1/2041	25000.00
202		0.00	2/1/2041	19166.67
203		0.00	1/1/2041	9696.00
204	27	0.00	2/1/2041				2500.00
205	11	0.00	1/1/2041	11169.00			11203.00
206		137001.00	1/1/2041	30158.00
207		0.00	2/1/2041	20719.00		13673.00
208		192000.00	1/1/2041
209		0.00	1/1/2041	41250.00	6781.00
210	5	0.00	2/1/2041	25649.00			14583.00
211	14	245800.00	3/1/2041				22245.75
212		0.00	2/1/2041	8888.00
213		0.00	2/1/2041	89166.70
214	19	0.00	1/1/2041	22399.00			11115.00
215		0.00	2/1/2041	28333.32
216	36	0.00	3/1/2041	31940.00			31940.00
217		0.00	2/1/2041	28702.00
218		0.00	2/1/2041	50000.00
219		0.00	2/1/2041	21651.00
220		0.00	3/1/2041	80068.00
221		100000.00	4/1/2041	14000.00
222		0.00	3/1/2041	23750.00
223		0.00	3/1/2041	31704.55
224		246000.00	3/1/2041	61043.00
225		0.00	3/1/2041	25944.00
226		0.00	3/1/2041	21150.00	3151.30
227	21	0.00	5/1/2041	7256.00			5580.00
228	15	0.00	4/1/2041		22233.00		9616.00
229		0.00	4/1/2041	52737.00
230	9	0.00	5/1/2041	12671.69			14583.33
231	5	0.00	4/1/2041	5122.00			13866.00
232		0.00	5/1/2041	54000.00
233	5	0.00	6/1/2041	8166.67			12168.00
234	27	0.00	5/1/2041	11014.00			15900.00
235	5	0.00	5/1/2041	10383.00			10325.00
236		200000.00	6/1/2041	18173.42
237		0.00	6/1/2041			-832.00
238		0.00	6/1/2041	22916.68
239		0.00	7/1/2041	13535.46
240	30	0.00	6/1/2041
241		0.00	6/1/2041	46978.67
242	5	0.00	7/1/2041	36937.50			7980.83
243	3	0.00	6/1/2041	12750.01			3427.92
244		0.00	7/1/2041	166503.00
245		0.00	8/1/2041	18671.00	4515.00
246		0.00	8/1/2041	32996.00
247		0.00	7/1/2041	25000.00
248	3	0.00	6/1/2041	19647.33			4357.00
249		0.00	7/1/2041	26250.00
250	12	0.00	10/1/2040				5913.12
251	35	0.00	10/1/2040	22230.60			14917.20
252	10	0.00	10/1/2040	18422.00			2720.00
253		0.00	11/1/2040	17503.00	13948.00
254	25	0.00	11/1/2040	31193.00
255		0.00	1/1/2041	2917.00		21271.00
256		0.00	12/1/2040	192276.00
257		0.00	1/1/2041
258		0.00	1/1/2041
259	10	0.00	3/1/2041	31380.00			7930.00
260		0.00	3/1/2041	18750.00	1297.00
261		100000.00	3/1/2041	10417.00	14534.00
262		0.00	4/1/2041	14055.00
263		0.00	4/1/2041	12.00
264	12	0.00	3/1/2041	17606.00			7078.00
265	18	0.00	3/1/2041	4796.00			12023.00
266		220000.00	4/1/2041	18750.00	8333.00
267		0.00	4/1/2041	21667.00	29530.00
268		93250.00	4/1/2041	16883.00	8218.00
269	15	0.00	5/1/2041	10000.00			12950.00
270		100000.00	4/1/2041	16689.00	3843.00
271	8	0.00	4/1/2041	11834.00			4833.00
272		500000.00	5/1/2041	139830.00
273		0.00	4/1/2041	762.00
274	11	0.00	5/1/2041	17418.00			2917.00
275		0.00	5/1/2041	25000.00
276	22	0.00	6/1/2041	25846.00
277	16	0.00	5/1/2041	20904.80
278	19	0.00	6/1/2041	13750.00			20111.00
279	16	0.00	5/1/2041	20833.00	39022.00		7083.00
280	3	0.00	6/1/2041	4000.00		11454.00	5022.77	191.00
281		0.00	6/1/2041	33026.00
282	2	0.00	6/1/2041	15251.80			10416.68
283	9	0.00	6/1/2041	27083.34			23125.00
284	13	462500.00	6/1/2041	25000.00	57692.00
285	16	0.00	6/1/2041	80481.00			2000.00
286	18	700000.00	7/1/2041	19500.00			10690.33
287	29	200000.00	7/1/2041	2958.00			9094.83
288		0.00	6/1/2041	52658.00
289		0.00	6/1/2041
290		0.00	6/1/2041	33333.33	11921.00
291	10	0.00	6/1/2041	25292.00	8524.00
292	5	0.00	7/1/2041	20833.33			10833.33
293	8	0.00	6/1/2041	5111.00			7916.67	18181.98
294	14	100000.00	6/1/2041	12083.32	5379.00		11440.18
295		0.00	6/1/2041	14579.00
296	23	750000.00	6/1/2041	335148.08
297	15	0.00	6/1/2041	18146.00			22044.00
298		0.00	7/1/2041	66667.00
299	3	0.00	7/1/2041	14392.00	4167.00		5373.00
300		0.00	7/1/2041	16916.66	11570.00
301		0.00	7/1/2041			40687.00
302	10	0.00	4/1/2041	18965.00			10416.66
303		0.00	6/1/2041	35706.67
304		0.00	4/1/2041	17500.00
305		0.00	5/1/2041	25679.08
306		0.00	6/1/2041	11666.66		8705.00
307		0.00	1/1/2041	5713.70
308		0.00	9/1/2040	23750.00
309		0.00	1/1/2041	14500.00	16041.67
310		0.00	1/1/2041	42531.67
311	7	0.00	1/1/2041	16713.63
312	20	0.00	4/1/2041	13000.00			10230.65
313		0.00	12/1/2040	9188.00
314	19	0.00	2/1/2041	12500.00			11299.99
315		0.00	5/1/2041	12972.34
316		0.00	1/1/2041	21145.84
317		0.00	2/1/2041	7411.00
318	5	0.00	3/1/2041	13750.01			15944.35
319	12	0.00	3/1/2041	14583.33			14377.08	6086.67
320		0.00	3/1/2041	16270.52
321		0.00	2/1/2041	16250.00
322		0.00	3/1/2041	16666.66
323		0.00	5/1/2041	11380.74	9965.25
324		0.00	4/1/2041	21666.68
325		0.00	5/1/2041	11147.59
326		0.00	4/1/2041	13211.96
327	13	0.00	5/1/2041				41666.67
328		0.00	4/1/2041	67989.60
329	17	0.00	4/1/2041	14454.17			9479.17
330		0.00	3/1/2041	31250.00	57590.00
331	6	0.00	3/1/2041				13152.58	14953.40
332		0.00	5/1/2041	16666.67
333		0.00	4/1/2041	41666.67
334		0.00	5/1/2041	12141.67	2525.11
335	1	0.00	5/1/2041	22085.35			9225.86
336	10	0.00	4/1/2041	5416.67			16681.34
337		0.00	4/1/2041	8583.34
338	12	0.00	4/1/2041	11351.44			11250.00
339		0.00	4/1/2041	20000.00
340	11	0.00	6/1/2041	3333.33	3426.58	12016.90	5897.42
341	2	0.00	6/1/2041	38724.17
342	9	0.00	5/1/2041	11878.67			6707.50
343		0.00	11/1/2040	25000.00
344		0.00	10/1/2040	18334.00
345		0.00	11/1/2040	13333.34
346		146000.00	11/1/2040	18750.00
347	10	0.00	11/1/2040	9583.34			8984.50
348		79000.00	10/1/2040
349	28	170000.00	8/1/2040	18333.34			10833.33
350		0.00	10/1/2040	11437.00
351		0.00	11/1/2040
352		0.00	1/1/2041	13347.00
353		0.00	9/1/2040			55773.35
354	3	0.00	1/1/2041	9800.00			4661.67
355		0.00	12/1/2040	19698.00
356		0.00	11/1/2040	22059.00
357	22	260000.00	12/1/2040	30822.00			11207.00
358	10	0.00	12/1/2040	12211.00			13597.00
359		0.00	1/1/2041	13909.00
360		0.00	11/1/2040	794.00
361		500000.00	1/1/2041	48130.00
362	17	0.00	1/1/2041	4274.33			26350.42
363		0.00	12/1/2040	39805.88
364		0.00	12/1/2040	37817.32
365	31	59000.00	12/1/2040				23164.17
366	9	0.00	12/1/2040	17128.74			19650.00
367	14	0.00	12/1/2040	18712.67			1505.47
368		400000.00	12/1/2040	0.00
369		125000.00	12/1/2040	10417.66
370	37	250000.00	1/1/2041	37937.00			31680.00
371	30	0.00	10/1/2040	20833.34			10666.67
372		0.00	1/1/2041	21666.66
373		0.00	12/1/2040	16666.67
374	22	0.00	1/1/2041				30832.00
375	11	0.00	12/1/2040	11000.00			21666.67
376		70000.00	11/1/2040	24583.33
377	5	0.00	11/1/2040	21787.52			9166.69
378		0.00	11/1/2040	8000.00
379	6	0.00	11/1/2040	17916.66			0.00
380		0.00	2/1/2041	21584.00
381		0.00	2/1/2040	23819.00
382		0.00	11/1/2040	20833.33
383		0.00	2/1/2041	25611.73
384		0.00	2/1/2041	26667.00
385		0.00	2/1/2041	33999.98
386		0.00	2/1/2041
387		85000.00	2/1/2041	49976.87
388		0.00	2/1/2041	21666.66	28689.00
389	15	0.00	2/1/2041	1780.00
390		250000.00	2/1/2041	22303.00
391	3	0.00	2/1/2041	30496.11			17500.00
392	5	0.00	2/1/2041	3000.00			3000.00
393		394042.00	2/1/2041	26666.66
394		0.00	2/1/2041	33333.00
395		0.00	2/1/2041	31250.00
396		250000.00	2/1/2041	40912.80
397	18	195000.00	2/1/2041	4839.75			12700.00
398		0.00	2/1/2041	14025.00
399		500000.00	2/1/2041	53655.00
400		0.00	2/1/2041	27916.67	10416.67
401		0.00	2/1/2041			50598.00
402	25	100000.00	2/1/2041	49400.00
403		0.00	2/1/2041	51166.72
404	25	38000.00	2/1/2041	13991.00			1187.50
405	13	100000.00	2/1/2041	15376.41			6819.29
406	21	0.00	2/1/2041	24883.00			7391.00
407		165000.00	2/1/2041	19902.08
408		500000.00	2/1/2041	35261.00
409	40	0.00	2/1/2041	638.00			21114.00
410		0.00	2/1/2041	21542.00	11269.00
411		0.00	2/1/2041	26250.00
412	11	0.00	2/1/2041	10503.00			6402.75
413		0.00	2/1/2041	37599.00
414	14	0.00	2/1/2041	10417.00			16588.00
415	9	0.00	2/1/2041	15274.05			11461.00
416		100000.00	2/1/2041	17173.48
417	24	0.00	2/1/2041	17917.00			4698.54
418	7	0.00	12/1/2040	33333.34	18124.35
419		0.00	5/1/2041	29166.67	16542.00
420	16	0.00	3/1/2041	0.00			15733.94	197.78
421		0.00	3/1/2041
422		0.00	4/1/2041	17784.50
423		0.00	4/1/2041	20522.65
424	13	0.00	4/1/2041	21250.00			14583.34
425		0.00	6/1/2041
426		0.00	1/1/2041	18751.20
427	19	0.00	1/1/2041	13333.33			33669.08
428		0.00	1/1/2041	18750.00
429		0.00	1/1/2041	20000.07
430	16	0.00	2/1/2041	14892.12			2164.34
431	6	0.00	2/1/2041	4956.12	2055.56		14875.00
432	6	0.00	1/1/2041	17230.43			10234.03
433	9	0.00	2/1/2041	22229.35			9746.44
434	9	0.00	1/1/2041	4500.00			6000.00
435	11	0.00	2/1/2041	7698.14			12500.00
436	2	0.00	1/1/2041				13500.00
437	20	0.00	1/1/2041	19166.67			16119.56
438	15	0.00	1/1/2041	20833.33	8250.92
439		0.00	2/1/2041	20900.00
440		0.00	1/1/2041	20416.68
441	4	0.00	2/1/2041	28763.00			4645.67
442		0.00	1/1/2041	21363.88
443	6	0.00	2/1/2041	11122.77	1966.56		12313.71
444	4	0.00	1/1/2041	9066.21			16140.78
445		0.00	2/1/2041	16666.67
446		0.00	2/1/2041	23010.00
447	22	0.00	1/1/2041	14916.66			9409.26
448		0.00	2/1/2041	15833.33
449		0.00	2/1/2041			25455.00
450	10	0.00	1/1/2041	10701.08			10106.26
451		0.00	2/1/2041	17500.02
452	2	0.00	2/1/2041	8750.00			12750.00
453	10	0.00	2/1/2041	24064.81			14238.21
454		0.00	2/1/2041	19583.33
455		0.00	2/1/2041	42978.08
456		0.00	2/1/2041	22947.58	6731.00
457	17	0.00	4/1/2039	10356.67			11291.67
458		0.00	10/1/2040	41905.68
459		0.00	10/1/2040	33333.00	95258.00
460		1000000.00	2/1/2041	20832.00
461	23	0.00	12/1/2040	59743.68			15833.34
462	1	0.00	1/1/2041	35585.50
463		0.00	2/1/2041	12774.00	3029.00
464		0.00	4/1/2041	83380.00
465		0.00	8/1/2041			0.00
466		0.00	2/1/2041	16667.00	38428.00
467	5	0.00	5/1/2041	8333.33	12581.00		21517.00
468		0.00	5/1/2041	11485.00
469	6	0.00	6/1/2041	11833.00			19975.84
470	15	0.00	7/1/2041	54882.00
471		0.00	7/1/2041	17641.67	3667.00
472	10	0.00	2/1/2041	17579.00			5018.00
473		0.00	2/1/2041	20833.33	27068.00

KEY	Co-Borrower Wage Income (Commission)	Originator Doc Code	RWT Income Verification	RWT Asset Verification
1	0.00	Full	2 years	2 Months
2	0.00	Full	2 years	2 Months
3	0.00	Full	2 years	2 Months
4		Full	2 years	2 Months
5		Full	2 years	2 Months
6		Full	2 years	2 Months
7	0.00	Full	2 years	2 Months
8	0.00	Full	2 years	2 Months
9		Full	2 years	2 Months
10		Full	2 years	2 Months
11	0.00	Full	2 years	2 Months
12		Full	2 years	2 Months
13	0.00	Full	2 years	2 Months
14		Full	2 years	2 Months
15	0.00	Full	2 years	2 Months
16		Full	2 years	2 Months
17		Full	2 years	2 Months
18	0.00	Full	2 years	2 Months
19		Full	2 years	2 Months
20		Full	2 years	2 Months
21		Full	2 years	2 Months
22		Full	2 years	2 Months
23		Full	2 years	2 Months
24		Full	2 years	2 Months
25	0.00	Full	2 years	2 Months
26	0.00	Full	2 years	2 Months
27	5434.33	Full	2 years	2 Months
28		Full	2 years	2 Months
29		Full	2 years	2 Months
30		Full	2 years	2 Months
31		Full	2 years	2 Months
32		Full	2 years	2 Months
33		Full	2 years	2 Months
34	0.00	Full	2 years	2 Months
35	0.00	Full	2 years	2 Months
36		Full	2 years	2 Months
37		Full	2 years	2 Months
38		Full	2 years	2 Months
39		Full	2 years	2 Months
40		Full	2 years	2 Months
41	0.00	Full	2 years	2 Months
42	0.00	Full	2 years	2 Months
43		Full	2 years	2 Months
44		Full	2 years	2 Months
45		Full	2 years	2 Months
46	0.00	Full	2 years	2 Months
47	0.00	Full	2 years	2 Months
48	0.00	Full	2 years	2 Months
49	0.00	Full	2 years	2 Months
50		Full	2 years	2 Months
51	0.00	Full	2 years	2 Months
52	0.00	Full	2 years	2 Months
53		Full	2 years	2 Months
54		Full	2 years	2 Months
55		Full	2 years	2 Months
56	0.00	Full	2 years	2 Months
57		Full	2 years	2 Months
58		Full	2 years	2 Months
59		Full	2 years	2 Months
60		Full	2 years	2 Months
61	0.00	Full	2 years	2 Months
62		Full	2 years	2 Months
63		Full	2 years	2 Months
64	0.00	Full	2 years	2 Months
65		Full	2 years	2 Months
66		Full	2 years	2 Months
67		Full	2 years	2 Months
68		Full	2 years	2 Months
69		Full	2 years	2 Months
70		Full	2 years	2 Months
71	0.00	Full	2 years	2 Months
72	0.00	Full	2 years	2 Months
73		Full	2 years	2 Months
74	0.00	Full	2 years	2 Months
75		Full	2 years	2 Months
76	0.00	Full	2 years	2 Months
77	0.00	Full	2 years	2 Months
78	0.00	Full	2 years	2 Months
79		Full	2 years	2 Months
80		Full	2 years	2 Months
81	0.00	Full	2 years	2 Months
82	0.00	Full	2 years	2 Months
83		Full	2 years	2 Months
84		Full	2 years	2 Months
85		Full	2 years	2 Months
86	0.00	Full	2 years	2 Months
87		Full	2 years	2 Months
88		Full	2 years	2 Months
89	0.00	Full	2 years	2 Months
90	0.00	Full	2 years	2 Months
91	0.00	Full	2 years	2 Months
92	0.00	Full	2 years	2 Months
93		Full	2 years	2 Months
94	0.00	Full	2 years	2 Months
95		Full	2 years	2 Months
96		Full	2 years	2 Months
97		Full	2 years	2 Months
98		Full	2 years	2 Months
99	0.00	Full	2 years	2 Months
100	0.00	Full	2 years	2 Months
101	0.00	Full	2 years	2 Months
102		Full	2 years	2 Months
103		Full	2 years	2 Months
104		Full	2 years	2 Months
105	0.00	Full	2 years	2 Months
106	0.00	Full	2 years	2 Months
107		Full	2 years	2 Months
108	0.00	Full	2 years	2 Months
109	0.00	Full	2 years	2 Months
110		Full	2 years	2 Months
111	0.00	Full	2 years	2 Months
112		Full	2 years	2 Months
113	0.00	Full	2 years	2 Months
114		Full	2 years	2 Months
115		Full	2 years	2 Months
116		Full	2 years	2 Months
117		Full	2 years	2 Months
118	0.00	Full	2 years	2 Months
119	0.00	Full	2 years	2 Months
120	0.00	Full	2 years	2 Months
121	0.00	Full	2 years	2 Months
122	0.00	Full	2 years	2 Months
123		Full	2 years	2 Months
124	0.00	Full	2 years	2 Months
125		Full	2 years	2 Months
126	0.00	Full	2 years	2 Months
127	0.00	Full	2 years	2 Months
128	0.00	Full	2 years	2 Months
129		Full	2 years	2 Months
130	0.00	Full	2 years	2 Months
131		Full	2 years	2 Months
132		Full	2 years	2 Months
133	0.00	Full	2 years	2 Months
134		Full	2 years	2 Months
135		Full	2 years	2 Months
136		Full	2 years	2 Months
137	0.00	Full	2 years	2 Months
138		Full	2 years	2 Months
139	0.00	Full	2 years	2 Months
140	0.00	Full	2 years	2 Months
141		Full	2 years	2 Months
142		Full	2 years	2 Months
143	15840.00	Full	2 years	2 Months
144		Full	2 years	2 Months
145		Full	2 years	2 Months
146		Full	2 years	2 Months
147		Full	2 years	2 Months
148		Full	2 years	2 Months
149		Full	2 years	2 Months
150		Full	2 years	2 Months
151		Full	2 years	2 Months
152		Full	2 years	2 Months
153		Full	2 years	2 Months
154		Full	2 years	2 Months
155		Full	2 years	2 Months
156		Full	2 years	2 Months
157		Full	2 years	2 Months
158		Full	2 years	2 Months
159		Full	2 years	2 Months
160		Full	2 years	2 Months
161		Full	2 years	2 Months
162		Full	2 years	2 Months
163		Full	2 years	2 Months
164		Full	2 years	2 Months
165		Full	2 years	2 Months
166		Full	2 years	2 Months
167		Full	2 years	2 Months
168		Full	2 years	1 Month
169		Full	2 years	1 Month
170		Full	2 years	1 Month
171		Full	2 years	2 Months
172		Full	2 years	1 Month
173		Full	2 years	2 Months
174		Full	2 years	1 Month
175		Full	2 years	1 Month
176		Full	2 years	1 Month
177		Full	2 years	1 Month
178		Full	2 years	1 Month
179		Full	2 years	1 Month
180		Full	2 years	1 Month
181		Full	2 years	2 Months
182		Full	2 years	2 Months
183		Full	2 years	2 Months
184		Full	2 years	1 Month
185		Full	2 years	2 Months
186		Full	2 years	2 Months
187		Full	2 years	2 Months
188		Full	2 years	1 Month
189		Full	2 years	2 Months
190		Full	2 years	1 Month
191		Full	2 years	2 Months
192		Full	2 years	1 Month
193		Full	2 years	2 Months
194		Full	2 years	1 Month
195		Full	2 years	2 Months
196		Full	2 years	1 Month
197		Full	2 years	2 Months
198		Full	2 years	2 Months
199		Full	2 years	2 Months
200		Full	2 years	2 Months
201		Full	2 years	1 Month
202		Full	2 years	1 Month
203		Full	2 years	1 Month
204		Full	2 years	2 Months
205		Full	2 years	2 Months
206		Full	2 years	1 Month
207		Full	2 years	2 Months
208		Full	2 years	1 Month
209		Full	2 years	2 Months
210		Full	2 years	1 Month
211		Full	2 years	1 Month
212		Full	2 years	2 Months
213		Full	2 years	2 Months
214		Full	2 years	2 Months
215		Full	2 years	2 Months
216		Full	2 years	2 Months
217		Full	2 years	2 Months
218		Full	2 years	2 Months
219		Full	2 years	1 Month
220		Full	2 years	2 Months
221		Full	2 years	1 Month
222		Full	2 years	2 Months
223		Full	2 years	2 Months
224		Full	2 years	1 Month
225		Full	2 years	2 Months
226		Full	2 years	2 Months
227		Full	2 years	2 Months
228		Full	2 years	2 Months
229		Full	2 years	2 Months
230		Full	2 years	2 Months
231		Full	2 years	2 Months
232		Full	2 years	2 Months
233		Full	2 years	2 Months
234		Full	2 years	2 Months
235		Full	2 years	2 Months
236		Full	2 years	2 Months
237		Full	2 years	2 Months
238		Full	2 years	2 Months
239		Full	2 years	2 Months
240		Full	2 years	2 Months
241		Full	2 years	2 Months
242		Full	2 years	2 Months
243		Full	2 years	2 Months
244		Full	2 years	2 Months
245		Full	2 years	2 Months
246		Full	2 years	2 Months
247		Full	2 years	2 Months
248		Full	2 years	2 Months
249		Full	2 years	2 Months
250		Full	2 years	1 Month
251		Full	2 years	1 Month
252		Full	2 years	2 Months
253		Full	2 years	1 Month
254	10495.00	Full	2 years	2 Months
255		Full	2 years	2 Months
256		Full	2 years	2 Months
257		Full	2 years	1 Month
258		Full	2 years	1 Month
259		Full	2 years	1 Month
260		Full	2 years	2 Months
261		Full	2 years	2 Months
262		Full	2 years	2 Months
263		Full	2 years	2 Months
264		Full	1 year	1 Month
265		Full	2 years	1 Month
266		Full	2 years	2 Months
267		Full	2 years	2 Months
268		Full	2 years	1 Month
269		Full	2 years	1 Month
270		Full	2 years	1 Month
271	6781.00	Full	2 years	1 Month
272		Full	2 years	1 Month
273		Full	2 years	1 Month
274		Full	2 years	1 Month
275		Full	2 years	1 Month
276		Full	2 years	1 Month
277		Full	2 years	1 Month
278		Full	2 years	2 Months
279		Full	2 years	1 Month
280		Full	2 years	1 Month
281		Full	2 years	2 Months
282		Full	2 years	2 Months
283		Full	2 years	2 Months
284		Full	2 years	1 Month
285		Full	2 years	2 Months
286		Full	2 years	2 Months
287		Full	2 years	2 Months
288		Full	2 years	2 Months
289		Full	2 years	1 Month
290		Full	2 years	1 Month
291		Full	2 years	1 Month
292		Full	2 years	2 Months
293		Full	2 years	1 Month
294		Full	2 years	1 Month
295		Full	2 years	2 Months
296		Full	2 years	2 Months
297		Full	2 years	1 Month
298		Full	2 years	2 Months
299		Full	2 years	2 Months
300		Full	2 years	2 Months
301		Full	2 years	2 Months
302		Full	2 years	2 Months
303		Full	2 years	2 Months
304		Full	2 years	2 Months
305		Full	2 years	2 Months
306		Full	2 years	2 Months
307		Full	2 years	2 Months
308		Full	2 years	2 Months
309		Full	2 years	2 Months
310		Full	2 years	2 Months
311		Full	2 years	1 Month
312		Full	2 years	2 Months
313		Full	2 years	1 Month
314		Full	2 years	2 Months
315		Full	2 years	2 Months
316		Full	2 years	2 Months
317		Full	2 years	2 Months
318		Full	2 years	2 Months
319		Full	2 years	2 Months
320		Full	2 years	2 Months
321		Full	2 years	2 Months
322		Full	2 years	2 Months
323		Full	2 years	2 Months
324		Full	2 years	2 Months
325		Full	2 years	2 Months
326		Full	2 years	2 Months
327		Full	2 years	1 Month
328		Full	2 years	2 Months
329		Full	2 years	2 Months
330		Full	2 years	2 Months
331		Full	2 years	2 Months
332		Full	2 years	2 Months
333		Full	2 years	2 Months
334		Full	2 years	2 Months
335		Full	2 years	2 Months
336		Full	2 years	2 Months
337		Full	2 years	2 Months
338		Full	2 years	2 Months
339		Full	2 years	2 Months
340		Full	2 years	2 Months
341		Full	2 years	2 Months
342		Full	2 years	2 Months
343		Full	2 years	2 Months
344		Full	2 years	1 Month
345		Full	2 years	2 Months
346		Full	2 years	2 Months
347		Full	2 years	2 Months
348		Full	2 years	2 Months
349		Full	2 years	2 Months
350		Full	2 years	2 Months
351		Full	2 years	2 Months
352		Full	2 years	2 Months
353		Full	2 years	2 Months
354		Full	2 years	2 Months
355		Full	2 years	2 Months
356		Full	2 years	2 Months
357		Full	2 years	2 Months
358		Full	2 years	2 Months
359		Full	2 years	2 Months
360		Full	2 years	2 Months
361		Full	2 years	2 Months
362		Full	2 years	2 Months
363		Full	2 years	2 Months
364		Full	2 years	2 Months
365		Full	2 years	2 Months
366		Full	2 years	2 Months
367		Full	2 years	2 Months
368		Full	2 years	2 Months
369		Full	2 years	2 Months
370		Full	2 years	2 Months
371		Full	2 years	2 Months
372		Full	2 years	2 Months
373		Full	2 years	2 Months
374		Full	2 years	2 Months
375		Full	2 years	2 Months
376		Full	2 years	2 Months
377		Full	2 years	2 Months
378		Full	2 years	2 Months
379		Full	2 years	2 Months
380		Full	2 years	2 Months
381		Full	2 years	2 Months
382		Full	2 years	2 Months
383		Full	2 years	2 Months
384		Full	2 years	2 Months
385		Full	2 years	2 Months
386		Full	2 years	2 Months
387		Full	2 years	2 Months
388		Full	2 years	2 Months
389	7306.00	Full	2 years	2 Months
390		Full	2 years	2 Months
391		Full	2 years	2 Months
392		Full	2 years	2 Months
393		Full	2 years	2 Months
394		Full	2 years	2 Months
395		Full	2 years	2 Months
396		Full	2 years	2 Months
397		Full	2 years	2 Months
398		Full	2 years	2 Months
399		Full	2 years	2 Months
400		Full	2 years	2 Months
401		Full	2 years	2 Months
402		Full	2 years	2 Months
403		Full	1 year	2 Months
404		Full	2 years	2 Months
405		Full	2 years	2 Months
406		Full	2 years	2 Months
407		Full	1 year	2 Months
408		Full	2 years	2 Months
409		Full	2 years	2 Months
410		Full	2 years	2 Months
411		Full	2 years	2 Months
412		Full	2 years	2 Months
413		Full	2 years	2 Months
414		Full	2 years	2 Months
415		Full	1 year	2 Months
416		Full	2 years	2 Months
417		Full	1 year	2 Months
418		Full	2 years	1 Month
419		Full	2 years	2 Months
420		Full	2 years	2 Months
421		Full	2 years	2 Months
422		Full	2 years	2 Months
423		Full	2 years	2 Months
424		Full	2 years	2 Months
425		Full	2 years	2 Months
426		Full	2 years	2 Months
427		Full	2 years	2 Months
428		Full	2 years	2 Months
429		Full	2 years	1 Month
430		Full	2 years	2 Months
431		Full	2 years	1 Month
432		Full	2 years	2 Months
433		Full	2 years	2 Months
434		Full	2 years	2 Months
435		Full	2 years	2 Months
436		Full	2 years	2 Months
437		Full	2 years	2 Months
438		Full	2 years	2 Months
439		Full	2 years	2 Months
440		Full	2 years	2 Months
441		Full	2 years	2 Months
442		Full	2 years	2 Months
443		Full	2 years	2 Months
444		Full	2 years	2 Months
445		Full	2 years	2 Months
446		Full	2 years	2 Months
447		Full	2 years	2 Months
448		Full	2 years	2 Months
449		Full	2 years	2 Months
450		Full	2 years	2 Months
451		Full	2 years	1 Month
452		Full	2 years	1 Month
453		Full	2 years	2 Months
454		Full	2 years	2 Months
455		Full	2 years	2 Months
456		Full	2 years	2 Months
457		Full	2 years	2 Months
458		Full	2 years	2 Months
459		Full	2 years	2 Months
460		Full	2 years	2 Months
461		Full	2 years	2 Months
462		Full	2 years	2 Months
463		Full	2 years	2 Months
464		Full	2 years	2 Months
465		Full	2 years	2 Months
466		Full	2 years	2 Months
467		Full	2 years	1 Month
468		Full	2 years	1 Month
469		Full	2 years	2 Months
470		Full	2 years	2 Months
471		Full	2 years	2 Months
472		Full	2 years	2 Months
473		Full	2 years	2 Months

ASF RMBS DISCLOSURE PACKAGE

The American Securitization Forum is a broad-based professional forum through which participants in the U.S. securitization market advocate their common interests on important legal, regulatory and market practice issues. ASF members include over 380 firms, including issuers, investors, servicers, financial intermediaries, rating agencies, financial guarantors, legal and accounting firms, and other professional organizations involved in securitization transactions. The ASF also provides information, education and training on a range of securitization market issues and topics through industry conferences, seminars and similar initiatives. For more information about ASF, its members and activities, please go to www.americansecuritization.com.

Field Number	Field Name	Field Description	Type of Field	Data Type	Sample Data	Format	When Applicable?	Valid Values	Proposed Unique Coding	Notes
1	Primary Servicer	The MERS Organization ID of the company that has or will have the right to service the loan.	General Information	Numeric – Integer	2351805	9(7)	Always	”9999999” if Unknown
2	Servicing Fee—Percentage	Aggregate monthly fee paid to all servicers, stated in decimal form.	General Information	Numeric - Decimal	0.0025	9.999999	Loans without flat-dollar servicing fees	>= 0 and < 1		Must be populated if Field 3 is Null
3	Servicing Fee—Flat-dollar	Aggregate monthly fee paid to all servicers, stated as a dollar amount.	General Information	Numeric – Decimal	7.5	9(3).99	Loans with flat-dollar servicing fees	>= 0 and <= 999		Must be populated if 2 is Null
4	Servicing Advance Methodology	The manner in which principal and/or interest are to be advanced by the servicer.	General Information	Numeric – Integer	2	99	Always	See Coding	1 = Scheduled Interest, Scheduled Principal 2 = Actual Interest, Actual Principal 3 = Scheduled Interest, Actual Principal 99 = Unknown
5	Originator	The MERS Organization ID of the entity that lends funds to the borrower and, in return, places a lien on the mortgage property as collateral.	General Information	Numeric – Integer	5938671	9(7)	Always	”9999999” if Unknown
6	Loan Group	Indicates the collateral group number in which the loan falls (for structures with multiple collateral groups). Use “1” if there is only one loan group.	General Information	Text	1A	XXXX	Always	“UNK” if Unknown
7	Loan Number	Unique National Mortgage Loan ID Number (Vendor TBD).	General Information	Numeric – Integer	TBD	TBD	Always	TBD		Details to be provided by Vendor
8	Amortization Type	Indicates whether the loan’s interest rate is fixed or adjustable (Hybrid ARMs are adjustable).	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Fixed 2 = Adjustable 99 = Unknown
9	Lien Position	A number indicating the loan’s lien position (1 = first lien, etc.).	Loan Type	Numeric – Integer	1	99	Always	>0	99 = Unknown
10	HELOC Indicator	Indicates whether the loan is a home equity line of credit.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
11	Loan Purpose	Indicates the purpose of the loan.	Loan Type	Numeric – Integer	9	99	Always	See Coding	See Appendix A
12	Cash Out Amount	For “Cash-out” loans (see Glossary): [NEW LOAN AMOUNT] – [PAID-OFF FIRST MORTGAGE LOAN AMOUNT] – [PAID-OFF SECOND MORTGAGE LOAN AMOUNT (if Second was used to purchase the property)] – [CLOSING COSTS].	Loan Type	Numeric – Decimal	72476.5	9(10).99	Always	>= 0
13	Total Origination and Discount Points (in dollars)	Amount paid to the lender to increase the lender’s effective yield and, in the case of discount points, to reduce the interest rate paid by the borrower.	Loan Type	Numeric – Decimal	5250	9(10).99	Always	>= 0		Typically Lines 801 and 802 of HUD Settlement Statement
14	Covered/High Cost Loan Indicator	Indicates whether the loan is categorized as “high cost” or “covered” according to state or federal statutes or regulations.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
15	Relocation Loan Indicator	Indicates whether the loan is part of a corporate relocation program.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
16	Broker Indicator	Indicates whether a broker took the application.	Loan Type	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
17	Channel	Code indicating the source (channel) from which the Issuer obtained the mortgage loan.	Loan Type	Numeric – Integer	2	99	Always	See Coding	1 = Retail 2 = Broker 3 = Correspondent Bulk 4 = Correspondent Flow with delegated underwriting 5 = Correspondent Flow without delegated underwriting 99 = Unknown
18	Escrow Indicator	Indicates whether various homeownership expenses are paid by the borrower directly or through an escrow account (as of securitization cut-off date).	Loan Type	Numeric – Integer	3	99	Always	See Coding	0 = No Escrows 1 = Taxes 2 = Insurance 3 = HOA dues 4 = Taxes and Insurance 5 = All 99 =Unknown
19	Senior Loan Amount(s)	For non-first mortgages, the sum of the balances of all associated senior mortgages at the time of origination of the subordinate lien.	Mortgage Lien Info	Numeric – Decimal	611004.25	9(10).99	If Lien Position > 1	>= 0
20	Loan Type of Most Senior Lien	For non-first mortgages, indicates whether the associated first mortgage is a Fixed, ARM, Hybrid, or negative amortization loan.	Mortgage Lien Info	Numeric – Integer	2	99	If Lien Position > 1	See Coding	1 = Fixed Rate 2 = ARM 3 = Hybrid 4 = Neg Am 99 = Unknown
21	Hybrid Period of Most Senior Lien (in months)	For non-first mortgages where the associated first mortgage is a hybrid ARM, the number of months remaining in the initial fixed interest rate period for the hybrid first mortgage.	Mortgage Lien Info	Numeric – Integer	23	999	If Lien Position > 1 AND the most senior lien is a hybrid ARM (see Field 20)	>= 0
22	Neg Am Limit of Most Senior Lien	For non-first mortgages where the associated first mortgage features negative amortization, the maximum percentage by which the negatively amortizing balance may increase (expressed as a proportion of the senior lien’s original balance).	Mortgage Lien Info	Numeric – Decimal	1.25	9.999999	If Lien Position > 1 AND the senior lien is Neg Am (see Field 20)	>= 1 and <= 2
23	Junior Mortgage Balance	For first mortgages with subordinate liens at the time of origination, the combined balance of the subordinate liens (if known).	Mortgage Lien Info	Numeric – Decimal	51775.12	9(10).99	If Lien Position = 1 and there is a 2nd lien on the subject property	>= 0		Subject to Regulatory Confirmation
24	Origination Date of Most Senior Lien	For non-first mortgages, the origination date of the associated first mortgage.	Mortgage Lien Info	Date	20090914	YYYYMMDD	If Lien Position > 1 and there is a 2nd lien on the subject property	“19010101” if unknown
25	Origination Date	The date of the Mortgage Note and Mortgage/Deed of Trust	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
26	Original Loan Amount	The dollar amount of the mortgage loan, as specified on the mortgage note at the time of the loan’s origination. For HELOCs, the maximum available line of credit.	Loan Term and Amortization Type	Numeric – Decimal	150000	9(10).99	Always	>0
27	Original Interest Rate	The original note rate as indicated on the mortgage note.	Loan Term and Amortization Type	Numeric – Decimal	0.0475	9.999999	Always	> 0 and <= 1
28	Original Amortization Term	The number of months in which the loan would be retired if the amortizing principal and interest payment were to be paid each month.	Loan Term and Amortization Type	Numeric – Integer	360	999	Always	>= 60
29	Original Term to Maturity	The initial number of months between loan origination and the loan maturity date, as specified on the mortgage note.	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>0	N/A
30	First Payment Date of Loan	The date of the first scheduled mortgage payment to be made by the borrower as specified on the mortgage note.	Loan Term and Amortization Type	Date	20090914	YYYYMMDD	Always	“19010101” if unknown	N/A
31	Interest Type Indicator	Indicates whether the interest rate calculation method is simple or actuarial.	Loan Term and Amortization Type	Numeric – Integer	2	99	Always	See Coding	1= Simple 2 = Actuarial 99 = Unknown
32	Original Interest Only Term	Original interest-only term for a loan in months (including NegAm Loans).	Loan Term and Amortization Type	Numeric – Integer	60	999	Always	>= 0 and <= 240 Unknown = Blank; No Interest Only Term = 0
33	Buy Down Period	The total number of months during which any buy down is in effect, representing the accumulation of all buy down periods.	Loan Term and Amortization Type	Numeric – Integer	65	999	Always	>= 0 and <= 100 Unknown = Blank; No Buy Down = 0
34	HELOC Draw Period	The original number of months during which the borrower may draw funds against the HELOC account.	Loan Term and Amortization Type	Numeric – Integer	24	999	HELOCs Only	>= 12 and <= 120
35	Scheduled Loan Amount	Mortgage loan scheduled principal balance as of cut-off date. For HELOCs, the current drawn amount.	Loan Term and Amortization Type	Numeric – Decimal	248951.19	9(10).99	Always	>= 0
36	Current Interest Rate	The interest rate used to calculate the current P&I or I/O payment.	Loan Term and Amortization Type	Numeric – Decimal	0.05875	9.999999	Always	> 0 and <= 1
37	Current Payment Amount Due	Next Total Payment due to be collected (including principal, interest or both—but Exclude Escrow Amounts).	Loan Term and Amortization Type	Numeric – Decimal	1250.15	9(10).99	Always	> 0
38	Scheduled Interest Paid Through Date		Loan Term and Amortization Type	Date	20090429	YYYYMMDD	Always	“19010101” if unknown
39	Current Payment Status	Number of payments the borrower is past due as of the securitization cut-off date.	Loan Term and Amortization Type	Numeric – Integer	3	99	Always	>= 0
40	Index Type	Specifies the type of index to be used to determine the interest rate at each adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	18	99	ARMs Only	See Coding	See Appendix B
41	ARM Look-back Days	The number of days prior to the interest rate adjustment date to retrieve the index value.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	45	99	ARMs Only	>= 0 to <=99
42	Gross Margin	The percentage stated on the mortgage note representing the spread between the ARM Index value and the mortgage interest rate. The gross mortgage margin is added to the index value to establish a new gross interest rate in the manner prescribed on the mortgage note.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.03	9.999999	ARMs Only	>0 and <= 1
43	ARM Round Flag	An indicator of whether an adjusted interest rate is rounded to the next higher ARM round factor, to the next lower round factor, or to the nearest round factor.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	3	9	ARMs Only	See Coding	0 = No Rounding 1 = Up 2 = Down 3 = Nearest 99=Unknown
44	ARM Round Factor	The percentage to which an adjusted interest rate is to be rounded.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.0025 or 0.00125	9.999999	ARMs Only Where ARM Round Flag = 1, 2, or 3	>= 0 and < 1
45	Initial Fixed Rate Period	For hybrid ARMs, the period between the first payment date of the mortgage and the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	Hybrid ARMs Only	>= 1 to <=240
46	Initial Interest Rate Cap (Change Up)	The maximum percentage by which the mortgage note rate may increase at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
47	Initial Interest Rate Cap (Change Down)	The maximum percentage by which the mortgage note rate may decrease at the first interest rate adjustment date.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
48	Subsequent Interest Rate Reset Period	The number of months between subsequent rate adjustments.	Adjustable Rate Mortgages (ARMs)	Numeric – Integer	60	999	ARMs Only	>=0 and <= 120		0 = Loan does not adjust after initial reset
49	Subsequent Interest Rate (Change Down)	The maximum percentage by which the interest rate may decrease at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
50	Subsequent Interest Rate Cap (Change Up)	The maximum percentage by which the interest rate may increase at each rate adjustment date after the initial adjustment.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.02	9.999999	ARMs Only	>= 0 and <= 1	99=no cap
51	Lifetime Maximum Rate (Ceiling)	The maximum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.125	9.999999	ARMs Only	>= 0 and <= 1		=1 if no ceiling specified

52	Lifetime Minimum Rate (Floor)	The minimum interest rate that can be in effect during the life of the loan.	Adjustable Rate Mortgages (ARMs)	Numeric – Decimal	0.015	9.999999	ARMs Only	>= 0 and <= 1		If no floor is specified enter the greater of the margin or 0.
53	Negative Amortization Limit	The maximum amount of negative amortization allowed before recast is required. (Expressed as a percentage of the original unpaid principal balance.)	Negative Amortization	Numeric – Decimal	1.25	9.999999	Negatively Amortizing ARMs Only	>=0, and <2
54	Initial Negative Amortization Recast Period	The number of months in which the payment is required to recast if the loan does not reach the prescribed maximum balance earlier.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing ARMs Only	>=0
55	Subsequent Negative Amortization Recast Period	The number of months after which the payment is required to recast AFTER the first recast period.	Negative Amortization	Numeric – Integer	48	999	Negatively Amortizing ARMs Only	>=0
56	Initial Fixed Payment Period	Number of months after origination during which the payment is fixed.	Negative Amortization	Numeric – Integer	60	999	Negatively Amortizing Hybrid ARMs Only	>= 0 to <=120
57	Subsequent Payment Reset Period	Number of months between payment adjustments after first payment reset.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
58	Initial Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in the first period.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
59	Subsequent Periodic Payment Cap	The maximum percentage by which a payment can change (increase or decrease) in one period after the initial cap.	Negative Amortization	Numeric – Decimal	0.075	9.999999	Negatively Amortizing ARMs Only	>= 0 and < 1
60	Initial Minimum Payment Reset Period	The maximum number of months a borrower can initially pay the minimum payment before a new minimum payment is determined.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
61	Subsequent Minimum Payment Reset Period	The maximum number of months (after the initial period) a borrower can pay the minimum payment before a new minimum payment is determined after the initial period.	Negative Amortization	Numeric – Integer	12	999	Negatively Amortizing ARMs Only	>= 0 to <=120
62	Option ARM Indicator	An indicator of whether the loan is an Option ARM.	Negative Amortization	Numeric – Integer	1	99	ARMs Only	See Coding	0 = No 1 = Yes 99 = Unknown
63	Options at Recast	The means of computing the lowest monthly payment available to the borrower after recast.	Option ARM	Numeric – Integer	2	99	Option ARMs Only	N/A	1= Fully amortizing 30 year 2= Fully amortizing 15 year 3=Fully amortizing 40 year 4 = Interest-Only 5 = Minimum Payment 99= Unknown
64	Initial Minimum Payment	The initial minimum payment the borrower is permitted to make.	Option ARM	Numeric – Decimal	879.52	99	Option ARMs Only	>=0
65	Current Minimum Payment	Current Minimum Payment (in dollars).	Negative Amortization	Numeric – Decimal	250	9(10).99	Option ARMs Only	>= 0
66	Prepayment Penalty Calculation	A description of how the prepayment penalty would be calculated during each phase of the prepayment penalty term.	Prepayment Penalties	Numeric – Integer	12	99	Always	See Coding	See Appendix C
67	Prepayment Penalty Type	• Hard: The prepayment penalty is incurred regardless of the reason the loan is prepaid in full. • Hybrid: The prepayment penalty can be characterized as hard for a certain amount of time and as soft during another period.	Prepayment Penalties	Numeric – Integer	1	99	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	See Coding	1 = Hard 2 = Soft 3 = Hybrid 99 = Unknown
68	Prepayment Penalty Total Term	The total number of months that the prepayment penalty may be in effect.	Prepayment Penalties	Numeric – Integer	60	999	All loans with Prepayment Penalties (i.e., loans for which Field 66 = something other than “0”)	>0 to <=120
69	Prepayment Penalty Hard Term	For hybrid prepayment penalties, the number of months during which a “hard” prepayment penalty applies.	Prepayment Penalties	Numeric – Integer	12	999	Loans with Hybrid Prepayment Penalties (i.e., loans for which Field 67 = “3”)	>= 0 to <=120
70	Primary Borrower ID	A lender-generated ID number for the primary borrower on the mortgage	Borrower	Numeric—Integer	123456789	999999999	Always	>0		Used to identify the number of times a single borrower appears in a given deal.
71	Number of Mortgaged Properties	The number of properties owned by the borrower that currently secure mortgage loans.	Borrower	Numeric – Integer	1	99	Always	> 0
72	Total Number of Borrowers	The number of Borrowers who are obligated to repay the mortgage note.	Borrower	Numeric – Integers	2	99	Always	> 0
73	Self-employment Flag	An indicator of whether the primary borrower is self-employed.	Borrower	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
74	Current ‘Other’ Monthly Payment	The aggregate of all payments pertaining to the subject property other than principal and interest (includes common charges, condo fees, T&I, HOA, etc.), whether escrowed or not.	Loan Term and Amortization Type	Numeric – Decimal	1789.25	9(10).99	Always	> 0
75	Length of Employment: Borrower	The number of years of service with the borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	Always	>=0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
76	Length of Employment: Co-Borrower	The number of years of service with the co-borrower’s current employer as of the date of the loan.	Borrower Qualification	Numeric – Decimal	3.5	99.99	If “Total Number of Borrowers” > 1	>= 0	99 = Retired, None employment income soure (social security, trust income, dividends, etc.)
77	Years in Home	Length of time that the borrower has been at current address.	Borrower Qualification	Numeric – Decimal	14.5	99.99	Refinances of Primary Residences Only (Loan Purpose = 1, 2, 3, 4, 8 or 9)	> 0
78	FICO Model Used	Indicates whether the FICO score was calculated using the Classic, Classic 08, or Next Generation model.	Borrower Qualification	Numeric – Integer	1	99	If a FICO score was obtained	See Coding	1 = Classic 2 = Classic 08 3 = Next Generation 99 = Unknown
79	Most Recent FICO Date	Specifies the date on which the most recent FICO score was obtained	Borrower Qualification	Date	20090914	YYYYMMDD	If a FICO score was obtained	“19010101” if unknown		Issuers unable to Provide may Rep and Warrant that the FICO score used for underwriting was not more than 4 months old at the date of issuance.
80	Primary Wage Earner Original FICO: Equifax	Equifax FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
81	Primary Wage Earner Original FICO: Experian	Experian FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
82	Primary Wage Earner Original FICO: TransUnion	TransUnion FICO score for primary borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
83	Secondary Wage Earner Original FICO: Equifax	Equifax FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
84	Secondary Wage Earner Original FICO: Experian	Experian FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
85	Secondary Wage Earner Original FICO: TransUnion	TransUnion FICO score for Co-borrower (if applicable).	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
86	Most Recent Primary Borrower FICO	Most Recent Primary Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If a FICO score was obtained	>= 350 and <= 850
87	Most Recent Co-Borrower FICO	Most Recent Co-Borrower FICO score used by the lender to approve the loan.	Borrower Qualification	Numeric – Integer	720	9999	If “Total Number of Borrowers” > 1	>= 350 and <= 850
88	Most Recent FICO Method	Number of credit repositories used to update the FICO Score.	Borrower Qualification	Numeric – Integer	2	9	If a FICO score was obtained	>0
89	VantageScore: Primary Borrower	Credit Score for the Primary Borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a Vantage Credit Score was obtained	>= 501 and <= 990
90	VantageScore: Co-Borrower	Credit Score for the Co-borrower used to approve the loan and obtained using the Vantage credit evaluation model.	Borrower Qualification	Numeric – Integer	720	9999	If a VantageScore was obtained AND “Total Number of Borrowers” > 1	>= 501 and <= 990
91	Most Recent VantageScore Method	Number of credit repositories used to update the Vantage Score.	Borrower Qualification	Numeric – Integer	2	9	If a Vantage Credit Score was obtained	>0
92	VantageScore Date	Date Vantage Credit Score was obtained.	Borrower Qualification	Date	20090914	YYYYMMDD	If a Vantage Credit Score was obtained	“19010101” if unknown
93	Credit Report: Longest Trade Line	The length of time in months that the oldest active trade line, installment or revolving, has been outstanding. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	999	999	Always	> =0		Subject to Regulatory Confirmation
94	Credit Report: Maximum Trade Line	The dollar amount for the trade line, installment or revolving, with the largest unpaid balance. For revolving lines of credit, e.g. credit card, the dollar amount reported should reflect the maximum amount of credit available under the credit line whether used or not. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Decimal	339420.19	9(10).99	Always	>=0		Subject to Regulatory Confirmation
95	Credit Report: Number of Trade Lines	A count of non-derogatory, currently open and active, consumer trade lines (installment or revolving) for the borrower. For a loan with more than one borrower, populate field based on status for the primary borrower.	Borrower Qualification	Numeric – Integer	57	999	Always	>=0		Subject to Regulatory Confirmation
96	Credit Line Usage Ratio	Sum of credit balances divided by sum of total open credit available.	Borrower Qualification	Numeric – Decimal	0.27	9.999999	Always	>= 0 and <= 1		Subject to Regulatory Confirmation
97	Most Recent 12-month Pay History	String indicating the payment status per month listed from oldest to most recent.	Borrower Qualification	Text	77X123200001	X(12)	Always	See Coding	0 = Current 1 = 30-59 days delinquent 2 = 60-89 days delinquent 3 = 90-119 days delinquent 4 = 120+ days delinquent 5 = Foreclosure 6 = REO 7 = Loan did not exist in period X = Unavailable
98	Months Bankruptcy	Number of months since any borrower was discharged from bankruptcy. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program—have passed since most recent discharge from bankruptcy.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Bankruptcy	>= 0		Blank = Borrower is not known to have been in bankruptcy
99	Months Foreclosure	Number of months since foreclosure sale date. (Issuers unable to provide this information may rep and warrant that at least x years—as specified in the loan program— have passed since most recent foreclosure.)	Borrower Qualification	Numeric – Integer	12	999	If Borrower has ever been in Foreclosure	>= 0		Blank = Borrower is not known to have been in foreclosure
100	Primary Borrower Wage Income	Monthly base wage income for primary borrower.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
101	Co-Borrower Wage Income	Monthly base wage income for all other borrowers.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
102	Primary Borrower Other Income	Monthly Other (non-wage) income for primary borrower. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
103	Co-Borrower Other Income	Monthly Other (non-wage) income for all other borrowers. (This figure should include net rental income and be reduced by any net rental loss.)	Borrower Qualification	Numeric – Decimal	9000	9(9).99	If “Total Number of Borrowers” > 1	>= 0
104	All Borrower Wage Income	Monthly income of all borrowers derived from base salary only.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
105	All Borrower Total Income	Monthly income of all borrowers derived from base salary, commission, tips and gratuities, overtime and bonuses, part-time or second-job earnings, alimony, child support, interest and dividend income, notes receivable, trust income, net rental income, retirement income, social security, veterans income, military income, foster care income, and self-employed income.	Borrower Qualification	Numeric – Decimal	9000	9(9).99	Always	>= 0
106	4506-T Indicator	A yes/no indicator of whether a Transcript of Tax Return (received pursuant to the filing of IRS Form 4506-T) was obtained and considered.	Borrower Qualification	Numeric – Integer	1	99	Always	See Coding	0 = No 1 = Yes 99 = Unknown
107	Borrower Income Verification Level	A code indicating the extent to which the borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	1	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
108	Co-Borrower Income Verification	A code indicating the extent to which the co-borrower’s income has been verified: Level 4 Income Verification = [W-2 (Prev. Yr.) OR TAX RETURNS* (Prev. Yr.)] AND PAY STUBS (YTD (at least one month)–if salaried) Level 5 Income Verification = 24 months income verification (W-2s, pay stubs, bank statements and/or tax returns**)	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, “Level 4” Verified (as defined) 5 = Stated, “Level 5” Verified (as defined)
109	Borrower Employment Verification	A code indicating the extent to which the primary borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the borrower’s current employment.	Borrower Qualification	Numeric – Integer	2	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
110	Co-Borrower Employment Verification	A code indicating the extent to which the co-borrower’s employment has been verified: Level 3 Verified = Direct Independent Verification with a third party of the co-borrower’s current employment.	Borrower Qualification	Numeric – Integer	1	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, Level 3 Verified (as defined)
111	Borrower Asset Verification	A code indicating the extent to which the primary borrower’s assets used to qualify the loan have been verified: Level 4 Verified = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	3	9	Always	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
112	Co-Borrower Asset Verification	A code indicating the extent to which the co-borrower’s assets used to qualify the loan have been verified: Level 4 = 2 months of bank statements/balance documentation (written or electronic) for liquid assets (or gift letter).	Borrower Qualification	Numeric – Integer	2	9	If “Total Number of Borrowers” > 1	See Coding	1 = Not Stated, Not Verified 2 = Stated, Not Verified 3 = Stated, “Partially” Verified 4 = Stated, Level 4 Verified (as defined)
113	Liquid / Cash Reserves	The actual dollar amount of remaining verified liquid assets after settlement. (This should not include cash out amount of subject loan.)	Borrower Qualification	Numeric – Decimal	3242.76	9(9).99	Always	>= 0
114	Monthly Debt All Borrowers	The aggregate monthly payment due on other debt (excluding only installment loans with fewer than 10 payments remaining and other real estate loans used to compute net rental income-- which is added/subtracted in the income fields).	Borrower Qualification	Numeric – Decimal	3472.43	9(9).99	Always	>= 0
115	Originator DTI	Total Debt to income ratio used by the originator to qualify the loan.	Borrower Qualification	Numeric – Decimal	0.35	9.999999	Always	>= 0 and >= 1
116	Fully Indexed Rate	The fully indexed interest rate as of securitization cut-off.	Borrower Qualification	Numeric – Decimal	0.0975	9.999999	ARMs Only	>= 0 and >= 1
117	Qualification Method	Type of mortgage payment used to qualify the borrower for the loan.	Borrower Qualification	Numeric – Integer	3	99	Always	See Coding	1 = Start Rate 2 = First Year Cap Rate 3 = I/O Amount 4 = Fully Indexed 5 = Min Payment 98 = Other 99 = Unknown
118	Percentage of Down Payment from Borrower Own Funds	Include only borrower funds, do not include any gift or borrowed funds. (Issuers may provide the actual percentage for each loan, or the guideline percentage and note departure concentration on the transaction summary.)	Borrower Qualification	Numeric – Decimal	0.5	9.999999	Purchase Loans Only	>= 0 and >= 1
119	City	The name of the city.	Subject Property	Text	New York	X(45)	Always	Unk=Unknown
120	State	The name of the state as a 2-digit Abbreviation.	Subject Property	Text	NY	XX	Always	See Coding	See Appendix H
121	Postal Code	The postal code (zip code in the US) where the subject property is located.	Subject Property	Text	10022	X(5)	Always	Unk=Unknown
122	Property Type	Specifies the type of property being used to secure the loan.	Subject Property	Numeric – Integer	11	99	Always	See Coding	See Appendix D
123	Occupancy	Specifies the property occupancy status (e.g., owner-occupied, investment property, second home, etc.).	Subject Property	Numeric – Integer	4	9	Always	See Coding	See Appendix E
124	Sales Price	The negotiated price of a given property between the buyer and seller.	Subject Property	Numeric – Decimal	450000.23	9(10).99	Purchase Loans Only	> 0
125	Original Appraised Property Value	The appraised value of the property used to approve the loan.	Subject Property	Numeric – Decimal	550000.23	9(10).99	Always	> 0
126	Original Property Valuation Type	Specifies the method by which the property value (at the time of underwriting) was reported.	Subject Property	Numeric – Integer	8	99	Always	See Coding	See Appendix F
127	Original Property Valuation Date	Specifies the date on which the original property value (at the time of underwriting) was reported. (Issuers unable to provide may Rep and Warrant that the appraisal used for underwriting was not more than x days old at time of loan closing.)	Subject Property	Date	20090914	YYYYMMDD	Always	“19010101” if unknown
128	Original Automated Valuation Model (AVM) Model Name	The name of the AVM Vendor if an AVM was used to determine the original property valuation.	Subject Property	Numeric – Integer	1	99	Always	See Appendix I	See Appendix I
129	Original AVM Confidence Score	The confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.74	9.999999	If AVM Model Name (Field 127) > 0	>= 0 to <= 1
130	Most Recent Property Value[1]	If a valuation was obtained subsequent to the valuation used to calculate LTV, the most recent property value.	Subject Property	Numeric – Decimal	500000	9(10).99	If updated value was obtained subsequent to loan approval	> 0
131	Most Recent Property Valuation Type	If an additional property valuation was obtained after the valuation used for underwriting purposes, the method by which the property value was reported.	Subject Property	Numeric – Integer	6	9	If updated value was obtained subsequent to loan approval	See Coding	See Appendix F
132	Most Recent Property Valuation Date	Specifies the date on which the updated property value was reported.	Subject Property	Date	20090914	YYYYMMDD	If updated value was obtained subsequent to loan approval	“19010101” if unknown
133	Most Recent AVM Model Name	The name of the AVM Vendor if an AVM was used to determine the updated property valuation.	Subject Property	Numeric – Integer	19	99	If updated value was obtained subsequent to loan approval	See Coding	See Appendix I
134	Most Recent AVM Confidence Score	If AVM used to determine the updated property valuation, the confidence range presented on the AVM report.	Subject Property	Numeric – Decimal	0.85	9.999999	If “Most Recent AVM Model Name” > 0	>= 0 to <= 1
135	Original CLTV	The ratio obtained by dividing the amount of all known outstanding mortgage liens on a property at origination by the lesser of the appraised value or the sales price.	Loan-to-Value (LTV)	Numeric – Decimal	0.96	9.999999	Always	>= 0 and <= 1.5
136	Original LTV	The ratio obtained by dividing the original mortgage loan amount on the note date by the lesser of the mortgaged property’s appraised value on the note date or its purchase price.	Loan-to-Value (LTV)	Numeric – Decimal	0.8	9.999999	Always	>= 0 and <= 1.25
137	Original Pledged Assets	The total value of assets pledged as collateral for the loan at the time of origination. Pledged assets may include cash or marketable securities.	Loan-to-Value (LTV)	Numeric – Decimal	75000	9(10).99	Always	>=0
138	Mortgage Insurance Company Name	The name of the entity providing mortgage insurance for a loan.	Mortgage Insurance	Numeric – Integer	3	99	Always	See Coding	See Appendix G
139	Mortgage Insurance Percent	Mortgage Insurance coverage percentage.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	“Mortgage Insurance Company Name” > 0	>= 0 to <= 1
140	MI: Lender or Borrower Paid?	An indicator of whether mortgage insurance is paid by the borrower or the lender.	Mortgage Insurance	Numeric – Integer	1	99	“Mortgage Insurance Company Name” > 0	See Coding	1 = Borrower-Paid 2 = Lender- Paid 99 = Unknown
141	Pool Insurance Co. Name	Name of pool insurance provider.	Mortgage Insurance	Numeric – Integer	8	99	Always	See Coding	See Appendix G
142	Pool Insurance Stop Loss %	The aggregate amount that a pool insurer will pay, calculated as a percentage of the pool balance.	Mortgage Insurance	Numeric – Decimal	0.25	9.999999	Pool MI Company > 0	>= 0 to <= 1
143	MI Certificate Number	The unique number assigned to each individual loan insured under an MI policy.	Mortgage Insurance	Text	123456789G	X(20)	MI Company > 0	UNK = Unknown
144	Updated DTI (Front-end)	Updated front-end DTI ratio (total monthly housing expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
145	Updated DTI (Back-end)	Updated back-end DTI ratio (total monthly debt expense divided by total monthly income) used to qualify the loan modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.35	9.999999	Modified Loans Only	>= 0 and >= 1
146	Modification Effective Payment Date	Date of first payment due post modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
147	Total Capitalized Amount	Amount added to the principal balance of a loan due to the modification.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
148	Total Deferred Amount	Any non-interest-bearing deferred amount (e.g., principal, interest and fees).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
149	Pre-Modification Interest (Note) Rate	Scheduled Interest Rate Of The Loan Immediately Preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.075	9.999999	Modified Loans Only	>= 0 to <= 1
150	Pre-Modification P&I Payment	Scheduled Total Principal And Interest Payment Amount Preceding The Modification Effective Payment Date – or if servicer is no longer advancing P&I, the payment that would be in effect if the loan were current.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	2310.57	9(10).99	Modified Loans Only	> 0
151	Pre-Modification Initial Interest Rate Change Downward Cap	Maximum amount the rate can adjust downward on the first interest rate adjustment date (prior to modification) – Only provide if the rate floor is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
152	Pre-Modification Subsequent Interest Rate Cap	Maximum increment the rate can adjust upward AFTER the initial rate adjustment (prior to modification) – Only provide if the Cap is modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	0.015	9.999999	Modified Loans Only	>= 0 to <= 1
153	Pre-Modification Next Interest Rate Change Date	Next Interest Reset Date Under The Original Terms Of The Loan (one month prior to new payment due date).	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Date	20090914	YYYYMMDD	Modified Loans Only	“19010101” if unknown
154	Pre-Modification I/O Term	Interest Only Term (in months) preceding The Modification Effective Payment Date.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	36	999	Modified Loans Only	>= 0 to <= 120
155	Forgiven Principal Amount	The sum total of all principal balance reductions (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
156	Forgiven Interest Amount	The sum total of all interest incurred and forgiven (as a result of loan modification) over the life of the loan.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Decimal	12000	9(10).99	Modified Loans Only	>= 0
157	Number of Modifications	The number of times the loan has been modified.	Loan Modifications (Pertains only to loans modified for loss mitigation purposes)	Numeric – Integer	1	9	Modified Loans Only	>= 0
MH-1	Real Estate Interest	Indicates whether the property on which the manufactured home is situated is owned outright or subject to the terms of a short- or long-term lease. (A long-term lease is defined as a lease whose term is greater than or equal to the loan term.)	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Owned 2 = Short-term lease 3 = Long-term lease 99 = Unavailable
MH-2	Community Ownership Structure	If the manufactured home is situated in a community, a means of classifying ownership of the community.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Coding	1 = Public Institutional 2 = Public Non-Institutional 3 = Private Institutional 4 = Private Non-Institutional 5 = HOA-Owned 6 = Non-Community 99 = Unavailable
MH-3	Year of Manufacture	The year in which the home was manufactured (Model Year -- YYYY Format). Required only in cases where a full appraisal is not provided.	Manufactured Housing	Numeric – Integer	2006	YYYY	Manufactured Housing Loans Only	1901 = Unavailable
MH-4	HUD Code Compliance Indicator (Y/N)	Indicates whether the home was constructed in accordance with the 1976 HUD code. In general, homes manufactured after 1976 comply with this code.	Manufactured Housing	Numeric – Integer	1	9	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-5	Gross Manufacturer’s Invoice Price	The total amount that appears on the manufacturer’s invoice (typically includes intangible costs such as transportation, association, on-site setup, service and warranty costs, taxes, dealer incentives, and other fees).	Manufactured Housing	Numeric – Decimal	72570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-6	LTI (Loan-to-Invoice) Gross	The ratio of the loan amount divided by the Gross Manufacturer’s Invoice Price (Field MH-5).	Manufactured Housing	Numeric – Decimal	0.75	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-7	Net Manufacturer’s Invoice Price	The Gross Manufacturer’s Invoice Price (Field MH-5) minus intangible costs, including: transportation, association, on-site setup, service, and warranty costs, taxes, dealer incentives, and other fees.	Manufactured Housing	Numeric – Decimal	61570.62	9(10).99	Manufactured Housing Loans Only	>= 0
MH-8	LTI (Net)	The ratio of the loan amount divided by the Net Manufacturer’s Invoice Price (Field MH-7).	Manufactured Housing	Numeric – Decimal	0.62	9.999999	Manufactured Housing Loans Only	>= 0 to <= 1
MH-9	Manufacturer Name	The manufacturer of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“XYZ Corp”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Manufacturer name in double quotation marks
MH-10	Model Name	The model name of the subject property. (To be applied only in cases where no appraised value/other type of property valuation is available.)	Manufactured Housing	Text	“DX5-916-X”	Char (100)	Manufactured Housing Loans Only (where no appraised value is provided)	MH Model name in double quotation marks
MH-11	Down Payment Source	An indicator of the source of the down payment used by the borrower to acquire the property and qualify for the mortgage.	Manufactured Housing	Numeric – Integer	2	99	Manufactured Housing Loans Only	See Codes	1 = Cash 2 = Proceeds from trade in 3 = Land in Lieu 4 = Other 99 = Unavailable
MH-12	Community/Related Party Lender (Y/N)	An indicator of whether the loan was made by the community owner, an affiliate of the community owner or the owner of the real estate upon which the collateral is located.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-13	Defined Underwriting Criteria (Y/N)	An indicator of whether the loan was made in accordance with a defined and/or standardized set of underwriting criteria.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = No 1 = Yes 99 = Unavailable
MH-14	Chattel Indicator	An Indicator of whether the secured property is classified as chattel or Real Estate.	Manufactured Housing	Numeric – Integer	1	99	Manufactured Housing Loans Only	See Codes	0 = Real Estate 1 = Chattel 99 = Unavailable

ANNEX B – GLOBAL CLEARANCE, SETTLEMENT AND TAX DOCUMENTATION PROCEDURES

Except in certain limited circumstances, the globally offered Sequoia Mortgage Trust 2011-2, Mortgage Pass-Through Certificates (the “Global Certificates”) will be available only in book-entry form. Investors in the Global Certificates may hold such Global Certificates through any of The Depository Trust Company (“DTC”), Clearstream, Luxembourg or Euroclear. The Global Certificates will be tradeable as home market instruments in both the European and U.S. domestic markets. Initial settlement and all secondary trades will settle in same-day funds.

Secondary market trading between investors holding Global Certificates through Clearstream, Luxembourg and Euroclear will be conducted in the ordinary way in accordance with their normal rules and operating procedures and in accordance with conventional Eurocertificate practice (i.e., seven-calendar day settlement).

Secondary market trading between investors holding Global Certificates through DTC will be conducted according to the rules and procedures applicable to U.S. corporate debt obligations and prior mortgage pass-through certificate issues.

Secondary cross-market trading between Clearstream, Luxembourg or Euroclear and DTC Participants holding Global Certificates will be effected on a delivery-against-payment basis through the respective Depositaries of Clearstream, Luxembourg and Euroclear (in such capacity) and as DTC Participants.

Non-U.S. holders (as described below) of Global Certificates will be subject to U.S. withholding taxes unless such holders meet certain requirements and deliver appropriate U.S. tax documents to the securities clearing organizations or their participants.

Initial Settlement

All Global Certificates will be held in book-entry form by DTC in the name of Cede & Co. as nominee of DTC. Investors’ interests in the Global Certificates will be represented through financial institutions acting on their behalf as direct and indirect participants in DTC (each, a “DTC Participant”). As a result, Clearstream, Luxembourg and Euroclear will hold positions on behalf of their participants through their respective Depositaries, which in turn will hold such positions in accounts as DTC Participants.

Investors electing to hold their Global Certificates through DTC will follow the settlement practices’ applicable to other mortgage pass-through certificate issues. Investor securities custody accounts will be credited with their holdings against payment in same-day funds on the settlement date.

Investors electing to hold their Global Certificates through Clearstream, Luxembourg or Euroclear accounts will follow the settlement procedures applicable to conventional Eurocertificates, except that there will be no temporary global security and no “lock-up” or restricted period. Global Certificates will be credited to the securities custody accounts on the settlement date against payment in same-day funds.

Secondary Market Trading

Since the purchaser determines the place of delivery, it is important to establish at the time of the trade where both the purchaser’s and seller’s accounts are located to ensure that settlement can be made on the desired value date.

Trading Between DTC Participants.  Secondary market trading between DTC Participants will be settled using the procedures applicable to prior mortgage pass-through certificate issues in same-day funds.

Trading Between Clearstream, Luxembourg and/or Euroclear Participants.  Secondary market trading between Clearstream, Luxembourg Participants or Euroclear Participants will be settled using the procedures applicable to conventional Eurocertificates in same-day funds.

Trading Between DTC Seller and Clearstream, Luxembourg or Euroclear Purchaser.  When Global Certificates are to be transferred from the account of a DTC Participant to the account of a Clearstream, Luxembourg Participant or a Euroclear Participant, the purchaser will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or Euroclear Participant at least one business day prior to settlement.  Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as the case may be, to receive the Global Certificates against payment. Payment will include interest accrued on the Global Certificates from and including the last coupon distribution date to and excluding the settlement date, on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. Payment will then be made by the respective Depositary of the DTC Participant’s account against delivery of the Global Certificates. After settlement has been completed, the Global Certificates will be credited to the respective clearing system and by the clearing system, in accordance with its usual procedures, to the Clearstream, Luxembourg Participant’s or Euroclear Participant’s account. The securities credit will appear the next day (European time) and the cash debt will be back-valued to, and the interest on the Global Certificates will accrue from, the value date (which would be the preceding day when settlement occurred in New York). If settlement is not completed on the intended value date (i.e., the trade fails), the Clearstream, Luxembourg or Euroclear cash debt will be valued instead as of the actual settlement date.

Clearstream, Luxembourg Participants and Euroclear Participants will need to make available to the respective clearing systems the funds necessary to process same-day funds settlement. The most direct means of doing so is to preposition funds for settlement, either from cash on hand or existing lines of credit, as they would for any settlement occurring within Clearstream, Luxembourg or Euroclear. Under this approach, they may take on credit exposure to Clearstream, Luxembourg or Euroclear until the Global Certificates are credited to their accounts one day later.

As an alternative, if Clearstream, Luxembourg or Euroclear has extended a line of credit to them, Clearstream, Luxembourg Participants or Euroclear Participants can elect not to preposition funds and allow that credit line to be drawn upon the finance settlement. Under this procedure, Clearstream, Luxembourg Participants or Euroclear Participants purchasing Global Certificates would incur overdraft charges for one day, assuming they cleared the overdraft when the Global Certificates were credited to their accounts. However, interest on the Global Certificates would accrue from the value date. Therefore, in many cases the investment income on the Global Certificates earned during that one-day period may substantially reduce or offset the amount of such overdraft charges, although this result will depend on each Clearstream, Luxembourg Participant’s or Euroclear Participant’s particular cost of funds.

Since the settlement is taking place during New York business hours, DTC Participants can employ their usual procedures for sending Global Certificates to the respective European depository for the benefit of Clearstream, Luxembourg Participants or Euroclear Participants. The sale proceeds will be available to the DTC seller on the settlement date. Thus, to the DTC Participants a cross-market transaction will settle no differently than a trade between two DTC Participants.

Trading Between Clearstream, Luxembourg or Euroclear Seller and DTC Purchaser.  Due to time zone differences in their favor, Clearstream, Luxembourg Participants and Euroclear Participants may employ their customary procedures for transactions in which Global Certificates are to be transferred by the respective clearing system, through the respective Depositary, to a DTC Participant.  The seller will send instructions to Clearstream, Luxembourg or Euroclear through a Clearstream, Luxembourg Participant or

Euroclear Participant at least one business day prior to settlement. In these cases Clearstream, Luxembourg or Euroclear will instruct the respective Depositary, as appropriate, to deliver the Global Certificates to the DTC Participant’s account against payment. Payment will include interest accrued on the Global Certificates from and including the last coupon payment to and excluding the settlement date on the basis of the actual number of days in such accrual period and a year assumed to consist of 360 days. For transactions settling on the 31st of the month, payment will include interest accrued to and excluding the first day of the following month. The payment will then be reflected in the account of the Clearstream, Luxembourg Participant or Euroclear Participant the following day, and receipt of the cash proceeds in the Clearstream, Luxembourg Participant’s or Euroclear Participant’s account would be back-valued to the value date (which would be the preceding day, when settlement occurred in New York). Should the Clearstream, Luxembourg Participant or Euroclear Participant have a line of credit with its respective clearing system and elect to be in debt in anticipation of receipt of the sale proceeds in its account, the back-valuation will extinguish any overdraft incurred over that one-day period. If settlement is not completed on the intended valued date (i.e., the trade fails), receipt of the cash proceeds in the Clearstream, Luxembourg Participant’s or Euroclear Participant’s account would instead be valued as of the actual settlement date.

Finally, day traders that use Clearstream, Luxembourg or Euroclear and that purchase Global Certificates from DTC Participants for delivery to Clearstream, Luxembourg Participants or Euroclear Participants should note that these trades would automatically fail on the sale side unless affirmative action were taken. At least three techniques should be readily available to eliminate this potential problem:

(a)
borrowing through Clearstream, Luxembourg or Euroclear for one day (until the purchase side of the day trade is reflected in their Clearstream, Luxembourg or Euroclear accounts) in accordance with the clearing system’s customary procedures;

(b)
borrowing the Global Certificates in the U.S. from a DTC Participant no later than one day prior to settlement, which would give the Global Certificates sufficient time to be reflected in their Clearstream, Luxembourg or Euroclear account in order to settle the sale side of the trade; or

(c)
staggering the value dates for the buy and sell sides of the trade so that the value date for the purchase from the DTC Participant is at least one day prior to the value date for the sale to the Clearstream, Luxembourg Participant or Euroclear Participant.

CERTAIN U.S. FEDERAL INCOME TAX DOCUMENTATION REQUIREMENTS

A holder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986 holding a book-entry certificate through Clearstream, Euroclear or DTC may be subject to U.S. withholding tax at a rate of 30% unless such holder provides certain documentation to the securities administrator or to the U.S. entity required to withhold tax (the “U.S. withholding agent”) establishing an exemption from withholding.  A holder that is not a United States person may be subject to 30% withholding unless:

I. the securities administrator, or the U.S. withholding agent receives a statement —

(a)	from the holder on Internal Revenue Service (“IRS”) Form W-8BEN (or any successor form) that —

(i)	is signed by the certificateholder under penalty of perjury,

(ii)	certifies that such owner is not a United States person, and

(iii)	provides the name and address of the certificateholder, or

(b)	from a securities clearing organization, a bank or other financial institution that holds customers’ securities in the ordinary course of its trade or business that —

(i)	is signed under penalties of perjury by an authorized representative of the financial institution,

(ii)
states that the financial institution has received an IRS Form W-8BEN (or any successor form) from the certificateholder or that another financial institution acting on behalf of the certificateholder has received such IRS Form W-8BEN (or any successor form),

(iii)	provides the name and address of the certificateholder, and

(iv)	attaches the IRS Form W-8BEN (or any successor form) provided by the certificateholder;

II.	the holder claims an exemption or reduced rate based on a treaty and provides a properly executed IRS Form W-8BEN (or any successor form) to the securities administrator or the U.S. withholding agent;

III.
the holder claims an exemption stating that the income is effectively connected to a U.S. trade or business and provides a properly executed IRS Form W-8ECI (or any successor form) to the securities administrator or the U.S. withholding agent; or

IV.
the holder is a “nonwithholding partnership” and provides a properly executed IRS Form W-8IMY (or any successor form) with all necessary attachments to the securities administrator or the U.S. withholding agent.  Certain pass-through entities that have entered into agreements with the Internal Revenue Service (for example “qualified intermediaries”) may be subject to different documentation requirements; and such holders are encouraged to consult with their tax advisors when purchasing the certificate.

A book-entry certificateholder holding through Clearstream or Euroclear provides the forms and statements referred to above by submitting them to the person through which it holds an interest in the book-entry certificate, which is the clearing agency, in the case of persons holding directly on the books of the clearing agency.  Under certain circumstances a Form W-8BEN, if furnished with a taxpayer identification number, (“TIN”), will remain in effect until the status of the beneficial owner changes, or a change in circumstances makes any information on the form incorrect.  A Form W-8BEN, if furnished without a TIN, and a Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year, unless a change in circumstances makes any information on the form incorrect.

In addition, a book-entry certificateholder holding through Clearstream, Euroclear or DTC may be subject to backup withholding unless the holder:

I. provides a properly executed IRS Form W-8BEN, Form W-8ECI or Form W-8IMY(or any successor forms) if that person is not a United States person;

II. provides a properly executed IRS Form W-9 (or any substitute form) if that person is a United States person; or

III. is a corporation, within the meaning of Section 7701(a) of the Internal Revenue Code of 1986, or otherwise establishes that it is a recipient exempt from United States backup withholding.

This summary does not deal with all aspects of federal income tax withholding or backup withholding that may be relevant to investors that are not “United States persons” within the meaning of Section 7701(a)(30) of the Internal Revenue Code.  Such investors are encouraged to consult their own tax advisors for specific tax advice concerning their holding and disposing of the book-entry certificate.

The term “United States person” means (1) a citizen or resident of the United States, (2) a corporation or partnership organized in or under the laws of the United States or any state or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), (3) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, or (4) a trust if a court within the United States is able to exercise primary supervision over the administration of the issuing entity and one or more United States persons have authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be so treated also will be considered United States persons.